April 28, 2004

Securities and Exchange Commission
450 5 Street, N.W.
Washington  DC  50549

RE:  Midland National Life Separate Account A
        File Number 333-58300

Commissioners:

Enclosed for preliminary filing is a copy of Post-Effective Amendment Number 7to the above referenced Form N-6 Registration Statement.

This amendment is being filed pursuant to paragraph (b) of Rule 485 and pursuant to subparagraph (b) (4) of that Rule, we certify the amendment does not contain disclosure which would render it ineligible to become effective pursuant to said paragraph (b).


If you have any comments or questions about this filing, please contact Fred Bellamy of Sutherland, Asbill and Brennan at 202-283-0126.


/s/


Terri Silvius
Director - Compliance
Variable Operations

cc:  Frederick R. Bellamy
     Sutherland, Asbill & Brennan LLP

                         As filed with the Securities and Exchange Commission on April 29, 2004

========================================================================================================================

                                                                                         Registration File No. 333-58300
                                                                                                               811-05271

                                           SECURITIES AND EXCHANGE COMMISSION
                                                  Washington, DC 20549

                                                    ---------------

                                                        FORM N-6

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                                              [     ]

                                     PRE-EFFECTIVE AMENDMENT NO.  __   _                                       [     ]
                                                                    ---

                                     POST-EFFECTIVE AMENDMENT NO.  _7__                                         [ X ]
                                                                    --

                                                         and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                                        ACT OF 1940                                            [     ]

                                     AMENDMENT NO.  ___7____                                                     [ X ]

                                           (Check appropriate box or boxes.)

                                        Midland National Life Separate Account A
                                               (Exact name of registrant)

                                        MIDLAND NATIONAL LIFE INSURANCE COMPANY
                                                  (Name of depositor)
                                                   One Midland Plaza
                                          Sioux Falls, South Dakota 57193-9991
                                  (Address of depositor's principal executive offices)
                           Depositor's Telephone Number, including Area Code: (605) 335-5700

                             Steve Horvat, General Counsel                                  Copy to:
                        Midland National Life Insurance Company                    Frederick R. Bellamy, Esq.
                                   One Midland Plaza                            Sutherland Asbill & Brennan LLP
                          Sioux Falls, South Dakota 57193-9991                   1275 Pennsylvania Avenue, N.W.
                        (Name and address of agent for service)                    Washington, DC 20004-2415

                                     Approximate Date of Proposed Public Offering:
                    As soon as practicable after the effective date of this registration statement.

                   It is proposed that this filing will become effective (check appropriate box):

                   |_|      immediately upon filing pursuant to paragraph (b)

                   |X|      on May 1, 2004  pursuant to paragraph (b)

                   |_|      ___days after filing pursuant to paragraph (a)(i)

                   |_|      on     pursuant to paragraph (a)(i) of Rule 485

                   If appropriate check the following box:

                   |_|      This post-effective amendment designates a new effective date for a previously filed post-effective amendment _______________

                                         Title of Securities Being Registered:
                       Interests in Individual Flexible Premium Variable Life Insurance Policies


                         ADVISOR VARIABLE UNIVERSAL LIFE

            Flexible Premium Variable Universal Life Insurance Policy
               Issued By: Midland National Life Insurance Company
                    One Midland Plaza o Sioux Falls, SD 57193
        (605) 335-5700 (telephone) o (800) 872-1642 (toll-free telephone)
               (605) 373-8557 (facsimile for transaction requests)
            o (605) 335-3621 (facsimile for administrative requests)
              through the Midland National Life Separate Account A


Advisor Variable Universal Life (the "policy") provides a life insurance policy issued by Midland National Life Insurance Company. The policy:

     o provides insurance coverage with flexibility in death benefits and premiums;

     o pays a death benefit if the Insured person dies while the policy is still inforce;

     o can provide substantial policy fund build-up on a tax-deferred basis. However, there is no guaranteed policy fund for amounts You allocate to the investment divisions. You bear the risk of poor investment performance for those amounts.

     o lets You borrow against Your policy, withdraw part of the net cash surrender value, or completely surrender Your policy. There may be tax consequences to these transactions. Loans and withdrawals affect the policy fund, and may affect the death benefit.


After the first premium, You may decide how much Your premiums will be and how often You wish to pay them within limits. You may also increase or decrease the amount of insurance protection, within limits.

Depending on the amount of premiums paid, this may or may not be a Modified Endowment Contract ("MEC"). If it is a MEC, then loans and withdrawals may have more adverse tax consequences.

You have a limited right to examine Your policy and return it to Us for a refund.
You may allocate Your policy fund to Our General Account and up to ten investment divisions. Each division invests in a specified mutual fund portfolio. The mutual fund portfolios are part of the following series funds or trusts:

     1.        Alger American Fund,
     2.        American Century Variable Portfolios, Inc.,
     3.        Fidelity's Variable Insurance Products Fund,
     4.        INVESCO Variable Investment Funds, Inc.,
     5.        Lord Abbett Series Fund, Inc.,
     6.        MFS(R)Variable Insurance Trusts,
     7.        PIMCO Variable Insurance Trust and
     8.        Van Eck Worldwide Insurance Trust

You can choose among the thirty-seven investment divisions listed on the following page.

Your policy fund in the investment divisions will increase or decrease based on investment performance. You bear this risk. You could lose the amount You invest and lose Your insurance coverage due to poor investment performance. No one insures or guarantees any of these investments. Separate prospectuses describe the investment objectives, policies and risks of the portfolios.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                   May 1, 2004

                     SEPARATE ACCOUNT INVESTMENT PORTFOLIOS
--------------------------------------------------------------- ------------------------------------------------------------

Alger American Growth Portfolio                                 Fidelity VIP Investment Grade Bond Portfolio
--------------------------------------------------------------- ------------------------------------------------------------

Alger American Leveraged AllCap Portfolio                       Fidelity VIP MidCap Portfolio
--------------------------------------------------------------- ------------------------------------------------------------

Alger American Mid-Cap Growth Portfolio                         Fidelity VIP Money Market Portfolio
--------------------------------------------------------------- ------------------------------------------------------------

Alger American Small Capitalization Portfolio                   Fidelity VIP Overseas Portfolio
--------------------------------------------------------------- ------------------------------------------------------------

American Century VP Balanced Portfolio                          INVESCO VIF-Financial Services Fund
--------------------------------------------------------------- ------------------------------------------------------------

American Century VP Capital Appreciation Portfolio              INVESCO VIF-Health Sciences Fund
--------------------------------------------------------------- ------------------------------------------------------------

American Century VP Income & Growth Portfolio                   Lord Abbett Series Fund, Inc. Growth & Income Portfolio
--------------------------------------------------------------- ------------------------------------------------------------

American Century VP International Portfolio                     Lord Abbett Series Fund, Inc. International Portfolio
--------------------------------------------------------------- ------------------------------------------------------------

American Century VP Value Portfolio                             Lord Abbett Series Fund, Inc. Mid-Cap Value Portfolio
--------------------------------------------------------------- ------------------------------------------------------------

Fidelity VIP Asset Manager Portfolio                            MFS VIT Emerging Growth Series
--------------------------------------------------------------- ------------------------------------------------------------

Fidelity VIP Asset Manager: Growth Portfolio                    MFS VIT Investors Trust Series
--------------------------------------------------------------- ------------------------------------------------------------

Fidelity VIP Balanced Portfolio                                 MFS VIT New Discovery Series
--------------------------------------------------------------- ------------------------------------------------------------

Fidelity VIP Contrafund(R)Portfolio                              MFS VIT Research Series
--------------------------------------------------------------- ------------------------------------------------------------

Fidelity VIP Equity-Income Portfolio                            PIMCO VIT High Yield Portfolio
--------------------------------------------------------------- ------------------------------------------------------------

Fidelity VIP Growth & Income Portfolio                          PIMCO VIT Low Duration Portfolio
--------------------------------------------------------------- ------------------------------------------------------------

Fidelity VIP Growth Opportunities Portfolio                     PIMCO VIT Real Return Portfolio
--------------------------------------------------------------- ------------------------------------------------------------

Fidelity VIP Growth Portfolio                                   PIMCO VIT Total Return Portfolio
--------------------------------------------------------------- ------------------------------------------------------------

Fidelity VIP High Income Portfolio                              Van Eck Worldwide Hard Assets Fund
--------------------------------------------------------------- ------------------------------------------------------------

Fidelity VIP Index 500 Portfolio
--------------------------------------------------------------- ------------------------------------------------------------


This prospectus generally describes only the variable portion of the policy, except where the General Account is specifically mentioned.

Buying this policy might not be a good way of replacing Your existing insurance or adding more insurance if You already own a flexible premium variable life insurance policy.

You should read this prospectus carefully and keep it for future reference. You should also have and read the current prospectuses for the funds.

                                Table of Contents


POLICY BENEFITS / RISKS SUMMARY.............................................................................................8
      POLICY BENEFITS.......................................................................................................8
            Death Benefits..................................................................................................8
            Flexible Premium Payments.......................................................................................8
            No Lapse Guarantee Premium......................................................................................8
            Benefits of the Policy Fund.....................................................................................9
            Tax Benefits...................................................................................................10
            Policy Illustrations...........................................................................................10
            Additional Benefits............................................................................................10
            Your Right to Examine This Policy..............................................................................11
      POLICY RISKS.........................................................................................................11
            Investment Risk................................................................................................11
            Surrender Charge Risk..........................................................................................11
            Withdrawing Money..............................................................................................11
            Risk of Lapse..................................................................................................11
            Tax Risks......................................................................................................12
            Risk of Increases in Charges...................................................................................13
            Portfolio Risks................................................................................................13
            Effects of Market Timing.......................................................................................13
FEE TABLE..................................................................................................................13
SUMMARY OF ADVISOR VARIABLE UNIVERSAL LIFE.................................................................................18
      DEATH BENEFIT OPTIONS................................................................................................18
      FLEXIBLE PREMIUM PAYMENTS............................................................................................18
      INVESTMENT CHOICES...................................................................................................19
      YOUR POLICY FUND.....................................................................................................20
            Transfers......................................................................................................20
            Policy Loans...................................................................................................20
            Withdrawing Money..............................................................................................21
            Surrendering Your Policy.......................................................................................21
      DEDUCTIONS AND CHARGES...............................................................................................21
            Deductions From Your Premiums..................................................................................21
            Deductions From Your Policy Fund...............................................................................21
            Surrender Charge...............................................................................................22
      Additional INFORMATION ABOUT THE POLICIES............................................................................23
            Your Policy Can Lapse..........................................................................................23
            Correspondence and Inquiries...................................................................................23
            State Variations...............................................................................................23
            Tax-Free "Section 1035" Exchanges..............................................................................23
DETAILED INFORMATION ABOUT ADVISOR VARIABLE UNIVERSAL LIFE.................................................................24
      INSURANCE FEATURES...................................................................................................24
            How the Policies Differ From Whole Life Insurance..............................................................24
            Application for Insurance......................................................................................24
            Death Benefit..................................................................................................25
            Notice and Proof of Death......................................................................................26
            Payment of Death Benefits......................................................................................26
            Maturity Benefit...............................................................................................26
            Changes In Advisor Variable Universal Life.....................................................................26
            Changing The Face Amount of Insurance..........................................................................27
            Changing Your Death Benefit Option.............................................................................27
            When Policy Changes Go Into Effect.............................................................................28
            Flexible Premium Payments......................................................................................28
            Allocation of Premiums.........................................................................................29
            Additional Benefits............................................................................................30
      SEPARATE ACCOUNT INVESTMENT CHOICES..................................................................................33
            Our Separate Account And Its Investment Divisions..............................................................33
            The Funds......................................................................................................33
            Investment Policies Of The Portfolios..........................................................................34
            Charges In The Funds...........................................................................................38
      USING YOUR POLICY FUND...............................................................................................38
            The Policy Fund................................................................................................38
            Amounts In Our Separate Account................................................................................39
            How We Determine The Accumulation Unit Value...................................................................39
            Policy Fund Transactions.......................................................................................40
            Transfer Of Policy Fund........................................................................................40
            Transfer Limitations...........................................................................................41
            Dollar Cost Averaging..........................................................................................43
            Enhanced Dollar Cost Averaging (EDCA)..........................................................................44
            Portfolio Rebalancing..........................................................................................44
            Policy Loans...................................................................................................45
            Withdrawing Money From Your Policy Fund........................................................................46
            Surrendering Your Policy.......................................................................................47
THE GENERAL ACCOUNT........................................................................................................47
      DEDUCTIONS AND CHARGES...............................................................................................48
            Deductions From Your Premiums..................................................................................48
            Charges Against The Separate Account...........................................................................48
            Monthly Deductions From Your Policy Fund.......................................................................49
            Transaction Charges............................................................................................51
            How Policy Fund Charges Are Allocated..........................................................................51
            Surrender Charge...............................................................................................52
            Waiver of Surrender Charge Option..............................................................................53
TAX EFFECTS................................................................................................................54
      INTRODUCTION.........................................................................................................54
      TAX STATUS OF THE POLICY.............................................................................................54
      TAX TREATMENT OF POLICY BENEFITS.....................................................................................55
            In General.....................................................................................................55
            Modified Endowment Contracts...................................................................................55
            Distributions Other Than Death Benefits from Modified Endowment Contracts......................................55
            Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts................56
            Investment in the Policy.......................................................................................56
            Policy Loans...................................................................................................56
            Withholding....................................................................................................57
            Multiple Policies..............................................................................................57
            Continuation of Policy Beyond Age 100..........................................................................57
            Business Uses of Policy........................................................................................57
            Split-Dollar Arrangements......................................................................................57
            Tax Shelter Regulations........................................................................................58
            Alternative Minimum Tax........................................................................................58
            Other Tax Considerations.......................................................................................58
            Possible Tax Law Changes.......................................................................................58
            Our Income Taxes...............................................................................................58
ADDITIONAL INFORMATION ABOUT THE POLICIES..................................................................................58
      YOUR RIGHT TO EXAMINE THIS POLICY....................................................................................58
      YOUR POLICY CAN LAPSE................................................................................................59
      YOU MAY REINSTATE YOUR POLICY........................................................................................59
      POLICY PERIODS AND ANNIVERSARIES.....................................................................................60
      MATURITY DATE........................................................................................................60
      WE OWN THE ASSETS OF OUR SEPARATE ACCOUNT............................................................................60
      CHANGING THE SEPARATE ACCOUNT........................................................................................60
      LIMITS ON OUR RIGHT TO CHALLENGE THE POLICY..........................................................................61
      YOUR PAYMENT OPTIONS.................................................................................................62
            Lump Sum Payments..............................................................................................62
            Optional Payment Methods.......................................................................................62
      YOUR BENEFICIARY.....................................................................................................64
      ASSIGNING YOUR POLICY................................................................................................64
      WHEN WE PAY PROCEEDS FROM THIS POLICY................................................................................64
      CHANGE OF ADDRESS NOTIFICATION.......................................................................................64
      YOUR VOTING RIGHTS AS AN OWNER.......................................................................................65
      DISTRIBUTION OF THE POLICIES.........................................................................................65
      LEGAL PROCEEDINGS....................................................................................................68
      FINANCIAL STATEMENTS.................................................................................................68
ILLUSTRATIONS..............................................................................................................68
DEFINITIONS................................................................................................................74

                         POLICY BENEFITS / RISKS SUMMARY


In this prospectus, "Midland National", "We", "Our", "Us" and "Company" mean Midland National Life Insurance Company. "You" and "Your" mean the owner of the policy. We refer to the person who is covered by the policy as the "Insured" or "Insured Person", because the Insured person and the owner may not be the same.


There is a list of definitions at the end of this prospectus, explaining many words and phrases used here and in the actual insurance policy.


This summary describes the policy's important risks and benefits. The detailed information appearing later in this prospectus further explains the following Policy Benefits/Risks Summary. This summary must be read along with that detailed information. Unless otherwise indicated, the description of the policy in this prospectus assumes that the policy is inforce and that there is no outstanding policy loan.


POLICY BENEFITS

Death Benefits

Advisor Variable Universal Life is life insurance on the Insured person. If the policy is inforce, We will pay a death benefit when the Insured person dies. You can choose between two death benefit options:


     o Option 1: death benefit equals the face amount of the insurance policy. This is sometimes called a "level" death benefit.

     o Option 2: death benefit equals the face amount plus the policy fund. This is sometimes called a "variable" death benefit.


The death benefit may be even greater in some circumstances. See "Death Benefit" on page 25.


We deduct any policy debt and unpaid charges before paying any benefits. The beneficiary can take the death benefit in a lump sum or under a variety of payment plans.

You may change the death benefit option You have chosen. You may also increase or decrease the face amount of Your policy, within certain limits.

Flexible Premium Payments

You may pay premiums whenever and in whatever amount You want, within certain limits. We require an initial premium at issue which is at least equal to one month's no lapse guarantee premium. The no-lapse guarantee premium is based on the policy's face amount and the Insured person's age, sex and underwriting class. We are not required to accept any premium or a premium payment of less than $50.00; however, under Midland National's current Company practice, if paid by monthly bank draft, We will accept a payment as low as $30.00. See "Flexible Premium Payments" on page 28.


No Lapse Guarantee Premium

During the no lapse guarantee period, Your policy will remain inforce as long as You meet the applicable no lapse guarantee premium requirements. See "Premium Provisions During The No Lapse Guarantee Period" on page 29.


Benefits of the Policy Fund

o Withdrawing Money from Your Policy Fund. You may make a partial withdrawal from Your policy fund. The current minimum withdrawal amount is $200. The maximum partial withdrawal You can make is 50% of Your net cash surrender value (the policy fund minus any surrender charge and minus any policy debt) in the first policy year and 90% of Your net cash surrender value in subsequent policy years. See "Withdrawing Money From Your Policy Fund" on page 46. There may be tax consequences for making a partial withdrawal.

o Surrendering Your Policy. You can surrender Your policy for cash and then We will pay You the net cash surrender value. The net cash surrender value is the policy fund minus any surrender charge and minus any policy debt. If You purchase the Waiver of Surrender Charges Option, there will not be a surrender charge. There may be tax consequences for surrendering Your policy. See "Surrendering Your Policy" on page 47.

o Policy Loans. You may borrow Your net cash surrender value (the policy fund less the surrender charge minus any policy debt) less any loan interest that will accrue to the next policy anniversary. Your policy will be the sole security for the loan. Your policy states a minimum loan amount, usually $200. See "Policy Loans" on page 45. Policy loan interest is not tax deductible on policies owned by an individual. There may be federal tax consequences for taking a policy loan. See "TAX EFFECTS" on page 54.

o Transfers of Policy Fund. You may transfer Your policy fund among the investment divisions and between the General Account and the various investment divisions. Currently, We allow an unlimited number of free transfers. We reserve the right to charge a $25 fee for each transfer after the 12th transfer in a policy year. We reserve the right to eliminate and/or severely restrict the transfer privilege in any manner We deem appropriate for some, all or specific policy owners. There are additional limitations on transfers to and from the General Account. See "Transfer Of Policy Fund" on page 40.

o Dollar Cost Averaging ("DCA"). The DCA program enables You to make scheduled monthly transfers of a predetermined dollar amount from the DCA source account (any investment division or the General Account) into one or more of the investment divisions. The minimum monthly amount to be transferred using DCA is $200. See "Dollar Cost Averaging" on page 43.

o Enhanced Dollar Cost Averaging (EDCA). By current Company practice, We will pay an effective annual interest rate of 10% on the declining balance in the General Account until the end of the first policy year on monies allocated into the EDCA program during the first four policy months. See "Enhanced Dollar Cost Averaging (EDCA)" on page 44.

o Portfolio Rebalancing. The Portfolio Rebalancing Option allows policyowners, who are not participating in a DCA program, to have Us automatically reset the percentage of policy fund allocated to each investment division to a pre-set level. At each policy anniversary, We will transfer amounts needed to "balance" the policy fund to the specified percentages selected by You. See "Portfolio Rebalancing" on page 44.


Tax Benefits

We intend for the policy to satisfy the definition of life insurance under the definition of life insurance under the Internal Revenue Code. Therefore, the death benefit generally should be excludable from the gross income of its recipient. Similarly, You should not be deemed to be in constructive receipt of the policy value (the policy fund), and therefore should not be taxed on increases in the policy fund until You take out a loan or withdrawal, surrender the policy, or We pay the maturity benefit. In addition, transfers of policy funds (among the investment divisions and between the General Account and the various investment divisions) are not taxable transactions.


Policy Illustrations


There are sample illustrations at the end of this prospectus showing policy fund values, cash surrender values, and death benefits for a hypothetical Insured based on certain assumptions. You should receive a personalized illustration that reflects Your particular circumstances. These hypothetical illustrations should help You to:

     o understand the long-term effects of different levels of investment performance,

     o    understand the charges and deductions under the policy, and

     o    compare the policy to other life insurance policies.


The hypothetical illustrations also show the value of the annual premium accumulated at interest and demonstrate that the cash surrender values may be very low (compared to the premiums accumulated at interest) if You surrender the policy in the early policy years. Therefore, You should not purchase the policy as a short-term investment or if You do not need the insurance protection. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or policy fund values. Your actual policy fund, cash surrender value, and death benefit amount will be different than the amounts shown in the hypothetical illustrations.


Additional Benefits
Your policy may have one or more supplemental benefits that are options or attached by rider to the policy. Each benefit is subject to its own requirements as to eligibility and additional cost. The additional benefits that may be available to You are:


o   Disability Waiver Benefit Rider      o   Waiver of Surrender Charge Option
o   Flexible Disability Benefit Rider    o   Guaranteed Insurability Rider
o   Accidental Death Benefit Rider       o   Living Needs Rider
o   Children's Insurance Rider           o   Extended Maturity Option
o   Family Life Insurance Rider          o   Enhanced Dollar Cost Averaging



Some of these benefits may have tax consequences and there are usually extra charges for them. Please consult Your tax advisor before selecting or exercising an additional benefit.

Your Right to Examine This Policy

For a limited period of time, as specified in Your policy, You have a right to examine and cancel the policy for any reason. See "Your Right To Examine this Policy" on page 58.


POLICY RISKS

Investment Risk

Your policy fund in the investment divisions will increase or decrease based on investment performance of the underlying portfolios. You bear this risk. During times of declining investment performance, the deduction of charges based on the net amount at risk could accelerate and further reduce Your policy fund in the investment divisions and the General Account. If You allocate net premium to the General Account, then We credit Your policy fund with a declared rate of interest. You assume the risk that the interest rate on the General Account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3.5%. No one insures or guarantees the policy fund allocated to the investments divisions. Separate prospectuses describe the investment objectives, policies, and risks of the portfolios. You should purchase the policy only if You have the financial ability to keep it inforce for a substantial period of time. You should not purchase the policy if You intend to surrender all or part of the policy value in the near future.


This policy is not suitable as a short-term investment.

Surrender Charge Risk

If You surrender Your policy for its net cash surrender value or let Your policy lapse during the surrender charge period prior to the 15th policy year after the date of issue or an increase in face amount, We will deduct a surrender charge. It is possible that You will receive no net cash surrender value, especially if You surrender Your policy in the first few policy years. See "Surrender Charge" on page 52.

This policy does allow for You to purchase a Waiver of Surrender Charge option at the time You apply for the policy. If this Waiver of Surrender Charge option is selected, You will not have any surrender charges deducted as a result of a lapse or surrender in any policy year. See "Waiver of Surrender Charge Option" on page 53.

Withdrawing Money
If You make a partial withdrawal, We will deduct a withdrawal charge if You make more than one withdrawal in any given policy year. The maximum partial withdrawal You can make during the first policy year is 50% of the net cash surrender value; in any policy year thereafter it is 90% of the net cash surrender value. Taxes and a tax penalty may apply.


Risk of Lapse

Your policy can lapse if the net cash surrender value is not sufficient to pay the monthly deductions.

     o Planned Premium. You choose a planned periodic premium. But payment of the planned premiums may not ensure that Your policy will remain inforce. Additional premiums may be required to keep Your policy from lapsing. You need not pay premiums according to the planned schedule. Whether Your policy lapses or remains inforce can depend on the amount of Your policy fund (less any policy debt and surrender charge). The policy fund, in turn, depends on the investment performance of the investment divisions You select. (The policy fund also depends on the premiums You pay and the charges We deduct.) However, You can ensure that Your policy stays inforce during the no lapse guarantee period by paying premiums equal to those required to meet the no lapse guarantee premium amount requirements described in "Premium Provisions During The No Lapse Guarantee Period" on page 29.

          Nevertheless, the policy can lapse (1) during the no lapse guarantee period if You do not meet the no lapse guarantee premium requirements and (2) after the no lapse guarantee period no matter how much You pay in premiums, if the net cash surrender value is insufficient to pay the monthly deductions (subject to the grace period). See "Your Policy Can Lapse" on page

     o Policy Loans. Your loan may affect whether Your policy remains inforce. Your policy may lapse because the loaned amount cannot be used to cover the monthly deductions that are taken. If Your loan lowers the value of Your policy fund to a point where the monthly deductions are greater than Your policy's net cash surrender value, then the policy's lapse provision may apply. For more details see "Policy Loans" on page 45. Taxes and a tax penalty may apply.

     o Surrender Charge Period. If You allow Your policy to lapse during the surrender charge period, We will deduct a surrender charge. However, if You purchase the Waiver of Surrender Charge Option at the time You apply for this policy, there will not be any surrender charges deducted at the time of lapse.


Tax Risks

In order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, We believe that a policy issued on a standard rate class basis should satisfy the applicable requirements. There is less guidance, however, with respect to policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements particularly if You pay the full amount of premiums under the policy.


Depending on the total amount of premiums You pay, the policy may be treated as a modified endowment contract under federal tax laws. If a policy is treated as a modified endowment contract, then surrenders, withdrawals, and loans under the policy will be taxable as ordinary income to the extent there are earnings in the policy. In addition, a 10% penalty tax may be imposed on surrenders, withdrawals, and loans taken before You reach age 59 1/2. If the policy is not a modified endowment contract, then distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a policy that is not a modified endowment contract are subject to the 10% penalty tax.


See "TAX EFFECTS" on page 54. You should consult a qualified tax advisor for assistance in all policy-related tax matters.


Risk of Increases in Charges

Certain fees and charges assessed against the policy are currently at levels below the guaranteed maximum levels. We may increase these fees and charges up to the guaranteed maximum level. If fees and charges are increased, the risk that the policy will lapse increases and You may have to increase the premiums to keep the policy inforce.

Portfolio Risks
A comprehensive discussion of the risks of each portfolio may be found in each portfolio's prospectus. Please refer to the portfolios' prospectuses for more information.

There is no assurance that any portfolio will achieve its stated investment objective.

Effects of Market Timing
Frequent, large, programmed, or short-term transfers among the investment divisions or between the investment divisions and the General Account ("Harmful Trading") can cause risks with adverse effects for other policy owners (and beneficiaries and portfolios). These risks and harmful effects includes: (1) dilution of the interests of long-term investors in an investment division if transfers into the division are made at unit values that are priced below the true value or transfers out of the investment division are made at unit values priced higher than the true value (some "market timers" attempt to do this through methods known as "time-zone arbitrage" and "liquidity arbitrage."); (2) an adverse effect on portfolio management, such as causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing a portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals; and (3) increased brokerage and administrative expenses.

In addition, because other insurance companies and/or retirement plans invest in the portfolios, the risk exists that that the portfolios may suffer harm from frequent, programmed large, or short-term transfers among investment divisions of variable policies issued by other insurance companies or among investment options available to retirement plan participants.

                                    FEE TABLE


The following tables describe the fees and expenses that You will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that You will pay at the time You make premium payments, take cash withdrawals, surrender the policy, exercise certain riders, or transfer policy funds between investment divisions.


-----------------------------------------------------------------------------------------------------------------------------------
                                                         Transaction Fees
-----------------------------------------------------------------------------------------------------------------------------------

                Charge                    When Charge Is Deducted                          Amount Deductedi

                                                                     --------------------------------------------------------------
                                                                           Maximum Guaranteed              Current Charge
                                                                                 Charge
-----------------------------------------------------------------------------------------------------------------------------------

Civil Service Allotment Service       Upon receipt of a premium      $0.46 from each bi-weekly     $0.46 from each bi-weekly
Charge                                payment where Civil Service    premium payment.              premium payment.
                                      Allotment is chosen.

-----------------------------------------------------------------------------------------------------------------------------------

Surrender Chargeii                    At the time of surrender or    $3.60 up to $32.81 in the     $3.60 up to $32.81 in the
(Deferred Sales Charge)               lapse that occurs (a) during   first policy year per $1,000  first policy year per $1,000
                                      the first 15 policy years, or  of face amount. iii           of face amount.iii

Minimum and Maximum                   (b) during the first 15 policy
                                      years following any increase
                                      in face amount.
-----------------------------------------------------------------------------------------------------------------------------------
Charge for a male insured issue age   At the time of surrender or    $9.85 per $1,000 of specified $9.85 per $1,000 of specified
40 in the nonsmoker premium class     lapse that occurs (a) during   face amount.                  face amount.
in the first policy year              the first 15 policy years, or
                                      (b) during the first 15 policy
                                      years following any increase
                                      in face amount.
-----------------------------------------------------------------------------------------------------------------------------------
Partial Withdrawal Charge             Upon partial withdrawal.       Lesser of $25 or 2% of        Lesser of $25 or 2% of the
                                                                     amount withdrawn on any       amount withdrawn on any
                                                                     withdrawal after the first    withdrawal after the first one
                                                                     one in any policy year.       in any policy year.

-----------------------------------------------------------------------------------------------------------------------------------
Transfer Fees                         Upon transfer of any money     $25 on each transfer after    $0 on all transfers.
                                      from the investment divisions  the 12th transfer in any one
                                      or the General Account.        policy year.
-----------------------------------------------------------------------------------------------------------------------------------
Optional Rider Charges
-----------------------------------------------------------------------------------------------------------------------------------
Living Needs Rider                    At the time a benefit is paid  No maximum amount is                    $200.00 iv
                                      out.                           guaranteed.
-----------------------------------------------------------------------------------------------------------------------------------

The next table describes the fees and expenses that You will pay periodically during the time that You own the policy, not including mutual fund portfolio fees and expenses.

-----------------------------------------------------------------------------------------------------------------------------------

                        Periodic Fees Related to Owning the Policy Other Than Portfolio Operating Expenses

-----------------------------------------------------------------------------------------------------------------------------------

                Charge                    When Charge Is Deducted                          Amount Deducted1

                                                                     --------------------------------------------------------------
                                                                           Maximum Guaranteed              Current Charge
                                                                                 Charge
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

Cost of Insurance Deductionv          On the policy date and on      $0.06 up to $83.33 per
                                      every monthly anniversary.     $1,000 of net amount at       If the initial specified face
Minimum and Maximum                                                  riskvi  per month.            amount is greater than or
                                                                                                   equal to $100,000 but less
The current charge (as shown)                                                                      than or equal to $999,999 the
varies depending on Your initial                                                                   charges vary from  $0.05 up
specified face amount of insurance.                                                                to $34.29 per $1,000 of net
                                                                                                   amount at risk per month

                                                                                                   If the initial specified face
                                                                                                   amount is greater than or
                                                                                                   equal to $1,000,000 the
                                                                                                   charges vary from $0.05 up to
                                                                                                   $27.72 per $1,000 of net
                                                                                                   amount at risk per month.



-----------------------------------------------------------------------------------------------------------------------------------

Charges for a male Insured issue      On the policy date and on      $0.20 per $1,000 of net       $0.19 per $1,000 of net
age 40 in the nonsmoker premium       every monthly anniversary.     amount at risk per month.     amount at risk per month.
class in the first policy year with
an initial specified face amount of
$200,000.

-----------------------------------------------------------------------------------------------------------------------------------
Expense Charge                        On the policy date and on      $10 per month in all policy   $10 per month in all policy
                                      every monthly anniversary.     years.                        years.

-----------------------------------------------------------------------------------------------------------------------------------

Mortality and Expense Risk            On each day the policy         Annual rate of 1.40% of the   Annual rate of 1.40% of the
Charge                                remains inforce.               policy Separate Account       policy Separate Account
                                                                     assets in all policy years.   assets in policy years 1 - 20
                                                                                                   and 0.25% thereafter.

-----------------------------------------------------------------------------------------------------------------------------------

Loan Interest Spreadvii               On policy anniversary or       4.50% (annually) in policy    2.00% (annually) in policy
                                      earlier, as applicable.viii    years 1-5; 0.00% (annually)   years 1-5; 0.00% (annually)
                                                                     thereafter. vii               thereafter. vii

-----------------------------------------------------------------------------------------------------------------------------------
Optional Rider Chargesix
-----------------------------------------------------------------------------------------------------------------------------------
Accidental Death Benefit Rider        On rider policy date and each  $0.03 up to $0.09 per month   $0.03 up to $0.09 per month
                                      monthly anniversary            per $1,000 of Accidental      per $1,000 of Accidental
Minimum and Maximum                   thereafter.                    Death Benefit selected.       Death Benefit selected.

-----------------------------------------------------------------------------------------------------------------------------------

Charge for a male Insured attained    On rider policy date and each  $0.08 per month per $1,000    $0.08 per month per $1,000
age 40 in the nonsmoker premium       monthly anniversary            of Accidental Death Benefit.  of Accidental Death Benefit.
class in the first policy year        thereafter.
following the rider policy date

-----------------------------------------------------------------------------------------------------------------------------------

Children's Insurance Rider            On rider policy date and each  $0.52 per month per $1,000    $0.52 per month per $1,000
                                      monthly anniversary            of Children's Insurance       of Children's Insurance
                                      thereafter.                    benefit.x                     benefit.

-----------------------------------------------------------------------------------------------------------------------------------
Family Insurance Rider                On rider policy date and each  $1.72 per month per unit of   $1.72 per month per unit of
                                      monthly anniversary            Family Insurance Rider.xi     Family Insurance Rider.
                                      thereafter.

-----------------------------------------------------------------------------------------------------------------------------------

Flexible Disability Benefit Rider     On rider policy date and each  $0.27 up to $0.80 per month   $0.27 up to $0.80 per month
                                      monthly anniversary            per $10 of monthly benefit.   per $10 of monthly benefit.
                                      thereafter until the policy
Minimum and Maximum                   anniversary on which the
                                      Insured reaches attained age
                                      60.

Charge for a male Insured issue age   On rider policy date and each  $0.50 per month per $10 of    $0.50 per month per $10 of
40 in the nonsmoker premium class.    monthly anniversary            monthly benefit.              monthly benefit.
                                      thereafter until the policy
                                      anniversary on which the
                                      Insured reaches attained age
                                      60.


-----------------------------------------------------------------------------------------------------------------------------------

Guaranteed Insurability Rider         On rider policy date and each  $0.05 up to $0.17 per month   $0.05 up to $0.17 per $1,000
                                      monthly anniversary            per $1,000 of Guaranteed      of Guaranteed Insurability
                                      thereafter.                    Insurability benefit elected. benefit elected.

Minimum and Maximum

Charge for a male Insured issue age   On rider policy date and each  $0.13 per month per $1,000    $0.13 per month per $1,000
30 in the nonsmoker premium class     monthly anniversary            of Guaranteed Insurability    of Guaranteed Insurability
                                      thereafter.                    benefit elected.              benefit elected.

-----------------------------------------------------------------------------------------------------------------------------------
Disability Waiver Benefit Rider       On rider policy date and each  $0.01 up to $0.12 per month   $0.01 up to $0.12 per month
                                      monthly anniversary            per $1,000 of face amount.    per $1,000 of face amount.
                                      thereafter.
Minimum and Maximum

Charge for a male Insured issue age   On rider policy date and each  $0.02 per month per $1,000    $0.02 per month per $1,000
40 in the nonsmoker premium class     monthly anniversary            of face amount.               of face amount.
in the first policy year              thereafter.

-----------------------------------------------------------------------------------------------------------------------------------
Waiver of Surrender Charge            On the policy date and each    $0.03 per month per $1,000    $0.03 per month per $1,000
Option                                monthly anniversary            of face amount in policy      of face amount in policy years
                                      thereafter during the first 15 years 1 thru 15.              1 thru 15.
                                      policy years.

-----------------------------------------------------------------------------------------------------------------------------------

i Some of the charges are rounded off in accordance with regulations of the U.S. Securities and Exchange Commission. Actual charges may be somewhat higher or lower.

iiThe surrender charge varies based upon the sex, issue age, and rating class of the Insured person on the issue date. The surrender charges shown in the table may not be representative of the charges that You will pay. Your policy's data page will indicate the surrender charge applicable to Your policy. For more detailed information concerning Your surrender charges, please contact Our Executive Office.

iii These charges decrease gradually in policy years 2 through 15 to $0.00 for policy years 16 and thereafter. An increase in face amount establishes a new surrender charge schedule for the amount of the increase in face amount based upon the attained age and rating class at the time the face amount increase becomes effective.

iv Currently, We charge an administrative fee of $200 at the time benefits are paid from this rider. We reserve the right to increase this fee.

vThe cost of insurance rate varies based upon the sex, attained age, and rating class of the Insured person at the time of the charge. The cost of insurance charges shown in the table may not be representative of the charges that You will pay. Your policy's data page will indicate the cost of insurance deduction applicable to Your policy. For more detailed information concerning Your cost of insurance deductions, please contact Our Executive Office.

vi As of any monthly anniversary, the net amount at risk is the death benefit less the policy fund (after all deductions for that monthly anniversary, except the cost of insurance deduction).

vii The Loan Interest Spread is the difference between the amount of interest We charge You for a loan (guaranteed not to exceed a maximum of 8.00% annually) and the amount of interest We credit to the amount in Your loan account (which is 3.50% annually).

viii While a policy loan is outstanding, loan interest is charged in arrears on each policy anniversary or, if earlier, on the date of loan repayment, policy lapse, surrender, policy termination, or the Insured's death.

ix Charges for these riders may vary based on the policy duration, Insured's issue or attained age, sex, risk class, and benefit amount. Charges based on attained age may increase as the Insured ages. The rider charges shown in the table may not be typical of the charges You will pay. Your policy's specification page will indicate the rider charges applicable to Your policy, and more detailed information concerning these rider charges is available upon request from Our Executive Office.

x Regardless of the number of children or their age, up to age 21.

xi Regardless of the number of children or their age, up to age 21, or the age of the spouse. A unit of coverage provides for a decreasing term insurance benefit for the spouse that is shown in the rider form You receive with Your policy as well as $1,000 of term insurance for each of the Insured's children.


The next item shows the lowest and highest total operating expenses deducted from portfolio assets (before waiver or reimbursement) during the fiscal year ended December 31, 2003. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.



Total Annual Portfolio Operating Expenses:
------------------------------------------------------------------------- --------------------- ----- ---------------------


                                                                                 Lowest                     Highest

------------------------------------------------------------------------- --------------------- ----- ---------------------
------------------------------------------------------------------------- --------------------- ----- ---------------------

Total Annual Portfolio Operating Expenses1
(total of all expenses that are deducted from portfolio assets, including management fees, distribution or service fees (12b-1 fees),
and other expenses)                                                              0.29%           -           3.42%

------------------------------------------------------------------------- --------------------- ----- ---------------------
------------------------------------------------------------------------- --------------------- ----- ---------------------

Net Annual Portfolio Operating Expenses After Contractual Waivers and
Reimbursements 2 (expenses that are deducted from portfolio assets, including management fees, 12b-1 fees and other
expenses)                                                                        0.29%           -           1.40%

------------------------------------------------------------------------- --------------------- ----- ---------------------

1 The portfolio expenses used to prepare this table were provided to Midland National by the funds or their fund managers. Midland National has not independently verified such information. The expenses reflect those incurred as of December 31, 2003. Current or future expenses may be greater or less than those shown.

2 The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for the Lord Abbett International portfolio that requires a portfolio's investment advisor to reimburse or waive certain portfolio expenses for the fiscal year ending December 31, 2004.

These fees and expenses are paid out of the assets of the portfolio companies. A comprehensive discussion of the risks, charges and expenses of each portfolio company may be found in the fund or portfolio company's prospectus. You can obtain a current copy of the portfolio companies' prospectuses by contacting Us at:


                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193

                              Phone: (800) 272-1642
                               Fax: (605) 335-3621

For information concerning compensation paid for the sale of the policies, see "Distribution of the Policies" on page 65.



                   SUMMARY OF ADVISOR VARIABLE UNIVERSAL LIFE

DEATH BENEFIT OPTIONS


Advisor Variable Universal Life provides life insurance on the Insured person. If the policy is inforce We will pay a death benefit when the Insured person dies. You can choose between two death benefit options:


     o Option 1: death benefit equals the face amount of the insurance policy. This is sometimes called a "level" death benefit.

     o Option 2: death benefit equals the face amount plus the policy fund. This is sometimes called a "variable" death benefit.


The death benefit may be even greater in some circumstances. See "Death Benefit" on page 25.


We deduct any policy debt and unpaid charges before paying any benefits. The beneficiary can take the death benefit in a lump sum or under a variety of payment plans.

Whether Your policy lapses or remains inforce can depend on the amount of Your policy fund (less any policy debt and surrender charge). The policy fund, in turn, depends on the investment performance of the investment divisions You select. (The policy fund also depends on the premiums You pay and the charges We deduct.) However, during the no lapse guarantee period, You can keep Your policy inforce by paying a certain amount of premiums.

The minimum face amount is $100,000.

You may change the death benefit option You have chosen. You may also increase or decrease the face amount of Your policy, within limits.

FLEXIBLE PREMIUM PAYMENTS


You may pay premiums whenever and in whatever amount You want, within certain limits. We require an initial premium at issue which is at least equal to one month's no lapse guarantee premium. The no-lapse guarantee premium is based on the policy's face amount and the Insured person's age, sex and underwriting class. We are not required to accept premium or a premium payment of less than $50.00; however under Midland National's current Company practice, if paid by monthly bank draft, We will accept a payment as low as $30.00.

You may choose a planned periodic premium. But payment of the planned premiums may not ensure that Your policy will remain inforce. Additional premiums may be required to keep Your policy from lapsing. You need not pay premiums according to the planned schedule. Whether Your policy lapses or remains inforce can depend on the amount of Your policy fund (less any policy debt and surrender charge). The policy fund, in turn, depends on the investment performance of the investment divisions You select. (The policy fund also depends on the premiums You pay and the charges We deduct.) However, You can ensure that Your policy stays inforce during the no lapse guarantee period by paying premiums equal to those required to meet the no lapse guarantee premium requirement described in "Premium Provisions During The No Lapse Guarantee Period" on page 29.


INVESTMENT CHOICES


You may allocate Your policy fund to up to ten of the 37 available investment divisions.



You bear the complete investment risk for all amounts allocated to any of these investment divisions. You may also allocate Your policy fund to Our General Account, where We guarantee the safety of principal and a minimum interest rate. See the "THE GENERAL ACCOUNT" on page 47.

For more information, see "The Funds" on page 33.


YOUR POLICY FUND


Your policy fund begins with Your first premium payment. From Your premium We deduct any per premium expenses as described in the "Deductions From Your Premiums" section on page 48. The balance of the premium is Your beginning policy fund.


Your policy fund reflects:

     o    the amount and frequency of premium payments,

     o deductions for the cost of insurance, additional benefits and other charges,

     o    the investment performance of Your chosen investment divisions,

     o    interest earned on amounts allocated to the General Account,

     o    the impact of loans, and

     o    the impact of partial withdrawals.

There is no guaranteed policy fund for amounts allocated to the investment divisions. See "The Policy Fund" on page 38.


Transfers

You may transfer Your policy fund among the investment divisions and between the General Account and the various investment divisions. We require a minimum amount for each transfer, usually $200. Currently, We allow an unlimited number of free transfers. We reserve the right to charge a $25 fee after the 12th transfer in a policy year. There are additional limitations on transfers to and from the General Account. See "Transfer Of Policy Fund" on page 40. Completed transfer requests received at Our Executive Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed transfer request after the close of regular trading on the New York Stock Exchange, We will process the transfer request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange. We reserve the right to eliminate and/or severely restrict the transfer privilege in any manner We deem appropriate for some, all or specific policy owners.



Policy Loans

You may borrow Your net cash surrender value (the policy fund less the surrender charge minus any policy debt) less any loan interest that will accrue to the next policy anniversary. Your policy will be the sole security for the loan. Your policy states a minimum loan amount, usually $200. Policy loan interest accrues daily at an annual adjusted rate. See "Policy Loans" on page 45. Policy loan interest is not tax deductible on policies owned by an individual. There may be federal tax consequences for taking a policy loan. See "TAX EFFECTS" on page 54.


Withdrawing Money

You may make a partial withdrawal from Your policy fund. The current minimum withdrawal amount is $200. The maximum partial withdrawal You can make in the first policy year is 50% of Your net cash surrender value; thereafter it is 90% of the net cash surrender value. The net cash surrender value is the policy fund minus any surrender charge minus any policy debt. Withdrawals are subject to other requirements. If You make more than one withdrawal in a policy year, then We deduct a service charge (no more than $25). See "Withdrawing Money From Your Policy Fund" on page 46. Withdrawals and surrenders may have negative tax effects. See "TAX EFFECTS" on page 54. Completed partial withdrawal requests received at Our Executive office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed partial withdrawal request after the close of regular trading on the New York Stock Exchange, We will process the partial withdrawal request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.



Surrendering Your Policy

You can surrender Your policy for cash and then We will pay You the net cash surrender value. A surrender charge will be deducted if You surrender Your policy or allow it to lapse during the surrender charge period. Taxes and a tax penalty may apply. See "Surrendering Your Policy" on page 47. If You purchase the Waiver of Surrender Charges Option, there will not be a surrender charge. See "Waiver of Surrender Charge Option" on page 53.

Completed surrender requests received at Our Executive Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed surrender request after the close of regular trading on the New York Stock Exchange, We will process the surrender request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.




DEDUCTIONS AND CHARGES

Deductions From Your Premiums

If You elect to pay premiums by Civil Service Allotment, We deduct a 46(cent) (forty-six cents) service charge from each bi-weekly premium payment. See "Deductions From Your Premiums" on page 48.


Deductions From Your Policy Fund
Certain amounts are deducted from Your policy fund monthly. These are:

     o    an expense charge of $10.00

     o a cost of insurance deduction. The amount of this charge is based on the Insured person's attained age, sex, risk class, and the amount of insurance under Your policy; and

     o    charges for additional benefits.


In addition, We deduct fees when You make:

     o a partial withdrawal of net cash surrender value more than once in a policy year or

     o more than twelve transfers a year between investment divisions. (We currently waive this charge).


See "Monthly Deductions From Your Policy Fund" on page 49.


We also deduct a daily charge at an annual rate of 1.40% of the assets in every investment division. We currently intend to reduce this charge to 0.25% after the 20th policy year. (This reduction is not guaranteed.) This charge is for certain mortality and expense risks.

Surrender Charge

We deduct a surrender charge only if You surrender Your policy for its net cash surrender value or let Your policy lapse during the surrender charge period (this period is the earlier of 15 years after date of issue or an increase in face amount, or attained age of 95). If You keep this policy inforce for the surrender charge period, then You will not incur a surrender charge on the original face amount of insurance. As explained in the sections entitled "Surrender Charge" on page 52 a face amount increase will result in a new 15 year surrender charge period on the amount of the increase.

The surrender charge varies by the issue age, sex and class of the Insured at the time of issue. The per $1,000 of face amount surrender charge is highest in the first year of Your policy and decreases to $0.00 after the end of the surrender charge period (this period is the earlier of 15 policy years after date of issue or an increase in face amount, or attained age 95). For example, a male with an issue age of 35 and a class of preferred nonsmoker will have a first year surrender charge of $8.13 per $1,000 of face amount, but a male issue of age 65 and a class of preferred nonsmoker will have a first year surrender charge of $22.90 per $1,000 of face amount. The maximum first year surrender charge for all ages, sexes, and classes is $32.81 per $1,000 of face amount. The $32.81 per $1,000 of face amount surrender charge occurs for males issued at a smoker class with issue ages at 63 or older.

The surrender charge at the time of surrender is determined by multiplying the surrender charge listed in Your policy form, for the appropriate policy year, times the appropriate face amount of insurance and dividing by 1,000 of face amount. If You decrease Your face amount after Your policy is issued, the surrender charge will not change. If You increase Your face amount after Your policy is issued, We will send You an endorsement which specifies a new surrender charge and a new 15 year surrender charge period for the amount of the increase. See "Surrender Charge" on page 52 for a full description of how the new surrender charges are determined for a face amount increase and for examples of the surrender charges for various issue ages, sexes and classes.


ADDITIONAL INFORMATION ABOUT THE POLICIES

Your Policy Can Lapse

Your policy remains inforce if the net cash surrender value can pay the monthly deductions. In addition, during the no lapse guarantee period, Your policy will remain inforce as long as You meet the applicable no lapse guarantee premium requirements. However, the policy can lapse (1) during the no lapse guarantee period if You do not meet the no lapse guarantee premium requirement and (2) after the no lapse guarantee period no matter how much You pay in premiums, if the net cash surrender value is insufficient to pay the monthly deductions (subject to the grace period). See "Your Policy Can Lapse" on page 59.


Correspondence and Inquiries
You can write to Us at Our Executive Office to pay premiums, send correspondence or take any other action, such as transfers between investment divisions, or changes in specified amount, regarding Your policy. Our Executive Office is located at:

                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193


You may send correspondence and transaction requests to Us at Our Executive Office by facsimile ((605) 373-8557 for transaction requests or (605) 335-3621 for administrative requests) or telephone ((800) 272-1642). Any requests for partial withdrawals, transfers, and surrenders sent to another number may not be considered received at Our Executive Office. The procedures We follow for facsimile requests include a written confirmation sent directly to You following any transaction request. We may record all telephone requests. We will employ reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine. The procedures We follow for transactions initiated by telephone may include requirements that callers identify themselves and the policy owner by name, social security number, date of birth of the owner or the Insured, or other identifying information. Accordingly, We disclaim any liability for losses resulting from allegedly unauthorized facsimile or telephone requests that We believe are genuine. Facsimile and telephone correspondence and transaction requests may not always be available. Facsimile and telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay Our receipt of Your request. If You are experiencing problems, You should make Your correspondence and transaction request in writing. There are risks associated with requests made by facsimile or telephone when the original request is not sent to Our Executive Office. You bear these risks.


State Variations
Certain provisions of the policies may be different than the general description in the prospectus, and certain riders and options may not be available, because of legal restrictions in Your state. See Your policy for specific variations since any such variations will be included in Your policy or in riders or endorsements attached to Your policy. See Your agent or contact Our Executive Office for additional information that may be applicable to Your state.

Tax-Free "Section 1035" Exchanges
You can generally exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, You should compare both policies carefully. Remember that if You exchange another policy for the one described in this prospectus, You might have to pay a surrender charge and income taxes, including a possible penalty tax, on Your old policy, and there will be a new surrender charge period for this policy and other charges may be higher (or lower) and the benefits may be different. You should not exchange another policy for this one unless You determine, after knowing all the facts, that the exchange is in Your best interest and not just better for the person trying to sell You this policy (that person will generally earn a commission if You buy this policy through an exchange or otherwise).

           DETAILED INFORMATION ABOUT ADVISOR VARIABLE UNIVERSAL LIFE

INSURANCE FEATURES

This prospectus describes Our Advisor Variable Universal Life policy. There may be contractual variances because of requirements of the state where Your policy is delivered.

How the Policies Differ From Whole Life Insurance

Advisor Variable Universal Life provides insurance coverage with flexibility in death benefits and premium payments. It enables You to respond to changes in Your life and to take advantage of favorable financial conditions. The policy differs from traditional whole life insurance because You may choose the amount and frequency of premium payments, within limits.

In addition, Advisor Variable Universal Life has two types of death benefit options. You may switch back and forth between these options. The policy also allows You to change the face amount without purchasing a new insurance policy. However, evidence of insurability may be required.


Advisor Variable Universal Life is a "variable" life insurance because the policy fund and other benefits will vary up or down depending on the investment performance of the investment divisions You select. You bear the risk of poor investment performance, but You get the benefit of good performance.

Application for Insurance
To apply for a policy You must submit a completed application. We decide whether to issue a policy based on the information in the application and Our standards for issuing insurance and classifying risks. If We decide not to issue a policy, then We will return the sum of premiums paid plus interest credited. The maximum issue age is 80.


There may be delays in Our receipt of applications that are outside of Our control because of the failure of the selling broker-dealer or life insurance agent to forward the application to Us promptly, or because of delays in determining that the policy is suitable for You. Any such delays will affect when Your policy can be issued and when Your net premium is allocated among Our General Account and/or investment divisions.


We offer other variable life insurance policies that have different death benefits, policy features, and optional benefits. However, these other policies also have different charges that would affect Your investment performance and policy fund. To obtain more information about these other policies, contact Our Executive Office.

Death Benefit

As long as Your policy remains inforce, We will pay the death benefit to the beneficiary when the Insured dies (outstanding indebtedness will be deducted from the proceeds). As the owner, You may choose between two death benefit options:


     o Option 1 provides a benefit that equals the face amount of the policy. This "level" death benefit is for owners who prefer insurance coverage that does not vary in amount and has lower insurance charges. Except as described below, the option 1 death benefit is level or fixed at the face amount.

     o Option 2 provides a benefit that equals the face amount of the policy plus the policy fund on the day the Insured person dies. This "variable" death benefit is for owners who prefer to have investment performance reflected in the amount of their insurance coverage. Under option 2, the value of the death benefit fluctuates with Your policy fund.

Under either option, the length of time Your policy remains inforce depends on the net cash surrender value of Your policy and whether You meet the no lapse guarantee period requirements. Your coverage lasts as long as Your net cash surrender value can cover the monthly deductions from Your policy fund. In addition, during the no lapse guarantee period, Your policy remains inforce if the sum of Your premium payments (minus any loans or withdrawals) is greater than or equal to the premiums required under the no lapse guarantee premium provision as described in "Premium Provisions During The No Lapse Guarantee Period" on page 29.

Under both options, federal tax law may require a greater benefit. This benefit is a percentage multiple of Your policy fund. The percentage declines as the Insured gets older (this is referred to as the "corridor" percentage). The minimum death benefit will be Your policy fund on the day the Insured dies multiplied by the percentage for his or her age. For this purpose, age is the attained age (last birthday) at the beginning of the policy year of the Insured's death. A table of corridor percentages and some examples of how they work are in the statement of additional information, which is available free upon request (see back cover).


The investment performances of the investment divisions and the interest earned in the General Account affect Your policy fund. Therefore, the returns from these investment options can affect the length of time Your policy remains inforce.

The minimum initial face amount is $100,000.

Notice and Proof of Death

We require satisfactory proof of the Insured person's death before We pay the death benefit. That can be a certified copy of a death certificate, a written statement by the attending physician, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to Us.


Payment of Death Benefits

In most cases, when a death benefit is paid in a lump sum We will pay the death benefit by establishing an interest bearing account, called the "Midland Access Account", for the beneficiary, in the amount of the death benefit proceeds. We will send the beneficiary a checkbook and the beneficiary will have access to the account simply by writing a check for all or any part of the amount of the death benefit. The Midland Access Account is part of Our General Account. It is not a bank account and it is not Insured by the FDIC or any government agency. As part of Our General Account, it is subject to the claims of Our creditors. We receive a benefit from all amounts left in the Midland Access Account.


Maturity Benefit

If the Insured person is still living on the maturity date, We will pay the beneficiary the net cash value. The policy will then end. The maturity date is the policy anniversary after the Insured person's 100th birthday. In certain circumstances, You may extend the maturity date (doing so may have tax consequences). See "Maturity Date" on page 60.


Changes In Advisor Variable Universal Life
Advisor Variable Universal Life gives You the flexibility to choose from a variety of strategies that enable You to increase or decrease Your insurance protection.

A reduction in face amount lessens the emphasis on a policy's insurance coverage by reducing both the death benefit and the amount of pure insurance provided. The amount of pure insurance is the difference between the policy fund and the death benefit. This is the amount of risk We take. A reduced amount at risk results in lower cost of insurance deductions from Your policy fund.

A partial withdrawal reduces the policy fund and may reduce the death benefit, while providing You with a cash payment, but generally does not reduce the amount at risk. Choosing not to make premium payments may have the effect of reducing the policy fund. Under death benefit option 1, reducing the policy fund increases the amount at risk (thereby increasing the cost of insurance deductions) while leaving the death benefit unchanged; under death benefit option 2, it decreases the death benefit while leaving the amount at risk unchanged.

Increases in the face amount have the exact opposite effect of decreases.

Changing The Face Amount of Insurance
You may change the face amount of Your policy by sending a written request to Our Executive Office. You can only change the face amount twice each policy year. All changes are subject to Our approval and to the following conditions:

For increases:

     o    Increases in the face amount must be at least $25,000.

     o To increase the face amount, You must provide satisfactory evidence of insurability. If the Insured person has become a more expensive risk, then We charge higher cost of insurance fees for the additional amounts of insurance (We may change this procedure in the future).

     o Monthly cost of insurance deductions from Your policy fund will increase. There will also be a surrender charge increase. These begin on the date the face amount increase takes effect.

     o The right to examine this policy does not apply to face amount increases. (It only applies when You first buy the policy).

     o There will be an increase in the no lapse guarantee premium requirement.

     o    A new surrender charge period will apply to the face amount increase.

For decreases:

     o You cannot reduce the face amount below the minimum We require to issue this policy at the time of the reduction.

     o Monthly cost of insurance deductions from Your policy fund will decrease.

     o The federal tax law may limit a decrease in the face amount. If that limit applies, then Your new death benefit will be Your policy fund multiplied by the corridor percentage the federal tax law specifies for the Insured's age at the time of the change.

     o If You request a face amount decrease after You have already increased the face amount at substandard (i.e., higher) cost of insurance deductions, and the original face amount was at standard cost of insurance charges, then We will first decrease the face amount that is at substandard higher cost of insurance charges. We may change this procedure.


Changing the face amount may have tax consequences. You should consult a tax advisor before making any change.

Changing Your Death Benefit Option
You may change Your death benefit option by sending a written request to Our Executive Office. We require satisfactory evidence of insurability to make this change.

If You change from option 1 to option 2, the face amount decreases by the amount of Your policy fund on the date of the change. This keeps the death benefit and amount at risk the same as before the change. We may not allow a change in death benefit option if it would reduce the face amount below the minimum We require to issue this policy at the time of the reduction.


If You change from option 2 to option 1, then the face amount increases by the amount of Your policy fund on the date of the change. These increases and decreases in face amount are made so that the amount of the death benefit remains the same on the date of the change. When the death benefit remains the same, there is no change in the net amount at risk. This is the amount on which the cost of insurance deductions are based.


Changing the death benefit option may have tax consequences. You should consult a tax advisor before making any change.

When Policy Changes Go Into Effect
Any changes in the face amount or the death benefit option will go into effect on the monthly anniversary after the date We approve Your request. After Your request is approved, You will receive a written notice showing each change. You should attach this notice to Your policy. We may also ask You to return Your policy to Us at Our Executive Office so that We can make a change. We will notify You if We do not approve a change You request. For example, We might not approve a change that would disqualify Your policy as life insurance for income tax purposes.


Policy changes may have negative tax consequences. See "TAX EFFECTS" on page 54. You should consult a tax advisor before making any change.


Flexible Premium Payments
You may choose the amount and frequency of premium payments, within the limits described below.


Even though Your premiums are flexible, Your Schedule of Policy Benefits page will show a "planned" periodic premium. You determine the planned premium when You apply and can change it at any time. You will specify the frequency to be on a quarterly, semi-annual or annual basis. Planned periodic premiums may be monthly if paid by pre-authorized check. Premiums may be bi-weekly if paid by Civil Service Allotment. If You decide to make bi-weekly premium payments, We will assess the Civil Service Allotment Service Charge of $0.46 per bi-weekly premium. The planned premiums may not be enough to keep Your policy inforce.


The insurance goes into effect when We receive Your initial minimum premium payment (and approve Your application). We determine the initial minimum premium based on:


     1)   the age, sex and premium class of the Insured,

     2)   the initial face amount of the policy, and

     3)   any additional benefits selected.


All premium payments should be payable to Midland National. After Your first premium payment, all additional premiums should be sent directly to Our Executive Office.

We will send You premium reminders based on Your planned premium schedule. You may make the planned payment, skip the planned payment, or change the frequency or the amount of the payment. Generally, You may pay premiums at any time. Amounts must be at least $50, unless made by a pre-authorized check. Under Midland National's current Company practice, amounts made by a pre-authorized check can be as low as $30.

Payment of the planned premiums does not guarantee that Your policy will stay inforce. Additional premium payments may be necessary. The planned premiums increase when the face amount of insurance increases.

If You send Us a premium payment that would cause Your policy to cease to qualify as life insurance under federal tax law, We will notify You and return that portion of the premium that would cause the disqualification.


Premium Provisions During The No Lapse Guarantee Period

During the no lapse guarantee period, You can keep Your policy inforce by meeting a no lapse guarantee premium requirement. In most states, the no lapse guarantee period for issue ages of 60 or less is 10 years; for issues ages 61+ it is 5 policy years. A monthly no lapse guarantee premium is shown on Your Schedule of Policy Benefits page. (This is not the same as the planned premiums). The no lapse guarantee premium requirement will be satisfied if the sum of premiums You have paid, less Your loans and withdrawals, is equal to or greater than the sum of the monthly no lapse guarantee premiums required on each monthly anniversary. On a current basis, We will not require that You meet the no lapse guarantee premium requirement on each monthly anniversary. Currently, We will allow You to pay sufficient premiums to "catch-up" any required no lapse guarantee premiums at the time the policy's net cash value is insufficient to pay Your monthly deductions. This "catch-up" provision is not guaranteed and We can discontinue this at any time. The no lapse guarantee premium increases when the face amount increases.


During the no lapse guarantee period, Your policy will enter a grace period and lapse if:

     o the net cash surrender value cannot cover the monthly deductions from Your policy fund; and

     o the premiums You have paid, less Your loans and withdrawals, are less than the monthly no lapse guarantee premiums for that monthly anniversary. Currently, We allow a "catch-up" provision as described above.

Remember that the net cash surrender value is Your policy fund minus any surrender charge and minus any outstanding policy debt.

This policy lapse can occur even if You pay all of the planned premiums.

Premium Provisions After The No Lapse Guarantee Period. After the no lapse guarantee period, Your policy will enter a grace period and lapse if the net cash surrender value cannot cover the monthly deductions from Your policy fund. Paying Your planned premiums may not be sufficient to maintain Your policy because of investment performance, charges and deductions, policy changes or other factors. Therefore, additional premiums may be necessary to keep Your policy inforce.

Allocation of Premiums

Each net premium will be allocated to the investment divisions or to Our General Account on the later of the day We receive Your premium payment at Our Executive Office (if We receive it before the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central Time)) or on the record date. Any premium received before the record date will be held and earn interest in the General Account until the day after the record date. When this period ends, Your instructions will dictate how We allocate the net premium.

The net premium is the premium minus any expense charges (the first monthly deduction is also taken from the initial premium). Each net premium is put into Your policy fund according to Your instructions. Your policy application may provide directions to allocate net premiums to Our General Account or the investment divisions. You may not allocate Your policy fund to more than 10 investment divisions at any one point in time. Your allocation instructions will apply to all of Your premiums unless You write to Our Executive Office with new instructions. You may also change Your allocation instructions by calling Us at
(800) 272-1642 or faxing Us at (605) 335-3621. Changing Your allocation instructions will not change the way Your existing policy fund is apportioned among the investment divisions or the General Account. Allocation percentages may be any whole number from 0 to 100. The sum of the allocation percentages must equal 100. Of course, You may choose not to allocate a premium to any particular investment division. See "THE GENERAL ACCOUNT" on page 47.


Additional Benefits
You may include additional benefits in Your policy. Certain benefits result in an additional monthly deduction from Your policy fund. Except for the Waiver of Surrender Charge Option, You may cancel these benefits at any time. However, canceling these benefits may have adverse tax consequences and You should consult a tax advisor before doing so. The following briefly summarizes the additional benefits that are currently available:


(1) Disability Waiver Benefit Rider: This benefit can be selected at the time of application or added to an inforce policy with proof of insurability. With this benefit, We waive monthly deductions from the policy fund during the total disability of the Insured, if the Insured person becomes totally disabled on or after his/her 15th birthday and the disability continues for at least 6 months.

(2) FlexibleDisability Benefit Rider: This benefit must be selected at the time of application. With this benefit, We pay a set amount into Your policy fund each month (the amount is on Your Schedule of Policy Benefits). The benefit is payable when the Insured person becomes totally disabled on or after their 15th birthday and the disability continues for at least 6 months. The disability must start before the policy anniversary following the Insured person's 60th birthday. The benefit will continue for as long as the disability lasts or until the Insured person reaches age 65. If the amount of the benefit paid into the policy fund is more than the amount permitted under the income tax code, the monthly benefit will be paid to the Insured.

(3) Accidental Death Benefit Rider: This rider can be selected at the time of application or added to an inforce policy. We will pay an additional benefit if the Insured person dies from a physical injury that results from an accident, provided the Insured person dies before the policy anniversary that is within a half year of his or her 70th birthday.

(4) Children's Insurance Rider: This rider can be selected at the time of application or added to an inforce policy. This benefit provides term life insurance on the lives of the Insured person's children. This includes natural children, stepchildren, and legally adopted children, between the ages of 15 days and 21 years. They are covered until the Insured person reaches age 65 or the child reaches age 25.

(5) Family Insurance Rider: This rider can be selected at the time of application or added to an inforce policy. This benefit provides term life insurance on the Insured person's children as does the Children's Insurance. It also provides decreasing term life insurance on the Insured's spouse.


(6) Guaranteed Insurability Rider: This rider must be selected at the time of application. This benefit provides for additional amounts of insurance without further evidence of insurability.

(7) Living Needs Rider: This rider can be selected at the time of application or added to an inforce policy. This benefit provides an accelerated death benefit as payment of an "Advanced Sum," in the event the Insured person is expected to die within 12 months (or a longer period if required by state law).

     Pursuant to the Health Insurance Portability and Accountability Act of 1996, We believe that for federal income tax purposes an advanced sum payment made under the living needs rider should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is the Insured person under the policy (except in certain business contexts. You should consult a tax advisor if such an exception should apply). The tax consequences associated with reducing the death benefit after We pay an accelerated death benefit are unclear, however. You should consult a qualified tax advisor about the consequences of adding this rider to a policy or requesting an advanced sum payment under this rider.


     There is no charge for this benefit prior to the time of a payment. This amount of the advanced sum is reduced by expected future interest and may be reduced by a charge for administrative expenses. Currently We charge an administrative fee of $200 at the time benefits are paid from this rider. We reserve the right to increase this amount.

     On the day We pay the accelerated benefit, We will reduce the following in proportion to the reduction in the eligible death benefit:

     a.  the death benefit of the policy and of each eligible rider
     b.  the face amount
     c.  any policy funds
     d.  any outstanding loan

     When We reduce the policy fund, We allocate the reduction based on the proportion that Your unloaned amounts in the General Account and Your amounts in the investment divisions bear to the total unloaned portion of Your policy fund.


     You can choose the amount of the death benefit to accelerate at the time of the claim. The maximum advanced sum is 50% of the eligible death benefit (which is the death benefit of the policy plus the sum of any additional death benefits on the life of the Insured person provided by any eligible riders). Currently, We have a maximum of $250,000 and a minimum of $5,000.


(8) Extended Maturity Option: The ability to request an extension of the maturity date is part of Your policy. This option allows the maturity date to be extended indefinitely, or as long as allowed by the IRS. If the Insured is alive on the maturity date and this policy is still inforce and not in the grace period, this option may be elected. Generally, in order to elect this option, all of the policy fund must be transferred to either the General Account or the Money Market investment division and the death benefit option must be elected as option 1, unless Your state requires otherwise. Once Your policy is extended beyond the maturity date, there will be no further monthly deductions and We will only allow transfers to the General Account or the Money Market investment division.


     Furthermore, We will not allow any of the following to occur:

     o     Increase in the specified amount of insurance
     o     Changes in the death benefit options
     o     Premium payments

     The Extended Maturity Option may have tax consequences. Consult Your tax advisor before making this election.


(9) Waiver of Surrender Charge Option: This option must be selected at the time of application and, once elected, this option may not be cancelled. This benefit allows You to eliminate Your surrender charge in all years of the surrender charge period. If this option is chosen, the revised surrender charge and the cost for this option will be shown on the Schedule of Policy Benefits page of Your policy. The charge will be deducted only during the first 15 policy years.

(10) Enhanced Dollar Cost Averaging (EDCA): By current Company practice, if the source account is the General Account, We will pay an effective annual interest rate of 10% until the end of the first policy year on monies allocated into the EDCA program during the first four policy months. Neither the EDCA program nor the 10% annual effective rate is guaranteed and both are subject to change or termination without notice. There is no charge for this feature.


SEPARATE ACCOUNT INVESTMENT CHOICES

Our Separate Account And Its Investment Divisions
The "Separate Account" is Our Separate Account A, established under the insurance laws of the State of Iowa. It is a unit investment trust registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 but this registration does not involve any SEC supervision of its management or investment policies. The Separate Account meets the definition of a "Separate Account" under the federal securities laws. Income, gains and losses credited to, or charged against, the Separate Account reflects the investment experience of the Separate Account and not the investment experience of Midland National's other assets. Midland National is obligated to pay all amounts guaranteed under the policy.

The Separate Account has a number of investment divisions, each of which invests in the shares of a corresponding portfolio of the funds. You may allocate part or all of Your net premiums in up to ten of the thirty-seven investment divisions of Our Separate Account at any one time.

The Funds
Each of the 37 portfolios available under the policy is a "series" of its respective investment company.

The funds' shares are bought and sold by Our Separate Account at net asset value. More detailed information about the funds and their investment objectives, policies, risks, expenses and other aspects of their operations, appear in their prospectuses, which accompany this prospectus.

Midland National may from time to time receive revenue from the funds and/or from their managers. The amounts of the revenue, if any, may be substantial and may vary between funds and portfolios and may be based on the amount of Midland National's investments in the funds. Currently these revenues range from 0.10% to 0.25% of Midland National's investment in the funds.

Investment Policies Of The Portfolios
Each portfolio tries to achieve a specified investment objective by following certain investment policies. A portfolio's objectives and policies affect its returns and risks. Each investment division's performance depends on the experience of the corresponding portfolio. The objectives of the portfolios are as follows:

--------------------------------------------------------- ---------------------------------------------------------------------
Portfolio                                                 Investment Objective
-------------------------------------------------------------------------------------------------------------------------------
Alger American Fund
-------------------------------------------------------------------------------------------------------------------------------
Alger American Growth Portfolio                           Seeks long-term capital appreciation.  It focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management.  Under normal circumstances, the portfolio invests primarily in the equity securities of large companies.  The portfolio considers a large company to have a market capitalization of $1 billion or greater.
--------------------------------------------------------- ---------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                 Seeks long-term capital appreciation.  Under normal
                                                          circumstances, the portfolio invests in the equity securities of companies of any size which demonstrate promising growth
                                                          potential.  The portfolio can leverage, that is, borrow money, up to one-third of its total assets to buy additional securities.  By borrowing money, the portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.
--------------------------------------------------------- ---------------------------------------------------------------------
Alger American MidCap Growth Portfolio                    Seeks long-term capital appreciation.  It focuses on midsize companies with promising growth potential.  Under normal
                                                          circumstances, the portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the S&P MidCap 400 Index.
--------------------------------------------------------- ---------------------------------------------------------------------
Alger American Small Capitalization Portfolio             Seeks long-term capital appreciation.  It focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace.  Under normal circumstances, the portfolio invests primarily in equity securities of small capitalization companies.  A small capitalization company is one that has a market capitalization within the range of the
                                                          Russell 2000 Growth Index or the S&P SmallCap 600 Index.
--------------------------------------------------------- ---------------------------------------------------------------------
American Century Variable Portfolios, Inc.
--------------------------------------------------------- ---------------------------------------------------------------------
American Century VP Balanced Portfolio                    Seeks capital growth and current income.  Invests approximately
                                                          60 percent of its assets in common stocks that management
                                                          considers to have better than average potential for appreciation and the rest in fixed income securities.
--------------------------------------------------------- ---------------------------------------------------------------------
American Century VP Capital Appreciation Portfolio        Seeks capital growth by investing primarily in common stocks that management considers to have better-than-average prospects for appreciation.
--------------------------------------------------------- ---------------------------------------------------------------------
American Century VP Income & Growth Portfolio             Seeks capital growth with income as a secondary objective.  The
                                                          Portfolio will seek to achieve its investment objective by investing in common stocks.
--------------------------------------------------------- ---------------------------------------------------------------------
American Century VP International Portfolio               Seeks capital growth by investing primarily in securities of foreign companies that management believes to have potential for appreciation.
--------------------------------------------------------- ---------------------------------------------------------------------
American Century VP Value Portfolio                       Seeks long-term capital growth with income as a secondary
                                                          objective.  Invests primarily in equity securities of
                                                          well-established companies that management believes to be
                                                          under-valued.
-------------------------------------------------------------------------------------------------------------------------------
Fidelity's Variable Insurance Products Funds
-------------------------------------------------------------------------------------------------------------------------------
VIP Asset Manager Portfolio                               Seeks high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds and short-term instruments.
--------------------------------------------------------- ---------------------------------------------------------------------
VIP Asset Manager: Growth Portfolio                       Seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments.
--------------------------------------------------------- ---------------------------------------------------------------------
VIP Balanced Portfolio                                    Seeks both income and growth of capital.  When the investment manager's outlook is neutral, it will invest approximately 60% of the fund's assets in equity securities and will always invest at least 25% of the fund's assets in fixed-income senior securities.
--------------------------------------------------------- ---------------------------------------------------------------------
VIP Contrafund(R) Portfolio                               Seeks to achieve capital appreciation over the long term by investing in common stocks and securities of companies whose value the manager believes is not fully recognized by the public.
--------------------------------------------------------- ---------------------------------------------------------------------
VIP Equity-Income Portfolio                               Seeks reasonable income by investing primarily in
                                                          income-producing equity securities.  In choosing these securities, the investment manager will consider the potential for capital appreciation.  The portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the
                                                          Standard & Poor's Composite Index of 500 stocks.
--------------------------------------------------------- ---------------------------------------------------------------------
VIP Growth & Income Portfolio                             Seeks high total return, combining current income and capital appreciation.  Invests mainly in stocks that pay current dividends and show potential for capital appreciation.
--------------------------------------------------------- ---------------------------------------------------------------------
VIP Growth Opportunities Portfolio                        Seeks capital growth by investing primarily in common stocks.
                                                          Although the fund invests primarily in common stocks, it has the ability to purchase other securities, including bonds, which may be lower-quality debt securities.
--------------------------------------------------------- ---------------------------------------------------------------------
VIP Growth Portfolio                                      Seeks capital appreciation by investing in common stocks.  The advisor invests the fund's assets in companies the advisor believes have above-average growth potential.
--------------------------------------------------------- ---------------------------------------------------------------------
VIP High Income Portfolio                                 Seeks a high level of current income by investing primarily in income-producing debt securities while also considering growth of capital.  Policy owners should understand that the fund's unit price may be volatile due to the nature of the high yield bond marketplace.
--------------------------------------------------------- ---------------------------------------------------------------------
VIP Index 500 Portfolio                                   Seeks to provide investment results that correspond to the total return of common stocks publicly traded in the United States by duplicating the composition and total return of the Standard &
                                                          Poor's Composite Index of 500 Stocks.
--------------------------------------------------------- ---------------------------------------------------------------------
VIP Investment Grade Bond Portfolio                       Seeks as high a level of current income as is consistent with the preservation of capital by investing in U.S. dollar-denominated investment-grade bonds.
--------------------------------------------------------- ---------------------------------------------------------------------
VIP Mid Capital Portfolio                                 Seeks long-term growth of capital.
--------------------------------------------------------- ---------------------------------------------------------------------

VIP Money Market Portfolio*                               Seeks as high a level of current income as is consistent with preservation of capital and liquidity by investing in U.S.
                                                          dollar-denominated money market securities

--------------------------------------------------------- ---------------------------------------------------------------------
VIP Overseas Portfolio                                    Seeks long-term growth of capital, primarily through investments in foreign securities.
-------------------------------------------------------------------------------------------------------------------------------
INVESCO Variable Investment Funds Inc.
-------------------------------------------------------------------------------------------------------------------------------
INVESCO VIF-Financial Services Fund                       Seeks capital growth.  The fund normally invests at least 80% of its net assets in equity securities and equity-related instruments of companies involved in the financial services sector.
--------------------------------------------------------- ---------------------------------------------------------------------
INVESCO VIF-Health Sciences Fund                          Seeks capital growth.  The fund normally invests at least 80% of its net assets in equity securities and equity-related instruments of companies that develop, produce, or distribute products or services related to health care.
-------------------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc.
-------------------------------------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio                   Seeks long-term growth of capital and income without excessive fluctuation in market value.
--------------------------------------------------------- ---------------------------------------------------------------------
Lord Abbett International Portfolio                       Seeks long-term capital appreciation.  Invests primarily in equity securities on non-U.S. issuers.
--------------------------------------------------------- ---------------------------------------------------------------------
Lord Abbett Mid-Cap Value Portfolio                       Seeks capital appreciation through investments, primarily in equity securities which are believed to be undervalued in the marketplace.
-------------------------------------------------------------------------------------------------------------------------------
MFS Variable Insurance Trusts
-------------------------------------------------------------------------------------------------------------------------------
MFS VIT Emerging Growth Series                            Seeks to provide long-term growth of capital.
--------------------------------------------------------- ---------------------------------------------------------------------
MFS Investors Trust Series                                Seeks mainly to provide long-term growth of capital and
                                                          secondarily to provide reasonable current income.
--------------------------------------------------------- ---------------------------------------------------------------------
MFS VIT New Discovery Series                              Seeks capital appreciation.
--------------------------------------------------------- ---------------------------------------------------------------------
MFS VIT Research Series                                   Seeks to provide long-term growth of capital and future income.
-------------------------------------------------------------------------------------------------------------------------------
PIMCO Variable Insurance Trust
-------------------------------------------------------------------------------------------------------------------------------

PIMCO VIT High Yield Portfolio                            Seeks maximum total return, consistent with preservation of capital and prudent investment management.  Invests at least 80%
                                                          of its assets in a diversified portfolio of high yield securities
                                                          ("junk bonds") rated below investment grade but rated at least B by
                                                          Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality.  Effective June 1, 2004, the High Yield
                                                          Portfolio's quality guideline will change, permitting the Portfolio to invest in securities with lower-quality credit ratings.  Under the new guidelines, the Portfolio will invest at least 80% of its assets in a diversified portfolio of high yield securities rated below investment grade but rated at least Caa (subject to a maximum of 5% of total assets in securities rated Caa) by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality.

--------------------------------------------------------- ---------------------------------------------------------------------
PIMCO VIT Low Duration Portfolio                          Seeks maximum total return consistent with preservation of capital and prudent investment management.
--------------------------------------------------------- ---------------------------------------------------------------------
PIMCO VIT Real Return Portfolio                           Seeks maximum real return, consistent with preservation of real capital and prudent investment management.
--------------------------------------------------------- ---------------------------------------------------------------------
PIMCO VIT Total Return Portfolio                          Seeks maximum total return, consistent with preservation of capital and prudent investment management.
-------------------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance Trust
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Van Eck Worldwide Hard Assets Fund                        Seeks long-term capital appreciation by investing primarily in
                                                          "hard asset securities."  Income is a secondary consideration.
                                                          Hard asset securities are the stocks, bonds, and other securities of companies that derive at least 50% of gross revenue or profit from exploration, development, production or distribution of precious metals, natural resources, real estate, and commodities.
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*During extended periods of low interest rates, the yields of the money market investment division may become extremely low and possibly negative.


Fidelity Management & Research Company manages the VIP portfolios. American
Century Investment Management, Inc. manages the American Century VP Portfolios.
MFS(R)Services Company manages the MFS Variable Insurance Trust. Lord Abbett &
Co. LLC., manages the Lord Abbett Series Fund, Inc. Fred Alger Management, Inc.
manages the Alger American Portfolios. Van Eck Global manages the Van Eck
Worldwide Insurance Trust. INVESCO Funds Group, Inc. manages the INVESCO
Variable Investment Funds, Inc. Pacific Investment Management Company LLC manages the PIMCO Variable Insurance Trust.


The fund portfolios available under these policies are not available for purchase directly by the general public. In addition, the fund portfolios are not the same as the mutual funds with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of the portfolios are very similar to the investment objectives and policies of other (publicly available) mutual fund portfolios that have very similar or nearly identical names and that are or may be managed by the same investment advisor or manager. Nevertheless, the investment performance and results of any of the funds' portfolios that are available under the policies may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the available portfolios will be comparable to the investment results of any other portfolio or mutual fund, even if the other portfolio or mutual fund has the same investment advisor or manager and the same investment objectives and policies and a very similar or nearly identical name.

You can receive a current copy of a prospectus for each of the portfolios by contacting Your registered representative and by contacting Us at:


                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193

                              Phone: (800) 272-1642
                               Fax: (605) 335-3621

Effects of Market Timing
Frequent, large, programmed, or short-term transfers among the investment divisions or between the investment divisions and the General Account ("Harmful
Trading) can cause risks with adverse effects for other policy owners (and beneficiaries and portfolios). These risks and harmful effects include: (1) dilution of the interests of long-term investors in an investment division if transfers into the division are made at unit values that are priced below the true value or transfers out of the investment division are made at unit values priced higher than the true value (some "market timers" attempt to do this through methods known as "time-zone arbitrage" and "liquidity arbitrage."); (2) an adverse effect on portfolio management, such as causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing a portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals; and (3) increased brokerage and administrative expenses.

In addition, because other insurance companies and/or retirement plans may invest in the portfolios, the risk exists that that the portfolios may suffer harm from frequent, programmed large, or short-term transfers among investment divisions of variable policies issued by other insurance companies or among investment options available to retirement plan participants.


Charges In The Funds
The funds charge for managing investments and providing services. Each portfolio's charges vary.

The VIP Portfolios have an annual management fee. That is the sum of an individual fund fee rate and a group fee rate based on the monthly average net assets of Fidelity Management & Research Company's mutual funds. In addition, each of these portfolios' total operating expenses includes fees for management and shareholder services and other expenses (custodial, legal, accounting, and other miscellaneous fees). The fees for the Fidelity Portfolios are based on the Initial Class. See the VIP prospectuses for additional information on how these charges are determined and on the minimum and maximum charges allowed.

The other funds have annual management fees that are based on the monthly average of the net assets in each of the portfolios. See the portfolio company prospectuses for details.

USING YOUR POLICY FUND

The Policy Fund

Your policy fund is the sum of Your amounts in the various investment divisions and in the General Account (including any amount in Our General Account securing a policy loan). Your policy fund reflects various charges. See "Deductions and Charges" on page 48. Monthly deductions are made on the policy date and on the first day of each policy month. Transaction and surrender charges are made on the effective date of the transaction. Charges against Our Separate Account are reflected daily.

Your policy fund begins with Your first premium payment. From Your premium We deduct the first monthly deduction (and any per premium expenses) as described in the "Deductions From Your Premiums" section on page 48. The balance of the premium is Your beginning policy fund.


Your policy fund reflects:

     o    the amount and frequency of premium payments,

     o deductions for the cost of insurance, additional benefits and other charges,

     o    the investment performance of Your chosen investment divisions,

     o    interest earned on amounts allocated to the General Account,

     o    the impact of loans, and

     o    the impact of partial withdrawals.


We guarantee amounts allocated to the General Account. There is no guaranteed minimum policy fund for amounts allocated to the investment divisions of Our
Separate Account. An investment division's performance will cause Your policy fund to go up or down. You bear that investment risk.

Amounts In Our Separate Account

Amounts allocated or transferred to the investment divisions are used to purchase accumulation units. Accumulation units of an investment division are purchased when You allocate net premiums, repay loans or transfer amounts to that division. Accumulation units are redeemed when You make withdrawals, when
You transfer amounts from an investment division (including transfers for loans), when We make monthly deductions and charges, and when We pay the death benefit. The number of accumulation units purchased or redeemed in an investment division is calculated by dividing the dollar amount of the transaction by the division's accumulation unit value at the end of that day if it is a business day, otherwise the next business day's value is used. The value You have in an investment division is the accumulation unit value times the number of accumulation units credited to You. The number of accumulation units credited to You will not vary because of changes in accumulation unit values.


How We Determine The Accumulation Unit Value
We determine accumulation unit values for the investment divisions at the end of each business day. Accumulation unit values fluctuate with the investment performance of the corresponding portfolios of the funds. They reflect investment income, the portfolio's realized and unrealized capital gains and losses, the funds' expenses, and Our deductions and charges. The accumulation unit value for each investment division is set at $10.00 on the first day there are policy transactions in Our Separate Account associated with these policies.
After that, the accumulation unit value for any business day is equal to the accumulation unit value for the previous business day multiplied by the net investment factor for that division on that business day.

We determine the net investment factor for each investment division every business day as follows:

     o We take the value of the shares belonging to the division in the corresponding fund portfolio at the close of business that day (before giving effect to any policy transactions for that day, such as premium payments or surrenders). We use the share value reported to Us by the fund.

     o We add any dividends or capital gains distributions paid by the portfolio on that day.

     o We divide this amount by the value of the amounts in the investment division at the close of business on the preceding business day (after giving effect to any policy transactions on that day).

     o We subtract a daily asset charge for each calendar day between business days (for example, a Monday calculation may include charges for Saturday and Sunday). The daily charge is 0.0038091%, which is an effective annual rate of 1.40%. We currently intend to reduce this charge to an effective annual rate of 0.25% after the 20th policy year. (This reduction is not guaranteed). (See "Mortality and Expense
          Risks" on page 48.)

     o We may also subtract any daily charge for taxes or amounts set aside as tax reserves.

Policy Fund Transactions

The transactions described below may have different effects on Your policy fund, death benefit, face amount or cost of insurance deductions. You should consider the net effects before making any policy fund transactions. Certain transactions have fees. Remember that upon completion of these transactions, You may not have Your policy fund allocated to more than 10 investment divisions.


Transfer Of Policy Fund

You may transfer amounts among the investment divisions and between the General
Account and any investment divisions. To make a transfer of policy fund, write to Our Executive Office at the address shown on the cover page of this prospectus. You may also call-in Your requests to Our Executive Office toll-free at (800) 272-1642 or fax Your requests to Our Executive Office at (605)
373-8557. Any requests sent to another number may not be considered received in Our Executive Office. Currently, You may make an unlimited number of free transfers of policy fund in each policy year (subject to "Transfer Limitations" below). But We reserve the right to assess a $25 charge for each transfer after the 12th transfer in a policy year. We reserve the right to eliminate and/or severely restrict the transfer privilege in any manner We deem appropriate for some, all or specific policy owners. If We charge You for making a transfer, then We will allocate the charge as described under "Deductions and Charges" -
How Policy Fund Charges Are Allocated" on page 51. Although a single transfer request may include multiple transfers, it will be considered a single transfer for fee purposes.


The total amount that can be transferred from the General Account to the Separate Account, in any policy year, cannot exceed the larger of:

     1. 25% of the unloaned amount in the General Account at the beginning of the policy year, or

     2.   $25,000. (We reserve the right to decrease this to $1,000.)


These limits do not apply to transfers made in a Dollar Cost Averaging program or an Enhanced Dollar Cost Averaging program that extends over a time period of 12 or more months.

Completed transfer requests received at Our Executive Office before the New York
Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed transfer request after the close of regular trading on the New York Stock Exchange, We will process the transfer request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.


The minimum transfer amount is $200. The minimum amount does not have to come from or be transferred to just one investment division. The only requirement is that the total amount transferred that day equals the transfer minimum.


Transfer Limitations
Frequent, large, programmed or short-term transfers among investment divisions, such as those associated with "market timing" transactions, can adversely affect the portfolios and the returns achieved by policy owners. In particular, such transfers may dilute the value of the portfolios' shares, interfere with the efficient management of the portfolios' investments, and increase brokerage and administrative costs of the portfolios. In order to try to protect Our policy owners and the portfolios from potentially harmful trading activity, We have implemented certain market timing policies and procedures (the "market timing procedures"). Our market timing procedures are designed to detect and prevent frequent or short-term transfer activity among the investment divisions of the Separate Account that may adversely affect other policy owners or portfolio shareholders.

More specifically, currently Our market timing procedures are intended to detect potentially harmful trading or transfer activity by monitoring for any two interfund transfer requests on a policy within a two to five business day period, in which the requests are moving to and from identical subaccounts (for example, a transfer from MFS New Discovery Series to FI Money Market, followed by a transfer from Money Market back to New Discovery within five business days).

We will review transfer requests, daily blotters, and transaction logs in an attempt to identify transfers that exceed these transfer parameters. When We identify a second trade within five days of the first, We will review those transfers (and other transfers in the same policy) to determine if, in Our judgment, the transfers are part of a market timing strategy or otherwise have the potential to be harmful. We will honor and process the second transfer request, but if We believe that the activity is potentially harmful, We will suspend that policy's transfer privileges and We will not accept another transfer request for 14 business days. We will attempt to inform the policy owner (or Registered Representative) by telephone that their transfers have been deemed potentially harmful to others and that their transfer privilege is suspended for 14 days. If We do not succeed in reaching the policy owner or Registered Representative by phone, We will send a letter by first class mail to the policy owner's address of record.

In addition to Our own market timing procedures, managers of the investment portfolios might contact Us if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, We will take appropriate action to protect others. In particular, We may, and We reserve the right to, reverse a potentially harmful transfer. If so, We will inform the policy owner and/or Registered Representative.

In Our sole discretion, We may revise Our market timing procedures at any time without prior notice as We deem necessary or appropriate to better detect and deter frequent, programmed, large, or short-term transfers that may adversely affect other policy owners or portfolio shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We may change Our parameters to monitor for a different number of transfers with different time periods, and We may include other factors, such as the size of transfers made by policy owners within given periods of time, as well as the number of "round trip" transfers into and out of particular investment divisions. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, We may aggregate transfers made in two or more policies that We believe are connected (for example, two policies with the same owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).

We do not include transfers made pursuant to the dollar cost averaging program, enhanced dollar cost averaging program, and portfolio rebalancing program in these limitations. We may vary Our market timing procedures from investment division to investment division, and may be more restrictive with regard to certain investment divisions than others. We may not always apply these detections methods to investment divisions investing in portfolios that, in Our judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.

We reserve the right to place restrictions on the methods of implementing transfers for some or all policy owners that We believe might otherwise engage in trading activity that is harmful to others. For example, We might only accept transfers by original "wet" policy owner signature conveyed through the U.S.
mail (that is, We can refuse transfer requests submitted by phone, facsimile, e-mail or by any other electronic means). We also reserve the right to implement and administer redemption fees imposed by one or more of the portfolios in the future.

Policy owners seeking to engage in frequent, programmed, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations. In addition, the terms of the policy may also limit Our ability to restrict or deter harmful transfers. Furthermore, the identification of policy owners determined to be engaged in transfer activity that may adversely affect other policy owners or portfolios' shareholders involves judgments that are inherently subjective. Accordingly, despite Our best efforts, We cannot guarantee that Our market timing procedures will detect every potential market timer, but We apply Our market timing procedures consistently to all policy owners without special arrangement, waiver, or exception. We may vary Our market timing procedures among Our other variable insurance products to account for differences in various factors, such as operational systems and contract provisions. In addition, because other insurance companies and/or retirement plans may invest in the portfolios, We cannot guarantee that the portfolios will not suffer harm from frequent, programmed, large, or short-term transfers among investment divisions of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

To the extent permitted by applicable law, We reserve the right to defer the transfer privilege at any time that We are unable to purchase or redeem shares of any of the portfolios available through the Separate Account, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities or other potentially abusive transfers. You should read the prospectuses of the portfolios for more details on their ability to refuse or restrict purchases or redemptions of their shares.


Dollar Cost Averaging
The Dollar Cost Averaging (DCA) program enables You to make monthly transfers of a predetermined dollar amount from the DCA source account (any investment division or the General Account) into one or more of the investment divisions.
By allocating monthly, as opposed to allocating the total amount at one time, You may reduce the impact of market fluctuations. This plan of investing does not insure a profit or protect against a loss in declining markets. The minimum monthly amount to be transferred using DCA is $200.


You can elect the DCA program at any time. You must complete the proper request form and send it to Us at Our Executive Office, and there must be a sufficient amount in the DCA source account. The minimum amount required in the DCA source account for DCA to begin is the sum of $2,400 and the minimum premium. You can get a sufficient amount by paying a premium with the DCA request form, allocating net premiums, or transferring amounts to the DCA source account. The
DCA election will specify:


     a.   the DCA source account from which DCA transfers will be made,

     b. that any money received with the form is to be placed into the DCA source account,

     c. the total monthly amount to be transferred to the other investment divisions, and

     d. how that monthly amount is to be allocated among the investment divisions.

The DCA request form must be received with any premium payments You intend to apply to DCA.


Once DCA is elected, additional net premiums can be deposited into the DCA source account by sending them in with a DCA request form. All amounts in the DCA source account will be available for transfer under the DCA program.

Any net premium payments received while the DCA program is in effect will be allocated using the allocation percentages from the DCA request form, unless You specify otherwise. You may change the DCA allocation percentages or DCA transfer amounts twice during a policy year.


If it is requested when the policy is issued, then DCA will start at the beginning of the 2nd policy month. If it is requested after issue, then DCA will start at the beginning of the 1st policy month which occurs at least 30 days after the request is received.

DCA will last until the value in the DCA source account is exhausted or until We receive Your written termination request. DCA automatically terminates on the maturity date.

We do not charge any specific fees for You to participate in a DCA program.
However, transfers made through a DCA program which only extends for fewer than 12 months will be included in counting the number of transfers of policy fund.
While We currently allow an unlimited number of free transfers, We do reserve the right to charge for each transfer after the 12th one in any policy year.

We reserve the right to end the DCA program by sending You one month's notice.

Enhanced Dollar Cost Averaging (EDCA)

By current Company practice, if the source account is the General Account, We will pay an effective annual interest rate of 10% on the declining balance in the General Account until the end of the first policy year on monies allocated into the EDCA program during the first four policy months. Neither the EDCA program nor the 10% annual effective rate is guaranteed and both are subject to change without notice. There is no charge for this feature.


Portfolio Rebalancing
The Portfolio Rebalancing Option allows policyowners, who are not participating in a Dollar Cost Averaging program, to have Midland National automatically reset the percentage of policy fund allocated to each investment division to a pre-set level. For example, You may wish to specify that 30% of Your policy fund be allocated to the VIP Growth investment division, 40% in the VIP High Income investment division and 30% in VIP Overseas investment division. Over time, the variations in the investment division's investment results will shift the percentage allocations of Your policy fund. If You elect this option, then at each policy anniversary, We will transfer amounts needed to "balance" the policy fund to the specified percentages selected by You.

Rebalancing is not available to amounts in the General Account. Rebalancing may result in transferring amounts from an investment division earning a relatively high return to one earning a relatively low return.

Even with a Portfolio Rebalancing Option, You can only allocate Your total policy fund in up to at most 10 investment divisions. Portfolio Rebalancing will remain in effect until We receive Your written termination request. We reserve the right to end the Portfolio Rebalancing Option by sending You one month's notice. Contact Us at Our Executive Office to elect the Portfolio Rebalancing
Option.

We do not charge any specific fees for You to participate in a portfolio rebalancing program. However, transfers made through a portfolio rebalancing program which only extends for fewer than 12 months will be included in counting the number of transfers of policy fund. While We currently allow an unlimited number of free transfers, We do reserve the right to charge for each transfer after the 12th one in any policy year.

Policy Loans
Using only Your policy as security, You may borrow up to the full loan value, which is the net cash surrender value (the policy fund less the surrender charge minus any policy debt) minus any loan interest that will accrue up until the next policy anniversary. If You request an additional loan, then the outstanding loan and loan interest will be added to the additional loan amount and the original loan will be canceled. Thus, You will only have one outstanding loan.


A loan taken from, or secured by, a policy may have federal income tax consequences. See "TAX EFFECTS" on page 54.

You may request a loan by contacting Our Executive Office. You should tell Us how much of the loan You want taken from Your unloaned amount in the General
Account or from the Separate Account investment divisions. If You do not tell Us how to allocate Your loan, the loan will be allocated according to Your deduction allocation percentages as described under "How Policy Fund Charges Are
Allocated" on page 51. If the loan cannot be allocated this way, then We will allocate it in proportion to the unloaned amounts of Your policy fund in the General Account and each investment division. We will redeem units from each investment division equal in value to the amount of the loan allocated to that investment division and transfer these amounts to the General Account.


Interest Credited on Policy Loans. The portion of the General Account that is equal to the policy loan will be credited with interest at a rate of 3.5% per year.


Policy Loan Interest Charged: After the 5th policy year, We guarantee that We will offer zero cost loans on the full loan value unless a higher interest rate is required by the Internal Revenue Service. If the Internal Revenue Service requires a higher policy loan interest rate, We will charge the minimum interest rate allowed after the 5th policy year. The annual interest rate charged on zero cost loans is guaranteed to be 3.5% (which is the same rate We guarantee to credit on zero cost loans). A zero cost loan may have tax consequences. See "TAX
EFFECTS" on page 54.


Currently, the annual interest rate We charge on standard loans is 5.5%. We guarantee that the rate charged on standard loans will not exceed 8% per year.


Interest is due on each policy anniversary or, if earlier, on the date of loan repayment, surrender, or Insured's death. If You do not pay the interest when it is due, then it will be added to Your outstanding loan and allocated based on the deduction allocation percentages for Your policy fund. This means We make an additional loan to pay the interest and will transfer amounts from the General
Account or the investment divisions to make the loan. If We cannot allocate the interest based on these percentages, then We will allocate it as described above.


Repaying The Loan. You may repay all or part of a policy loan while Your policy is inforce. While You have a policy loan, We assume that any money You send Us is meant to repay the loan. If You wish to have any of these payments serve as premium payments, then You must tell Us in writing.

You may choose how You want Us to allocate Your repayments. If You do not give
Us instructions, We will allocate Your repayments based on Your premium allocation percentages.

The Effects Of A Policy Loan On Your Policy Fund. A loan against Your policy will have a permanent effect on Your policy fund and benefits, even if the loan is repaid. When You borrow on Your policy, We transfer Your loan amount into Our
General Account where it earns a declared rate of interest. You cannot invest that loan amount in any Separate Account investment divisions. You may earn more or less on the loan amount, depending on the performance of the investment divisions and whether they are better or worse than the 3.5% annual interest We credit on the portion of the General Account securing the loan. A policy loan will reduce the policy's ultimate death benefit and net cash surrender value.

Your Policy May Lapse. Your loan may affect the amount of time that Your policy remains inforce. For example, Your policy may lapse because the loaned amount cannot be used to cover the monthly deductions that are taken from Your policy fund. If these deductions are more than the net cash surrender value of Your policy, then the policy's lapse provisions may apply. Since the policy permits loans up to the net cash surrender value (the policy fund less the surrender charge minus any policy debt) less any loan interest that will accrue to the next policy anniversary, loan repayments or additional premium payments may be required to keep the policy inforce, especially if You borrow the maximum.

Withdrawing Money From Your Policy Fund

You may request a partial withdrawal of Your net cash surrender value by writing to Our Executive Office. You may also request a partial withdrawal by calling Us at Our Executive Office toll-free at (800) 272-1642 or faxing Us at Our
Executive Office at (605) 373-8557. Any requests sent to another number will not be considered received in Our Executive Office. If You make more than one partial withdrawal in a policy year, We will impose a partial withdrawal charge as explained in the paragraph entitled "Withdrawal Charges" listed below.
Partial withdrawals are subject to certain conditions. They must:


     o    be at least $200,

     o in the first policy year, total no more than 50% of the net cash surrender value (the limit is 90% in subsequent policy years),

     o allow the death benefit to remain above the minimum for which We would issue the policy at that time, and

     o allow the policy to still qualify as life insurance under applicable tax law.


You may specify how much of the withdrawal You want taken from each investment division and Our General Account. If You do not tell Us, then We will make the withdrawal as described in "Deductions and Charges - How Policy Fund Charges Are
Allocated" on page 51.

Completed partial withdrawal requests received at Our Executive Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m.
Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed partial withdrawal request after the close of regular trading on the New York Stock Exchange, We will process the partial withdrawal request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.

Withdrawal Charges.
When You make a partial withdrawal more than once in a policy year, a charge of $25 (or 2% of the amount withdrawn, whichever is less), will be deducted from Your policy fund. If You do not give Us instructions for deducting the charge, then it will be deducted as described under "Deductions and Charges - How Policy
Fund Charges Are Allocated" on page 51.


In general, We do not permit You to make a withdrawal on monies for which Your premium check has not cleared Your bank.


The Effects Of A Partial Withdrawal. A partial withdrawal reduces the amount in
Your policy fund, the cash surrender value and generally the death benefit on a dollar-for-dollar basis. However if, the death benefit is based on the corridor percentage multiple, then the death benefit reduction could be greater. If You have elected death benefit option 1, then We will also reduce the face amount of Your policy so that there will be no change in the net amount at risk. We will send You a new Schedule of Policy Benefits to reflect this change. Both the withdrawal and any reductions will be effective as of the business day We receive Your request at Our Executive Office .

Depending on individual circumstances, a policy loan might be better than a partial withdrawal if You need temporary cash. A withdrawal may have tax consequences. See "TAX EFFECTS" on page 54.


Surrendering Your Policy

You may surrender Your policy for its net cash surrender value while the Insured person is living. You do this by sending both a written request and the policy to Our Executive Office. If You surrender Your policy or allow it to lapse during the surrender charge period, We will assess a surrender charge. The net cash surrender value equals the cash surrender value minus any loan outstanding
(including loan interest). The net cash surrender value may be very low, especially during the early policy years. During the surrender charge period
(this period of time is the earlier of 15 policy years after the date of issue or an increase in face amount or attained age 95), the cash surrender value is the policy fund minus the surrender charge. After the surrender charge period, the cash surrender value equals the policy fund. We will compute the net cash surrender value as of the business day We receive Your request and policy at Our
Executive Office. All of Your insurance coverage will end on that date.


If You have selected the Waiver of Surrender Charge Option, the cash surrender value always equals the policy fund.


Completed surrender requests received at Our Executive Office before the New
York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed surrender request after the close of regular trading on the New York Stock Exchange, We will process the surrender request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.


A surrender may have income tax consequences.

                               THE GENERAL ACCOUNT

You may allocate all or some of Your policy fund to the General Account. The
General Account pays interest at a declared rate. We guarantee the principal after deductions. The General Account supports Our insurance and annuity obligations. Because of applicable exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities
Act of 1933, and the General Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus for Your information and which relate to the General Account.

You may accumulate amounts in the General Account by:

     o    allocating net premium and loan payments,

     o    transferring amounts from the investment divisions,

     o    securing any policy loans, or

     o    earning interest on amounts You already have in the General Account.

This amount is reduced by transfers, withdrawal and allocated deductions.

We pay interest on all Your amounts in the General Account. The annual interest rates will never be less than 3.5%. We may, at Our sole discretion, credit interest in excess of 3.5% per year. You assume the risk that interest credited may not exceed 3.5% per year. We may pay different rates on unloaned and loaned amounts in the General Account. Interest compounds daily at an effective annual rate that equals the annual rate We declare.


You may request a transfer between the General Account and one or more of the investment divisions, within limits. See "Transfer Of Policy Fund" on page 40.


The General Account may not be available in all states. Your state of issue will determine if the General Account is available on Your policy. Please check Your policy form to see if the General Account is available on Your policy.

DEDUCTIONS AND CHARGES

Deductions From Your Premiums

In some cases, We deduct a service charge from each premium upon receipt. The rest of each premium (called the net premium) is placed in Your policy fund.
Service Charge. If You have chosen the Civil Service Allotment Mode, then We deduct $.46 (forty-six cents) from each premium payment. The $.46 covers the extra expenses We incur in processing bi-weekly premium payments.


Charges Against The Separate Account
Fees and charges allocated to the investment divisions reduce the amount in Your policy fund.


Mortality and Expense Risk. We charge for assuming mortality and expense risks.
We guarantee that monthly administrative and insurance deductions from Your policy fund will never be greater than the maximum amounts shown in Your policy.
The mortality risk We assume is that Insured people will live for shorter periods than We estimated. When this happens, We have to pay a greater amount of death benefits than We expected. The expense risk We assume is that the cost of issuing and administering policies will be greater than We expected. We deduct a daily charge for mortality and expense risks at an effective annual rate of 1.40% of the value of assets in the Separate Account attributable to the policy.
We currently intend to reduce this charge to 0.25% after the 20th policy year
(this reduction is not guaranteed). The investment divisions' accumulation unit values reflect this charge. See "Using Your Policy Fund - How We Determine The
Accumulation Unit Value" on page 39. If the money We collect from this charge is not needed, then We profit. We expect to make money from this charge. To the extent sales expenses are not covered by the surrender charge, Our General
Account funds, which may include amounts derived from this mortality and expense risk charge, will be used to cover sales expenses.


Tax Reserve. We reserve the right to charge for taxes or tax reserves, which may reduce the investment performance of the investment divisions. Currently, no such charge is made.

Monthly Deductions From Your Policy Fund
At the beginning of each policy month (including the policy date), the following four deductions may be taken from Your policy fund.

     1. Expense Charge: This charge is $10.00 per month. This chargecovers the continuing costs of maintaining Your policy, such as premium billing and collections, claim processing, policy transactions, record keeping, communications with owners and other expense and overhead items.

     2. Charges for Additional Benefits: Monthly deductions are made for the cost of any additional benefits. We may change these charges, but Your policy contains tables showing the guaranteed maximum rates for all of these insurance costs.

     3. Cost of Insurance Deduction: The cost of insurance deduction is Our current monthly cost of insurance rate times the net amount at risk at the beginning of the policy month. The net amount at risk is the difference between Your death benefit and Your policy fund. If the current death benefit for the month is increased due to the requirements of federal tax law, then Your net amount at risk for the month will also increase. For this purpose, Your policy fund amount is determined before deduction of the cost of insurance deduction, but after all of the other deductions due on that date. The amount of the cost of insurance deduction will vary from month to month with changes in the net amount at risk. We may profit from this charge.

     4. Additional Benefits: With the exception of the Living Needs Rider, the charges for any additional benefits You select will be deducted on the policy rider date and each monthly anniversary thereafter. See the FEE
          TABLE on page 13 for details.

The cost of insurance rate is based on the sex, attained age, specified face amount of insurance, and rating class of the Insured person at the time of the charge. (In Montana, there are no distinctions based on sex.) We place the Insured person that is a standard risk in the following rate classes: preferred plus non-smoker, preferred non-smoker, non-smoker, preferred smoker, and smoker.
The Insured person may also be placed in a rate class involving a higher mortality risk, known as a substandard class. We may change the cost of insurance rates, but they will never be more than the guaranteed maximum rates set forth in Your policy. The maximum charges are based on the charges specified in the Commissioner's 1980 Standard Ordinary Mortality Table. The table below shows the current and guaranteed maximum monthly cost of insurance rates per $1,000 of net amount at risk for a male, preferred, non-smoker, standard risk at various ages assuming a specified face amount of insurance of $200,000.


              Illustrative Table of Monthly Cost of Insurance Rates
                   (Rounded) per $1,000 of Net Amount at Risk


   Male                   Guaranteed          Current Rate for Policy Year One
   Issue                    Maximum              (Male Preferred Non-Smoker)
    Age                      Rate                           Rate
    ---                      ----                           ----
    25                        .13                            .11
    35                        .14                            .12
    45                        .29                            .16
    55                        .69                            .27
    65                       1.87                            .64

For example, for a male preferred non-smoker, age 35 with a $200,000 face amount death benefit option 1 policy and an initial premium of $1,000, the first monthly deduction (taken on the date the policy is issued) is $33.88. This example assumes the current monthly expense charge of $10.00 and the current cost of insurance deduction of $23.88. The $23.88 is calculated by multiplying the current monthly cost of insurance rate per $1,000 ($0.12) times the amount at risk ($200,000 face amount less the initial cash value of $990 which is $1,000 of premium less the $10.00 expense charge). This example assumes that there are no riders or other additional benefits.

The preferred smoker cost of insurance rates are lower than the smoker cost of insurance rates and the non-smoker cost of insurance rates are lower than the preferred smoker cost of insurance rates. To qualify, an Insured must be a standard risk and must meet additional requirements that relate to smoking habits. The reduced cost of insurance rates depends on such variables as the attained age and sex of the Insured.

The preferred non-smoker cost of insurance rates are lower than the non-smoker cost of insurance rates, and the preferred plus non-smoker rates are below the preferred non-smoker rates. To qualify for the preferred non-smoker classes, the Insured person must be age 20 or over and meet certain underwriting requirements.

Current cost of insurance rates also depend on the initial specified face amount of insurance. The charge is generally lower for policies with an initial specified face amount of insurance of $1,000,000 or higher than for policies with lower face amounts. (this is known as "banding"). The minimum face amount is $100,000.


If Advisor Variable Universal Life is purchased in connection with an employment-related insurance or benefit plan, employers and employee organizations should consider, in consultation with counsel, the impact of Title
VII of the Civil Rights Act of 1964. In 1983, the United States Supreme Court held that under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.


Changes in Monthly Deductions. Any changes in the cost of insurance, charges for additional benefits or expense charges will be by class of Insured and will be based on changes in future expectations of investment earnings, mortality, the length of time policies will remain in effect, expenses and taxes.


Waiver of Surrender Charge Option. If You choose the option to eliminate Your surrender charges during the first 15 policy years, there is a separate per unit charge. This charge is $0.03 per month per $1,000 of face amount of insurance.
You can only select this option at the time of application and, once elected it cannot be terminated. The charge will only be deducted during the first 15 policy years.


Transaction Charges
In addition to the deductions described above, We charge fees for certain policy transactions:

     o Partial Withdrawal of net cash surrender value. You may make one partial withdrawal during each policy year without a charge. There is an administrative charge of $25 or 2 percent of the amount withdrawn, whichever is less, each time You make a partial withdrawal if more than one withdrawal is made during a year.

     o Transfers. Currently, We do not charge when You make transfers of policy fund among investment divisions. We reserve the right to assess a $25 charge for each transfer after the twelfth transfer in a policy year.

How Policy Fund Charges Are Allocated
Generally, deductions from Your policy fund for monthly or partial withdrawal charges are made from the investment divisions and the unloaned portion of the General Account. They are made in accordance with Your specified deduction allocation percentages unless You instruct Us otherwise. Your deduction allocation percentages may be any whole numbers (from 0 to 100) which add up to
100. You may change Your deduction allocation percentages by writing to Our
Executive Office. Changes will be effective as of the date We receive them.

If We cannot make a deduction in accordance with these percentages, We will make it based on the proportion of (a) to (b) where (a) is Your unloaned amounts in General Account and Your amounts in the investment divisions and (b) is the total unloaned amount of Your policy fund.

Deductions for transfer charges are made equally between the investment divisions from which the transfer was made. For example, if the transfer is made from two investment divisions, then the transfer charge assessed to each of the investment divisions will be $12.50.


Loan Charge
Loan interest is charged in arrears on the outstanding loan. Loan interest that is unpaid when due will be added to the outstanding loan on each policy anniversary (or, if earlier, on the date of loan repayment, policy lapse, surrender, policy termination, or the Insured's death) and will bear interest at the same rate of the loan. We currently charge an annual interest rate of 5.5% on loans.

After offsetting the 3.5% annual interest rate We guarantee We will credit to the portion of Our General Account securing the loan against the maximum loan interest rate of 8.0%, the maximum guaranteed net cost of the loans is 4.5%
annually in policy years 1-5. However, the current cost of the loans is 2.0% annually in policy years 1-5. The current net cost of 2.0% for policy years 1 -
5 is derived by taking the 5.5% annual interest rate that We currently charge on loans and reducing it by the 3.5% annual interest rate We credit to the portion of the General Account securing the standard loan. If You take a loan after the 5th policy year, We guarantee that the net cost of the loan will be 0%.


Surrender Charge

The surrender charge is the difference between the amount in Your policy fund and Your policy's cash surrender value for the surrender charge period (this period of time is the earlier of 15 policy years after the date of issue or increase in face amount, or attained age 95). It is a contingent charge designed to partially recover Our expenses in distributing and issuing policies which are terminated by surrender or lapse in their early years. It is a contingent load because You pay it only if You surrender Your policy (or let it lapse) during the surrender charge period. The amount of the charge in a policy year is not necessarily related to Our actual sales expenses in that year. We anticipate that the surrender charge will not fully cover Our sales expenses. If sales expenses are not covered by the surrender charges, We will cover them with other funds. The net cash surrender value, the amount We pay You if You surrender Your policy for cash, equals the cash surrender value minus any policy debt. The cash surrender value is the policy fund minus the surrender charge. See "Surrendering
Your Policy" on page 47.

The first year surrender charge varies by the issue age, sex and class of the Insured at the time the policy is issued. The maximum charge for Your policy per $1,000 of face amount is the first year charge. The first year charge, on a per $1,000 of face amount basis, gradually decreases over the surrender charge period (this period of time is the earlier of 15 policy years after the date of issue or increase in face amount, or attained age 95) and is $0.00 after the surrender charge period expires.

The following table provides some examples of the first year surrender charge.
The maximum first year surrender charge for all issue ages, sexes, and classes is $32.81 per $1,000 of face amount. The $32.81 per $1,000 of face amount surrender charge occurs for males issued at a smoker class with issue ages at 63 or older. Your policy will specify the actual surrender charge rate, per $1,000 of face amount, for all durations in the surrender charge period. The table below is only intended to give You an idea of the level of first year surrender charges for a few sample issue ages, sexes and classes.


                      Table of First Year Surrender Charges
                            Per $1,000 of Face Amount

                                                         Surrender Charge
                                                           Per $1,000 of
    Issue Age            Sex              Class             Face Amount


       15               Male            Non-Smoker             $4.24
       15              Female           Non-Smoker             $5.13


       35               Male            Non-Smoker             $9.03
       35               Male              Smoker               $9.76


       55              Female           Non-Smoker            $12.13
       55              Female             Smoker              $16.25

       65               Male              Smoker              $32.81
       65              Female             Smoker              $26.25


A face amount decrease will not reduce the surrender charge. If the face amount is increased, then there will be a new surrender charge and a new surrender charge period for the amount of the increase. The surrender charge for the face amount increase will equal the surrender charge for a new policy with:

     (a)  The initial face amount set equal to the face amount increase

     (b) The Insured's policy age on the policy date equal to the policy age on the date of the face amount increase; and

     (c)  The premium class for the face amount increase.

Suppose You bought Your policy at issue age 35 under a male nonsmoker class with a face amount of $200,000. During the 10th policy year, You decided to increase
Your face amount by $100,000 to obtain a total face amount of $300,000. If the face amount increase was determined to be acceptable to Us under the nonsmoker class, the surrender charge for Your $100,000 of increase would be the same as a new policy with the following surrender charge criteria:

     (a)  face amount of $100,000

     (b) a policy age of 44 (the increase was effective during the 10th policy year before the policy anniversary at which You attained age 45)

     (c)  a premium class of male nonsmoker

The original $200,000 of face amount would continue to fall under the surrender charge schedule established at the issue date of the policy, but the $100,000 of face amount increase would begin a new surrender charge schedule with the criteria stated in (a) through (c) above. At the time a face amount increase becomes effective We will send You an endorsement to Your policy which states the surrender charge criteria and surrender charge amounts.

Waiver of Surrender Charge Option


You can elect to eliminate Your surrender charge in all years of the surrender charge period. You must select this option at the time of application. Once selected, this option cannot be terminated while the policy is inforce. There is an extra charge for this option as noted in the "FEE TABLE" on page 13. The amount of the charge depends upon the face amount of Your policy. The charge remains in effect for the 15-year surrender charge period regardless of whether
You have face increases or decreases. However, the charge is applied to the highest face amount of insurance inforce on any monthly anniversary since issue up through the current monthly anniversary. If purchased, the elimination of surrender charges and the cost for this option will be shown on the Schedule of Policy Benefits page of Your policy.

Portfolio Expenses

The value of the net assets of each investment division reflects the management fees and other expenses incurred by the corresponding portfolio in which the investment divisions invest. Some portfolios also deduct 12b-1 fees from portfolio assets. You pay these fees and expenses indirectly. For further information, consult the portfolios' prospectuses.



                                   TAX EFFECTS

INTRODUCTION

The following summary provides a general description of the federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice.
Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon Our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY


In order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, We believe that a policy issued on a standard rate class basis should satisfy the applicable requirements. There is less guidance, however, with respect to policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements, particularly if You pay the full amount of premiums under this policy. If it is subsequently determined that a policy does not satisfy the applicable requirements, We may take appropriate steps to bring the policy into compliance with such requirements and We reserve the right to restrict policy transactions in order to do so.

In some circumstances, owners of variable policies who retain excessive control over the investment of the underlying Separate Account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, We believe that the owner of a policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying Separate Account assets.

In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the policies to be treated as life insurance policies for federal income tax purposes. It is intended that the Separate Account, through the funds, will satisfy these diversification requirements.


The following discussion assumes that the policy will qualify as a life insurance policy for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

In General

We believe that the death benefit under a policy should generally be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. A tax advisor should be consulted on these consequences.


Generally, the policy owner will not be deemed to be in constructive receipt of the policy cash value until there is a distribution. When distributions from a policy occur, or when loans are taken out from or secured by a policy, the tax consequences depend on whether the policy is classified as a "modified endowment contract."

Modified Endowment Contracts
Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts" (MEC), with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether it is classified as a MEC. In general a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the "7-pay test." A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid into the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the policy during the first seven years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a "material change" in the policy's benefits or other terms, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit, which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent Your policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective policy owner should consult a tax advisor to determine whether a policy transaction will cause the policy to be classified as a MEC.

Distributions Other Than Death Benefits from Modified Endowment Contracts
Policies classified as modified endowment contracts are subject to the following tax rules:

     1. All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the policy owner's investment in the policy only after all gain has been distributed.

     2. Loans taken from or secured by a policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

     3. A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the policy owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner's beneficiary or designated beneficiary.

If a policy becomes a modified endowment contract, distributions that occur during the policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.


Distributions Other Than Death Benefits from Policies that are not Modified
Endowment Contracts Distributions other than death benefits from a policy that is not classified as a modified endowment contract are generally treated first as a recovery of the policy owner's investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance policy for federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a policy that is not a modified endowment contract are generally not treated as distributions. However, the tax consequences associated with loans after the 10th policy year are less clear and a tax advisor should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy
Your investment in the policy is generally Your aggregate premiums. When a distribution is taken from the policy, Your investment in the policy is reduced by the amount of the distribution that is tax-free.

Policy Loans
In general, interest on a policy loan will not be deductible. If a policy loan is outstanding when a policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a policy loan, You should consult a tax advisor as to the tax consequences.

Withholding
To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.

Multiple Policies
All modified endowment contracts that are issued by Us (or Our affiliates) to the same policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the policy owner's income when a taxable distribution occurs.

Continuation of Policy Beyond Age 100

The tax consequences of continuing the policy beyond the Insured's 100th year are unclear. You should consult a tax advisor if You intend to keep the policy inforce beyond the Insured's 100th year.

Living Needs Rider
We believe that payments received under the Living Needs rider should be fully excludable from the gross income of the beneficiary if the beneficiary is the Insured under the policy. However, You should consult a qualified tax adviser about the consequences of adding this rider to a policy or requesting payment under this rider.


Business Uses of Policy
Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If You are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, You should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax advisor.

Split-Dollar Arrangements
The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.

Additionally, On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing policy, or the purchase of a new policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Tax Shelter Regulations
Prospective owners should consult a tax advisor about the treatment of the policy under the Treasury Regulations applicable to tax shelters.

Alternative Minimum Tax
There may also be an indirect tax upon the income in the policy or the proceeds of a policy under the federal corporate alternative minimum tax, if the owner is subject to that tax.

Other Tax Considerations
The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

Possible Tax Law Changes
Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the policy.

Our Income Taxes
Under current federal income tax law, We are not taxed on the Separate Account's operations. Thus, currently We do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes We may incur.


Under current laws in several states, We may incur state and local taxes.


                    ADDITIONAL INFORMATION ABOUT THE POLICIES

YOUR RIGHT TO EXAMINE THIS POLICY


For a limited period of time, as specified in Your policy, You have a right to examine the policy. If for any reason You are not satisfied with it, then You may cancel the policy. You cancel the policy by sending it to Our Executive
Office along with a written cancellation request. Generally, Your cancellation request must be postmarked by the latest of the following dates:


     o    10 days after You receive Your policy;

     o 10 days after We mail You a written notice telling You about Your rights to cancel (Notice of Withdrawal Right); or

     o    45 days after You sign Part 1 of the policy application.


If state law requires a longer right to examine period, it will be noted on the cover page of Your policy.

In all cases, We allocate Your premiums according to Your instructions on the policy's record date. Generally, if You cancel Your policy during the right to examine period, then We will return all of the charges deducted from Your paid premiums and policy fund, plus the policy fund. The policy fund will reflect both the positive and negative investment performance of the investment divisions chosen by You in the policy application. Where required by state law, We will refund the sum of all premiums paid.


Insurance coverage ends when You send Your request.

YOUR POLICY CAN LAPSE

Your Advisor Variable Universal Life insurance coverage continues as long as the net cash surrender value of Your policy is enough to pay the monthly deductions that are taken out of Your policy fund. During the no lapse guarantee period, coverage continues if Your paid premiums (less loans and withdrawals) exceed the schedule of required no lapse guarantee premiums. If neither of these conditions is true at the beginning of any policy month, We will send written notification to You and any assignees on Our records that a 61-day grace period has begun. If
You are in the no lapse guarantee period, this will tell You the amount of premium payment that is needed to satisfy the minimum requirement for two months. If You are not within the no lapse guarantee period, this notice will tell You the amount of premium payment that is needed to pay Your monthly deductions for two policy months.

If We receive payment of this amount before the end of the grace period, then We will use that amount to pay the overdue deductions. We will put any remaining balance in Your policy fund and allocate it in the same manner as Your previous premium payments.

If We do not receive payment within 61 days, then Your policy will lapse without value. We will withdraw any amount left in Your policy fund. We will apply this amount to the deductions owed to Us, including any applicable surrender charge.
We will inform You and any assignee that Your policy has ended without value.


If the Insured person dies during the grace period, We will pay the insurance benefits to the beneficiary, minus any loan, loan interest, and overdue deductions.


YOU MAY REINSTATE YOUR POLICY

You may reinstate the policy within five years after it lapses if You did not surrender the policy for its net cash surrender value. To reinstate the policy, You must:

     o    complete an application for reinstatement,

     o provide satisfactory evidence of insurability for the person who is to be Insured,

     o    pay enough premium to cover all overdue monthly deductions,

     o increase the policy fund so that the policy fund minus any policy debt equals or exceeds the surrender charge,

     o    cover the next two months' deductions, and

     o    pay or restore any policy debt.

The policy date of the reinstated policy will be the beginning of the policy month that coincides with or follows the date that We approve Your reinstatement application. Previous loans will not be reinstated.

POLICY PERIODS AND ANNIVERSARIES


We measure policy years, policy months, and policy anniversaries from the policy date shown on Your Schedule of Policy Benefits. Each policy month begins on the same day in each calendar month. The calendar days of 29, 30, and 31 are not used. Our right to challenge a policy and the suicide exclusion are measured from the policy date. See "Limits On Our Right To Challenge The Policy" on page
61.


MATURITY DATE


The maturity date is the first policy anniversary after the Insured's 100th birthday. The policy ends on that date if the Insured is still alive and the maturity benefit is paid.

If the Insured survives to the maturity date and You would like to continue the policy, We will extend the maturity date as long as this policy still qualifies as life insurance according to the Internal Revenue Service and Your state.


In order to extend the maturity date, all of the following conditions must be satisfied.

     (a)  The policy can not be in the grace period;

     (b)  All of the policy fund must be transferred to either the General
          Account or the Money Market Investment Division;

     (c)  Death benefit option 1 must be elected.

(See "Extended Maturity Option" on page 33 for further details about this option).


If the maturity date is extended, the policy may not qualify as life insurance and there may be tax consequences. A tax advisor should be consulted before You elect to extend the maturity date.

WE OWN THE ASSETS OF OUR SEPARATE ACCOUNT

We own the assets of Our Separate Account and use them to support Your policy and other variable life policies. We may permit charges owed to Us to stay in the Separate Account. Thus, We may also participate proportionately in the Separate Account. These accumulated amounts belong to Us and We may transfer them from the Separate Account to Our General Account. The assets in the Separate Account generally are not chargeable with liabilities arising out of any other business We conduct. Under certain unlikely circumstances, one investment division of the Separate Account may be liable for claims relating to the operations of another division.

CHANGING THE SEPARATE ACCOUNT

We have the right to modify how We operate Our Separate Account. We have the right to:


     o    add investment divisions to, or remove investment divisions from, Our
          Separate Account;

     o    combine two or more divisions within Our Separate Account;

     o withdraw assets relating to the policy from one investment division and put them into another;

     o eliminate the shares of a portfolio and substitute shares of another portfolio of the funds or another open-end investment company. This may happen if the shares of the portfolio are no longer available for investment or, if in Our judgment, further investment in the portfolio is inappropriate in view of the purposes of Separate Account A;

     o register or end the registration of Our Separate Account under the Investment Company Act of 1940;

     o operate Our Separate Account under the direction of a committee or discharge such a committee at any time (the committee may be composed entirely of interested parties of Midland National);

     o disregard instructions from policy owners regarding a change in the investment objectives of the portfolio or the approval or disapproval of an investment advisory policy. (We would do so only if required by state insurance regulatory authorities or otherwise pursuant to insurance law or regulation); and

     o operate Our Separate Account or one or more of the investment divisions in any other form the law allows, including a form that allows Us to make direct investments. In choosing these investments, We will rely on Our own or outside counsel for advice. In addition, We may disapprove of any change in investment advisors or in investment policies unless a law or regulation provides differently.


If automatic allocations (such as premiums automatically deducted from Your paycheck or bank account, or dollar cost averaging or automatic rebalancing) are being made into an investment division that is removed or no longer available, and if You do not give Us other instructions, then any amounts that would have gone into the removed or closed investment division will be allocated to the money market investment division.


LIMITS ON OUR RIGHT TO CHALLENGE THE POLICY

We can challenge the validity of Your insurance policy (based on material misstatements in the application) if it appears that the insured person is not actually covered by the policy under Our rules. There are limits on how and when
We can challenge the policy:


     o We cannot challenge the policy after it has been in effect, during the Insured person's lifetime, for two years from the date the policy was issued or reinstated. (Some states may require Us to measure this in some other way.)

     o We cannot challenge any policy change that requires evidence of insurability (such as an increase in face amount) after the change has been in effect for two years during the Insured's lifetime.

     o We can challenge at any time (and require proof of continuing disability) an additional benefit that provides benefits to the Insured person in the event that the Insured person becomes totally disabled.

If the Insured person dies during the time that We may challenge the validity of the policy, then We may delay payment until We decide whether to challenge the policy.

If the Insured person's age or sex is misstated on any application, then the death benefit and any additional benefits will be changed. They will be those which would be purchased by the most recent deduction for the cost of insurance and the cost of any additional benefits at the Insured person's correct age and sex.

If the Insured person commits suicide within two years after the date on which the policy was issued or reinstated, then the death benefit will be limited to the total of all paid premiums minus the policy debt minus any partial withdrawals of net cash surrender value. If the Insured person commits suicide within two years after the effective date of Your requested face amount increase, then We will pay the face amount which was in effect before the increase, plus the monthly cost of insurance deductions for the increase (Some states require Us to measure this time by some other date).


YOUR PAYMENT OPTIONS


You may choose for policy benefits and other payments (such as the net cash surrender value or death benefit) to be paid immediately in one lump sum or in another form of payment. Payments under these options are not affected by the investment performance of any investment division. Instead, interest accrues pursuant to the option chosen. If You do not arrange for a specific form of payment before the Insured person dies, then the beneficiary will have this choice. However, if You do make an arrangement with Us for how the money will be paid, then the beneficiary cannot change Your choice. Payment options will also be subject to Our rules at the time of selection.


Lump Sum Payments

In most cases, when a death benefit is paid in a lump sum, We will pay the death benefit by establishing an interest bearing checking account, called the "Midland Access Account" for the beneficiary in the amount of the death benefit.
We will send the beneficiary a checkbook, and the beneficiary will have access to the account simply by writing a check for all or any part of the amount of the death benefit. The Midland Access Account is part of Our General Account. It is not a bank account and it is not Insured by the FDIC or any other government agency. As part of Our General Account, it is subject to the claims of Our creditors. We receive a benefit from all amounts left in the Midland Access
Accounts.


Optional Payment Methods
Our consent is required when an optional payment is selected and the payee is either an assignee or not a natural person (i.e., a corporation). Currently, these alternate payment options are only available if the proceeds applied are more than $1,000 and periodic payments are at least $20.

You have the following payment options:


     1. Interest Payments: The money will stay on deposit with Us for a period that We agree upon. You will receive interest on the money at a declared interest rate.

     2.   Installment Options: There are two ways that We pay installments:

          (a) Fixed Period: We will pay the amount applied in equal installments plus applicable interest, for a specified time, up to 30 years.

          (b) Fixed Amount: We will pay the sum in installments in an amount that We agree upon. We will continue to pay the installments until We pay the original amount, together with any interest You have earned.

     3. Monthly Life Income Option: We will pay the money as monthly income for life. You may choose from 1 of 5 ways to receive the income. We will guarantee payments for:

          1)   at least 5 years (called "5 Years Certain");

          2)   at least 10 years (called "10 Years Certain");

          3)   at least 15 years (called "15 Years Certain");

          4)   at least 20 years (called "20 Years Certain");

          5) payment for life. With a life only payment option, payments will only be made as long as the payee is alive. Therefore, if the payee dies after the first payment, only one payment will be made.

     4. Other: You may ask Us to apply the money under any option that We make available at the time the benefit is paid.

We guarantee interest under the deposit and installment options at 2.75% a year, but We may allow a higher rate of interest.

The beneficiary, or any other person who is entitled to receive payment, may name a successor to receive any amount that We would otherwise pay to that person's estate if that person died. The person who is entitled to receive payment may change the successor at any time.

We must approve any arrangements that involve more than one of the payment options, or a payee who is a fiduciary or not a natural person. Also, the details of all arrangements will be subject to Our rules at the time the arrangements take effect. These include:

     o    rules on the minimum amount We will pay under an option,

     o    minimum amounts for installment payments,

     o withdrawal or commutation rights (Your rights to receive payments over time, for which We may offer You a lump sum payment),

     o the naming of people who are entitled to receive payment and their successors, and

     o    the ways of proving age and survival.

You will choose a payment option (or any later changes) and Your choice will take effect in the same way as it would if You were changing a beneficiary. (See
"Your Beneficiary" below). Any amounts that We pay under the payment options will not be subject to the claims of creditors or to legal process, to the extent that the law provides.


Even if the death benefit under the policy is excludible from income, payments under payment options may not be excludible in full. This is because earnings on the death benefit after the Insured's death are taxable and payments under the payment options generally include such earnings. You should consult a tax advisor as to the tax treatment of payments under payment options.


YOUR BENEFICIARY


You name Your beneficiary in Your policy application. The beneficiary is entitled to the death benefits of the policy. You may change the beneficiary during the Insured's lifetime by writing to Our Executive Office. If no beneficiary is living when the Insured dies, We will pay the death benefit to the owner or the owner's estate.


ASSIGNING YOUR POLICY

You may assign Your rights to this policy. You must send a copy of the assignment to Our Executive Office. We are not responsible for the validity of the assignment or for any payment We make or any action We take before We receive notice of the assignment. An absolute assignment is a change of ownership. There may be tax consequences.

WHEN WE PAY PROCEEDS FROM THIS POLICY


We will generally pay any death benefits, net cash surrender value, or loan proceeds within seven days after receiving the required form(s) at Our Executive
Office. Death benefits are determined as of the date of the Insured person's death and will not be affected by subsequent changes in the accumulation unit values of the investment divisions. We pay interest from the date of death to the date of payment.


We may delay payment for one or more of the following reasons:

     1.   We contest the policy.

     2.   We cannot determine the amount of the payment because the New York
          Stock Exchange is closed, the SEC has restricted trading in securities, or the SEC has declared that an emergency exists.

     3.   The SEC permits Us to delay payment to protect Our policy owners.

We may also delay any payment until Your premium checks have cleared Your bank.
We may defer payment of any loan amount, withdrawal, or surrender from the General Account for up to six months after We receive Your request. We will not defer payment if it is used to pay premiums on policies with Us.


Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require Us to reject a premium payment and/or "freeze" or block Your policy fund. If these laws apply in a particular situation, We would not be allowed to process any request for withdrawals, surrenders, loans, or death benefits, make transfers, or continue making payments under Your payment option. If a policy fund were frozen, the policy fund would be moved to a special segregated interest bearing account and held in that account until We receive instructions from the appropriate federal regulator. We may also be required to provide information about You and Your policy to the government agencies and departments.

CHANGE OF ADDRESS NOTIFICATION

To protect You from fraud or theft, We may verify any changes in address You request by sending a confirmation of the change of address to Your old address.


YOUR VOTING RIGHTS AS AN OWNER

We invest the assets of Our Separate Account divisions in shares of the funds' portfolios. Midland National is the legal owner of the shares and has the right to vote on certain matters. Among other things, We may vote:

     o    to elect the funds' Boards of Directors,

     o    to ratify the selection of independent auditors for the funds, and

     o on any other matters described in the funds' current prospectuses or requiring a vote by shareholders under the Investment Company Act of 1940.

Even though We own the shares, We give You the opportunity to tell Us how to vote the number of shares that are allocated to Your policy. We will vote at shareholder meetings according to Your instructions.

The funds will determine how often shareholder meetings are held. As We receive notice of these meetings, We will ask for Your voting instructions. The funds are not required to hold a meeting in any given year.

If We do not receive instructions in time from all policy owners, then We will vote those shares in the same proportion as We vote shares for which We have received instructions in that portfolio. We will also vote any fund shares that We alone are entitled to vote in the same proportions that policy owners vote.
If the federal securities laws or regulations or interpretations of them change so that We are permitted to vote shares of the fund in Our own right or to restrict policy owner voting, then We may do so.

You may participate in voting only on matters concerning the fund portfolios in which Your policy fund has been invested. We determine Your voting shares in each division by dividing the amount of Your policy fund allocated to that division by the net asset value of one share of the corresponding fund portfolio. This is determined as of the record date set by the funds' Board for the shareholders meeting. We count fractional shares.

If You have a voting interest, We will send You proxy material and a form for giving Us voting instructions. In certain cases, We may disregard instructions relating to changes in the funds' advisor or the investment policies of its portfolios. We will advise You if We do.

Other insurance companies own shares in the funds to support their variable insurance products. We do not foresee any disadvantage to this. Nevertheless, the funds' Boards of Directors will monitor events to identify conflicts that may arise and determine appropriate action. If We disagree with any fund action, then We will see that appropriate action is taken to protect Our policy owners.

DISTRIBUTION OF THE POLICIES


We have entered into a distribution agreement with Our affiliate, Sammons
Securities Company, LLC ("Sammons Securities Company") for the distribution and sale of the policies. Sammons Securities Company is an indirect wholly owned subsidiary of Sammons Enterprises, Inc., of Dallas, Texas, the ultimate parent company of Midland National Life Insurance Company. Sammons Securities Company offers the policies through its registered representatives. Sammons Securities
Company may enter into written sales agreements with other broker-dealers
("selling firms") for the sale of the policies. We pay commissions to Sammons
Securities Company for sales of the Policies by its registered representatives as well as by selling firms. All of the portfolio companies make payments to Midland National under their distribution plans in consideration of services provided and expenses incurred by Midland National in distributing portfolio shares. These payments range from 0.10% to 0.25% of Separate Account assets invested in the particular fund.

Sales commissions may vary, but the maximum commission payable for policy sales is 90% of premiums during policy year 1, 4.5% during policy years 2-15, and 0% following policy year 15. We may also pay additional commissions calculated as a percentage of Your policy fund value at specified times (e.g. at the end of the fifth policy year). Further, for each premium received following an increase in base face amount, a commission on that premium will be paid up to the target premium for the increase in each year. The commission for the increase in face amount will be calculated using the commission rates for the corresponding policy year. We pay commissions for policies sold to policy owners in the substandard risk underwriting class and for rider premiums based on Our rules at the time of payment. We may also pay additional amounts and reimburse additional expenses of Sammons Securities Company based on various factors.

We also pay for some of Sammons Securities Company's expenses, including the following sales expenses: registered representative training allowances;
compensation and bonuses for the Sammons Securities Company's management team;
advertising expenses; and all other expenses of distributing the policies.
Sammons Securities Company pays its registered representatives all or a portion of the commissions received for their sales of policies. Registered representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that We may provide jointly with Sammons Securities Company.

Non-cash items that We and Sammons Securities Company may provide include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. In addition, Sammons Securities Company's registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the policies may help registered representatives and/or their managers qualify for such benefits.
Sammons Securities Company's registered representatives and managers may receive other payments from Us for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask Your registered representative for further information about what Your registered representative and the selling firm for which he or she works may receive in connection with Your purchase of a policy.

We intend to recoup commissions and other sales expenses indirectly through the following fees and charges deducted under the policy: (a) the surrender charge;
(b) the mortality and expense charge; (c) the cost of insurance charge; (d) revenues, if any, received from the funds or their managers; and (e) investment earnings on amounts allocated under policies to the General Account. Commissions and other incentives or payments described above are not charged directly to You or the Variable Account.



LEGAL PROCEEDINGS


Midland National Life Insurance Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, Midland National Life Insurance Company believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on them, the Separate Account, or Sammons Securities
Company, LLC.


FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account are contained in the Statement of Additional Information. Our financial statements should be distinguished from the Separate Account's financial statements and You should consider Our financial statements only as bearing upon Our ability to meet Our obligations under the policies. For a free copy of these financial statements and/or the Statement of Additional Information, please call or write to Us at Our Executive Office.

                                  ILLUSTRATIONS


Following are a series of tables that illustrate how the policy funds, cash surrender values, and death benefits of a hypothetical policy change with the investment performance of the funds. The tables show how the policy funds, cash surrender values, and death benefits of the hypothetical policy issued to an Insured of a given age and given premium would vary over time if the return on the assets held in each portfolio of the funds were a constant gross, after tax annual rate of 0%, 6%, or 12%. All values labeled as current reflect the current level of product charges that are being accessed at the date of this prospectus, and the values labeled as guaranteed reflect the maximum level of product charges that can ever be accessed for the sample policy shown. Both current and guaranteed values use the arithmetic average of the fund manager expenses.

The tables on pages 71 through 73 illustrate a hypothetical policy issued to a male, age 40, under a standard non-smoker underwriting risk classification. The payment amount used in the table represents the typical premium payment We expect a representative policy owner to make. We expect that the hypothetical policy owner will buy a policy with an specified amount of $200,000 and make annual payments of $2,206 on the first day of each policy year. The policy funds, cash surrender values, and death benefits would be different from those shown if the returns averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years.


The amount of the policy fund exceeds the cash surrender value during the surrender charge period due to the surrender charge. For policy years sixteen and after, the policy fund and cash surrender value are equal, since the surrender charge has reduced to zero.


Zero values in the illustration indicate the policy would lapse unless the no-lapse guarantee premium requirements have bee fulfilled, or additional payments have been made.

The second column shows the accumulation value of the premiums paid at the stated interest rate. The third and sixth columns illustrate the policy funds and the fourth and seventh column illustrate the cash surrender values of the policy over the designated period. The policy funds shown in the third column and the cash surrender values shown in the fourth column assume the monthly deduction for the cost of insurance is based upon the current cost of insurance rates. The policy funds shown in the sixth column and the cash surrender values shown in the seventh column assume the monthly deduction for cost of insurance is based upon the cost of insurance rates that We guarantee. The maximum monthly deduction for cost of insurance rates allowable under the policy is based on the Commissioner's 1980 Standard Ordinary Mortality Table. The fifth and eighth columns illustrate the death benefit of the policy over the designated period.
The illustrations of the death benefits reflect the same assumptions as the policy fund and cash surrender values. The amounts shown for the death benefit, policy funds, and cash surrender values reflect the fact that the net investment return of the divisions of Our separate Account is lower then the gross, after-tax return on the assets in the funds, as a result of expenses paid by the funds and charges levied against the divisions of Our Separate Account. The illustrations also reflect the $10.00 per month expense charge as well as current and guaranteed cost of insurance deductions.

The policy funds shown assume the deductions of the portfolios' daily investment advisory fees and operating expenses equivalent to an annual rate of 0.87% of the aggregate average daily net assets of the Portfolios of the funds (the average rate of the Portfolios for the period ending December 31, 2003) for each investment division. We have assumed that the values are allocated across all investment divisions equally. Voluntary waivers and reimbursements of portfolio expenses are not reflected in the illustrated tables. The actual fees and expenses associated with the policy may be more or less than 0.87% and will depend on how allocations are made to each investment division. The policy funds also take into account a daily charge to each division of Separate Account A for assuming mortality and expense risks and administrative charges which is equivalent to a charge at an annual rate of 1.40% of the average net assets of the divisions of Separate Account A. We intend to reduce this to 0.25% after the 20th policy year. This reduction is not guaranteed. After reductions for the mortality and expense risk charge and average portfolio expenses, the assumed gross investment rates of 0%, 6%, and 12% correspond to approximate net annual rates of -2.27%, 3.73% and 9.73% respectively -1.12%, 4.88%, and 10.88%, after year 20 on a current basis).

The approximate net annual rates do not include premium charges, cost of insurance deductions, surrender charges, expense charges nor any charges for additional benefits.


The hypothetical values shown in the tables do not reflect any charges for federal income taxes against Separate Account A since Midland National is not currently making such charges. However, if, in the future, such charges are made, the gross annual investment rate of return would have to exceed the stated investment rates by a sufficient amount to cover the tax charges in order to produce the policy funds, cash surrenders values, and death benefits illustrated.

The tables illustrate the policy funds that would result based on hypothetical investment rates of return if premiums are paid in full at the beginning of each year and if no policy loans have been made. The values would vary from those shown if the assumed annual premium payments were paid in installments during a year. The values would also vary if the policy owner varied the amount or frequency of premium payments. The tables also assume that the policy owner has not requested an increase or decrease in face amount, that no withdrawals have been made and no withdrawal charges imposed, that no policy loans have been taken, and that no transfers have been made and no transfer charges imposed.


The hypothetical investment rates of return are provided only to illustrate the mechanics of a hypothetical policy and do not represent past or future investment rates of return. Actual rates of return for a particular policy may be more or less than the hypothetical rates of return. The actual return on Your policy fund will depend on factors such as the amounts You allocate to particular investment divisions, the amounts deducted for the policy's monthly deductions, the portfolio's fees and expenses, and Your loan and withdrawal history in addition to the actual investment performance of the portfolios.

Depending on the timing and degree of fluctuation in actual investment returns, the actual investment returns, the actual policy fund could be substantially less than those shown, and may, under circumstances, result in the lapse of the policy unless You make more than the stated premium payment.

Personalized illustrations of death benefits, cash surrender values, and policy fund are available upon request, since the cost of insurance and other charges also differ significantly from the values in the hypothetical shown in the tables below. You can obtain a personalized illustration or make other policy inquiries by contacting Our Executive Office at:

                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193
                        Phone: (800) 272-1642 (toll-free)
                               Fax: (605) 335-3621


              MIDLAND NATIONAL LIFE INSURANCE COMPANY - ADVISOR VUL
                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION 1                                                                                  ASSUMED HYPOTHETICAL GROSS
MALE STANDARD NON-SMOKER ISSUE AGE 40                                                                    ANNUAL RATE OF RETURN: 0%
$200,000 INITIAL SPECIFIED AMOUNT                                                                ASSUMED ANNUAL PREMIUM(1): $2,206


                                Assuming Current Costs                              Assuming Guaranteed Costs

                         Premiums
                   Accumulated at                       Cash                                       Cash
   End of         5% Interest Per                  Surrender                                  Surrender
    Year                     Year  Policy Fund         Value  Death Benefit   Policy Fund         Value  Death Benefit
     1                      2,316        1,591             0        200,000         1,568             0        200,000
     2                      4,748        3,127         1,157        200,000         3,080         1,110        200,000
     3                      7,302        4,585         2,615        200,000         4,516         2,546        200,000
     4                      9,984        5,967         4,096        200,000         5,877         4,006        200,000
     5                     12,799        7,277         5,504        200,000         7,166         5,393        200,000
     6                     15,755        8,515         6,841        200,000         8,384         6,709        200,000
     7                     18,859        9,685         8,158        200,000         9,533         8,006        200,000
     8                     22,119       10,764         9,385        200,000        10,593         9,214        200,000
     9                     25,541       11,779        10,548        200,000        11,589        10,358        200,000
     10                    29,134       12,709        11,625        200,000        12,500        11,416        200,000
     15                    49,982       15,721        15,524        200,000        15,422        15,225        200,000
     20                    76,591       15,823        15,823        200,000        14,700        14,700        200,000
     25                   110,550       14,807        14,807        200,000         8,108         8,108        200,000
     30                   153,892        8,925         8,925        200,000             0             0              0
     35                   209,209            0             0              0             0             0              0
     40                   279,809            0             0              0             0             0              0
     45                   369,913            0             0              0             0             0              0
     50                   484,913            0             0              0             0             0              0
     55                   631,684            0             0              0             0             0              0
     60                   819,006            0             0              0             0             0              0







1. ASSUMES A $2,206 PREMIUM IS PAID AT THE BEGINNING OF EACH POLICY YEAR. VALUES WOULD BE DIFFERENT IF PREMIUMS ARE PAID WITH A DIFFERENT FREQUENCY OR IN DIFFERENT AMOUNTS.

2. ASSUMES THAT NO POLICY LOANS OR WITHDRAWALS HAVE BEEN MADE. ZERO VALUES INDICATE LAPSE IN THE ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUND SERIES. THE POLICY FUND, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR THE INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY MIDLAND, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

              MIDLAND NATIONAL LIFE INSURANCE COMPANY - ADVISOR VUL
                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION 1                                                                                  ASSUMED HYPOTHETICAL GROSS
MALE STANDARD NON-SMOKER ISSUE AGE 40                                                                    ANNUAL RATE OF RETURN: 6%
$200,000 INITIAL SPECIFIED AMOUNT                                                                ASSUMED ANNUAL PREMIUM(1): $2,206


                                Assuming Current Costs                              Assuming Guaranteed Costs

                         Premiums
                   Accumulated at                       Cash                                       Cash
   End of         5% Interest Per                  Surrender                                  Surrender
    Year                     Year  Policy Fund         Value  Death Benefit   Policy Fund         Value  Death Benefit
     1                      2,316        1,705             0        200,000         1,681             0        200,000
     2                      4,748        3,454         1,484        200,000         3,405         1,435        200,000
     3                      7,302        5,225         3,255        200,000         5,150         3,180        200,000
     4                      9,984        7,019         5,148        200,000         6,918         5,046        200,000
     5                     12,799        8,839         7,066        200,000         8,710         6,937        200,000
     6                     15,755       10,687         9,012        200,000        10,529         8,854        200,000
     7                     18,859       12,563        11,037        200,000        12,376        10,849        200,000
     8                     22,119       14,449        13,070        200,000        14,231        12,852        200,000
     9                     25,541       16,368        15,137        200,000        16,118        14,887        200,000
     10                    29,134       18,300        17,216        200,000        18,017        16,934        200,000
     15                    49,982       27,780        27,583        200,000        27,312        27,115        200,000
     20                    76,591       36,656        36,656        200,000        35,247        35,247        200,000
     25                   110,550       48,535        48,535        200,000        39,423        39,423        200,000
     30                   153,892       60,141        60,141        200,000        34,673        34,673        200,000
     35                   209,209       70,060        70,060        200,000         8,951         8,951        200,000
     40                   279,809       73,913        73,913        200,000             0             0              0
     45                   369,913       63,450        63,450        200,000             0             0              0
     50                   484,913       10,085        10,085        200,000             0             0              0
     55                   631,684            0             0              0             0             0              0
     60                   819,006            0             0              0             0             0              0



1. ASSUMES A $2,206 PREMIUM IS PAID AT THE BEGINNING OF EACH POLICY YEAR. VALUES WOULD BE DIFFERENT IF PREMIUMS ARE PAID WITH A DIFFERENT FREQUENCY OR IN DIFFERENT AMOUNTS.

2. ASSUMES THAT NO POLICY LOANS OR WITHDRAWALS HAVE BEEN MADE. ZERO VALUES INDICATE LAPSE IN THE ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUND SERIES. THE POLICY FUND, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR THE INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY MIDLAND, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

              MIDLAND NATIONAL LIFE INSURANCE COMPANY - ADVISOR VUL
                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION 1                                                                                  ASSUMED HYPOTHETICAL GROSS
MALE STANDARD NON-SMOKER ISSUE AGE 40                                                                   ANNUAL RATE OF RETURN: 12%
$200,000 INITIAL SPECIFIED AMOUNT                                                                ASSUMED ANNUAL PREMIUM(1): $2,206


                                Assuming Current Costs                              Assuming Guaranteed Costs
                        Premiums
                  Accumulated at                       Cash                                         Cash
   End of        5% Interest Per                  Surrender                                    Surrender

    Year                    Year  Policy Fund         Value  Death Benefit     Policy Fund         Value  Death Benefit
     1                     2,316        1,820             0        200,000           1,795             0        200,000
     2                     4,748        3,796         1,826        200,000           3,744         1,774        200,000
     3                     7,302        5,921         3,951        200,000           5,839         3,869        200,000
     4                     9,984        8,210         6,339        200,000           8,096         6,224        200,000
     5                    12,799       10,681         8,908        200,000          10,531         8,758        200,000
     6                    15,755       13,355        11,680        200,000          13,166        11,491        200,000
     7                    18,859       16,251        14,724        200,000          16,020        14,493        200,000
     8                    22,119       19,372        17,993        200,000          19,094        17,715        200,000
     9                    25,541       22,765        21,534        200,000          22,437        21,205        200,000
     10                   29,134       26,438        25,355        200,000          26,054        24,970        200,000
     15                   49,982       49,781        49,584        200,000          49,023        48,826        200,000
     20                   76,591       85,355        85,355        200,000          83,419        83,419        200,000
     25                  110,550      151,177       151,177        200,000         137,185       137,185        200,000
     30                  153,892      263,727       263,727        305,923         225,417       225,417        261,484
     35                  209,209      450,567       450,567        482,107         363,653       363,653        389,109
     40                  279,809      762,279       762,279        800,393         581,158       581,158        610,216
     45                  369,913    1,273,251     1,273,251      1,336,913         909,788       909,788        955,277
     50                  484,913    2,098,868     2,098,868      2,203,811       1,390,994     1,390,994      1,460,544
     55                  631,684    3,451,029     3,451,029      3,485,539       2,135,754     2,135,754      2,157,112
     60                  819,006    5,798,226     5,798,226      5,798,226       3,411,579     3,411,579      3,411,579



1. ASSUMES A $2,206 PREMIUM IS PAID AT THE BEGINNING OF EACH POLICY YEAR. VALUES WOULD BE DIFFERENT IF PREMIUMS ARE PAID WITH A DIFFERENT FREQUENCY OR IN DIFFERENT AMOUNTS.

2. ASSUMES THAT NO POLICY LOANS OR WITHDRAWALS HAVE BEEN MADE. ZERO VALUES INDICATE LAPSE IN THE ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUND SERIES. THE POLICY FUND, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR THE INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY MIDLAND, THE SEPARATE ACCOUNT, OR THE FUND THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   DEFINITIONS

Accumulation Unit means the units credited to each investment division in the Separate Account.


Age means the age of the Insured person on his/her last birthday preceding the policy date.

Attained Age means the age of the Insured person on his/her birthday preceding a policy anniversary date.

Beneficiary means the person or persons to whom the policy's death benefit is paid when the Insured dies.

Business Day means any day the New York Stock Exchange is open for regular trading.


Cash Surrender Value means the policy fund on the date of surrender, less any surrender charge.


Death Benefit means the amount payable under Your policy when the Insured person dies.

Evidence of Insurability means evidence, satisfactory to Us, that the Insured person is insurable and meets Our underwriting standards.


Executive Office means where You write to Us to pay premiums or take other action, such as transfers between investment divisions, changes in specified amount, or other such action regarding Your policy. The address is:

                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193


You may also reach Use at Our Executive Office by calling Us toll-free at (800) 272-1642 or faxing Us at (605) 335-3621.

Face Amount means the amount stated on the face of Your policy that will be paid either upon the death of the Insured or the policy maturity, whichever date is earliest.


Full Loan Value means the net cash surrender value minus any loan interest that will accrue till the next policy anniversary.

Funds mean the investment companies, commonly called mutual funds, that are available for investment by Separate Account A on the policy date or as later changed by Us.


Inforce means the Insured person's life remains Insured under the terms of the policy.


Investment Division means a division of Separate Account A which invests exclusively in the shares of a specified portfolio of the fund.

Modified Endowment Contract ("MEC") is a policy where premiums are paid more rapidly than the rate defined by a 7-pay test.

Monthly Anniversary means the day of each month that has the same numerical date as the policy date.

Net Cash Surrender Value means the cash surrender value less any outstanding policy debt.

Net Premium means the premium paid less any percentage premium expenses.

No Lapse Guarantee Period: The amount of time this policy is guaranteed to remain inforce if the sum of the premiums paid, less any policy debt and withdrawals, is equal to or greater than the no lapse minimum premium requirement.

Policy Anniversary: The same month and day of the policy date in each year following the policy date.

Policy Date means the date insurance coverage is effective and from which policy anniversaries and policy years are determined.

Policy Debt means the total loan on the policy on that date plus the interest that has accrued but has not been paid as of that date.

Policy Fund means the sum of monies in Our Separate Account A attributable to Your inforce policy plus any monies in Our General Account for Your policy.

Policy Month means a month that starts on a monthly anniversary and ends on the following monthly anniversary.

Policy Year means a year that starts on the policy date or on each anniversary thereafter.

Record Date means the date the policy is recorded on Our books as an inforce policy.

Separate Account means Our Separate Account A which receives and invests Your net premiums under the policy.


Specified Amount means the face amount of the policy. The term "specified amount" used in Your policy has the same meaning as the term "face amount" used in this prospectus.


Surrender Charge means a charge made only upon surrender of the policy.

The Statement of Additional Information (SAI) can provide You with more detailed information about Midland National Life Insurance Company and the Midland National Life Separate Account A, including more information about distribution expenses, commissions, and compensation than is contained in this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. A free copy of the SAI can be obtained by calling (800) 272-1642 or by contacting Your registered representative. We will send You a copy of the SAI within 3 business days of Your request.


Personalized illustrations of death benefits, cash surrender values, and cash values are also available free of charge upon request. You can obtain a personalized illustration or make other policy inquiries by contacting Our Executive Office at:

                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193
                                 (800) 272-1642


Information about Midland National Life Insurance Company can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the SEC at 202-942-8090. Reports and other information about Midland National Life Insurance Company are also available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102



SEC File No. 811-05271

                   STATEMENT OF ADDITIONAL INFORMATION FOR THE

                         ADVISOR VARIABLE UNIVERSAL LIFE

                     Flexible Premium Universal Life Policy


                                   Issued By:

                     MIDLAND NATIONAL LIFE INSURANCE COMPANY
             (through the Midland National Life Separate Account A)




This Statement of Additional Information ("SAI") expands upon subjects discussed in the current prospectus for the Advisor Variable Universal Life Insurance Policy ("policy") offered by Midland National Life Insurance Company. You may obtain a free copy of the prospectus dated May 1, 2004, by contacting Us at Our Executive Office at:




                     Midland National Life Insurance Company
                                One Midland Plaza

                              Sioux Falls, SD 57193
                              Phone: (800) 272-1642
                               Fax: (605) 335-3621




Terms used in the current prospectus for the policy are incorporated in this statement.






This statement of additional information is not a prospectus and should be read only in conjunction with the prospectus for this policy and the prospectuses for the 37 portfolios currently available in the policy.











                                Dated May 1, 2004

                                Table of Contents



THE POLICY.....................................................................3

      Policyowner..............................................................3
      Death Benefit............................................................3
      Payment Options..........................................................7
      Premium Limitations......................................................7

ABOUT US.......................................................................7

      Midland National Life Insurance Company..................................7
      Our Separate Account A...................................................7
      Our Reports To Policyowners..............................................8
      Dividends................................................................8
      Distribution Of The Policies.............................................8
      Regulation...............................................................9
      Discount For Employees Of Sammons Enterprises, Inc.......................9
      Legal Matters...........................................................10
      Financial Matters.......................................................10
      Additional Information..................................................10

PERFORMANCE...................................................................10

      Historical Annualized Returns...........................................10
      Historical Cumulative Returns...........................................13

ILLUSTRATIONS.................................................................15

FINANCIAL STATEMENTS..........................................................15

                                   THE POLICY

The entire contract is made up of the policy, including any supplemental benefit, schedules, the signed written application for the policy, and any attached supplemental written application(s). We assume that each statement made in the written application is made to the best of the knowledge and belief of the person(s) who made them and, in the absence of fraud, those statements are deeded to be representations and not warranties. We cannot use any statement to deny a claim or to void the policy unless it is contained in a written application that is made part of the policy by attachment or insertion.

Policyowner
The policyowner is the insured unless another individual has been named in the application. As policyowner, You are entitled to exercise all rights under Your policy while the insured is alive. Without any beneficiary consent You can:

     1.   Transfer ownership of Your policy by absolute assignment;

     2.   Designate, change or revoke a contingent owner; or

     3.   Change any revocable beneficiary during the insured's lifetime.

With each irrevocable beneficiary's consent, You may:

     1.   Change the irrevocable beneficiary during the insured's lifetime;

     2. Receive any benefit, exercise any right, and use any privilege granted by Your policy allowed by Us; or

     3.   Agree with Us to any change or amendment of Your policy.

If You die while the insured is alive, the contingent owner, if any, will become the owner. If there is no contingent owner, ownership will pass to Your estate.

Death Benefit

As long as the policy is still inforce, We will pay the death benefit to the beneficiary when the insured dies. Federal tax law may require a greater death benefit than the one provided for in Your policy. This benefit is a percentage multiple of Your policy fund. This percentage declines as the insured person gets older (this is referred to as the "corridor" percentage). The minimum death benefit will be Your policy fund on the day the insured person dies multiplied by the percentage for his or her age. For this purpose, age is the attained age (last birthday) at the beginning of the policy year of the insured person's death. Below is a table of corridor percentages and some examples of how they work.

                                             Table of Corridor Percentages
                                                  Based on Policy Fund

  If the Insured        The Death Benefit Will Be At       If the Insured     The Death Benefit Will Be At Least
   Person's Age        Least Equal To This Percent Of       Person's Age         Equal To This Percent Of The
     Is This                  The Policy Fund                 Is This                     Policy Fund
       0-40                         250%                         60                          130%
        41                          243%                         61                          128%
        42                          236%                         62                          126%
        43                          229%                         63                          124%
        44                          222%                         64                          122%
        45                          215%                         65                          120%
        46                          209%                         66                          119%
        47                          203%                         67                          118%
        48                          197%                         68                          117%
        49                          191%                         69                          116%
        50                          185%                         70                          115%
        51                          178%                         71                          113%
        52                          171%                         72                          111%
        53                          164%                         73                          109%
        54                          157%                         74                          107%
        55                          150%                       75-90                         105%
        56                          146%                         91                          104%
        57                          142%                         92                          103%
        58                          138%                         93                          102%
        59                          134%                         94                          101%
                                                               95-99                         100%


sThese percentages are based on federal income tax law which requires a minimum death benefit, in relation to policy fund, for Your policy to qualify as life insurance.

For example, assume the insured person is 55 years old and the face amount is $100,000. The "corridor percentage" at that age is 150%. Under option 1, the death benefit will generally be $100,000. However, when the policy fund is greater than $66,666,67, the corridor percentage applies and the death benefit will be greater than $100,000 (since 150% of $66,666.67 equals $100,000). In this case, at age 55, We multiply the policy fund by a factor of 150%. So if the policy fund were $70,000, then the death benefit would be $105,000.

Under option 2, the death benefit is the face amount plus the policy fund. In this example, if a 55 year-old had a face amount of $100,000 and a policy fund of $200,000, then the death benefit would be $300,000. This figure results from either: (a) adding the face amount to the policy fund or (b) multiplying the policy fund by the corridor percentage. For all policy funds higher than this level, the corridor percentage would apply. Therefore, for every $1.00 added to the policy fund above $200,000, the death benefit would increase by $1.50 (at that age).

Payment Options
You may choose for policy benefits and other payments (such as the net cash surrender value or death benefit) to be paid immediately in one lump sum or in another form of payment. Payments under these options are not affected by the investment performance of any investment division. Instead, interest accrues pursuant to the option chosen. If You do not arrange for a specific form of payment before the insured person dies, then the beneficiary will have this choice. However, if You do make an arrangement with Us for how the money will be paid, then the beneficiary cannot change Your choice. Payment options will also be subject to Our rules at the time of selection.

Premium Limitations
Federal law limits the premiums that can be paid if this policy is to qualify as life insurance for tax purposes. We will not accept a premium that would cause this limit to be exceeded. If We accept such a premium in error, We will refund it as soon as the error is discovered.

If a policy change is executed that causes this policy to exceed the maximum premium limits allowed by federal law, We will refund the excess premium when the total premiums paid exceed the federal limits.

We will accept any premium needed to keep this policy in force.

                                    ABOUT US

Midland National Life Insurance Company

We are Midland National Life Insurance Company, a stock life insurance company. We were organized, in 1906, in South Dakota, as a mutual life insurance company at that time named "The Dakota Mutual Life Insurance Company". We were reincorporated as a stock life insurance company in 1909. Our name, "Midland National Life Insurance Company", was adopted in 1925. We redomesticated to Iowa in 1999. We are licensed to do business in 49 states, the District of Columbia, and Puerto Rico.


Midland National is a subsidiary of Sammons Enterprises, Inc., Dallas, Texas. Sammons has controlling or substantial stock interests in a large number of other companies engaged in the areas of insurance, corporate services, and industrial distribution.

Our Separate Account A

The "Separate Account" is Our Separate Account A, established under the insurance laws of the State of Iowa. It is a unit investment trust registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 but this registration does not involve any SEC supervision of its management or investment policies. The Separate Account meets the definition of a "Separate Account" under the federal securities laws. Income, gains and losses credited to, or charged against, the Separate Account reflects the investment experience of the Separate Account and not the investment experience of Midland National's other assets. The assets of the Separate Account may not be used to pay any of Our other liabilities. We are obligated to pay all amounts guaranteed under the policy.


The Separate Account has a number of investment divisions, each of which invests in the shares of a corresponding portfolio of the funds. You may allocate part or all of Your net premiums in up to ten of the thirty-seven investment divisions of Our Separate Account at any one time.

Our Reports To Policyowners

Shortly after the end of the third, sixth, ninth, and twelfth policy months of each policy year, We will send You reports that show:


     o      the current death benefit for Your policy,
     o      Your policy fund,
     o      information about investment divisions,
     o      the cash surrender value of Your policy,
     o      the amount of Your outstanding policy loans,
     o      the amount of any interest that You owe on the loan, and
     o      information about the current loan interest rate.


The annual report will show any transactions involving Your policy fund that occurred during the policy year. Transactions include Your premium allocations, Our deductions, and Your transfer or withdrawals. The annual or other periodic statements provide confirmations of certain regular, periodic items (such as monthly deductions and premium payments by Civil Service Allotment or automatic checking account deductions). Confirmations will be sent to You for transfers of amounts between investment divisions and certain other policy transactions.


Our report also contains information that is required by the insurance supervisory official in the jurisdiction in which this insurance policy is delivered.

We will send You semi-annual reports with financial information on the funds, including a list of the investments held by each portfolio.

Dividends
We do not pay any dividends on these policies.

Distribution Of The Policies

The policies are offered to the public on a continuous basis. We anticipate continuing to offer the policies, but reserve the right to discontinue the offering.

Sammons Securities Company, LLC ("Sammons Securities Company") serves as principal underwriter for the policies. Sammons Securities Company is a Delaware limited liability company and is its home office is located at 4261 Park Road, Ann Arbor, Michigan 48103. Sammons Securities Company is an indirect, wholly-owned subsidiary of Sammons Enterprises, Inc. of Dallas, Texas which in turn is the ultimate parent company Midland National Life Insurance Company. Sammons Securities Company is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of NASD, Inc. Sammons Securities is also a member of the Sammons Financial Group. Sammons Securities Company offers the policies through its registered representatives. Sammons Securities Company is a member of the Securities Investor Protection Corporation. Sammons Securities Company also may enter into selling agreements with other broker-dealers ("selling firms") and compensate them for their services. Registered representatives are appointed as Our insurance agents.

Sammons Securities Company received sales compensation with respect to these policies and other variable life policies not included in this registration statement under the Midland National Life Separate Account A in the following amounts during the years indicated:

---------------------- ----------------------------------------------- -----------------------------------------------------

                       Aggregate Amount of Commissions Paid to
                       Sammons Securities Company Registered
                       Representatives Licensed with Midland           Aggregate Amount of Underwriting Fee paid to
Fiscal year            National *                                      Sammons Securities Company*

---------------------- ----------------------------------------------- -----------------------------------------------------

2003                   $0                                              $0

---------------------- ----------------------------------------------- -----------------------------------------------------

* Includes total sales compensation paid to registered persons of Sammons Securities Company and an underwriting fee of 1.25% of first-year commissions paid to Sammons Securities Company for all of Midland Nationals variable universal life insurance policies under Separate Account A.

Sammons Securities Company passes through commissions it receives to selling firms for their sales and does not retain any portion of it in return for its services as distributor for the policies. However, under the distribution agreement with Sammons Securities Company, We pay the following sales expenses:

     o    sales representative training allowances,

     o    deferred compensation and insurance benefits,

     o    advertising expenses, and

     o    all other expenses of distributing the policies.

We and/or Sammons Securities Company may pay certain selling firms additional amounts for

     o "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to their sales representatives;

     o    sales promotions relating to the policies;

     o costs associated with sales conferences and educational seminars for their sales representatives; and

     o    other sales expenses incurred by them.

We and/or the Distributor may make bonus payments to certain selling firms based on aggregate sales or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.


Pending regulatory approvals, We intend to distribute the policies in all states, except New York, and in certain possessions and territories.

Regulation
We are regulated and supervised by the Iowa Insurance Department. We are subject to the insurance laws and regulations in every jurisdiction where We sell policies. This policy has been filed with and approved by insurance officials in those states. The provisions of this policy may vary somewhat from jurisdiction to jurisdiction.

We submit annual reports on Our operations and finances to insurance officials in all the jurisdictions where We sell policies. The officials are responsible for reviewing Our reports to be sure that We are financially sound and are complying with the applicable laws and regulations.

We are also subject to various federal securities laws and regulations.

Discount For Employees Of Sammons Enterprises, Inc.

Employees of Sammons Enterprises, Inc. may receive a discount of up to 25% of first year premiums. Midland National is a subsidiary of Sammons Enterprises, Inc., and additional premium payments contributed solely by Us will be paid into the employee's policy during the first year. All other policy provisions will apply.


Legal Matters
The law firm of Sutherland Asbill & Brennan LLP, Washington, DC, has provided certain legal advice relating to the federal securities laws. We are not currently involved in any material legal proceedings.

Financial Matters

The financial statements of Midland National Life Separate Account A and Midland National Life Insurance Company, included in this SAI, have been audited by PricewaterhouseCoopers LLP, independent auditors, for the periods indicated in their report which appears in this SAI. The address for PricewaterhouseCoopers LLP is IBM Park Building, Suite 1300, 650 Third Avenue South, Minneapolis, Minnesota 55402-4333. The financial statements have been included in reliance upon reports given upon the authority of the firm as experts in accounting and auditing.


Additional Information

We have filed a Registration Statement relating to the Separate Account and the variable life insurance policy described in this SAI with the SEC. The Registration Statement, which is required by the Securities Act of 1933, includes additional information that is not required in this SAI under the rules and regulations of the SEC. If You would like additional information, then You may obtain it from the SEC's main office in Washington, DC. You will have to pay a fee for the material.


                                   PERFORMANCE

Performance information for the investment divisions may appear in reports and advertising to current and prospective owners. We base the performance information on the investment experience of the investment division and the funds. The information does not indicate or represent future performance.
Total return quotations reflect changes in funds' share prices, the automatic reinvestment by the Separate Account of all distributions and the deduction of the 1.40% mortality and expense risk charge. The quotations will not reflect deductions from premiums (any per premium expense charge), the monthly deduction from the policy fund (the expense charge, the cost of insurance charge, and any charges for additional benefits), the surrender charge, or other transaction charges. These fees and charges would have reduced the performance shown. Therefore, these returns do not show how actual investment performance will affect policy benefits. A cumulative total return reflects performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period. Average annual total returns tend to smooth out variations in an investment division's returns and are not the same as actual year-by-year results.


Midland National may advertise performance figures for the investment divisions based on the performance of a portfolio before the Separate Account commenced operations.


                                  ILLUSTRATIONS


Midland National may provide individual hypothetical illustrations of policy fund, cash surrender value, and death benefits based on the funds' historical investment returns. These illustrations will reflect the deduction of expenses in the funds and the deduction of policy charges, including the mortality and expense risk charge, the deductions from premiums, the monthly deduction from the policy fund and the surrender charge. The hypothetical illustrations are designed to show the performance that could have resulted if the policy had been in existence during the period illustrated and do not indicate what policy benefits will be in the future.


                              FINANCIAL STATEMENTS

The financial statements of Midland National Life Insurance Company included in this Statement of Additional Information should be distinguished from the financial statements of the Midland National Life Separate Account A and should be considered only as bearing upon the ability of Midland National Life Insurance Company to meet its obligations under the policies. They should not be considered as bearing upon the investment performance of the assets held in the Separate Account.

                        ADVANCED VARIABLE UNIVERSAL LIFE

                Flexible Premium Universal Life Insurance Policy

                                   Issued By:

                     Midland National Life Insurance Company
                    One Midland Plaza o Sioux Falls, SD 57193
        (605) 335-5700 (telephone) o (800) 872-1642 (toll-free telephone)
               (605) 373-8557 (facsimile for transaction requests)
            o (605) 335-3621 (facsimile for administrative requests)
              through the Midland National Life Separate Account A


Advanced Variable Universal Life (the "policy") provides a life insurance policy issued by Midland National Life Insurance Company. The policy:


     o provides insurance coverage with flexibility in death benefits and premiums;

     o pays a death benefit if the insured person dies while the policy is still inforce;

     o can provide substantial policy fund build-up on a tax-deferred basis. However, there is no guaranteed policy fund for amounts You allocate to the investment divisions. You bear the risk of poor investment performance for those amounts.

     o lets You borrow against Your policy, withdraw part of the net cash surrender value, or completely surrender Your policy. There may be tax consequences to these transactions. Loans and withdrawals affect the policy fund, and may affect the death benefit.

After the first premium, You may decide how much Your premiums will be and how often You wish to pay them within limits. You may also increase or decrease the amount of insurance protection, within limits.

Depending on the amount of premiums paid, this may or may not be a Modified Endowment Contract ("MEC"). If it is a MEC, then loans and withdrawals may have more adverse tax consequences.

You have a limited right to examine Your policy and return it to Us for a refund.
You may allocate Your policy fund to Our General Account and up to ten investment divisions. Each division invests in a specified mutual fund portfolio. The mutual fund portfolios are part of the following series funds or trusts:


     1.        Alger American Fund,
     2.        American Century Variable Portfolios, Inc.,
     3.        Fidelity's Variable Insurance Products Fund,
     4.        INVESCO Variable Investment Funds, Inc.,
     5.        Lord Abbett Series Fund, Inc.,
     6.        MFS(R)Variable Insurance Trusts,
     8.        PIMCO Variable Insurance Trust, and
     9.        Van Eck Worldwide Insurance Trust


You can choose among the thirty-seven investment divisions listed on the following page.

Your policy fund in the investment divisions will increase or decrease based on investment performance. You bear this risk. You could lose the amount You invest and lose Your insurance coverage due to poor investment performance. No one insures or guarantees any of these investments. Separate prospectuses describe the investment objectives, policies and risks of the portfolios.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                   May 1, 2004

                     SEPARATE ACCOUNT INVESTMENT PORTFOLIOS



Alger American Growth Portfolio                                 Fidelity VIP Investment Grade Bond Portfolio

Alger American Leveraged AllCap Portfolio                       Fidelity VIP MidCap Portfolio

Alger American Mid-Cap Growth Portfolio                         Fidelity VIP Money Market Portfolio

Alger American Small Capitalization Portfolio                   Fidelity VIP Overseas Portfolio

American Century VP Balanced Portfolio                          INVESCO VIF-Financial Services Fund

American Century VP Capital Appreciation Portfolio              INVESCO VIF-Health Sciences Fund

American Century VP Income & Growth Portfolio                   Lord Abbett Series Fund, Inc. Growth & Income Portfolio

American Century VP International Portfolio                     Lord Abbett Series Fund, Inc. International Portfolio

American Century VP Value Portfolio                             Lord Abbett Series Fund, Inc. Mid-Cap Value Portfolio

Fidelity VIP Asset Manager Portfolio                            MFS VIT Emerging Growth Series

Fidelity VIP Asset Manager: Growth Portfolio                    MFS VIT Investors Trust Series

Fidelity VIP Balanced Portfolio                                 MFS VIT New Discovery Series

Fidelity VIP Contrafund(R)Portfolio                              MFS VIT Research Series

Fidelity VIP Equity-Income Portfolio                            PIMCO VIT High Yield Portfolio

Fidelity VIP Growth & Income Portfolio                          PIMCO VIT Low Duration Portfolio

Fidelity VIP Growth Opportunities Portfolio                     PIMCO VIT Real Return Portfolio

Fidelity VIP Growth Portfolio                                   PIMCO VIT Total Return Portfolio

Fidelity VIP High Income Portfolio                              Van Eck Worldwide Hard Assets Fund

Fidelity VIP Index 500 Portfolio



This prospectus generally describes only the variable portion of the policy, except where the General Account is specifically mentioned.

Buying this policy might not be a good way of replacing Your existing insurance or adding more insurance if You already own a flexible premium variable life insurance policy.

You should read this prospectus carefully and keep it for future reference. You should also have and read the current prospectuses for the funds.

                                Table of Contents


POLICY BENEFITS / RISKS SUMMARY............................................................................................10
      POLICY BENEFITS......................................................................................................10
            Death Benefits.................................................................................................10
            Flexible Premium Payments......................................................................................10
            No Lapse Guarantee Premium.....................................................................................11
            Benefits of the Policy Fund....................................................................................11
            Tax Benefits...................................................................................................11
            Policy Illustrations...........................................................................................12
            Additional Benefits............................................................................................12
            Your Right to Examine This Policy..............................................................................12
      POLICY RISKS.........................................................................................................12
            Investment Risk................................................................................................12
            Surrender Charge Risk..........................................................................................13
            Withdrawing Money..............................................................................................13
            Risk of Lapse..................................................................................................13
            Tax Risks......................................................................................................14
            Risk of Increases in Charges...................................................................................14
            Portfolio Risks................................................................................................14
            Effects of Market Timing.......................................................................................15
FEE TABLE..................................................................................................................15
SUMMARY OF ADVANCED VARIABLE UNIVERSAL LIFE................................................................................19
      DEATH BENEFIT OPTIONS................................................................................................19
      FLEXIBLE PREMIUM PAYMENTS............................................................................................20
      INVESTMENT CHOICES...................................................................................................20
      YOUR POLICY FUND.....................................................................................................21
            Transfers......................................................................................................22
            Policy Loans...................................................................................................22
            Withdrawing Money..............................................................................................22
            Surrendering Your Policy.......................................................................................23
      DEDUCTIONS AND CHARGES...............................................................................................23
            Deductions From Your Premiums..................................................................................23
            Deductions From Your Policy Fund...............................................................................23
            Surrender Charge...............................................................................................24
      Additional INFORMATION ABOUT THE POLICIES............................................................................24
            Your Policy Can Lapse..........................................................................................24
            Correspondence and Inquiries...................................................................................25
            State Variations...............................................................................................25
            Tax-Free "Section 1035" Exchanges..............................................................................25
DETAILED INFORMATION ABOUT ADVANCED VARIABLE UNIVERSAL LIFE................................................................26
      INSURANCE FEATURES...................................................................................................26
            How the Policies Differ From Whole Life Insurance..............................................................26
            Application for Insurance......................................................................................26
            Death Benefit..................................................................................................26
            Notice and Proof of Death......................................................................................27
            Payment of Death Benefits......................................................................................27
            Maturity Benefit...............................................................................................27
            Changes In Advanced Variable Universal Life....................................................................28
            Changing The Face Amount of Insurance..........................................................................28
            Changing Your Death Benefit Option.............................................................................29
            When Policy Changes Go Into Effect.............................................................................29
            Flexible Premium Payments......................................................................................29
            Allocation of Premiums.........................................................................................31
            Additional Benefits............................................................................................31
            Extended Maturity Option.......................................................................................34
      SEPARATE ACCOUNT INVESTMENT CHOICES..................................................................................34
            Our Separate Account And Its Investment Divisions..............................................................34
            The Funds......................................................................................................35
            Investment Policies Of The Portfolios..........................................................................35
            Charges In The Funds...........................................................................................42
      USING YOUR POLICY FUND...............................................................................................42
            The Policy Fund................................................................................................42
            Amounts In Our Separate Account................................................................................43
            How We Determine The Accumulation Unit Value...................................................................43
            Policy Fund Transactions.......................................................................................44
            Transfers Of Policy Fund.......................................................................................44
            Transfer Limitations...........................................................................................45
            Dollar Cost Averaging..........................................................................................47
            Portfolio Rebalancing..........................................................................................48
            Policy Loans...................................................................................................48
            Withdrawing Money From Your Policy Fund........................................................................50
            Surrendering Your Policy.......................................................................................51
THE GENERAL ACCOUNT........................................................................................................51
      DEDUCTIONS AND CHARGES...............................................................................................52
            Deductions From Your Premiums..................................................................................52
            Charges Against The Separate Account...........................................................................52
            Monthly Deductions From Your Policy Fund.......................................................................53
            Transaction Charges............................................................................................55
            How Policy Fund Charges Are Allocated..........................................................................55
            Loan Charge....................................................................................................55
            Surrender Charge...............................................................................................55
            Portfolio Expenses.............................................................................................57
TAX EFFECTS................................................................................................................57
      INTRODUCTION.........................................................................................................57
      TAX STATUS OF THE POLICY.............................................................................................57
      TAX TREATMENT OF POLICY BENEFITS.....................................................................................58
            In General.....................................................................................................58
            Modified Endowment Contracts...................................................................................58
            Distributions Other Than Death Benefits from Modified Endowment Contracts......................................59
            Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts................59
            Investment in the Policy.......................................................................................60
            Policy Loans...................................................................................................60
            Withholding....................................................................................................60
            Multiple Policies..............................................................................................60
            Continuation of Policy Beyond Age 100..........................................................................60
            Living Needs Rider.............................................................................................60
            Business Uses of Policy........................................................................................60
            Split-Dollar Arrangements......................................................................................61
            Tax Shelter Regulations........................................................................................61
            Alternative Minimum Tax........................................................................................61
            Other Tax Considerations.......................................................................................61
            Possible Tax Law Changes.......................................................................................61
            Our Income Taxes...............................................................................................61
ADDITIONAL INFORMATION ABOUT THE POLICIES..................................................................................62
      YOUR RIGHT TO EXAMINE THIS POLICY....................................................................................62
      YOUR POLICY CAN LAPSE................................................................................................62
      YOU MAY REINSTATE YOUR POLICY........................................................................................63
      POLICY PERIODS AND ANNIVERSARIES.....................................................................................63
      MATURITY DATE........................................................................................................63
      WE OWN THE ASSETS OF OUR SEPARATE ACCOUNT............................................................................64
      CHANGING THE SEPARATE ACCOUNT........................................................................................64
      LIMITS ON OUR RIGHT TO CHALLENGE THE POLICY..........................................................................65
      YOUR PAYMENT OPTIONS.................................................................................................65
            Lump Sum Payments..............................................................................................65
            Optional Payment Methods.......................................................................................66
      YOUR BENEFICIARY.....................................................................................................67
      ASSIGNING YOUR POLICY................................................................................................67
      WHEN WE PAY PROCEEDS FROM THIS POLICY................................................................................67
      CHANGE OF ADDRESS NOTIFICATION.......................................................................................68
      YOUR VOTING RIGHTS AS AN OWNER.......................................................................................68
      DISTRIBUTION OF THE POLICIES.........................................................................................69
      LEGAL PROCEEDINGS....................................................................................................71
      FINANCIAL STATEMENTS.................................................................................................71
ILLUSTRATIONS..............................................................................................................71
DEFINITIONS................................................................................................................78


                         POLICY BENEFITS / RISKS SUMMARY


In this prospectus "We", "Our", "Us", "Midland National", and "Company" mean Midland National Life Insurance Company. "You" and "Your" mean the owner of the policy. We refer to the person who is covered by the policy as the "Insured" or "Insured Person", because the insured person and the owner may not be the same.


There is a list of definitions at the end of this prospectus, explaining many words and phrases used here and in the actual insurance policy.


This summary describes the policy's important risks and benefits. The detailed information appearing later in this prospectus further explains the following Policy Benefits/Risks Summary. This summary must be read along with that detailed information. Unless otherwise indicated, the description of the policy in this prospectus assumes that the policy is inforce and that there is no outstanding policy loan.


POLICY BENEFITS

Death Benefits
Advanced Variable Universal Life is life insurance on the insured person. If the policy is inforce We will pay a death benefit when the insured person dies. You can choose between two death benefit options:

     o Option 1: death benefit equals the face amount ("Specified Amount") of the insurance policy. This is sometimes called a "level" death benefit.

     o Option 2: death benefit equals the face amount plus the policy fund. This is sometimes called a "variable" death benefit.


The death benefit may be even greater in some circumstances. See "Death Benefit" on page 26.


We deduct any outstanding loans and unpaid charges before paying any benefits. The beneficiary can take the death benefit in a lump sum or under a variety of payment plans.

You may change the death benefit option You have chosen. You may also increase or decrease the face amount of Your policy, within certain limits.

Flexible Premium Payments

You may pay premiums whenever and in whatever amount You want, within certain limits. We require an initial premium at issue which is at least equal to one month's no lapse guarantee premium. The no lapse guarantee premium is based on the policy's face amount and the insured person's age, sex and underwriting class. We are not required to accept any premium or a premium payment of less than $50.00; however, under Midland National's current Company practice, if paid by monthly bank draft, We will accept a payment as low as $30.00. See "Flexible Premium Payments" on page 29.


No Lapse Guarantee Premium
During the no lapse guarantee period, Your policy will remain inforce as long as You meet the applicable no lapse guarantee premium requirements.

Benefits of the Policy Fund

     o Withdrawing Money from Your Policy Fund. You may make a partial withdrawal from Your policy fund. The current minimum withdrawal amount is $200. The maximum partial withdrawal You can make is 50% of Your net cash surrender value (the policy fund minus any surrender charge and minus any policy debt). See "Withdrawing Money From Your Policy Fund" on page 50. There may be tax consequences for making a partial withdrawal.

     o Surrendering Your Policy. You can surrender Your policy for cash and then We will pay You the net cash surrender value. The net cash surrender value is the policy fund minus any surrender charge minus any policy debts. . Policy loan interest is not tax deductible on policies owned by an individual. There may be tax consequences for surrendering Your policy. See "Surrendering Your Policy"

     o Policy Loans. You may borrow up to 92% of Your cash surrender value (the policy fund less the surrender charge) minus any policy debt. Your policy will be the sole security for the loan. Your policy states a minimum loan amount, usually $200. See "Policy Loans" on page 48. Policy loan interest is not tax deductible on policies owned by an individual. There may be federal tax consequences for taking a policy loan. See "TAX EFFECTS" on page 57.

     o Transfers of Policy Fund. You may transfer Your policy fund among the investment divisions and between the General Account and the various investment divisions. Currently, We allow an unlimited number of free transfers. We reserve the right to charge a $25 fee for each transfer after the 12th transfer in a policy year. We reserve the right to eliminate and/or severely restrict the transfer privilege in any manner We deem appropriate for some, all or specific policy owners. There are additional limitations on transfers to and from the General Account. See "Transfers Of Policy Fund" on page 44.

     o Dollar Cost Averaging ("DCA"). The DCA program enables You to make scheduled monthly transfers of a predetermined dollar amount from the DCA source account (any investment division or the General Account) into one or more of the investment divisions. The minimum monthly amount to be transferred using DCA is $200. See "Dollar Cost Averaging" on page 47.

     o Portfolio Rebalancing. The Portfolio Rebalancing Option allows policy owners, who are not participating in a DCA program, to have Us automatically reset the percentage of policy fund allocated to each investment division to a pre-set level. At each policy anniversary, We will transfer amounts needed to "balance" the policy fund to the specified percentages selected by You. See "Portfolio Rebalancing" on page 48.


Tax Benefits

We intend for the policy to satisfy the definition of life insurance under the definition of life insurance under the Internal Revenue Code. Therefore, the death benefit generally should be excludable from the gross income of its recipient. Similarly, You should not be deemed to be in constructive receipt of the policy value (the policy fund), and therefore should not be taxed on increases in the policy fund until You take out a loan or withdrawal, surrender the policy, or We pay the maturity benefit. In addition, transfers of policy fund (among the investment divisions and between the General Account and the various investment divisions) are not taxable transactions.

Policy Illustrations

There are sample illustrations at the end of this prospectus showing policy fund values, cash surrender values, and death benefits for a hypothetical insured based on certain assumptions. You should receive a personalized illustration that reflects Your particular circumstances. These hypothetical illustrations should help You to:

     o understand the long-term effects of different levels of investment performance,

     o    understand the charges and deductions under the policy, and

     o    compare the policy to other life insurance policies.

The hypothetical illustrations also show the value of the annual premium accumulated at interest and demonstrate that the cash surrender values may be very low (compared to the premiums accumulated at interest) especially if You surrender the policy in the early policy years. Therefore, You should not purchase the policy as a short-term investment or if You do not need the insurance protection. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or policy fund values. Your actual policy fund, cash surrender value, and death benefit amount will be different than the amounts shown in the hypothetical illustrations.


Additional Benefits
Your policy may have one or more supplemental benefits that are options or attached by rider to the policy. Each benefit is subject to its own requirements as to eligibility and additional cost. The additional benefits that may be available to You are:


o   Disability Waiver Benefit Rider     o   Additional Insured Rider
o   Flexible Disability Benefit Rider   o   Guaranteed Insurability Rider
o   Accidental Death Benefit Rider      o   Living Needs Rider
o   Children's Insurance Rider          o   Extended Maturity Option
o   Family Life Insurance Rider         o   Automatic Benefit Increase Provision


Some of these benefits may have tax consequences and there are usually extra charges for them. Please consult Your tax advisor before selecting or exercising an additional benefit.

Your Right to Examine This Policy

For a limited period of time, as specified in Your policy, You have a right to examine and cancel the policy for any reason. See "Your Right To Examine this Policy" on page 62.


POLICY RISKS

Investment Risk

Your policy fund in the investment divisions will increase or decrease based on investment performance of the underlying portfolios. You bear this risk. During times of declining investment performance, the deduction of charges based on the net amount at risk could accelerate and further reduce Your policy fund in the investment divisions and the General Account. If You allocate premium to the General Account, then We credit Your policy fund with a declared rate of interest. You assume the risk that the interest rate on the General Account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3.5%. No one insures or guarantees any of the policy value in the investments divisions. Separate prospectuses describe the investment objectives, policies, and risks of the portfolios. You should purchase the policy only if You have the financial ability to keep it inforce for a substantial period of time. You should not purchase the policy if You intend to surrender all or part of the policy value in the near future.


This policy is not suitable as a short-term investment.

Surrender Charge Risk

If You surrender Your policy for its net cash surrender value or let Your policy lapse during the surrender charge period, prior to the 15th policy year after the date of issue or an increase in face amount, We will deduct a surrender charge. It is possible that You will receive no net cash surrender value, especially if You surrender Your policy in the first few policy years. See "Surrender Charge" on page 55.

Withdrawing Money
If You make a partial withdrawal, We will deduct a withdrawal charge if You make more than one withdrawal in any given policy year. The maximum partial withdrawal You can make in any policy year is 50% of the net cash surrender value. Taxes and a tax penalty may apply.


Risk of Lapse

Your policy can lapse if the net cash surrender value is not sufficient to pay the monthly deductions.

     o Planned Premium. You choose a planned periodic premium. But payment of the planned premiums may not ensure that Your policy will remain inforce. Additional premiums may be required to keep Your policy from lapsing. You need not pay premiums according to the planned schedule. Whether Your policy lapses or remains inforce can depend on the amount of Your policy fund (less any policy debt and surrender charge). The policy fund, in turn, depends on the investment performance of the investment divisions You select. (The policy fund also depends on the premiums You pay and the charges We deduct.) However, You can ensure that Your policy stays inforce during the no lapse guarantee period by paying premiums equal to those required to meet the accumulated no lapse guarantee premium requirements described in "Premium Provisions During The No Lapse Guarantee Period" on page 30. See "Flexible Premium Payments" on page 29.

          Nevertheless, the policy can lapse (1) during the no lapse guarantee period if You do not meet the no lapse guarantee premium requirements and (2) after the no lapse guarantee period no matter how much You pay in premiums, if the net cash surrender value is insufficient to pay the monthly deductions (subject to the grace period). See "Your Policy Can Lapse" on page 62. Taxes and tax penalty may apply.

     o Surrender Charge Period. If You allow Your policy to lapse during the surrender charge period, We may deduct a surrender charge.

     o Policy Loans. Your loan may affect whether Your policy remains inforce. Your policy may lapse because the loaned amount cannot be used to cover the monthly deductions that are taken . If Your loan lowers the value of Your policy fund to a point where the monthly deductions are greater than Your policy's net cash surrender value, then the policy's lapse provision may apply. For more details see "Policy Loans" on page 48.

     o Withdrawing Money If You make a partial withdrawal, We may deduct a withdrawal charge if You make more than one in any given policy year. The maximum partial withdrawal You can make in any policy year is 50% of the net cash surrender value. Taxes and a tax penalty may apply.


Tax Risks

In order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, We believe that a policy issued on a standard rate class basis should satisfy the applicable requirements. There is less guidance, however, with respect to policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements, particularly if You pay the full amount of premiums under the policy.

Depending on the total amount of premiums You pay, the policy may be treated as a modified endowment contract under federal tax laws. If a policy is treated as a modified endowment contract, then surrenders, withdrawals, and loans under the policy will be taxable as ordinary income to the extent there are earnings in the policy. In addition, a 10% penalty tax may be imposed on surrenders, withdrawals, and loans taken before You reach age 59 1/2. If the policy is not a modified endowment contract, then distributions generally will be treated first as a return of basis or investment in the policy and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a policy that is not a modified endowment contract are subject to the 10% penalty tax.

See "TAX EFFECTS" on page 57. You should consult a qualified tax advisor for assistance in all policy-related tax matters.

Risk of Increases in Charges

Certain fees and charges assessed against the policy are currently at levels below the guaranteed maximum levels. We may increase these fees and charges up to the guaranteed maximum level. If fees and charges are increased, the risk that the policy will lapse increases and You may have to increase the premiums to keep the policy inforce.


Portfolio Risks
A comprehensive discussion of the risks of each portfolio may be found in each portfolio's prospectus. Please refer to the portfolios' prospectuses for more information.

There is no assurance that any portfolio will achieve its stated investment objective.


                                    FEE TABLE


The following tables describe the fees and expenses that You will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that You will pay at the time You make premium payments, take cash withdrawals, surrender the policy, exercise certain riders or transfer policy funds between investment divisions.

-----------------------------------------------------------------------------------------------------------------------------------
                                                         Transaction Fees
-----------------------------------------------------------------------------------------------------------------------------------

                Charge                    When Charge Is Deducted                          Amount Deductedi

                                                                     --------------------------------------------------------------
                                                                           Maximum Guaranteed              Current Charge
                                                                                 Charge
-----------------------------------------------------------------------------------------------------------------------------------
Premium Loads
-----------------------------------------------------------------------------------------------------------------------------------
Premium Charge                         Upon receipt of a premium     6.5% of each premium          6.5% of each premium
                                       payment.                      payment in all policy years.  payment received in policy
                                                                                                   years 1 through 15.  Once the
                                                                                                   total premium paid in any one
                                                                                                   policy year is greater than
                                                                                                   one load premium (this varies
                                                                                                   depending on the riders
                                                                                                   attached to the policy, but
                                                                                                   You can contact the home
                                                                                                   office or Your agent to obtain
                                                                                                   Your policy's specific load
                                                                                                   premium), there is no further
                                                                                                   premium charge in that policy
                                                                                                   year.

-----------------------------------------------------------------------------------------------------------------------------------

Civil Service Allotment Service        Upon receipt of a premium     $0.46 from each bi-weekly     $0.46 from each bi-weekly
Charge                                 payment where Civil Service   premium payment.              premium payment.
                                       Allotment is chosen.


-----------------------------------------------------------------------------------------------------------------------------------

Surrender Chargeii                     At the time of surrender or   $2.19 up to $24.00 in the     $2.19 up to $24.00 in the
(Deferred Sales Charge)                lapse that occurs (a) during  first policy year per $1,000  first policy year per $1,000
                                       the first 15 policy years, or of face amountii.             of face amount.iii

 Minimum and Maximum                   (b) during the first 15
                                       policy years following any
                                       increase in face amount.

Charge for a male insured issue age    At the time of surrender or   $7.25 per $1,000 of specified $7.25 per $1,000 of specified
40 in the nonsmoker premium class in   lapse that occurs (a) during  face amount.                  face amount.
the first policy year                  the first 15 policy years, or
                                       (b) during the first 15
                                       policy years following any
                                       increase in face amount.

-----------------------------------------------------------------------------------------------------------------------------------
Partial Withdrawal Charge              Upon partial withdrawal.      Lesser of $25 or 2% of        Lesser of $25 or 2% of the
                                                                     amount withdrawn.             amount withdrawn on any
                                                                                                   withdrawal after the first one
                                                                                                   in any policy year.
-----------------------------------------------------------------------------------------------------------------------------------
Transfer Fees                          Upon transfer of any money    $25 on each transfer after    $0 on all transfers.
                                       from the investment divisions the 12th transfer in any one
                                       or the General Account.       policy year.

-----------------------------------------------------------------------------------------------------------------------------------
Optional Rider Charges
-----------------------------------------------------------------------------------------------------------------------------------

Automatic Benefit Increase                     Not Applicable                     None                         Noneiv

-----------------------------------------------------------------------------------------------------------------------------------

Living Needs Rider                     At the time a benefit is paid No maximum amount is                     $200.00v
                                       out.                          guaranteed.

-----------------------------------------------------------------------------------------------------------------------------------

The next table describes the fees and expenses that You will pay periodically during the time that You own the policy, not including mutual fund portfolio fees and expenses.

-----------------------------------------------------------------------------------------------------------------------------------

                        Periodic Fees Related to Owning the Policy Other Than Portfolio Operating Expenses

-----------------------------------------------------------------------------------------------------------------------------------

                Charge                    When Charge Is Deducted                          Amount Deductedi

                                                                     --------------------------------------------------------------
                                                                        Maximum Guaranteed               Current Charge
                                                                              Charge
-----------------------------------------------------------------------------------------------------------------------------------

Cost of insurance deductionvi          On the policy date and on     $0.06 up to $83.33 per   $0.06 up to $30.98 per $1,000 of
                                       every monthly anniversary.    $1,000 of net amount at  net amount at risk per month.
                                                                     riskvii per month.

    Minimum and Maximum
-----------------------------------------------------------------------------------------------------------------------------------
 Charges for a male insured issue age  On the policy date and on     $0.20 per $1,000 of net  $0.17 per $1,000 of net amount at
 40 in the nonsmoker premium class     every monthly anniversary.    amount at risk per       risk per month.
 in the first policy year.                                           month.

-----------------------------------------------------------------------------------------------------------------------------------
Expense Charge                         On the policy date and on     $7 per month in all      $7 per month in all policy years.
                                       every monthly anniversary.    policy years.

-----------------------------------------------------------------------------------------------------------------------------------

Mortality and Expense Risk             On each day the policy        Annual rate of 0.90% of  Annual rate of 0.90% of the policy
Charge                                 remains inforce.              the policy Separate      Separate Account assets in policy

                                                                     Account assets in all    years 1 - 20 and 0.50% thereafter.
                                                                     policy years.

-----------------------------------------------------------------------------------------------------------------------------------

Loan Interest Spreadviii               On policy anniversary or      4.50% (annually) in      2.00% (annually) in policy years
                                       earlier, as applicable.ix     policy years 1-10; In    1-10; In policy years thereafter,
                                                                     policy years thereafter, it is 0.00% (annually) on loans of
                                                                     it is 0.00% (annually)   earnings and 2.00% on everything
                                                                     on loans of earnings     else viii
                                                                     and 4.50% on
                                                                     everything else. viii

-----------------------------------------------------------------------------------------------------------------------------------

Optional Rider Chargesx

-----------------------------------------------------------------------------------------------------------------------------------
Accidental Death Benefit Rider         On rider policy date and      $0.03 up to $0.09 per    $0.03 up to $0.09 per month per
                                       each monthly anniversary      month per $1,000 of      $1,000 of accidental death benefit
                                       thereafter.                   accidental death benefit selected.
 Minimum and Maximum                                                 selected.

-----------------------------------------------------------------------------------------------------------------------------------
 Charge for a male insured attained    On rider policy date and      $0.08 per month per      $0.08 per month per $1,000 of
 age 40 in the nonsmoker premium       each monthly anniversary      $1,000 of accidental     accidental death benefit.
 class in the first policy year        thereafter.                   death benefit.
 following the rider policy date

-----------------------------------------------------------------------------------------------------------------------------------
Additional Insured Rider               On rider policy date and      $0.06 up to $83.33 per   $0.06 up to $30.98 per month per
                                       each monthly anniversary      month per $1,000 of      $1,000 of Additional Insured Rider
                                       thereafter.                   Additional Insured Rider death benefit.
 Minimum and Maximum                                                 death benefit.

-----------------------------------------------------------------------------------------------------------------------------------
 Charge for a female insured attained  On rider policy date and      $0.18 per month per      $0.12 per month per $1,000 of
 age 40 in the nonsmoker premium       each monthly anniversary      $1,000 of Additional     Additional Insured Rider death
 class in the first policy year        thereafter.                   Insured Rider death      benefit.
 following the rider policy date.                                    benefit.

-----------------------------------------------------------------------------------------------------------------------------------
Children's Insurance Rider             On rider policy date and      $0.52 per month per      $0.52 per month per $1,000 of
                                       each monthly anniversary      $1,000 of Children's     Children's Insurance benefit.

                                       thereafter.                   Insurance benefit.xi


-----------------------------------------------------------------------------------------------------------------------------------

Family Insurance Rider                 On rider policy date and      $1.72 per month per      $1.72 per month per unit of Family
                                       each monthly anniversary      unit of Family Insurance Insurance Rider.
                                       thereafter.                   Rider.xii


-----------------------------------------------------------------------------------------------------------------------------------
Flexible Disability Benefit Rider      On rider policy date and      $0.27 up to $0.80 per    $0.27 up to $0.80 per month per
                                       each monthly anniversary      month per $10 of         $10 of monthly benefit.
                                       thereafter until the policy   monthly benefit.
 Minimum and Maximum                   anniversary on which the
                                       insured reaches attained age
                                       60.

-----------------------------------------------------------------------------------------------------------------------------------
 Charge for a male insured issue age   On rider policy date and      $0.50 per month per      $0.50 per month per $10 of
 40 in the nonsmoker premium class.    each monthly anniversary      $10 of monthly benefit.  monthly benefit.
                                       thereafter until the policy
                                       anniversary on which the
                                       insured reaches attained age
                                       60.

-----------------------------------------------------------------------------------------------------------------------------------

Guaranteed Insurability Rider          On rider policy date and      $0.05 up to $0.17 per    $0.05 up to $0.17 per $1,000 of
                                       each monthly anniversary      month per $1,000 of      Guaranteed Insurability benefit
                                       thereafter.                   Guaranteed Insurability  elected.
Minimum and Maximum                                                  benefit elected.


-----------------------------------------------------------------------------------------------------------------------------------

Charge for a male insured issue age    On rider policy date and      $0.13 per month per      $0.13 per month per $1,000 of
30 in the nonsmoker premium class      each monthly anniversary      $1,000 of Guaranteed     Guaranteed Insurability benefit
                                       thereafter.                   Insurability benefit     elected.
                                                                     elected.


-----------------------------------------------------------------------------------------------------------------------------------
Waiver of Charges Rider                On rider policy date and      $0.01 up to $0.12 per    $0.01 up to $0.12 per month per
                                       each monthly anniversary      month per $1,000 of      $1,000 of face amount.
 Minimum and Maximum                   thereafter.                   face amount.

-----------------------------------------------------------------------------------------------------------------------------------
 Charge for a male insured issue age   On rider policy date and      $0.02 per month per      $0.02 per month per $1,000 of
 40 in the nonsmoker premium class     each monthly anniversary      $1,000 of face amount.   face amount.
 in the first policy year              thereafter.

-----------------------------------------------------------------------------------------------------------------------------------

i Some of the charges are roundedoff in accordance with regulations of the U.S. Securities and ExchangeCommission. Actual charges may be somewhat higher or lower.

iiThe surrender charge varies based upon the sex, issue age, and rating class of the insured person on the issue date. The surrender charges shown in the table may not be representative of the charges that You will pay. Your policy's data page will indicate the surrender charge applicable to Your policy. For more detailed information concerning Your surrender charges, please contact Our Executive Office.

iii This charge decreases gradually in policy years 2 through 15 to $0.00 for policy years 16 and thereafter. An increase in face amount establishes a new surrender charge schedule for the amount of the increase in face amount based upon the attained age and rating class at the time the face amount increase becomes effective.

iv The ABI Provision does not require separate monthly deductions, but it does affect the amount of Your monthly cost of insurance deduction by increasing Your face amount. (See "Additional Benefits" beginning on page 31).

v Currently, We charge an administrative fee of $200 at the time benefits are paid from this rider. We reserve the right to increase this fee.

vi The cost of insurance rate varies based upon the sex, attained age, and rating class of the insured person at the time of the charge. The cost of insurance deductions shown in the table may not be representative of the charges that You will pay. Your policy's data page will indicate the cost of insurance deduction applicable to Your policy. For more detailed information concerning Your cost of insurance deductions, please contact Our Executive Office.

viiAs of any monthly anniversary, the net amount at risk is the death benefit less the policy fund (after all deductions for that monthly anniversary, except the cost of insurance deduction).

viii The Loan Interest Spread is the difference between the amount of interest We charge You for a loan (guaranteed not to exceed a maximum of 8.00% annually) and the amount of interest We credit to the amount in Your loan account (which is 3.50% annually).

ix While a policy loan is outstanding, loan interest is charged in arrears on each policy anniversary or, if earlier, on the date of loan repayment, policy lapse, surrender, policy termination, or the insured's death. The "earnings" are equal to the policy fund less the premiums paid.

x Charges for these riders may vary based on the policy duration, insured's issue or attained age, sex, risk class, and benefit amount. Charges based on attained age may increase as the insured ages. The rider charges shown in the table may not be typical of the charges You will pay. Your policy's specification page will indicate the rider charges applicable to Your policy, and more detailed information concerning these rider charges is available upon request from Our Executive Office.

xi Regardless of the number of children or their age, up to age 21.

xiiRegardless of the number of children or their age, up to age 21, or the age of the spouse. A unit of coverage provides for a decreasing term insurance benefit for the spouse that is shown in the rider form You receive with Your policy as well as $1,000 of term insurance for each of the insured's children.


The next item shows the lowest and highest total operating expenses deducted from portfolio assets (before waiver or reimbursement) during the fiscal year ended December 31, 2003. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.


Total Annual Portfolio Operating Expenses:

------------------------------------------------------------------------- --------------------- ----- ---------------------

                                                                                Minimum                     Maximum
------------------------------------------------------------------------- --------------------- ----- ---------------------

Total Annual Portfolio Operating Expenses1
(total of all expenses that are deducted from portfolio assets, including management fees, distribution or service fees (12b-1 fees),
and other expenses)                                                              0.29%           -           3.42%

------------------------------------------------------------------------- --------------------- ----- ---------------------
------------------------------------------------------------------------- --------------------- ----- ---------------------

Net Annual Portfolio Operating Expenses After Contractual Waivers and
Reimbursements 2 (expenses that are deducted from portfolio assets, including management fees, 12b-1 fees and other

expenses)                                                                        0.29%           -           1.40%

------------------------------------------------------------------------- --------------------- ----- ---------------------

1 The portfolio expenses used to prepare this table were provided to Midland National by the funds or their fund managers. Midland National has not independently verified such information. The expenses reflect those incurred as of December 31, 2003. Current or future expenses may be greater or less than those shown.

2 The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for the Lord Abbett International, the Lord Abbett Mid-Cap Value, the PIMCO Real Return, the PIMCO High Yield , the PIMCO Low Duration, and the PIMCO Total Return portfolios that require a portfolio's investment advisor to reimburse or waive certain portfolio expenses for the fiscal year ending December 31, 2004.


These fees and expenses are paid out of the assets of the portfolio companies. A comprehensive discussion of the risks, charges and expenses of each portfolio may be found in the fund or portfolio's prospectus. You can obtain a current copy of the portfolio companies' prospectuses by calling or writing to Us at:

                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193

                              Phone: (800) 272-1642
                               Fax: (605) 335-3621


For information concerning compensation paid for the sale of the policies, see "Distribution of the Policies" on page 69.



                   SUMMARY OF ADVANCED VARIABLE UNIVERSAL LIFE

DEATH BENEFIT OPTIONS

Advanced Variable Universal Life provides life insurance on the insured person. If the policy is inforce We will pay a death benefit when the insured person dies. You can choose between two death benefit options:

     o Option 1: death benefit equals the face amount ("Specified Amount") of the insurance policy. This is sometimes called a "level" death benefit.

     o Option 2: death benefit equals the face amount plus the policy fund. This is sometimes called a "variable" death benefit.


The death benefit may be even greater in some circumstances. See "Death Benefit" on page 26.


We deduct any policy debt and unpaid charges before paying any benefits. The beneficiary can take the death benefit in a lump sum or under a variety of payment plans.

Whether Your policy lapses or remains inforce can depend on the amount of Your policy fund (less any policy debt and surrender charge). The policy fund, in turn, depends on the investment performance of the investment divisions You select. (The policy fund also depends on the premiums You pay and the charges We deduct.) However, during the no lapse guarantee period, You can keep Your policy inforce by paying a certain amount of premiums.

The minimum face amount is generally $50,000. However, for:

     o Insured persons, age 0 to 14 at issue, the minimum face amount is $25,000; and

     o Insured persons, age 20 to 44 at issue who are in the preferred plus non-smoker, preferred non-smoker or the preferred smoker classes, the minimum face amount is $100,000.

You may change the death benefit option You have chosen. You may also increase or decrease the face amount of Your policy, within limits.

FLEXIBLE PREMIUM PAYMENTS

You may pay premiums whenever and in whatever amount You want, within certain limits. We require an initial premium at issue which is at least equal to one month's no lapse guarantee premium. The no-lapse guarantee premium is based on the policy's face amount and the insured person's age, sex and underwriting class. We are not required to accept any premium or a premium payment of less than $50.00; however under Midland National's current Company practice, if paid by monthly bank draft, We will accept a payment as low as $30.00.

You may choose a planned periodic premium. But payment of the planned premiums may not ensure that Your policy will remain inforce. Additional premiums may be required to keep Your policy from lapsing. You need not pay premiums according to the planned schedule. Whether Your policy lapses or remains inforce can depend on the amount of Your policy fund (less any policy debt and surrender charge). The policy fund, in turn, depends on the investment performance of the investment divisions You select. (The policy fund also depends on the premiums You pay and the charges We deduct.) However, You can ensure that Your policy stays inforce during the no lapse guarantee period by paying premiums equal to those required to meet the the accumulated no lapse guarantee premium requirements described in "Premium Provisions During The No Lapse Guarantee Period" on page 30.


INVESTMENT CHOICES


You may allocate Your policy fund to up to ten of the 37 available investment divisions:

You bear the complete investment risk for all amounts allocated to any of these investment divisions. You may also allocate Your policy fund to Our General Account, where We guarantee the safety of principal and a minimum interest rate. See the "THE GENERAL ACCOUNT" on page 51.

For more information, see "The Funds" on page 35.


YOUR POLICY FUND


Your policy fund begins with Your first premium payment. From Your premium We deduct a premium charge and any per premium expenses as described in the "Deductions From Your Premiums" section on page 52. The balance of the premium is Your beginning policy fund.


Your policy fund reflects:

     o    the amount and frequency of premium payments,

     o deductions for the cost of insurance, additional benefits and other charges,

     o    the investment performance of Your chosen investment divisions,

     o    interest earned on amounts allocated to the General Account,

     o    loans, and

     o    partial withdrawals.


There is no guaranteed policy fund for amounts allocated to the investment divisions. See "The Policy Fund" on page 42.


Transfers

You may transfer Your policy fund among the investment divisions and between the General Account and the various investment divisions. We require a minimum amount for each transfer, usually $200. Currently, We allow an unlimited number of free transfers. We reserve the right to charge a $25 fee for each transfer after the 12th in a policy year. There are additional limitations on transfers to and from the General Account. See "Transfers Of Policy Fund" on page 44. Completed transfer requests received at Our Executive Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed transfer request after the close of regular trading on the New York Stock Exchange, We will process the transfer1 request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange. We reserve the right to eliminate and/or severely restrict the transfer privilege in any manner We deem appropriate for some, all or specific policy owners.


Policy Loans

You may borrow up to 92% of Your cash surrender value (the policy fund less the surrender charge) minus any policy debt. Your policy will be the sole security for the loan. Your policy states a minimum loan amount, usually $200. Policy loan interest accrues daily at an annual adjusted rate. See "Policy Loans" on page 48. Policy loan interest is not tax deductible on policies owned by an individual. There may be federal tax consequences for taking a policy loan. See "TAX EFFECTS" on page 57.


Withdrawing Money

You may make a partial withdrawal from Your policy fund. The current minimum withdrawal amount is $200. The maximum partial withdrawal You can make in any policy year is 50% of the net cash surrender value. The net cash surrender value is the policy fund minus any surrender charge minus any policy debt. Withdrawals are subject to other requirements. If You make more than one withdrawal in a policy year, then We deduct a partial withdrawal charge (no more than $25). See "Withdrawing Money From Your Policy Fund" on page 50. Withdrawals and surrenders may have negative tax effects. See "TAX EFFECTS" on page 57Completed partial withdrawal requests received at Our Executive Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed partial withdrawal request after the close of regular trading on the New York Stock Exchange, We will process the partial withdrawal request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange. Withdrawals are effected at unit values determined at the close of business on the day the withdrawal takes effect.


Surrendering Your Policy

You can surrender Your policy for cash and then We will pay You the net cash surrender value. A surrender charge may be deducted if You surrender Your policy or allow it to lapse during the surrender charge period.Taxes and a tax penalty may apply. See "Surrendering Your Policy" on page 51.


DEDUCTIONS AND CHARGES

Deductions From Your Premiums

We deduct a 6.5% premium charge from each premium payment. Currently, We intend to eliminate this premium charge after 15 policy years. We also waive the 6.5% premium charge in any policy year once the total premium paid exceeds the "load premium" (the load premium varies for each policy, but You can obtain this premium by contacting the Executive Office or Your agent). Neither the elimination of the premium load after 15 policy years nor the waiver of the charge in a single policy year after payment of the "load premium" is guaranteed. This charge partially reimburses Us for selling and distribution costs of this policy and for premium taxes We pay. If You elect to pay premiums by Civil Service Allotment, We also deduct a 46(cent) (forty-six cents) service charge from each premium payment. See "Deductions From Your Premiums" on page 52.


Deductions From Your Policy Fund
Certain amounts are deducted from Your policy fund monthly. These are:

     o    an expense charge of $7.00

     o a cost of insurance deduction. The amount of this charge is based on the insured person's attained age, sex, risk class, and the amount of insurance under Your policy; and

     o    charges for additional benefits.

In addition, We deduct fees when You make:

     o a partial withdrawal of net cash surrender value more than once in a policy year or

     o more than twelve transfers a year between investment divisions. (We currently waive this charge).


See "Monthly Deductions From Your Policy Fund" on page 53.


We also deduct a daily charge at an annual rate of 0.90% of the assets in every investment division. We currently intend to reduce this charge to 0.50% after the 20th policy year. (This reduction is not guaranteed.) This charge is for certain mortality and expense risks.

Surrender Charge

We deduct a surrender charge only if You surrender Your policy for its net cash surrender value or let Your policy lapse during the surrender charge period (this period is the earlier of 15 years after date of issue or an increase in face amount or attained age of 95). If You keep this policy inforce for the surrender charge period, then You will not incur a surrender charge on the original face amount of insurance. As explained in the sections entitled "Surrender Charge" on page 55, a face amount increase will result in a new 15 year surrender charge period on the amount of the increase.

The surrender charge varies by the issue age, sex and class of the insured at the time of issue. The per $1,000 of face amount surrender charge is highest in the first year of Your policy and decreases to $0.00 after the end of the surrender charge period. For example, a male with an issue age of 35 and a class of preferred nonsmoker will have a first year surrender charge of $5.40 per $1,000 of face amount, but a male issue of age 65 and a class of preferred nonsmoker will have a first year surrender charge of $18.85 per $1,000 of face amount. The maximum first year surrender charge for all ages, sexes, and classes is $24.00 per $1,000 of face amount. The $24.00 per $1,000 of face amount surrender charge occurs for males issued at a smoker class with issue ages at 63 or older.

The surrender charge at the time of surrender is determined by multiplying the surrender charge listed in Your policy form, for the appropriate policy year, times the appropriate face amount of insurance and dividing by 1,000 of face amount. If You decrease Your face amount after Your policy is issued, the surrender charge will not change. If You increase Your face amount after Your policy is issued, We will send You an endorsement which specifies a new surrender charge and a new 15 year surrender charge period for the amount of the increase. See "Surrender Charge" on page 55 for a full description of how the new surrender charges are determined for a face amount increase and for samples of the surrender charges for various issue ages, sexes and classes.


ADDITIONAL INFORMATION ABOUT THE POLICIES

Your Policy Can Lapse

Your policy remains inforce if the net cash surrender value can pay the monthly deductions. In addition, during the no lapse guarantee period, Your policy will remain inforce as long as You meet the applicable no lapse guarantee premium requirements. However, the policy can lapse (1) during the no lapse guarantee period if You do not meet the no lapse guarantee premium requirement and (2) after the no lapse guarantee period no matter how much You pay in premiums, if the net cash surrender value is insufficient to pay the monthly deductions (subject to the grace period). See "Your Policy Can Lapse" on page 62.


Correspondence and Inquiries
You can write to Us at Our Executive Office to pay premiums, send correspondence or take any other action, such as transfers between investment divisions, or changes in specified amount, regarding Your policy. Our Executive Office is located at:

                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193


You may send correspondence and transaction requests to Us at Our Executive Office by facsimile ((605) 373-8557 for transaction requests or (605) 335-3621 for administrative requests) or telephone ((800) 272-1642). Any requests for partial withdrawals, transfers, and surrenders sent to another number may not be considered received at Our executive office. The procedures We follow for facsimile requests include a written confirmation sent directly to You following any transaction request. We may record all telephone requests. We will employ reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine. The procedures We follow for transactions initiated by telephone may include requirements that callers identify themselves and the policy owner by name, social security number, date of birth of the owner or the insured, or other identifying information. Accordingly, We disclaim any liability for losses resulting from allegedly unauthorized facsimile or telephone requests that We believe are genuine. Facsimile and telephone correspondence and transaction requests may not always be available. Facsimile and telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay Our receipt of Your request. If You are experiencing problems, You should make Your correspondence and transaction request in writing. There are risks associated with requests made by facsimile or telephone when the original request is not sent to Our Executive Office. You bear these risks.


State Variations
Certain provisions of the policies may be different than the general description in the prospectus, and certain riders and options may not be available, because of legal restrictions in Your state. See Your policy for specific variations since any such variations will be included in Your policy or in riders or endorsements attached to Your policy. See Your agent or contact Our Executive Office for additional information that may be applicable to Your state.

Tax-Free "Section 1035" Exchanges
You can generally exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, You should compare both policies carefully. Remember that if You exchange another policy for the one described in this prospectus, You might have to pay a surrender charge and income taxes, including a possible penalty tax, on Your old policy, and there will be a new surrender charge period for this policy and other charges may be higher (or lower) and the benefits may be different. You should not exchange another policy for this one unless You determine, after knowing all the facts, that the exchange is in Your best interest and not just better for the person trying to sell You this policy (that person will generally earn a commission if You buy this policy through an exchange or otherwise).

           DETAILED INFORMATION ABOUT ADVANCED VARIABLE UNIVERSAL LIFE

INSURANCE FEATURES

This prospectus describes Our Advanced Variable Universal Life policy. There may be contractual variances because of requirements of the state where Your policy is delivered.

How the Policies Differ From Whole Life Insurance

Advanced Variable Universal Life provides insurance coverage with flexibility in death benefits and premium payments. It enables You to respond to changes in Your life and to take advantage of favorable financial conditions. The policy differs from traditional whole life insurance because You may choose the amount and frequency of premium payments, within limits.

In addition, Advanced Variable Universal Life has two types of death benefit options. You may switch back and forth between these options. The policy also allows You to change the face amount without purchasing a new insurance policy. However, evidence of insurability may be required.


Advanced Variable Universal Life is a "variable" life insurance because the policy fund and other benefits will vary up or down depending on the investment performance of the investment divisions You select. You bear the risk of poor investment performance, but You get the benefit of good performance.

Application for Insurance
To apply for a policy You must submit a completed application. We decide whether to issue a policy based on the information in the application and Our standards for issuing insurance and classifying risks. If We decide not to issue a policy, then We will return the sum of premiums paid plus interest credited. The maximum issue age is 80.


There may be delays in Our receipt of applications that are outside of Our control because of the failure of the selling broker-dealer or life insurance agent to forward the application to Us promptly, or because of delays in determining that the policy is suitable for You. Any such delays will affect when Your policy can be issued and when Your net premium is allocated among Our General Account and/or investment divisions.


We offer other variable life insurance policies that have different death benefits, policy features, and optional benefits. However, these other policies also have different charges that would affect Your investment performance and policy fund. To obtain more information about these other policies, contact Our Executive Office.

Death Benefit

As long as Your policy remains inforce, We will pay the death benefit to the beneficiary when the insured dies (outstanding indebtedness will be deducted from the proceeds). As the owner, You may choose between two death benefit options:


     o Option 1 provides a benefit that equals the face amount of the policy. This "level" death benefit is for owners who prefer insurance coverage that does not vary in amount and has lower insurance charges. Except as described below, the option 1 death benefit is level or fixed at the face amount.

     o Option 2 provides a benefit that equals the face amount of the policy plus the policy fund on the day the insured person dies. This "variable" death benefit is for owners who prefer to have investment performance reflected in the amount of their insurance coverage. Under option 2, the value of the death benefit fluctuates with Your policy fund.

Under both options, federal tax law may require a greater benefit. This benefit is a percentage multiple of Your policy fund. The percentage declines as the insured gets older (this is referred to as the "corridor" percentage). The minimum death benefit will be Your policy fund on the day the insured dies multiplied by the percentage for his or her age. For this purpose, age is the attained age (last birthday) at the beginning of the policy year of the insured's death. A table of corridor percentages and some examples of how they work, are in the statement of additional information which is available free upon request (see back cover).

Under either option, the length of time Your policy remains inforce depends on the net cash surrender value of Your policy and whether You meet the no lapse guarantee period requirements. Your coverage lasts as long as Your net cash surrender value can cover the monthly deductions from Your policy fund. In addition, during the no lapse guarantee period, Your policy remains inforce if the sum of Your premium payments (minus any loans or withdrawals) is greater than the sum of the monthly no lapse guarantee premiums for all of the policy months since the policy was issued.

The investment performances of the investment divisions and the interest earned in the General Account affect Your policy fund. Therefore, the returns from these investment options can affect the length of time Your policy remains inforce.

The minimum initial face amount generally is $50,000. For issue ages 0 to 14 in the non-smoker class, the minimum face amount is $25,000. For issue ages 20 to 44 in the preferred plus non-smoker or the preferred smoker rate classes, the minimum face amount is $100,000.

Notice and Proof of Death
We require satisfactory proof of the insured person's death before We pay the death benefit. That can be a certified copy of a death certificate, a written statement by the attending physician, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to Us.

Payment of Death Benefits
In most cases, when a death benefit is paid in a lump sum We will pay the death benefit by establishing an interest bearing account, called the "Midland Access Account", for the beneficiary, in the amount of the death benefit proceeds. We will send the beneficiary a checkbook and the beneficiary will have access to the account simply by writing a check for all or any part of the amount of the death benefit. The Midland Access Account is part of Our General Account. It is not a bank account and it is not insured by the FDIC or any government agency. As part of Our General Account, it is subject to the claims of Our creditors. We receive a benefit from all amounts left in the Midland Access Account.

Maturity Benefit

If the insured person is still living on the maturity date, We will pay the beneficiary the net cash value. The policy will then end. The maturity date is the policy anniversary after the insured person's 100th birthday. In certain circumstances, You may extend the maturity date (doing so may have tax consequences). See "Maturity Date" on page 63.


Changes In Advanced Variable Universal Life
Advanced Variable Universal Life gives You the flexibility to choose from a variety of strategies that enable You to increase or decrease Your insurance protection.

A reduction in face amount lessens the emphasis on a policy's insurance coverage by reducing both the death benefit and the amount of pure insurance provided. The amount of pure insurance is the difference between the policy fund and the death benefit. This is the amount of risk We take. A reduced amount at risk results in lower cost of insurance deductions from Your policy fund.

A partial withdrawal reduces the policy fund and may reduce the death benefit, while providing You with a cash payment, but generally does not reduce the amount at risk. Choosing not to make premium payments may have the effect of reducing the policy fund. Under death benefit option 1, reducing the policy fund increases the amount at risk (thereby increasing the cost of insurance deductions) while leaving the death benefit unchanged; under death benefit option 2, it decreases the death benefit while leaving the amount at risk unchanged.

Increases in the face amount have the exact opposite effect of decreases.

Changing The Face Amount of Insurance
You may change the face amount of Your policy by sending a written request to Our Executive Office. You can only change the face amount twice each policy year. All changes are subject to Our approval and to the following conditions:

For increases:

     o    Increases in the face amount must be at least $25,000.

     o To increase the face amount, You must provide satisfactory evidence of insurability. If the insured person has become a more expensive risk, then We charge higher cost of insurance fees for the additional amounts of insurance (We may change this procedure in the future).

     o Monthly cost of insurance deductions from Your policy fund will increase. There will also be a surrender charge increase. These begin on the date the face amount increase takes effect.

     o The right to examine this policy does not apply to face amount increases. (It only applies when You first buy the policy).

     o There will be an increase in the no lapse guarantee premium requirement.

     o    A new surrender charge period will apply to the face amount increase.

For decreases:

     o You cannot reduce the face amount below the minimum We require to issue this policy at the time of the reduction.

     o Monthly cost of insurance deductions from Your policy fund will decrease.

     o The federal tax law may limit a decrease in the face amount. If that limit applies, then Your new death benefit will be Your policy fund multiplied by the corridor percentage the federal tax law specifies for the insured's age at the time of the change.

     o If You request a face amount decrease after You have already increased for the face amount at substandard (i.e., higher) cost of insurance deductions, and the original face amount was at standard cost of insurance deductions, then We will first decrease the face amount that is at substandard higher cost of insurance deductions. We may change this procedure.


Changing the face amount may have tax consequences. You should consult a tax advisor before making any change.

Changing Your Death Benefit Option
You may change Your death benefit option by sending a written request to Our Executive Office. We require satisfactory evidence of insurability to make this change.

If You change from option 1 to option 2, the face amount decreases by the amount of Your policy fund on the date of the change. This keeps the death benefit and amount at risk the same as before the change. We may not allow a change in death benefit option if it would reduce the face amount below the minimum We require to issue this policy at the time of the reduction.


If You change from option 2 to option 1, then the face amount increases by the amount of Your policy fund on the date of the change. These increases and decreases in face amount are made so that the amount of the death benefit remains the same on the date of the change. When the death benefit remains the same, there is no change in the net amount at risk. This is the amount on which the cost of insurance deductions are based.


Changing the death benefit option may have tax consequences. You should consult a tax advisor before making any change.

When Policy Changes Go Into Effect
Any changes in the face amount or the death benefit option will go into effect on the monthly anniversary after the date We approve Your request. After Your request is approved, You will receive a written notice showing each change. You should attach this notice to Your policy. We may also ask You to return Your policy to Us at Our Executive Office so that We can make a change. We will notify You if We do not approve a change You request. For example, We might not approve a change that would disqualify Your policy as life insurance for income tax purposes.


Policy changes may have negative tax consequences. See "TAX EFFECTS" on page 57. You should consult a tax advisor before making any change.


Flexible Premium Payments
You may choose the amount and frequency of premium payments, within the limits described below.


Even though Your premiums are flexible, Your Schedule of Policy Benefits page will show a "planned" periodic premium. You determine the planned premium when You apply and can change it at any time. You will specify the frequency to be on a quarterly, semi-annual or annual basis. Planned periodic premiums may be monthly if paid by pre-authorized check. Premiums may be bi-weekly if paid by Civil Service Allotment. If You decide to make bi-weekly premium payments, We will assess the Civil Service Allotment Service Charge of $0.46 per bi-weekly premium. The planned premiums may not be enough to keep Your policy inforce.


The insurance goes into effect when We receive Your initial minimum premium payment (and approve Your application). We determine the initial minimum premium based on:

     1)   the age, sex and premium class of the insured,

     2)   the initial face amount of the policy, and

     3)   any additional benefits selected.

All premium payments should be payable to Midland National. After Your first premium payment, all additional premiums should be sent directly to Our Executive Office.


We will send You premium reminders based on Your planned premium schedule. You may make the planned payment, skip the planned payment, or change the frequency or the amount of the payment. Generally, You may pay premiums at any time. Amounts must be at least $50, unless made by a pre-authorized check. Under Midland National's current Company practice, amounts made by a pre-authorized check can be as low as $30.

Payment of the planned premiums does not guarantee that Your policy will stay inforce. Additional premium payments may be necessary. The planned premiums increase when the face amount of insurance increases. This includes increases resulting from the Automatic Benefit Increase provision. (See "Additional Benefits" on page 31 for details on how and when the increases are applied).


If You send Us a premium payment that would cause Your policy to cease to qualify as life insurance under federal tax law, We will notify You and return that portion of the premium that would cause the disqualification.


Premium Provisions During The No Lapse Guarantee Period

During the no lapse guarantee period, You can keep Your policy inforce by meeting a no lapse guarantee premium requirement. In most states, the no lapse guarantee period lasts until the later of the 5th policy anniversary or the insured's 70th birthday. A monthly no lapse guarantee premium is shown on Your Schedule of Policy Benefits page. (This is not the same as the planned premiums). The no lapse guarantee premium requirement will be satisfied if the sum of premiums You have paid, less Your loans and withdrawals, is equal to or greater than the sum of the monthly no lapse guarantee premiums required on each monthly anniversary. The no lapse guarantee premium increases when the face amount increases.


During the no lapse guarantee period, Your policy will enter a grace period and lapse if:

     o the net cash surrender value cannot cover the monthly deductions from Your policy fund; and

     o the premiums You have paid, less Your loans and withdrawals, are less than the total monthly no lapse guarantee premiums required to that date.

Remember that the net cash surrender value is Your policy fund minus any surrender charge and minus any outstanding policy debt.

This policy lapse can occur even if You pay all of the planned premiums.

Premium Provisions After The No Lapse Guarantee Period. After the no lapse guarantee period, Your policy will enter a grace period and lapse if the net cash surrender value cannot cover the monthly deductions from Your policy fund. Paying Your planned premiums may not be sufficient to maintain Your policy because of investment performance, charges and deductions, policy changes or other factors. Therefore, additional premiums may be necessary to keep Your policy inforce.

Allocation of Premiums

Each net premium will be allocated to the investment divisions or to Our General Account on the later of the day We receive Your premium payment at Our Executive Office (if We receive it before the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central Time)) or on the record date. Any premium received before the record date will be held and earn interest in the General Account until the day after the record date. When this period ends, Your instructions will dictate how We allocate the net premium.

The net premium is the premium minus a premium charge and any expense charges (the first monthly deduction is also taken from the initial premium). Each net premium is put into Your policy fund according to Your instructions. Your policy application may provide directions to allocate net premiums to Our General Account or the investment divisions. You may not allocate Your policy fund to more than 10 investment divisions at any one point in time. Your allocation instructions will apply to all of Your premiums unless You write to Our Executive Office with new instructions. You may also change Your allocation instructions by calling Us at (800) 272-1642 or faxing Us at (605) 335-3621. Changing Your allocation instructions will not change the way Your existing policy fund is apportioned among the investment divisions or the General Account. Allocation percentages may be any whole number from 0 to 100. The sum of the allocation percentages must equal 100. Of course, You may choose not to allocate a premium to any particular investment division. See "THE GENERAL ACCOUNT" on page 51.


Additional Benefits
You may include additional benefits in Your policy. Certain benefits result in an additional monthly deduction from Your policy fund. You may cancel these benefits at any time. However, canceling these benefits may have adverse tax consequences and You should consult a tax advisor before doing so. The following briefly summarizes the additional benefits that are currently available:


(1) Disability Waiver Benefit Rider: This benefit can be selected at the time of application or added to an inforce policy with proof of insurability. With this benefit, We waive monthly deductions from the policy fund during the total disability of the Insured, if the Insured person becomes totally disabled on or after his/her 15th birthday and the disability continues for at least 6 months.

(2) Flexible Disability Benefit Rider: This benefit must be selected at the time of application. With this benefit, We pay a set amount into Your policy fund each month (the amount is on Your Schedule of Policy Benefits). The benefit is payable when the Insured person becomes totally disabled on or after their 15th birthday and the disability continues for at least 6 months. The disability must start before the policy anniversary following the Insured person's 60th birthday. The benefit will continue for as long as the disability lasts or until the Insured person reaches age 65. If the amount of the benefit paid into the policy fund is more than the amount permitted under the income tax code, the monthly benefit will be paid to the Insured. This benefit terminates at the Insured's age 60.

(3) Accidental Death Benefit Rider: This rider can be selected at the time of application or added to an inforce policy. We will pay an additional benefit if the insured person dies from a physical injury that results from an accident, provided the insured person dies before the policy anniversary that is within a half year of his or her 70th birthday.


(4) Children's Insurance Rider: This rider can be selected at the time of application or added to an inforce policy. This benefit provides term life insurance on the lives of the insured person's children. This includes natural children, stepchildren, and legally adopted children, between the ages of 15 days and 21 years. They are covered until the insured person reaches age 65 or the child reaches age 25.

(5) Family Insurance Rider: This rider can be selected at the time of application or added to an inforce policy. This benefit provides term life insurance on the insured person's children as does the Children's Insurance. It also provides decreasing term life insurance on the insured's spouse.

(6) Additional Insured Rider: This rider can be selected at the time of application or added to an inforce policy. You may provide term insurance for another person, such as the insured person's spouse, under Your policy. A separate charge will be deducted for each additional insured.

(7) Guaranteed Insurability Rider: This rider must be selected at the time of application. This benefit provides for additional amounts of insurance without further evidence of insurability.

(8) Living Needs Rider: This rider can be selected at the time of application or added to an inforce policy. This benefit provides an accelerated death benefit as payment of an "Advanced Sum," in the event the insured person is expected to die within 12 months (or a longer period if required by state law).

     Pursuant to the Health Insurance Portability and Accountability Act of 1996, We believe that for federal income tax purposes an advanced sum payment made under the living needs rider should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is the insured person under the policy (except in certain business contexts. You should consult a tax advisor if such an exception should apply). The tax consequences associated with reducing the death benefit after We pay an accelerated death benefit are unclear, however. You should consult a qualified tax advisor about the consequences of adding this rider to a policy or requesting an advanced sum payment under this rider.


     There is no charge for this benefit prior to the time of a payment. This amount of the advanced sum is reduced by expected future interest and may be reduced by a charge for administrative expenses. Currently, We charge an administrative fee of $200 at the time benefits are paid from this rider. We reserve the right to increase this amount.


     On the day We pay the accelerated benefit, We will reduce the following in proportion to the reduction in the eligible death benefit:

                a.  the death benefit of the policy and of each eligible rider
                b.  the face amount
                c.  the policy fund
                d.  any outstanding loan

     When We reduce the policy fund, We allocate the reduction based on the proportion that Your unloaned amounts in the General Account and Your amounts in the investment divisions bear to the total unloaned portion of Your policy fund.

     You can choose the amount of the death benefit to accelerate at the time of the claim. The maximum advanced sum is 50% of the eligible death benefit (which is the death benefit of the policy plus the sum of any additional death benefits on the life of the insured person provided by any eligible riders). Currently, We have a maximum of $250,000 and a minimum of $5,000.

(9) Automatic Benefit Increase Provision Rider: This rider is automatically attached to the policy at the time of issue. The Automatic Benefit Increase
     (ABI) provision is a policy rider that allows for face amount increases to keep pace with inflation. All standard issues of regular underwritten policies issued after May 1, 1998, include the ABI provision, except where the issue of age of the primary insured is older than 55. In addition, the ABI provision is not included where the billing mode is military government allotment, civil service allotment or list bill.

     The ABI can automatically increase Your face amount every two years, based on the increases in the Consumer Price Index. The increases will occur on the 2nd policy anniversary and every two years thereafter, unless You reject an increase. The increases continue until the rider terminates. We send You a notice about the increase amounts at least 30 days before the increase date. You have the right to reject any increase by sending Us a written notice before it takes effect. If You reject an increase, then the ABI provision terminates. (See Your ABI rider for exact details.)

     We calculate each face amount increase under the ABI provision as follows:

          (a)  The eligible face amount, multiplied by

          (b) The Consumer Price Index 5 months before the increase date, divided by

          (c) The Consumer Price Index 29 months before the increase date, minus

          (d)  The eligible face amount from part (a).

     The eligible face amount is the sum of the portions of the face amount of insurance that are in the standard premium class.

     The maximum increase is the lesser of $50,000 or 20% of the eligible face amount. The ABI provision automatically terminates once the total of the increases is more than twice the initial face amount. The Consumer Price Index is the U.S. Consumer Price Index for all urban consumers as published by the U.S. Department of Labor. (See Your policy form for more details on this index.)


     The ABI provision does not require separate monthly deductions, but it does affect the amount of Your monthly cost of insurance deduction by increasing Your face amount. (See "Monthly Deductions From Your Policy Fund" on page 53.)


     ABI increases also increase the planned and no lapse guarantee premiums. (See Your ABI Rider and Your Base Policy Form for exact details.)


The Automatic Benefit Increase Provision may have tax consequences. Consult Your tax advisor for questions.

Extended Maturity Option
The ability to request an extension of the maturity date is part of Your policy. This option allows the maturity date to be extended indefinitely, or as long as allowed by the IRS. If the insured is alive on the maturity date and this policy is still inforce and not in the grace period, this option may be elected. In order to elect this option, all of the policy fund must be transferred to either the General Account or the Money Market investment division and the death benefit option 1 must be elected. Once Your policy is extended beyond the maturity date, there will be no further monthly deductions and We will only allow transfers to the General Account or the Money Market investment division.


Furthermore, We will not allow any of the following to occur:

     o         Increase in the specified amount of insurance
     o         Changes in the death benefit options
     o         Premium payments

The Extended Maturity Option may have tax consequences. Consult Your tax advisor before making this election.

SEPARATE ACCOUNT INVESTMENT CHOICES

Our Separate Account And Its Investment Divisions
The "Separate Account" is Our Separate Account A, established under the insurance laws of the State of Iowa. It is a unit investment trust registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 but this registration does not involve any SEC supervision of its management or investment policies. The Separate Account meets the definition of a "Separate Account" under the federal securities laws. Income, gains and losses credited to, or charged against, the Separate Account reflects the investment experience of the Separate Account and not the investment experience of Midland National's other assets. Midland National is obligated to pay all amounts guaranteed under the policy.

The Separate Account has a number of investment divisions, each of which invests in the shares of a corresponding portfolio of the funds. You may allocate part or all of Your net premiums in up to ten of the thirty-seven investment divisions of Our Separate Account at any one time.

The Funds
Each of the 37 portfolios available under the policy is a "series" of its respective investment company.

The funds' shares are bought and sold by Our Separate Account at net asset value. More detailed information about the funds and their investment objectives, policies, risks, expenses and other aspects of their operations, appear in their prospectuses, which accompany this prospectus.

Midland National may from time to time receive revenue from the funds and/or from their managers. The amounts of the revenue, if any, may be substantial and may vary between funds and portfolios and may be based on the amount of Midland National's investments in the funds. Currently these revenues range from 0.10% to 0.25% of Midland National's investment in the funds.

Investment Policies Of The Portfolios
Each portfolio tries to achieve a specified investment objective by following certain investment policies. A portfolio's objectives and policies affect its returns and risks. Each investment division's performance depends on the experience of the corresponding portfolio. The objectives of the portfolios are as follows:

--------------------------------------------------------- ---------------------------------------------------------------------

Portfolio                                                 Investment Objective

-------------------------------------------------------------------------------------------------------------------------------

Alger American Fund

-------------------------------------------------------------------------------------------------------------------------------

Alger American Growth Portfolio                           Seeks long-term capital appreciation.  It focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management.  Under normal circumstances, the portfolio invests primarily in the equity securities of large companies.  The portfolio considers a large company to have a market capitalization of $1 billion or greater.

--------------------------------------------------------- ---------------------------------------------------------------------

Alger American Leveraged AllCap Portfolio                 Seeks long-term capital appreciation.  Under normal
                                                          circumstances, the portfolio invests in the equity securities of companies of any size which demonstrate promising growth
                                                          potential.  The portfolio can leverage, that is, borrow money, up to one-third of its total assets to buy additional securities.  By borrowing money, the portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

--------------------------------------------------------- ---------------------------------------------------------------------

Alger American MidCap Growth Portfolio                    Seeks long-term capital appreciation.  It focuses on midsize companies with promising growth potential.  Under normal
                                                          circumstances, the portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the S&P MidCap 400 Index.

--------------------------------------------------------- ---------------------------------------------------------------------

Alger American Small Capitalization Portfolio             Seeks long-term capital appreciation.  It focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace.  Under normal circumstances, the portfolio invests primarily in equity securities of small capitalization companies.  A small capitalization company is one that has a market capitalization within the range of the
                                                          Russell 2000 Growth Index or the S&P SmallCap 600 Index.

-------------------------------------------------------------------------------------------------------------------------------

American Century Variable Portfolios, Inc.

-------------------------------------------------------------------------------------------------------------------------------

American Century VP Balanced Portfolio                    Seeks capital growth and current income.  Invests approximately
                                                          60 percent of its assets in common stocks that management
                                                          considers to have better than average potential for appreciation and the rest in fixed income securities.

--------------------------------------------------------- ---------------------------------------------------------------------

American Century VP Capital Appreciation Portfolio        Seeks capital growth by investing primarily in common stocks that management considers to have better-than-average prospects for appreciation.

--------------------------------------------------------- ---------------------------------------------------------------------

American Century VP Income & Growth Portfolio             Seeks capital growth with income as a secondary objective.  The
                                                          Portfolio will seek to achieve its investment objective by investing in common stocks.

--------------------------------------------------------- ---------------------------------------------------------------------

American Century VP International Portfolio               Seeks capital growth by investing primarily in securities of foreign companies that management believes to have potential for appreciation.

--------------------------------------------------------- ---------------------------------------------------------------------

American Century VP Value Portfolio                       Seeks long-term capital growth with income as a secondary
                                                          objective.  Invests primarily in equity securities of
                                                          well-established companies that management believes to be
                                                          under-valued.

-------------------------------------------------------------------------------------------------------------------------------

Fidelity's Variable Insurance Products Funds

-------------------------------------------------------------------------------------------------------------------------------

VIP Asset Manager Portfolio                               Seeks high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds and short-term instruments.

--------------------------------------------------------- ---------------------------------------------------------------------

VIP Asset Manager: Growth Portfolio                       Seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments.

--------------------------------------------------------- ---------------------------------------------------------------------

VIP Balanced Portfolio                                    Seeks both income and growth of capital.  When the investment manager's outlook is neutral, it will invest approximately 60% of the fund's assets in equity securities and will always invest at least 25% of the fund's assets in fixed-income senior securities.

--------------------------------------------------------- ---------------------------------------------------------------------

VIP Contrafund(R) Portfolio                               Seeks to achieve capital appreciation over the long term by investing in common stocks and securities of companies whose value the manager believes is not fully recognized by the public.

--------------------------------------------------------- ---------------------------------------------------------------------

VIP Equity-Income Portfolio                               Seeks reasonable income by investing primarily in
                                                          income-producing equity securities.  In choosing these securities, the investment manager will consider the potential for capital appreciation.  The portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the
                                                          Standard & Poor's Composite Index of 500 stocks.

--------------------------------------------------------- ---------------------------------------------------------------------

VIP Growth & Income Portfolio                             Seeks high total return, combining current income and capital appreciation.  Invests mainly in stocks that pay current dividends and show potential for capital appreciation.

--------------------------------------------------------- ---------------------------------------------------------------------

VIP Growth Opportunities Portfolio                        Seeks capital growth by investing primarily in common stocks.
                                                          Although the fund invests primarily in common stocks, it has the ability to purchase other securities, including bonds, which may be lower-quality debt securities.

--------------------------------------------------------- ---------------------------------------------------------------------

VIP Growth Portfolio                                      Seeks capital appreciation by investing in common stocks.  The advisor invests the fund's assets in companies the advisor believes have above-average growth potential.

--------------------------------------------------------- ---------------------------------------------------------------------

VIP High Income Portfolio                                 Seeks a high level of current income by investing primarily in income-producing debt securities while also considering growth of capital.  Policy owners should understand that the fund's unit price may be volatile due to the nature of the high yield bond marketplace.

--------------------------------------------------------- ---------------------------------------------------------------------

VIP Index 500 Portfolio                                   Seeks to provide investment results that correspond to the total return of common stocks publicly traded in the United States by duplicating the composition and total return of the Standard &
                                                          Poor's Composite Index of 500 Stocks.

--------------------------------------------------------- ---------------------------------------------------------------------

VIP Investment Grade Bond Portfolio                       Seeks as high a level of current income as is consistent with the preservation of capital by investing in U.S. dollar-denominated investment-grade bonds.

--------------------------------------------------------- ---------------------------------------------------------------------

VIP Mid Capital Portfolio                                 Seeks long-term growth of capital.

--------------------------------------------------------- ---------------------------------------------------------------------

VIP Money Market Portfolio*                               Seeks as high a level of current income as is consistent with preservation of capital and liquidity by investing in U.S.
                                                          dollar-denominated money market securities

--------------------------------------------------------- ---------------------------------------------------------------------

VIP Overseas Portfolio                                    Seeks long-term growth of capital, primarily through investments in foreign securities.

-------------------------------------------------------------------------------------------------------------------------------

INVESCO Variable Investment Funds Inc.

-------------------------------------------------------------------------------------------------------------------------------

INVESCO VIF-Financial Services Fund                       Seeks capital growth.  The fund normally invests at least 80% of its net assets in equity securities and equity-related instruments of companies involved in the financial services sector.

--------------------------------------------------------- ---------------------------------------------------------------------

INVESCO VIF-Health Sciences Fund                          Seeks capital growth.  The fund normally invests at least 80% of its net assets in equity securities and equity-related instruments of companies that develop, produce, or distribute products or services related to health care.

-------------------------------------------------------------------------------------------------------------------------------

Lord Abbett Series Fund, Inc.

-------------------------------------------------------------------------------------------------------------------------------

Lord Abbett Growth and Income Portfolio                   Seeks long-term growth of capital and income without excessive fluctuation in market value.

--------------------------------------------------------- ---------------------------------------------------------------------

Lord Abbett International Portfolio                       Seeks long-term capital appreciation.  Invests primarily in equity securities on non-U.S. issuers.

--------------------------------------------------------- ---------------------------------------------------------------------

Lord Abbett Mid-Cap Value Portfolio                       Seeks capital appreciation through investments, primarily in equity securities which are believed to be undervalued in the marketplace.

-------------------------------------------------------------------------------------------------------------------------------

MFS Variable Insurance Trusts

-------------------------------------------------------------------------------------------------------------------------------

MFS VIT Emerging Growth Series                            Seeks to provide long-term growth of capital.

--------------------------------------------------------- ---------------------------------------------------------------------

MFS Investors Trust Series                                Seeks mainly to provide long-term growth of capital and
                                                          secondarily to provide reasonable current income.

--------------------------------------------------------- ---------------------------------------------------------------------

MFS VIT New Discovery Series                              Seeks capital appreciation.

--------------------------------------------------------- ---------------------------------------------------------------------

MFS VIT Research Series                                   Seeks to provide long-term growth of capital and future income.

-------------------------------------------------------------------------------------------------------------------------------

PIMCO Variable Insurance Trust

-------------------------------------------------------------------------------------------------------------------------------

PIMCO VIT High Yield Portfolio                            Seeks maximum total return, consistent with preservation of capital and prudent investment management.  Invests at least 80%
                                                          of its assets in a diversified portfolio of high yield securities
                                                          ("junk bonds") rated below investment grade but rated at least B by
                                                          Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality.  Effective June 1, 2004, the High Yield
                                                          Portfolio's quality guideline will change, permitting the Portfolio to invest in securities with lower-quality credit ratings.  Under the new guidelines, the Portfolio will invest at least 80% of its assets in a diversified portfolio of high yield securities rated below investment grade but rated at least Caa (subject to a maximum of 5% of total assets in securities rated Caa) by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality.

--------------------------------------------------------- ---------------------------------------------------------------------

PIMCO VIT Low Duration Portfolio                          Seeks maximum total return consistent with preservation of capital and prudent investment management.

--------------------------------------------------------- ---------------------------------------------------------------------

PIMCO VIT Real Return Portfolio                           Seeks maximum real return, consistent with preservation of real capital and prudent investment management.

--------------------------------------------------------- ---------------------------------------------------------------------

PIMCO VIT Total Return Portfolio                          Seeks maximum total return, consistent with preservation of capital and prudent investment management.

-------------------------------------------------------------------------------------------------------------------------------

Van Eck Worldwide Insurance Trust

-------------------------------------------------------------------------------------------------------------------------------

Van Eck Worldwide Hard Assets Fund                        Seeks long-term capital appreciation by investing primarily in
                                                          "hard asset securities."  Income is a secondary consideration.
                                                          Hard asset securities are the stocks, bonds, and other securities of companies that derive at least 50% of gross revenue or profit from exploration, development, production or distribution of precious metals, natural resources, real estate, and commodities.

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*During extended periods of low interest rates, the yields of the money market investment division may become extremely low and possibly negative.

Fred Alger Management, Inc. manages the Alger American portfolios. American
Century Investment Management, Inc. manages the American Century VP Portfolios.
Fidelity Management & Research Company manages the VIP portfolios. INVESCO Funds
Group, Inc. manages the INVESCO Variable Insurance Funds, Inc. Lord Abbett & Co.
LLC, manages the Lord Abbett Series Fund, Inc. MFS(R)Services Company manages the MFS Variable Insurance Trust. Pacific Investment Management Company LLC manages the PIMCO Variable Insurance Trust. Van Eck Global manages the Van Eck
Worldwide Insurance Trust.

The fund portfolios available under these policies are not available for purchase directly by the general public, and are not the same as the mutual funds with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of the portfolios are very similar to the investment objectives and policies of other (publicly available) mutual fund portfolios that have very similar or nearly identical names and that are or may be managed by the same investment advisor or manager.
Nevertheless, the investment performance and results of any of the funds' portfolios that are available under the policies may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the available portfolios will be comparable to the investment results of any other portfolio or mutual fund, even if the other portfolio or mutual fund has the same investment advisor or manager and the same investment objectives and policies and a very similar or nearly identical name.


You can receive a current copy of a prospectus for each of the portfolios by contacting Your registered representative and by contacting Us at:


                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193

                              Phone: (800) 272-1642
                               Fax: (605) 335-3621

Effects of Market Timing
Frequent, large, programmed, or short-term transfers among the investment divisions or between the investment divisions and the General Account ("Harmful
Trading) can cause risks with adverse effects for other policy owners (and beneficiaries and portfolios). These risks and harmful effects include: (1) dilution of the interests of long-term investors in an investment division if transfers into the division are made at unit values that are priced below the true value or transfers out of the investment division are made at unit values priced higher than the true value (some "market timers" attempt to do this through methods known as "time-zone arbitrage" and "liquidity arbitrage."); (2) an adverse effect on portfolio management, such as causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing a portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals; and (3) increased brokerage and administrative expenses.

In addition, because other insurance companies and/or retirement plans may invest in the portfolios, the risk exists that the portfolios may suffer harm from frequent, programmed, large, or short-term transfers among investment divisions of variable policies issued by other insurance companies or among investment options available to retirement plan participants.


Charges In The Funds
The funds charge for managing investments and providing services. Each portfolio's charges vary.

The VIP Portfolios have an annual management fee. That is the sum of an individual fund fee rate and a group fee rate based on the monthly average net assets of Fidelity Management & Research Company's mutual funds. In addition, each of these portfolios' total operating expenses includes fees for management and shareholder services and other expenses (custodial, legal, accounting, and other miscellaneous fees). The fees for the Fidelity Portfolios are based on the Initial Class. See the VIP prospectuses for additional information on how these charges are determined and on the minimum and maximum charges allowed.


The other funds have annual management fees that are based on the monthly average of the net assets in each of the portfolios. See the portfolio company prospectuses for details.


USING YOUR POLICY FUND

The Policy Fund

Your policy fund is the sum of Your amounts in the various investment divisions and in the General Account (including any amount in Our General Account securing a policy loan). Your policy fund reflects various charges. See "Deductions and Charges" on page 52. Monthly deductions are made on the policy date and on the first day of each policy month. Transaction and surrender charges are made on the effective date of the transaction. Charges against Our Separate Account are reflected daily.

Your policy fund begins with Your first premium payment. From Your premium We deduct a premium charge and the first monthly deduction (and any per premium expenses) as described in the "Deductions From Your Premiums" section on page
52. The balance of the premium is Your beginning policy fund.


Your policy fund reflects:

     o    the amount and frequency of premium payments,

     o deductions for the cost of insurance, additional benefits and other charges,

     o    the investment performance of Your chosen investment divisions,

     o    interest earned on amounts allocated to the General Account,

     o    loans, and

     o    partial withdrawals.

We guarantee amounts allocated to the General Account. There is no guaranteed minimum policy fund for amounts allocated to the investment divisions of Our
Separate Account. An investment division's performance will cause Your policy fund to go up or down. You bear that investment risk.

Amounts In Our Separate Account

Amounts allocated or transferred to the investment divisions are used to purchase accumulation units. Accumulation units of an investment division are purchased when You allocate net premiums, repay loans or transfer amounts to that division. Accumulation units are redeemed when You make withdrawals, when
You transfer amounts from an investment division (including transfers for loans), when We make monthly deductions and charges, and when We pay the death benefit. The number of accumulation units purchased or redeemed in an investment division is calculated by dividing the dollar amount of the transaction by the division's accumulation unit value at the end of that day if it is a business day, otherwise the next business day's value is used. The value You have in an investment division is the accumulation unit value times the number of accumulation units credited to You. The number of accumulation units credited to You will not vary because of changes in accumulation unit values.


How We Determine The Accumulation Unit Value
We determine accumulation unit values for the investment divisions at the end of each business day. Accumulation unit values fluctuate with the investment performance of the corresponding portfolios of the funds. They reflect investment income, the portfolio's realized and unrealized capital gains and losses, the funds' expenses, and Our deductions and charges. The accumulation unit value for each investment division is set at $10.00 on the first day there are policy transactions in Our Separate Account associated with these policies.
After that, the accumulation unit value for any business day is equal to the accumulation unit value for the previous business day multiplied by the net investment factor for that division on that business day.

We determine the net investment factor for each investment division every business day as follows:

     o We take the value of the shares belonging to the division in the corresponding fund portfolio at the close of business that day (before giving effect to any policy transactions for that day, such as premium payments or surrenders). We use the share value reported to Us by the fund.

     o We add any dividends or capital gains distributions paid by the portfolio on that day.

     o We divide this amount by the value of the amounts in the investment division at the close of business on the preceding business day (after giving effect to any policy transactions on that day).

     o We subtract a daily asset charge for each calendar day between business days (for example, a Monday calculation may include charges for Saturday and Sunday). The daily charge is .0024547%, which is an effective annual rate of 0.90%. We currently intend to reduce this charge to 0.50% after the 20th policy year. (This reduction is not guaranteed). (See "Mortality and Expense Risks" on page 52.)

     o We may also subtract any daily charge for taxes or amounts set aside as tax reserves.

Policy Fund Transactions

The transactions described below may have different effects on Your policy fund, death benefit, face amount or cost of insurance deductions. You should consider the net effects before making any policy fund transactions. Certain transactions have fees. Remember that upon completion of these transactions, You may not have Your policy fund allocated to more than 10 investment divisions.


Transfers Of Policy Fund

You may transfer amounts among the investment divisions and between the General
Account and any investment divisions. To make a transfer of policy fund, write to Our Executive Office at the address shown on the cover age of this prospectus. You may also call-in Your requests to Our Executive Office toll-free at (800) 272-1642 or fax Your requests to Our Executive Office at (605)
373-8557. Any requests sent to another number may not be considered received in Our Executive Office. Currently, You may make an unlimited number of transfers of policy fund in each policy year (subject to the "Transfer Limitations" below). We reserve the right to assess a $25 charge for each transfer after the 12th in a policy year. We reserve the right to eliminate and/or severely restrict the transfer privilege in any manner We deem appropriate for some, all or specific policy owners. If We charge You for making a transfer, then We will allocate the charge as described under "Deductions and Charges" - How Policy
Fund Charges Are Allocated" on page 55. Although a single transfer request may include multiple transfers, it will be considered a single transfer for fee purposes.


The total amount that can be transferred from the General Account to the Separate Account, in any policy year, cannot exceed the larger of:

     1. 25% of the unloaned amount in the General Account at the beginning of the policy year, or

     2.   $25,000. (We reserve the right to decrease this to $1,000.)


These limits do not apply to transfers made in a Dollar Cost Averaging program that extends over a time period of 12 or more months.


Completed transfer requests received at Our Executive Office before the New York
Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed transfer request after the close of regular trading on the New York Stock Exchange, We will process the transfer request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.


The minimum transfer amount is $200. The minimum amount does not have to come from or be transferred to just one investment division. The only requirement is that the total amount transferred that day equals the transfer minimum.



Transfer Limitations
Frequent, large, programmed or short-term transfers among investment divisions, such as those associated with "market timing" transactions, can adversely affect the portfolios and the returns achieved by policy owners. In particular, such transfers may dilute the value of the portfolios' shares, interfere with the efficient management of the portfolios' investments, and increase brokerage and administrative costs of the portfolios. In order to try to protect Our policy owners and the portfolios from potentially harmful trading activity, We have implemented certain market timing policies and procedures (the "market timing procedures"). Our market timing procedures are designed to detect and prevent frequent or short-term transfer activity among the investment divisions of the Separate Account that may adversely affect other policy owners or portfolio shareholders.

More specifically, currently Our market timing procedures are intended to detect potentially harmful trading or transfer activity by monitoring for any two interfund transfer requests on a policy within a two to five business day period, in which the requests are moving to and from identical subaccounts (for example, a transfer from MFS New Discovery Series to FI Money Market, followed by a transfer from Money Market back to New Discovery within five business days).

We will review transfer requests, daily blotters, and transaction logs in an attempt to identify transfers that exceed these transfer parameters. When We identify a second trade within five days of the first, We will review those transfers (and other transfers in the same policy) to determine if, in Our judgment, the transfers are part of a market timing strategy or otherwise have the potential to be harmful. We will honor and process the second transfer request, but if We believe that the activity is potentially harmful, We will suspend that policy's transfer privileges and We will not accept another transfer request for 14 business days. We will attempt to inform the policy owner (or Registered Representative) by telephone that their transfers have been deemed potentially harmful to others and that their transfer privilege is suspended for 14 days. If We do not succeed in reaching the policy owner or Registered Representative by phone, We will send a letter by first class mail to the policy owner's address of record.

In addition to Our own market timing procedures, managers of the investment portfolios might contact Us if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, We will take appropriate action to protect others. In particular, We may, and We reserve the right to, reverse a potentially harmful transfer. If so, We will inform the policy owner and/or Registered Representative.

In Our sole discretion, We may revise Our market timing procedures at any time without prior notice as We deem necessary or appropriate to better detect and deter frequent, programmed, large, or short-term transfers that may adversely affect other policy owners or portfolio shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We may change Our parameters to monitor for a different number of transfers with different time periods, and We may include other factors, such as the size of transfers made by policy owners within given periods of time, as well as the number of "round trip" transfers into and out of particular investment divisions. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, We may aggregate transfers made in two or more policies that We believe are connected (for example, two policies with the same owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).

We do not include transfers made pursuant to the dollar cost averaging program, enhanced dollar cost averaging program, and portfolio rebalancing program in these limitations. We may vary Our market timing procedures from investment division to investment division, and may be more restrictive with regard to certain investment divisions than others. We may not always apply these detections methods to investment divisions investing in portfolios that, in Our judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.

We reserve the right to place restrictions on the methods of implementing transfers for some or all policy owners that We believe might otherwise engage in trading activity that is harmful to others. For example, We might only accept transfers by original "wet" policy owner signature conveyed through the U.S.
mail (that is, We can refuse transfer requests submitted by phone, facsimile, e-mail or by any other electronic means). We also reserve the right to implement and administer redemption fees imposed by one or more of the portfolios in the future.

Policy owners seeking to engage in frequent, programmed, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations. In addition, the terms of the policy may also limit Our ability to restrict or deter harmful transfers. Furthermore, the identification of policy owners determined to be engaged in transfer activity that may adversely affect other policy owners or portfolios' shareholders involves judgments that are inherently subjective. Accordingly, despite Our best efforts, We cannot guarantee that Our market timing procedures will detect every potential market timer, but We apply Our market timing procedures consistently to all policy owners without special arrangement, waiver, or exception. We may vary Our market timing procedures among Our other variable insurance products to account for differences in various factors, such as operational systems and contract provisions. In addition, because other insurance companies and/or retirement plans may invest in the portfolios, We cannot guarantee that the portfolios will not suffer harm from frequent, programmed, large, or short-term transfers among investment divisions of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

To the extent permitted by applicable law, We reserve the right to defer the transfer privilege at any time that We are unable to purchase or redeem shares of any of the portfolios available through the Separate Account, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities or other potentially abusive transfers. You should read the prospectuses of the portfolios for more details on their ability to refuse or restrict purchases or redemptions of their shares.


Dollar Cost Averaging
The Dollar Cost Averaging (DCA) program enables You to make monthly transfers of a predetermined dollar amount from the DCA source account (any investment division or the General Account) into one or more of the investment divisions.
By allocating monthly, as opposed to allocating the total amount at one time, You may reduce the impact of market fluctuations. This plan of investing does not insure a profit or protect against a loss in declining markets. The minimum monthly amount to be transferred using DCA is $200.


You can elect the DCA program at any time. You must complete the proper request form and send it to Us at Our Executive Office, and there must be a sufficient amount in the DCA source account. The minimum amount required in the DCA source account for DCA to begin is a sum of $2,400 and the minimum premium. You can get a sufficient amount by paying a premium with the DCA request form, allocating premiums, or transferring amounts to the DCA source account. The DCA election will specify:


     a.   the DCA source account from which DCA transfers will be made,

     b. that any money received with the form is to be placed into the DCA source account,

     c. the total monthly amount to be transferred to the other investment divisions, and

     d. how that monthly amount is to be allocated among the investment divisions.

The DCA request form must be received with any premium payments You intend to apply to DCA.


Once DCA is elected, additional net premiums can be deposited into the DCA source account by sending them in with a DCA request form. All amounts in the DCA source account will be available for transfer under the DCA program.


Any premium payments received while the DCA program is in effect will be allocated using the allocation percentages from the DCA request form, unless You specify otherwise. You may change the DCA allocation percentages or DCA transfer amounts twice during a policy year.

If it is requested when the policy is issued, then DCA will start at the beginning of the 2nd policy month. If it is requested after issue, then DCA will start at the beginning of the 1st policy month which occurs at least 30 days after the request is received.

DCA will last until the value in the DCA source account is exhausted or until We receive Your written termination request. DCA automatically terminates on the maturity date.

We do not charge any specific fees for You to participate in a DCA program.
However, transfers made through a DCA program which only extends for fewer than 12 months will be included in counting the number of transfers of policy fund.
While We currently allow an unlimited number of free transfers, We do reserve the right to charge for each transfer after the 12th one in any policy year.

We reserve the right to end the DCA program by sending You one month's notice.

Portfolio Rebalancing

The Portfolio Rebalancing Option allows policy owners, who are not participating in a Dollar Cost Averaging program, to have Midland National automatically reset the percentage of policy fund allocated to each investment division to a pre-set level. For example, You may wish to specify that 30% of Your policy fund be allocated to the VIP Growth Investment Division, 40% in the VIP High Income
Investment Division and 30% in VIP Overseas Investment Division. Over time, the variations in the investment division's investment results will shift the percentage allocations of Your policy fund. If You elect this option, then at each policy anniversary, We will transfer amounts needed to "balance" the policy fund to the specified percentages selected by You.


Rebalancing is not available to amounts in the General Account. Rebalancing may result in transferring amounts from an investment division earning a relatively high return to one earning a relatively low return.

Even with a Portfolio Rebalancing Option, You can only allocate Your total policy fund in up to at most 10 investment divisions. Portfolio Rebalancing will remain in effect until We receive Your written termination request. We reserve the right to end the Portfolio Rebalancing Option by sending You one month's notice. Contact Us at Our Executive Office to elect the Portfolio Rebalancing
Option.

We do not charge any specific fees for You to participate in a portfolio rebalancing program. However, transfers made through a portfolio rebalancing program which only extends for fewer than 12 months will be included in counting the number of transfers of policy fund. While We currently allow an unlimited number of free transfers, We do reserve the right to charge for each transfer after the 12th one in any policy year.

Policy Loans

Using only Your policy as security, You may borrow up to 92% of the net cash surrender value. If You request an additional loan, then the outstanding loan and loan interest will be added to the additional loan amount and the original loan will be canceled. Thus, You will only have one outstanding loan.

A loan taken from, or secured by, a policy may have federal income tax consequences. See "TAX EFFECTS" on page 57.

You may request a loan by contacting Our Executive Office. You should tell Us how much of the loan You want taken from Your unloaned amount in the General
Account or from the Separate Account investment divisions. If You do not tell Us how to allocate Your loan, the loan will be allocated according to Your deduction allocation percentages as described under "How Policy Fund Charges Are
Allocated" on page 55. If the loan cannot be allocated this way, then We will allocate it in proportion to the unloaned amounts of Your policy fund in the General Account and each investment division. We will redeem units from each investment division equal in value to the amount of the loan allocated to that investment division and transfer these amounts to the General Account.


Interest Credited on Policy Loans. The portion of the General Account that is equal to the policy loan will be credited with interest at a rate of 3.5% per year.


Policy Loan Interest Charged: After the 10th policy year, We guarantee that We will offer zero cost loans which will be available for the portion of the loan that is from earnings (the earnings are equal to the policy fund less the premiums paid). The annual interest rate charged on zero cost loans is guaranteed to be 3.5% (which is the same rate We guarantee to credit on zero cost loans). A zero cost loan may have tax consequences. See "TAX EFFECTS" on page 57.


Currently, the annual interest rate We charge on standard loans is 5.5%. We guarantee that the rate charged on standard loans will not exceed 8% per year.


Interest is due on each policy anniversary or, if earlier, on the date of loan repayment, surrender, or Insured's death. If You do not pay the interest when it is due, then it will be added to Your outstanding loan and allocated based on the deduction allocation percentages for Your policy fund. This means We make an additional loan to pay the interest and will transfer amounts from the General
Account or the investment divisions to make the loan. If We cannot allocate the interest based on these percentages, then We will allocate it as described above.


Repaying The Loan. You may repay all or part of a policy loan while Your policy is inforce. While You have a policy loan, We assume that any money You send Us is meant to repay the loan. If You wish to have any of these payments serve as premium payments, then You must tell Us in writing.

You may choose how You want Us to allocate Your repayments. If You do not give
Us instructions, We will allocate Your repayments based on Your premium allocation percentages.

The Effects Of A Policy Loan On Your Policy Fund. A loan against Your policy will have a permanent effect on Your policy fund and benefits, even if the loan is repaid. When You borrow on Your policy, We transfer Your loan amount into Our
General Account where it earns a declared rate of interest. You cannot invest that loan amount in any Separate Account investment divisions. You may earn more or less on the loan amount, depending on the performance of the investment divisions and whether they are better or worse than the 3.5% annual interest We credit on the portion of the General Account securing the loan. A policy loan will reduce the policy's ultimate death benefit and net cash surrender value.

Your Policy May Lapse. Your loan may affect the amount of time that Your policy remains inforce. For example, Your policy may lapse because the loaned amount cannot be used to cover the monthly deductions that are taken from Your policy fund. If these deductions are more than the net cash surrender value of Your policy, then the policy's lapse provisions may apply. Since the policy permits loans up to 92% of the cash surrender value less policy debt, loan repayments or additional premium payments may be required to keep the policy inforce, especially if You borrow the maximum.

Withdrawing Money From Your Policy Fund

You may request a partial withdrawal of Your net cash surrender value by writing to Our Executive Office. You may also request a partial withdrawal by calling Us at Our Executive Office toll-free at (800) 272-1642 or faxing Us at Our
Executive Office at (605) 373-8557. Any requests sent to another number will not be considered received in Our Executive Office. If You make more than one partial withdrawal in a policy year, We will impose a partial withdrawal charge as explained in the paragraph entitled "Withdrawal Charges" listed below.
Partial withdrawals are subject to certain conditions. They must:


     o    be at least $200,

     o total no more than 50% of the net cash surrender value in any policy year,

     o allow the death benefit to remain above the minimum for which We would issue the policy at that time, and

     o allow the policy to still qualify as life insurance under applicable tax law.


You may specify how much of the withdrawal You want taken from each investment division and Our General Account. If You do not tell Us, then We will make the withdrawal as described in "Deductions and Charges - How Policy Fund Charges Are
Allocated" on page 55.

Completed partial withdrawal requests received at Our Executive Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m.
Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed partial withdrawal request after the close of regular trading on the New York Stock Exchange, We will process the partial withdrawal request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.

Withdrawal Charges. When You make a partial withdrawal more than once in a policy year, a charge of $25 (or 2% of the amount withdrawn, whichever is less), will be deducted from Your policy fund. If You do not give Us instructions for deducting the charge, then it will be deducted as described under "Deductions and Charges - How Policy Fund Charges Are Allocated" on page 55.


In general, We do not permit You to make a withdrawal on monies for which Your premium check has not cleared Your bank.


The Effects Of A Partial Withdrawal. A partial withdrawal reduces the amount in
Your policy fund, the cash surrender value and generally the death benefit on a dollar-for-dollar basis. However if, the death benefit is based on the corridor percentage multiple, then the death benefit reduction could be greater. If You have elected death benefit option 1, then We will also reduce the face amount of Your policy so that there will be no change in the net amount at risk. We will send You a new Schedule of Policy Benefits to reflect this change. Both the withdrawal and any deductions will be effective as of the business day We receive Your request at Our Executive Office.

Depending on individual circumstances, a policy loan might be better than a partial withdrawal if You need temporary cash. A withdrawal may have tax consequences. See "TAX EFFECTS" on page 57.


Surrendering Your Policy

You may surrender Your policy for its net cash surrender value while the insured person is living. You do this by sending both a written request and the policy to Our Executive Office. If You surrender Your policy or allow it to lapse during the surrender charge period, We will assess a surrender charge. The net cash surrender value equals the cash surrender value minus any loan outstanding
(including loan interest). The net cash surrender value may be very low, especially during the early policy years. During the surrender charge period
(this period of time is the earlier of 15 policy years after the date of issue or an increase in face amount or attained at age 95), the cash surrender value is the policy fund minus the surrender charge after the date of issue or an increase in face amount. After the surrender charge period, the cash surrender value equals the policy fund. We will compute the net cash surrender value as of the business day We receive Your request and policy at Our Executive Office. All of Your insurance coverage will end on that date.

Completed surrender requests received at Our Executive Office before the New
York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed surrender request after the close of regular trading on the New York Stock Exchange, We will process the surrender request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.


A surrender may have income tax consequences.

                               THE GENERAL ACCOUNT

You may allocate all or some of Your policy fund to the General Account. The
General Account pays interest at a declared rate. We guarantee the principal after deductions. The General Account supports Our insurance and annuity obligations. Because of applicable exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities
Act of 1933, and the General Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus for Your information and which relate to the General Account.

You may accumulate amounts in the General Account by:

     o    allocating net premium and loan payments,

     o    transferring amounts from the investment divisions,

     o    securing any policy loans, or

     o    earning interest on amounts You already have in the General Account.


This amount is reduced by transfers, withdrawals and allocated deductions.


We pay interest on all Your amounts in the General Account. The annual interest rates will never be less than 3.5%. We may, at Our sole discretion, credit interest in excess of 3.5%. You assume the risk that interest credited may not exceed 3.5% per year. We may pay different rates on unloaned and loaned amounts in the General Account. Interest compounds daily at an effective annual rate that equals the annual rate We declare.


You may request a transfer between the General Account and one or more of the investment divisions, within limits. See "Transfers Of Policy Fund" on page 44.


The General Account may not be available in all states. Your state of issue will determine if the General Account is available on Your policy. Please check Your policy form to see if the General Account is available on Your policy.

Deductions and Charges

Deductions From Your Premiums
We deduct a premium charge, and in some cases a service charge from each premium. The rest of each premium (called the net premium) is placed in Your policy fund.

Since this charge is a percentage of paid premiums, the amount of the charge will vary with the amount of the premium.

Premium Charge. We deduct a 6.5% premium charge from each premium payment.
Currently, We plan to eliminate this charge after 15 policy years. We also currently waive the 6.5% premium charge in any policy year once the total premium paid exceeds the "load premium" (the load premium varies for each policy, but You can obtain this premium by contacting the Executive Office or Your agent). Neither the elimination of the premium load after 15 policy years nor the waiver of the charge in a single policy year after payment of the "load premium" is guaranteed. This charge partially reimburses Us for premium taxes We incur and for the selling and distribution costs of this policy. The percentage
We estimate to be paid for premium taxes is an average of what We anticipate owing, and therefore, may exceed that actual rate imposed by Your state.


Our distribution costs include commissions and the costs of preparing sales literature and printing prospectuses. (We also deduct a surrender charge if You surrender Your policy for its net cash surrender value or let Your policy lapse during the surrender charge period. See "Surrender Charge" on page 55.)


Service Charge. If You have chosen the Civil Service Allotment Mode, then We deduct $.46 (forty-six cents) from each premium payment. The $.46 covers the extra expenses We incur in processing bi-weekly premium payments.

Charges Against The Separate Account
Fees and charges allocated to the investment divisions reduce the amount in Your policy fund.


Mortality and Expense Risk. We charge for assuming mortality and expense risks.
We guarantee that monthly administrative and insurance deductions from Your policy fund will never be greater than the maximum amounts shown in Your policy.
The mortality risk We assume is that insured people will live for shorter periods than We estimated. When this happens, We have to pay a greater amount of death benefits than We expected. The expense risk We assume is that the cost of issuing and administering policies will be greater than We expected. We deduct a daily charge for mortality and expense risks at an effective annual rate of 0.90% of the value of assets in the Separate Account attributable to the policy.
We currently intend to reduce this charge to 0.50% after the 20th policy year
(this reduction is not guaranteed). The investment divisions' accumulation unit values reflect this charge. See "Using Your Policy Fund - How We Determine The
Accumulation Unit Value" on page 43. If the money We collect from this charge is not needed, then We profit. We expect to make money from this charge. To the extent sales expenses are not covered by the premium load and surrender charge, Our General Account funds, which may include amounts derived from this mortality and expense risk charge, will be used to cover sales expenses.


Tax Reserve. We reserve the right to charge for taxes or tax reserves, which may reduce the investment performance of the investment divisions. Currently, no such charge is made.

Monthly Deductions From Your Policy Fund
At the beginning of each policy month (including the policy date), the following three deductions are taken from Your policy fund.

     1. Expense Charge: This charge is $7.00 per month. This charge covers the continuing costs of maintaining Your policy, such as premium billing and collections, claim processing, policy transactions, record keeping, communications with owners and other expense and overhead items.

     2. Charges for Additional Benefits: Monthly deductions are made for the cost of any additional benefits. We may change these charges, but Your policy contains tables showing the guaranteed maximum rates for all of these insurance costs. With the exception of the Living Needs Rider and the Automatic Benefit Increase, the charges for any additional benefits You select will be deducted on the policy rider date and each monthly anniversary thereafter. See the FEE TABLE on page 15 for details.

     3. Cost of Insurance Deduction: The cost of insurance deduction is Our current monthly cost of insurance rate times the net amount at risk at the beginning of the policy month. The net amount at risk is the difference between Your death benefit and Your policy fund. If the current death benefit for the month is increased due to the requirements of federal tax law, then Your net amount at risk for the month will also increase. For this purpose, Your policy fund amount is determined before deduction of the cost of insurance deduction, but after all of the other deductions due on that date. The amount of the cost of insurance deduction will vary from month to month with changes in the net amount at risk. We may profit from this charge.


The cost of insurance rate is based on the sex, attained age, and rating class of the insured person at the time of the charge. (In Montana, there are no distinctions based on sex.) We place the insured person that is a standard risk in the following rate classes: preferred plus non-smoker, preferred non-smoker, non-smoker, preferred smoker, and smoker. The insured person may also be placed in a rate class involving a higher mortality risk, known as a substandard class.
We may change the cost of insurance rates, but they will never be more than the guaranteed maximum rates set forth in Your policy. The maximum charges are based on the charges specified in the Commissioner's 1980 Standard Ordinary Mortality
Table. The table below shows the current and guaranteed maximum monthly cost of insurance rates per $1,000 of net amount at risk for a male, preferred, non-smoker, standard risk at various ages.

              Illustrative Table of Monthly Cost of Insurance Rates
                   (Rounded) per $1,000 of Net Amount at Risk

       Male                     Guaranteed                        Current
     Attained                     Maximum                 (Preferred Non-Smoker)
        Age                        Rate                            Rate
        ---                        ----                            ----
        25                          .13                             .10
        35                          .14                             .11
        45                          .29                             .21
        55                          .69                             .39
        65                         1.87                             .89


For example, for a male preferred non-smoker, age 35 with a $100,000 face amount death benefit option 1 policy and an initial premium of $1,000, the first monthly deduction (taken on the date the policy is issued) is $17.90. This example assumes the current monthly expense charge of $7.00 and the current cost of insurance deduction of $10.90. The $10.90 is calculated multiplying the current monthly cost of insurance rate per $1,000 ($0.11) times the amount at risk ($100,000 face less the initial cash value of $928 which is $1,000 of premium less the $65 for the premium charge less the $7.00 expense charge). This example assumes that there are no riders or other additional benefits.


The preferred smoker cost of insurance rates are lower than the smoker cost of insurance rates and the non-smoker cost of insurance rates are lower than the preferred smoker cost of insurance rates. To qualify, an insured must be a standard risk and must meet additional requirements that relate to smoking habits. The reduced cost of insurance rates depends on such variables as the attained age and sex of the insured.

The preferred non-smoker cost of insurance rates are lower than the non-smoker cost of insurance rates, and the preferred plus non-smoker rates are below the preferred non-smoker rates. To qualify for the preferred non-smoker classes, the insured person must be age 20 or over and meet certain underwriting requirements.


If the policy is purchased in connection with an employment-related insurance or benefit plan, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964. In 1983, the United States Supreme Court held that under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

Changes in Monthly Deductions. Any changes in the cost of insurance, charges for additional benefits or expense charges will be by class of insured and will be based on changes in future expectations of investment earnings, mortality, the length of time policies will remain in effect, expenses and taxes.

Automatic Benefit Increase Charges. There is no separate charge for the Automatic Benefit Increase (ABI) provision. The ABI can automatically increase
Your face amount every two years, based on increases in the Consumer Price
Index. You will be notified 30 days prior to the increase taking effect. As the automatic increases are applied (see "Additional Benefits" page 33 for more information) the face amount of insurance will increase causing an increase in the amount at risk .The monthly cost of insurance deduction will increase to cover the additional amount at risk. You have the right to reject any increase by sending Us a written notice before it takes effect. If you reject an increase, then the ABI provision terminates.


Transaction Charges
In addition to the deductions described above, We charge fees for certain policy transactions:

     o Partial Withdrawal of net cash surrender value. You may make one partial withdrawal during each policy year without a charge. There is an administrative charge of $25 or 2 percent of the amount withdrawn, whichever is less, each time You make a partial withdrawal if more than one withdrawal is made during a year.

     o Transfers. Currently, We do not charge when You make transfers of policy fund among investment divisions. We reserve the right to assess a $25 charge for each transfer after the twelfth in a policy year.


How Policy Fund Charges Are Allocated
Generally, deductions from Your policy fund for monthly or partial withdrawal charges are made from the investment divisions and the unloaned portion of the General Account. They are made in accordance with Your specified deduction allocation percentages unless You instruct Us otherwise. Your deduction allocation percentages may be any whole numbers (from 0 to 100) which add up to
100. You may change Your deduction allocation percentages by writing to Our
Executive Office. Changes will be effective as of the date We receive them.

If We cannot make a deduction in accordance with these percentages, We will make it based on the proportion of (a) to (b) where (a) is Your unloaned amounts in General Account and Your amounts in the investment divisions and (b) is the total unloaned amount of Your policy fund.

Deductions for transfer charges are made equally between the investment divisions from which the transfer was made. For example, if the transfer is made from two investment divisions, then the transfer charge assessed to each of the investment divisions will be $12.50.


Loan Charge
Loan interest is charged in arrears on the outstanding loan. Loan interest that is unpaid when due will be added to the outstanding loan on each policy anniversary (or, if earlier, on the date of loan repayment, policy lapse, surrender, policy termination, or the insured's death) and will bear interest at the same rate of the loan. We currently charge an annual interest rate of 5.5% on loans.

After offsetting the 3.5% annual interest rate that We guarantee We will credit to the portion of Our General Account securing the loan against the maximum loan interest rate of 8.0%, the maximum guaranteed net cost of the loans is 4.5% annually in policy years 1-10. However, the current net cost of the loans is 2.0% annually in policy years 1-10. The current net cost of 2.0% for policy years 1-10 is derived by taking the 5.5% annual interest rate that We currently charge on loans and reducing it by the 3.5% annual interest rate We credit to the portion of the General Account securing the standard loan. If You take a loan after the 10th policy year, We guarantee that the cost of the loan will be 0%.


Surrender Charge

The surrender charge is the difference between the amount in Your policy fund and Your policy's cash surrender value for the surrender charge period (this period of time is the earlier of 15 policy years after the date of issue or increase in face amount, or attained age 95). It is a contingent charge designed to partially recover Our expenses in distributing and issuing policies which are terminated by surrender or lapse in their early years (the premium charge is also designed to partially reimburse Us for these expenses). It is a contingent load because You pay it only if You surrender Your policy (or let it lapse) during the surrender charge period. The amount of the charge in a policy year is not necessarily related to Our actual sales expenses in that year. We anticipate that the premium charge and surrender charge will not fully cover Our sales expenses. If sales expenses are not covered by the premium charge and surrender charges, We will cover them with other funds. The net cash surrender value, the amount We pay You if You surrender Your policy for cash, equals the cash surrender value minus any policy debt. The cash surrender value is the policy fund minus the surrender charge. See "Surrendering Your Policy" on page 51.


The first year surrender charge varies by the issue age, sex and class of the insured at the time the policy is issued. The maximum charge for Your policy per $1,000 of face amount is the first year charge. The first year charge, on a per $1,000 of face amount basis, gradually decreases over the surrender charge period (this period of time is the earlier of 15 policy years or attained age
95) and is $0.00 after the surrender charge period expires.


The following table provides some examples of the first year surrender charge.
The maximum first year surrender charge for all issue ages, sexes, and classes is $24.00 per $1,000 of face amount. The $24.00 per $1,000 of face amountsurrender charge occurs for males issued at a smoker class with issue ages at 63 or older. Your policy will specify the actual surrender charge rate, per $1,000 of face amount, for all durations in the surrender charge period. The table below is only intended to give You an idea of the level of first year surrender charges for a few sample issue ages, sexes and classes.

                      Table of First Year Surrender Charges
                            Per $1,000 of Face Amount

                                                         Surrender Charge
                                                           Per $1,000 of
    Issue Age            Sex              Class             Face Amount

       15               Male            Non-Smoker             $2.58
       15              Female           Non-Smoker             $2.10

       35               Male            Non-Smoker             $6.00
       35               Male              Smoker               $7.25

       55              Female           Non-Smoker            $16.50
       55              Female             Smoker              $13.00

       65               Male              Smoker              $24.00
       65              Female             Smoker              $21.50


A face amount decrease will not reduce the surrender charge. If the face amount is increased, then there will be a new surrender charge and a new 15 year surrender charge period for the amount of the increase. The surrender charge for the face amount increase will equal the surrender charge for a new policy with:


     (a)  The initial face amount set equal to the face amount increase

     (b) The insured's policy age on the policy date equal to the policy age on the date of the face amount increase; and

     (c)  The premium class for the face amount increase.

Suppose You bought Your policy at issue age 35 under a male nonsmoker class with a face amount of $200,000. During the 10th policy year, You decided to increase
Your face amount by $100,000 to obtain a total face amount of $300,000. If the face amount increase was determined to be acceptable to Us under the nonsmoker class, the surrender charge for Your $100,000 of increase would be the same as a new policy with the following surrender charge criteria:

     (a)  face amount of $100,000

     (b) a policy age of 44 (the increase was effective during the 10th policy year before the policy anniversary at which You attained age 45)

     (c)  a premium class of male nonsmoker

The original $200,000 of face amount would continue to fall under the surrender charge schedule established at the issue date of the policy, but the $100,000 of face amount increase would begin a new surrender charge schedule with the criteria stated in (a) through (c) above. At the time a face amount increase becomes effective We will send You an endorsement to Your policy which states the surrender charge criteria and surrender charge amounts.


Portfolio Expenses
The value of the net assets of each investment division reflects the management fees and other expenses incurred by the corresponding portfolio in which the investment divisions invest. Some portfolios also deduct 12b-1 fees from portfolio assets. You pay these fees and expenses indirectly. For further information, consult the portfolios' prospectuses.


                                   TAX EFFECTS

INTRODUCTION

The following summary provides a general description of the federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice.
Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon Our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY


In order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, We believe that a policy issued on a standard rate class basis should satisfy the applicable requirements. There is less guidance, however, with respect to policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements, particularly if You pay the full amount of premiums under the policy. If it is subsequently determined that a policy does not satisfy the applicable requirements, We may take appropriate steps to bring the policy into compliance with such requirements and We reserve the right to restrict policy transactions in order to do so.

In some circumstances, owners of variable policies who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, We believe that the owner of a policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying separate account assets.

In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the policies to be treated as life insurance policies for federal income tax purposes. It is intended that the Separate Account, through the eligible funds, will satisfy these diversification requirements.


The following discussion assumes that the policy will qualify as a life insurance policy for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

In General

We believe that the death benefit under a policy should generally be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. A tax advisor should be consulted on these consequences.


Generally, the policy owner will not be deemed to be in constructive receipt of the policy cash value until there is a distribution. When distributions from a policy occur, or when loans are taken out from or secured by a policy, the tax consequences depend on whether the policy is classified as a "modified endowment contract."

Modified Endowment Contracts

Under the Internal Revenue Code, certain life insurance policies are classified as "Modified Endowment Contracts" (MEC), with less favorable tax treatment than other life insurance policies. Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether it is classified as a MEC. In general a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the "7-pay test." A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid into the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the policy during the first seven years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a "material change" in the policy's benefits or other terms, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit, which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent Your policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective policy owner should consult a tax advisor to determine whether a policy transaction will cause the policy to be classified as a MEC.


Distributions Other Than Death Benefits from Modified Endowment Contracts
Policies classified as modified endowment contracts are subject to the following tax rules:

     1. All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the policy owner's investment in the policy only after all gain has been distributed.

     2. Loans taken from or secured by a policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

     3. A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the policy owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner's beneficiary or designated beneficiary.

If a policy becomes a modified endowment contract, distributions that occur during the policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.


Distributions Other Than Death Benefits from Policies that are not Modified
Endowment Contracts
Distributions other than death benefits from a policy that is not classified as a modified endowment contract are generally treated first as a recovery of the policy owner's investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance policy for federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a policy that is not a modified endowment contract are generally not treated as distributions. However, the tax consequences associated with loans after the 10th policy year are less clear and a tax advisor should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy
Your investment in the policy is generally Your aggregate premiums. When a distribution is taken from the policy, Your investment in the policy is reduced by the amount of the distribution that is tax-free.

Policy Loans
In general, interest on a policy loan will not be deductible. If a policy loan is outstanding when a policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a policy loan, You should consult a tax advisor as to the tax consequences.

Withholding
To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.

Multiple Policies
All modified endowment contracts that are issued by Us (or Our affiliates) to the same policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the policy owner's income when a taxable distribution occurs.

Continuation of Policy Beyond Age 100
The tax consequences of continuing the policy beyond the insured's 100th year are unclear. You should consult a tax advisor if You intend to keep the policy inforce beyond the insured's 100th year.


Living Needs Rider
We believe that payments received under the Living Needs rider should be fully excludable from the gross income of the beneficiary if the beneficiary is the Insured under the policy. However, You should consult a qualified tax adviser about the consequences of adding this rider to a policy or requesting payment under this rider.


Business Uses of Policy
Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If You are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, You should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax advisor.

Split-Dollar Arrangements
The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.

Additionally, On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing policy, or the purchase of a new policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Tax Shelter Regulations
Prospective owners should consult a tax advisor about the treatment of the policy under the Treasury Regulations applicable to tax shelters.

Alternative Minimum Tax
There may also be an indirect tax upon the income in the policy or the proceeds of a policy under the federal corporate alternative minimum tax, if the owner is subject to that tax.

Other Tax Considerations
The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

Possible Tax Law Changes
Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the policy.

Our Income Taxes
Under current federal income tax law, We are not taxed on the Separate Account's operations. Thus, currently We do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes We may incur.


Under current laws in several states, We may incur state and local taxes .

                   ADDITIONAL INFORMATION ABOUT THE POLICIES


YOUR RIGHT TO EXAMINE THIS POLICY


For a limited period of time, as specified in Your policy, You have a right to examine the policy. If for any reason You are not satisfied with it, then You may cancel the policy. You can cancel the policy by sending it to Our Executive
Office along with a written cancellation request. Generally, Your cancellation request must be postmarked by the latest of the following dates:

If state law requires a longer right to examine period, it will be noted on the cover page of Your policy.


     o    10 days after You receive Your policy;

     o 10 days after We mail You a written notice telling You about Your rights to cancel (Notice of Withdrawal Right); or

     o    45 days after You sign Part 1 of the policy application.


In all cases, We allocate Your premiums according to Your instructions on the policy's record date. Generally, if You cancel Your policy, then We will return all of the charges deducted from Your paid premiums and policy fund, plus the policy fund. The policy fund will reflect both the positive and negative investment performance of the investment divisions chosen by You in the policy application. Where required by state law, We will refund the sum of all premiums paid.


Insurance coverage ends when You send Your request.

YOUR POLICY CAN LAPSE


Your policy's insurance coverage continues as long as the net cash surrender value of Your policy is enough to pay the monthly deductions that are taken out of Your policy fund. During the no lapse guarantee period, coverage continues if Your paid premiums (less loans and withdrawals) exceed the schedule of required no lapse guarantee premiums. If neither of these conditions is true at the beginning of any policy month, We will send written notification to You and any assignees on Our records that a 61-day grace period has begun. If You are in the no lapse guarantee period, this will tell You the amount of premium payment that is needed to satisfy the minimum requirement for two months. If You are not within the no lapse guarantee period, this notice will tell You the amount of premium payment that is needed to pay Your monthly deductions for two policy months.


If We receive payment of this amount before the end of the grace period, then We will use that amount to pay the overdue deductions. We will put any remaining balance in Your policy fund and allocate it in the same manner as Your previous premium payments.

If We do not receive payment within 61 days, then Your policy will lapse without value. We will withdraw any amount left in Your policy fund. We will apply this amount to the deductions owed to Us, including any applicable surrender charge.
We will inform You and any assignee that Your policy has ended without value.

If the insured person dies during the grace period, We will pay the insurance benefits to the beneficiary, minus any loan, loan interest, and overdue deductions.

YOU MAY REINSTATE YOUR POLICY

You may reinstate the policy within five years after it lapses if You did not surrender the policy for its net cash surrender value. To reinstate the policy, You must:

     o    complete an application for reinstatement,

     o provide satisfactory evidence of insurability for the person who is to be insured, o pay enough premium to cover all overdue monthly,

     o increase the policy fund so that the policy fund minus any policy debt equals or exceeds the surrender charge,

     o    cover the next two months' deductions, and

     o    pay or restore any policy debt.

The policy date of the reinstated policy will be the beginning of the policy month that coincides with or follows the date that We approve Your reinstatement application. Previous loans will not be reinstated.

POLICY PERIODS AND ANNIVERSARIES


We measure policy years, policy months, and policy anniversaries from the policy date shown on Your Schedule of Policy Benefits. Each policy month begins on the same day in each calendar month. The calendar days of 29, 30, and 31 are not used. Our right to challenge a policy and the suicide exclusion are measured from the policy date. See "Limits On Our Right To Challenge The Policy" on page
65.


MATURITY DATE

The maturity date is the first policy anniversary after the insured's 100th birthday. The policy ends on that date if the insured is still alive and the maturity benefit is paid.

If the insured survives to the maturity date and You would like to continue the policy, We will extend the maturity date as long as this policy still qualifies as life insurance according to the Internal Revenue Service and Your state.

In order to extend the maturity date, all of the following conditions must be satisfied.

     (a)  The policy can not be in the grace period;

     (b)  All of the policy fund must be transferred to either the General
          Account or the Money Market Investment Division;

     (c)  Ddeath benefit option 1 must be elected.

(See "Extended Maturity Option" on page 34 for further details about this option).


If the maturity date is extended, the policy may not qualify as life insurance and there may be tax consequences. A tax advisor should be consulted before You elect to extend the maturity date.

WE OWN THE ASSETS OF OUR SEPARATE ACCOUNT

We own the assets of Our Separate Account and use them to support Your policy and other variable life policies. We may permit charges owed to Us to stay in the Separate Account. Thus, We may also participate proportionately in the Separate Account. These accumulated amounts belong to Us and We may transfer them from the Separate Account to Our General Account. The assets in the Separate Account generally are not chargeable with liabilities arising out of any other business We conduct. Under certain unlikely circumstances, one investment division of the Separate Account may be liable for claims relating to the operations of another division.

CHANGING THE SEPARATE ACCOUNT

We have the right to modify how We operate Our Separate Account. We have the right to:


     o    add investment divisions to, or remove investment divisions from, Our
          Separate Account;

     o    combine two or more divisions within Our Separate Account;

     o withdraw assets relating to the policy from one investment division and put them into another;

     o eliminate the shares of a portfolio and substitute shares of another portfolio of the funds or another open-end investment company. This may happen if the shares of the portfolio are no longer available for investment or, if in Our judgment, further investment in the portfolio is inappropriate in view of the purposes of Separate Account A;


     o register or end the registration of Our Separate Account under the Investment Company Act of 1940;

     o operate Our Separate Account under the direction of a committee or discharge such a committee at any time (the committee may be composed entirely of interested parties of Midland National);

     o disregard instructions from policy owners regarding a change in the investment objectives of the portfolio or the approval or disapproval of an investment advisory policy. (We would do so only if required by state insurance regulatory authorities or otherwise pursuant to insurance law or regulation); and

     o operate Our Separate Account or one or more of the investment divisions in any other form the law allows, including a form that allows Us to make direct investments. In choosing these investments, We will rely on Our own or outside counsel for advice. In addition, We may disapprove of any change in investment advisors or in investment policies unless a law or regulation provides differently.


If automatic allocations (such as premiums automatically deducted from your paycheck or bank account, or dollar cost averaging or automatic rebalancing) are being made into an investment division that is removed or no longer available, and if You do not give Us other instructions, then any amounts that would have gone into the removed or closed investment division will be allocated to the money market investment division.


LIMITS ON OUR RIGHT TO CHALLENGE THE POLICY

We can challenge the validity of Your insurance policy (based on material misstatements in the application) if it appears that the insured person is not actually covered by the policy under Our rules. There are limits on how and when
We can challenge the policy:

     o We cannot challenge the policy after it has been in effect, during the insured person's lifetime, for two years from the date the policy was issued or reinstated. (Some states may require Us to measure this in some other way.)

     o We cannot challenge any policy change that requires evidence of insurability (such as an increase in face amount) after the change has been in effect for two years during the insured's lifetime.

     o We can challenge at any time (and require proof of continuing disability) an additional benefit that provides benefits to the insured person in the event that the insured person becomes totally disabled.

If the insured person dies during the time that We may challenge the validity of the policy, then We may delay payment until We decide whether to challenge the policy.

If the insured person's age or sex is misstated on any application, then the death benefit and any additional benefits will be changed. They will be those which would be purchased by the most recent deduction for the cost of insurance and the cost of any additional benefits at the insured person's correct age and sex.

If the insured person commits suicide within two years after the date on which the policy was issued or reinstated, then the death benefit will be limited to the total of all paid premiums minus the policy debt minus any partial withdrawals of net cash surrender value. If the insured person commits suicide within two years after the effective date of Your requested face amount increase, then We will pay the face amount which was in effect before the increase, plus the monthly cost of insurance deductions for the increase (Some states require Us to measure this time by some other date).

YOUR PAYMENT OPTIONS

You may choose for policy benefits and other payments (such as the net cash surrender value or death benefit) to be paid immediately in one lump sum or in another form of payment. Payments under these options are not affected by the investment performance of any investment division. Instead, interest accrues pursuant to the option chosen. If You do not arrange for a specific form of payment before the insured person dies, then the beneficiary will have this choice. However, if You do make an arrangement with Us for how the money will be paid, then the beneficiary cannot change Your choice. Payment options will also be subject to Our rules at the time of selection.

Lump Sum Payments
In most cases, when a death benefit is paid in a lump sum, We will pay the death benefit by establishing an interest bearing checking account, called the "Midland Access Account" for the beneficiary in the amount of the death benefit.
We will send the beneficiary a checkbook, and the beneficiary will have access to the account simply by writing a check for all or any part of the amount of the death benefit. The Midland Access Account is part of Our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of Our General Account, it is subject to the claims of Our creditors. We receive a benefit from all amounts left in the Midland Access
Accounts.

Optional Payment Methods
Our consent is required when an optional payment is selected and the payee is either an assignee or not a natural person (i.e., a corporation). Currently, these alternate payment options are only available if the proceeds applied are more than $1,000 and periodic payments are at least $20.

You have the following payment options:


     1. Interest Payments: The money will stay on deposit with Us for a period that We agree upon. You will receive interest on the money at a declared interest rate.

     2.   Installment Options: There are two ways that We pay installments:

          (a) Fixed Period: We will pay the amount applied in equal installments plus applicable interest, for a specified time, up to 30 years.

          (b) Fixed Amount: We will pay the sum in installments in an amount that We agree upon. We will continue to pay the installments until We pay the original amount, together with any interest You have earned.

     (3) Monthly Life Income Option: We will pay the money as monthly income for life. You may choose from 1 of 5 ways to receive the income. We will guarantee payments for:

          1)   at least 5 years (called "5 Years Certain");

          2)   at least 10 years (called "10 Years Certain");

          3)   at least 15 years (called "15 Years Certain");

          4)   at least 20 years (called "20 Years Certain");

          5) payment for life. With a life only payment option, payments will only be made as long as the payee is alive. Therefore, if the payee dies after the first payment, only one payment will be made.

     (4) Other: You may ask Us to apply the money under any option that We make available at the time the benefit is paid.

We guarantee interest under the deposit and installment options at 2.75% a year, but We may allow a higher rate of interest.

The beneficiary, or any other person who is entitled to receive payment, may name a successor to receive any amount that We would otherwise pay to that person's estate if that person died. The person who is entitled to receive payment may change the successor at any time.

We must approve any arrangements that involve more than one of the payment options, or a payee who is a fiduciary or not a natural person. Also, the details of all arrangements will be subject to Our rules at the time the arrangements take effect. These include:

     o    rules on the minimum amount We will pay under an option,

     o    minimum amounts for installment payments,

     o withdrawal or commutation rights (Your rights to receive payments over time, for which We may offer You a lump sum payment),

     o the naming of people who are entitled to receive payment and their successors, and

     o    the ways of proving age and survival.

You will choose a payment option (or any later changes) and Your choice will take effect in the same way as it would if You were changing a beneficiary. (See
"Your Beneficiary" below). Any amounts that We pay under the payment options will not be subject to the claims of creditors or to legal process, to the extent that the law provides.

Even if the death benefit under the policy is excludible from income, payments under payment options may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable and payments under the payment options generally include such earnings. You should consult a tax advisor as to the tax treatment of payments under payment options

YOUR BENEFICIARY


You name Your beneficiary in Your policy application. The beneficiary is entitled to the death benefits of the policy. You may change the beneficiary during the insured's lifetime by writing to Our Executive Office. If no beneficiary is living when the insured dies, We will pay the death benefit to the owner or owner's estate.


ASSIGNING YOUR POLICY

You may assign Your rights to this policy. You must send a copy of the assignment to Our Executive Office. We are not responsible for the validity of the assignment or for any payment We make or any action We take before We receive notice of the assignment. An absolute assignment is a change of ownership. There may be tax consequences.

WHEN WE PAY PROCEEDS FROM THIS POLICY

We will generally pay any death benefits, net cash surrender value, or loan proceeds within seven days after receiving the required form(s) at Our Executive
Office. Death benefits are determined as of the date of the insured person's death and will not be affected by subsequent changes in the accumulation unit values of the investment divisions. We pay interest from the date of death to the date of payment.

We may delay payment for one or more of the following reasons:

     1.   We contest the policy.

     2.   We cannot determine the amount of the payment because the New York
          Stock Exchange is closed, the SEC has restricted trading in securities, or the SEC has declared that an emergency exists.

     3.   The SEC permits Us to delay payment to protect Our policy owners.

We may also delay any payment until Your premium checks have cleared Your bank.
We may defer payment of any loan amount, withdrawal, or surrender from the General Account for up to six months after We receive Your request. We will not defer payment if it is used to pay premiums on policies with Us.


Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require Us to reject a premium payment and/or "freeze" or block Your policy fund. If these laws apply in a particular situation, We would not be allowed to process any request for withdrawals, loans, surrenders, or death benefits, make transfers, or continue making payments under Your payment option. If a policy fund were frozen, the policy fund would be moved to a special segregated interest bearing account and held in that account until We receive instructions from the appropriate federal regulator. We may also be required to provide information about You and Your policy to the government agencies and departments.

CHANGE OF ADDRESS NOTIFICATION

To protect You from fraud or theft, We may verify any changes in address You request by sending a confirmation of the change of address to Your old address.


YOUR VOTING RIGHTS AS AN OWNER

We invest the assets of Our Separate Account divisions in shares of the funds' portfolios. Midland National is the legal owner of the shares and has the right to vote on certain matters. Among other things, We may vote:

     o    to elect the funds' Boards of Directors,

     o    to ratify the selection of independent auditors for the funds, and

     o on any other matters described in the funds' current prospectuses or requiring a vote by shareholders under the Investment Company Act of 1940.

Even though We own the shares, We give You the opportunity to tell Us how to vote the number of shares that are allocated to Your policy. We will vote at shareholder meetings according to Your instructions.

The funds will determine how often shareholder meetings are held. As We receive notice of these meetings, We will ask for Your voting instructions. The funds are not required to hold a meeting in any given year.

If We do not receive instructions in time from all policy owners, then We will vote those shares in the same proportion as We vote shares for which We have received instructions in that portfolio. We will also vote any fund shares that We alone are entitled to vote in the same proportions that policy owners vote.
If the federal securities laws or regulations or interpretations of them change so that We are permitted to vote shares of the fund in Our own right or to restrict policy owner voting, then We may do so.

You may participate in voting only on matters concerning the fund portfolios in which Your policy fund has been invested. We determine Your voting shares in each division by dividing the amount of Your policy fund allocated to that division by the net asset value of one share of the corresponding fund portfolio. This is determined as of the record date set by the funds' Board for the shareholders meeting. We count fractional shares.

If You have a voting interest, We will send You proxy material and a form for giving Us voting instructions. In certain cases, We may disregard instructions relating to changes in the funds' advisor or the investment policies of its portfolios. We will advise You if We do.

Other insurance companies own shares in the funds to support their variable insurance products. We do not foresee any disadvantage to this. Nevertheless, the funds' Boards of Directors will monitor events to identify conflicts that may arise and determine appropriate action. If We disagree with any fund action, then We will see that appropriate action is taken to protect Our policy owners.

DISTRIBUTION OF THE POLICIES


We have entered into a distribution agreement with Our affiliate, Sammons
Securities Company, LLC ("Sammons Securities Company") for the distribution and sale of the policies. Sammons Securities Company is an indirect wholly owned subsidiary of Sammons Enterprises, Inc., of Dallas, Texas, the ultimate parent company of Midland National Life Insurance Company. Sammons Securities Company offers the policies through its registered representatives. Sammons Securities
Company may enter into written sales agreements with other broker-dealers
("selling firms") for the sale of the policies. We pay commissions to Sammons
Securities Company for sales of the Policies by its registered representatives as well as by selling firms. All of the portfolio companies make payments to Midland National under their distribution plans in consideration of services provided and expenses incurred by Midland National in distributing portfolio shares. These payments range from 0.10% to 0.25% of Separate Account assets invested in the particular fund.

Sales commissions may vary, but the maximum commission payable for policy sales is 75% of premiums during policy year 1, 5.0% during policy years 2-15, and 0% following policy year 15. We may also pay additional commissions calculated as a percentage of Your policy fund value at specified times (e.g. at the end of the fifth policy year). Further, for each premium received following an increase in base face amount, a commission on that premium will be paid up to the target premium for the increase in each year. The commission for the increase in face amount will be calculated using the commission rates for the corresponding policy year. We pay commissions for policies sold to policy owners in the substandard risk underwriting class and for rider premiums based on Our rules at the time of payment. We may also pay additional amounts and reimburse additional expenses of Sammons Securities Company based on various factors.

We also pay for some of Sammons Securities Company's expenses, including the following sales expenses: registered representative training allowances;
compensation and bonuses for the Sammons Securities Company's management team;
advertising expenses; and all other expenses of distributing the policies.
Sammons Securities Company pays its registered representatives all or a portion of the commissions received for their sales of policies. Registered representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that We may provide jointly with Sammons Securities Company.

Non-cash items that We and Sammons Securities Company may provide include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. In addition, Sammons Securities Company's registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the policies may help registered representatives and/or their managers qualify for such benefits.
Sammons Securities Company's registered representatives and managers may receive other payments from Us for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask Your registered representative for further information about what Your registered representative and the selling firm for which he or she works may receive in connection with Your purchase of a policy.

We intend to recoup commissions and other sales expenses indirectly through the following fees and charges deducted under the policy: (a) the premium load; (b) the surrender charge; (c) the mortality and expense charge; (d) the cost of insurance charge; (e) revenues, if any, received from the funds or their managers; and (f) investment earnings on amounts allocated under policies to the General Account. Commissions and other incentives or payments described above are not charged directly to You or the Variable Account.


LEGAL PROCEEDINGS


Midland National Life Insurance Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, Midland National Life Insurance Company believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on it ,the Separate Account, or Sammons Securities
Company, LLC.


FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account are contained in the Statement of Additional Information. Our financial statements should be distinguished from the Separate Account's financial statements and You should consider Our financial statements only as bearing upon Our ability to meet Our obligations under the policies. For a free copy of these financial statements and/or the Statement of Additional Information, please call or write to Us at Our Executive Office.


                                  ILLUSTRATIONS

Following are a series of tables that illustrate how the policy funds, cash surrender values, and death benefits of a hypothetical policy change with the investment performance of the funds. The tables show how the policy funds, cash surrender values, and death benefits of the hypothetical policy issued to a representative insured of a given age and given premium would vary over time if the return on the assets held in each portfolio of the funds were a constant gross, after tax annual rate of 0%, 6%, or 12%. All values labeled as current reflect the current level of product charges that are being accessed at the date of this prospectus, and the values labeled as guaranteed reflect the maximum level of product charges that can ever be accessed for the sample policy shown.
Both current and guaranteed values use the arithmetic average of the fund manager expenses.

The tables on pages 75 through 77 illustrate a hypothetical policy issued to a male, age 40, under a standard non-smoker underwriting risk classification. The payment amount used in the table represents the typical premium payment We expect a representative policy owner to make. We expect that the hypothetical policy owner will buy a policy with an initial specified amount of $200,000 and make annual payments of $2,152 on the first day of each policy year. The policy funds, cash surrender values, and death benefits would be different from those shown if the returns averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years.

The amount of the policy fund exceeds the cash surrender value during the surrender charge period due to the surrender charge. For policy years sixteen and after, the policy fund and cash surrender value are equal, since the surrender charge has reduced to zero.

Zero values in the illustration indicate the policy would lapse unless the requirements of the no-lapse premium requirements have been fulfilled, or additional payments have been made.

The second column shows the accumulation value of the premiums paid at the stated interest rate. The third and sixth columns illustrate the policy funds and the fourth and seventh column illustrate the cash surrender values of the policy over the designated period. The policy funds shown in the third column and the policy funds shown in the fourth column assume the monthly deduction for the cost of insurance is based upon the current cost of insurance rates. The policy funds shown in the sixth column and the cash surrender values shown in the seventh column assume the monthly deduction for cost of insurance is based upon the cost of insurance rates that We guarantee. The maximum monthly deduction for cost of insurance rates allowable under the policy is based on the Commissioner's 1980 Standard ordinary Mortality Table. The fifth and eighth columns illustrate the death benefit of the policy over the designated period.
The illustrations of the death benefits reflect the same assumptions as the policy fund and cash surrender values. The amounts shown for the death benefit, policy funds, and cash surrender values reflect the fact that the net investment return of the divisions of our separate Account is lower then the gross, after-tax return on the assets in the funds, as a result of expenses paid by the funds and charges levied against the divisions of our Separate Account. The illustrations also reflect the 6.5% premium load (for the first 15 years on a current basis) deduction from each premium, and the $7.00 per month expense charge as well as current and guaranteed cost of insurance deductions.

The policy funds shown assume the deduction of the portfolios' daily investment advisory fees and operating expenses equivalent to an annual rate of 0.87% of the aggregate average daily net assets of the Portfolios of the funds (the average rate of the Portfolios for the period ending December 31, 2003) for each investment division. We have assumed that the values are allocated across all investment divisions equally. Voluntary waivers and reimbursements of portfolio expenses are not reflected in the illustrated tables. The actual fees and expenses associated with the policy may be more or less than 0.87% and will depend on how allocations are made to each investment division. The policy funds also take into account a daily charge to each division of Separate Account A for assuming mortality and expense risks and administrative charges which is equivalent to a charge at an annual rate of 0.90% of the average net assets of the divisions of Separate Account A. We intend to reduce this to 0.50% after the 20th policy year. This reduction is not guaranteed. After reductions for the mortality and expense risk charge and average portfolio expenses, the assumed gross investment rates of 0%, 6%, and 12% correspond to approximate net annual rates of - 1.77%, 4.23% and 10.23% respectively (-1.37%, 4.63%, and 10.63%, after year 20 on a current basis).

The approximate net annual rates do not include premium charges, cost of insurance deductions, surrender charges, expense charges nor any charges for additional benefits.

The hypothetical values shown in the tables do not reflect any charges for federal income taxes against Separate Account A since Midland National is not currently making such charges. However, if, in the future, such charges are made, the gross annual investment rate of return would have to exceed the stated investment rates by a sufficient amount to cover the tax charges in order to produce the policy funds, cash surrenders values, and death benefits illustrated.

The tables illustrate the policy funds that would result based on hypothetical investment rates of return if premiums are paid in full at the beginning of each year and if no policy loans have been made. The values would vary from those shown if the assumed annual premium payments were paid in installments during a year. The values would also vary if the policy owner varied the amount or frequency of premium payments. The tables also assume that the policy owner has not requested an increase or decrease in face amount, that no withdrawals have been made and no withdrawal charges imposed, that no policy loans have been taken, and that no transfers have been made and no transfer charges imposed.

The hypothetical investment rates of return are provided only to illustrate the mechanics of a hypothetical policy and do not represent past or future investment rates of return. Actual rates of return for a particular policy may be more or less than the hypothetical rates of return. The actual return on Your policy fund will depend on factors such as the amounts You allocate to particular investment divisions, the amounts deducted for the policy's monthly deductions, the portfolio's fees and expenses, and Your loan and withdrawal history in addition to the actual investment performance of the portfolios.

Depending on the timing and degree of fluctuation in actual investment returns, the actual investment returns, the actual policy fund could be substantially less than those shown, and may, under circumstances, result in the lapse of the policy unless You make more than the stated premium payment.

Personalized illustrations of death benefits, cash surrender values, and policy fund are available upon request, since the cost of insurance and other charges also differ significantly from the values in the hypothetical shown in the tables below. You can obtain a personalized illustration or make other policy inquiries by contacting Our Executive Office at:

                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193
                         Phone: 800-272-1642 (toll-free)
                                Fax: 605-335-3621


             MIDLAND NATIONAL LIFE INSURANCE COMPANY - ADVANCED VUL
                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION 1                                                                                  ASSUMED HYPOTHETICAL GROSS
MALE STANDARD NON-SMOKER ISSUE AGE 40                                                                    ANNUAL RATE OF RETURN: 0%
$200,000 INITIAL SPECIFIED AMOUNT                                                                ASSUMED ANNUAL PREMIUM(1): $2,152

                                Assuming Current Costs                              Assuming Guaranteed Costs
                         Premiums
                   Accumulated at                       Cash                                       Cash
   End of         5% Interest Per                  Surrender                                  Surrender
    Year                     Year  Policy Fund         Value  Death Benefit   Policy Fund         Value  Death Benefit
     1                      2,260        1,493             0        200,000         1,422             0        200,000
     2                      4,632        2,915         1,365        200,000         2,798         1,248        200,000
     3                      7,123        4,292         2,742        200,000         4,107         2,557        200,000
     4                      9,739        5,624         4,074        200,000         5,350         3,800        200,000
     5                     12,486        6,913         5,363        200,000         6,529         4,979        200,000
     6                     15,370        8,115         6,565        200,000         7,644         6,094        200,000
     7                     18,398        9,253         7,703        200,000         8,698         7,148        200,000
     8                     21,577       10,329         8,934        200,000         9,670         8,275        200,000
     9                     24,916       11,368        10,128        200,000        10,583         9,343        200,000
     10                    28,421       12,303        11,218        200,000        11,417        10,332        200,000
     15                    48,759       15,905        15,595        200,000        14,010        13,700        200,000
     20                    74,716       18,154        18,154        200,000        12,973        12,973        200,000
     25                   107,844       16,586        16,586        200,000         6,155         6,155        200,000
     30                   150,125       10,395        10,395        200,000             0             0        200,000
     35                   204,088            0             0              0             0             0              0
     40                   272,959            0             0              0             0             0              0
     45                   360,858            0             0              0             0             0              0
     50                   473,043            0             0              0             0             0              0
     55                   616,221            0             0              0             0             0              0
     60                   798,958            0             0              0             0             0              0

1. ASSUMES A $2,152 PREMIUM IS PAID AT THE BEGINNING OF EACH POLICY YEAR. VALUES WOULD BE DIFFERENT IF PREMIUMS ARE PAID WITH A DIFFERENT FREQUENCY OR IN DIFFERENT AMOUNTS.

2. ASSUMES THAT NO POLICY LOANS OR WITHDRAWALS HAVE BEEN MADE. ZERO VALUES INDICATE LAPSE IN THE ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUND SERIES. THE POLICY FUND, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR THE INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY MIDLAND, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             MIDLAND NATIONAL LIFE INSURANCE COMPANY - ADVANCED VUL
                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION 1                                                                                  ASSUMED HYPOTHETICAL GROSS
MALE STANDARD NON-SMOKER ISSUE AGE 40                                                                    ANNUAL RATE OF RETURN: 6%
$200,000 INITIAL SPECIFIED AMOUNT                                                                ASSUMED ANNUAL PREMIUM(1): $2,152

                                Assuming Current Costs                              Assuming Guaranteed Costs
                         Premiums
                   Accumulated at                       Cash                                       Cash
   End of         5% Interest Per                  Surrender                                  Surrender
    Year                     Year  Policy Fund         Value  Death Benefit   Policy Fund         Value  Death Benefit
     1                      2,260        1,598            48        200,000         1,525             0        200,000
     2                      4,632        3,218         1,668        200,000         3,093         1,543        200,000
     3                      7,123        4,886         3,336        200,000         4,684         3,134        200,000
     4                      9,739        6,606         5,056        200,000         6,299         4,749        200,000
     5                     12,486        8,378         6,828        200,000         7,941         6,391        200,000
     6                     15,370       10,161         8,611        200,000         9,610         8,060        200,000
     7                     18,398       11,978        10,428        200,000        11,309         9,759        200,000
     8                     21,577       13,833        12,438        200,000        13,018        11,623        200,000
     9                     24,916       15,749        14,509        200,000        14,761        13,521        200,000
     10                    28,421       17,664        16,579        200,000        16,517        15,432        200,000
     15                    48,759       27,712        27,402        200,000        25,119        24,809        200,000
     20                    74,716       39,335        39,335        200,000        32,350        32,350        200,000
     25                   107,844       51,142        51,142        200,000        36,458        36,458        200,000
     30                   150,125       62,696        62,696        200,000        31,429        31,429        200,000
     35                   204,088       72,747        72,747        200,000         4,186         4,186        200,000
     40                   272,959       77,842        77,842        200,000             0             0              0
     45                   360,858       71,891        71,891        200,000             0             0              0
     50                   473,043       35,369        35,369        200,000             0             0              0
     55                   616,221            0             0              0             0             0              0
     60                   798,958            0             0              0             0             0              0

1. ASSUMES A $2,152 PREMIUM IS PAID AT THE BEGINNING OF EACH POLICY YEAR. VALUES WOULD BE DIFFERENT IF PREMIUMS ARE PAID WITH A DIFFERENT FREQUENCY OR IN DIFFERENT AMOUNTS.

2. ASSUMES THAT NO POLICY LOANS OR WITHDRAWALS HAVE BEEN MADE. ZERO VALUES INDICATE LAPSE IN THE ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUND SERIES. THE POLICY FUND, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR THE INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY MIDLAND, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             MIDLAND NATIONAL LIFE INSURANCE COMPANY - ADVANCED VUL
                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION 1                                                                                  ASSUMED HYPOTHETICAL GROSS
MALE STANDARD NON-SMOKER ISSUE AGE 40                                                                   ANNUAL RATE OF RETURN: 12%
$200,000 INITIAL SPECIFIED AMOUNT                                                                ASSUMED ANNUAL PREMIUM(1): $2,152

                                Assuming Current Costs                              Assuming Guaranteed Costs
                        Premiums
                  Accumulated at                       Cash                                         Cash
   End of        5% Interest Per                  Surrender                                    Surrender
    Year                    Year  Policy Fund         Value  Death Benefit     Policy Fund         Value  Death Benefit
     1                     2,260        1,703           153        200,000           1,628            78        200,000
     2                     4,632        3,534         1,984        200,000           3,401         1,851        200,000
     3                     7,123        5,532         3,982        200,000           5,311         3,761        200,000
     4                     9,739        7,716         6,166        200,000           7,374         5,824        200,000
     5                    12,486       10,104         8,554        200,000           9,606         8,056        200,000
     6                    15,370       12,672        11,122        200,000          12,026        10,476        200,000
     7                    18,398       15,464        13,914        200,000          14,656        13,106        200,000
     8                    21,577       18,506        17,111        200,000          17,495        16,100        200,000
     9                    24,916       21,847        20,607        200,000          20,592        19,352        200,000
     10                   28,421       25,454        24,369        200,000          23,954        22,869        200,000
     15                   48,759       49,170        48,860        200,000          45,475        45,165        200,000
     20                   74,716       88,039        88,039        200,000          78,139        78,139        200,000
     25                  107,844      153,820       153,820        200,000         132,406       132,406        200,000
     30                  150,125      264,917       264,917        307,303         225,308       225,308        261,357
     35                  204,088      447,220       447,220        478,525         377,148       377,148        403,548
     40                  272,959      748,075       748,075        785,478         625,670       625,670        656,953
     45                  360,858    1,236,303     1,236,303      1,298,118       1,017,126     1,017,126      1,067,983
     50                  473,043    2,018,852     2,018,852      2,119,795       1,614,869     1,614,869      1,695,612
     55                  616,221    3,294,060     3,294,060      3,327,000       2,575,456     2,575,456      2,601,210
     60                  798,958    5,470,484     5,470,484      5,470,484       4,279,224     4,279,224      4,279,224

1. ASSUMES A $2,152 PREMIUM IS PAID AT THE BEGINNING OF EACH POLICY YEAR. VALUES WOULD BE DIFFERENT IF PREMIUMS ARE PAID WITH A DIFFERENT FREQUENCY OR IN DIFFERENT AMOUNTS.

2. ASSUMES THAT NO POLICY LOANS OR WITHDRAWALS HAVE BEEN MADE. ZERO VALUES INDICATE LAPSE IN THE ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUND SERIES. THE POLICY FUND, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR THE INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY MIDLAND, THE SEPARATE ACCOUNT, OR THE FUND THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   DEFINITIONS

Accumulation Unit means the units credited to each investment division in the Separate Account.

Age means the age of the insured person on his/her last birthday preceding the policy date.

Attained Age means the age of the insured person on his/her birthday preceding a policy anniversary date.

Beneficiary means the person or persons to whom the policy's death benefit is paid when the insured dies.


Business Day means any day the New York Stock Exchange is open for regular trading.


Cash Surrender Value means the policy fund the date of surrender, less any surrender charge.

Death Benefit means the amount payable under Your policy when the insured person dies.

Evidence of Insurability means evidence, satisfactory to Us, that the insured person is insurable and meets Our underwriting standards.

Executive Office means where You write to Us to pay premiums or take other action, such as transfers between investment divisions, changes in specified amount, or other such action regarding Your policy. The address is:

                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193


You may also reach Us at Our Executive Office by calling Us toll-free at (800) 272-1642 or faxing us at (605) 373-8557 (facsimile for transaction requests) or
(605) 335-3621 (facsimile for administrative requests).

Face Amount means the amount stated on the face of Your policy that will be paid either upon the death of the insured or the policy maturity, whichever date is earliest.


Funds mean the investment companies, commonly called mutual funds, that are available for investment by Separate Account A on the policy date or as later changed by Us.


Inforce means the insured person's life remains insured under the terms of the policy.


Investment Division means a division of Separate Account A which invests exclusively in the shares of a specified portfolio of the fund.

Modified Endowment Contract ("MEC") is a policy where premiums are paid more rapidly than the rate defined by a 7-pay test.

Monthly Anniversary means the day of each month that has the same numerical date as the policy date.

Net Cash Surrender Value means the cash surrender value less any outstanding policy debt.

Net Premium means the premium paid less a deduction of the premium load and less any percentage premium expenses.

No Lapse Guarantee Period: The amount of time this policy is guaranteed to remain inforce if the sum of the premiums paid, less any policy debt and withdrawals, is equal to or greater than the no lapse minimum premium requirement.

Policy Anniversary: The same month and day of the policy date in each year following the policy date.

Policy Date means the date insurance coverage is effective and from which policy anniversaries and policy years are determined.

Policy Debt means the total loan on the policy on that date plus the interest that has accrued but has not been paid as of that date.

Policy Fund means the sum of monies in Our Separate Account A attributable to Your inforce policy plus any monies in Our General Account for Your policy.

Policy Month means a month that starts on a monthly anniversary and ends on the following monthly anniversary.

Policy Year means a year that starts on the policy date or on each anniversary thereafter.

Record Date means the date the policy is recorded on Our books as an inforce policy.

Separate Account means Our Separate Account A which receives and invests Your net premiums under the policy.


Specified Amount means the face amount of the policy. The term "specified amount" used in Your policy has the same meaning as the term "face amount" used in this prospectus.


Surrender Charge means a charge made only upon surrender of the policy.

The Statement of Additional Information (SAI) can provide You with more detailed information about Midland National Life Insurance Company and the Midland National Life Separate Account A, including more information about distribution expenses, commissions, and compensation than is available in this prospectus. A free copy of the SAI can be obtained by calling 800-272-1642 or by contacting Your registered representative. We will send you a copy of the SAI within 3 business days of Your request.


Personalized illustrations of death benefits, cash surrender values, and cash values are also available free of charge upon request. You can obtain a personalized illustration or make other policy inquiries by contacting Our Executive Office at:

                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193

                                 (800) 272-1642

Information about Midland National Life Insurance Company can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the SEC at 202-942-8090. Reports and other information about Midland National Life Insurance Company are also available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102



SEC File No. 811-05271

                   STATEMENT OF ADDITIONAL INFORMATION FOR THE

                        ADVANCED VARIABLE UNIVERSAL LIFE

                     Flexible Premium Universal Life Policy


                                   Issued By:

                     MIDLAND NATIONAL LIFE INSURANCE COMPANY
             (through the Midland National Life Separate Account A)





This Statement of Additional Information ("SAI") expands upon subjects discussed in the current prospectus for the Advanced Variable Universal Life Insurance Policy ("policy") offered by Midland National Life Insurance Company. You may obtain a free copy of the prospectus dated May 1, 2004, contacting Us at Our Executive Office at :




                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193

                              Phone: (800) 272-1642
                               Fax: (605) 335-3621




Terms used in the current prospectus for the policy are incorporated in this statement.






This statement of additional information is not a prospectus and should be read only in conjunction with the prospectus for this policy and the prospectuses for the 37 portfolios currently available in the policy.










                                Dated May 1, 2004

                                Table of Contents



THE POLICY.....................................................................4

      Policyowner..............................................................4
      Death Benefit............................................................4
      Payment Options..........................................................5
      Premium Limitations......................................................5

ABOUT US.......................................................................6

      Midland National Life Insurance Company..................................6
      Our Separate Account A...................................................6
      Our Reports To Policyowners..............................................6
      Dividends................................................................7
      Distribution Of The Policies.............................................7
      Regulation...............................................................8
      Discount For Employees Of Sammons Enterprises, Inc.......................9
      Legal Matters............................................................9
      Financial Matters........................................................9
      Additional Information...................................................9

PERFORMANCE....................................................................9

      Historical Annualized Returns...........................................10
      Historical Cumulative Returns...........................................12

ILLUSTRATIONS.................................................................14


FINANCIAL STATEMENTS..........................................................14

                                   THE POLICY


The entire policy is made up of the policy, including any supplemental benefit, schedules, the signed written application for the policy, and any attached supplemental written application(s). We assume that each statement made in the written application is made to the best of the knowledge and belief of the person(s) who made them and, in the absence of fraud, those statements are deeded to be representations and not warranties. We cannot use any statement to deny a claim or to void the policy unless it is contained in a written application that is made part of the policy by attachment or insertion.


Policyowner
The policyowner is the insured unless another individual has been named in the application. As policyowner, You are entitled to exercise all rights under Your policy while the insured is alive. Without any beneficiary consent You can:

     1.   Transfer ownership of Your policy by absolute assignment;

     2.   Designate, change or revoke a contingent owner; or

     3.   Change any revocable beneficiary during the insured's lifetime.

With each irrevocable beneficiary's consent, You may:

     1.   Change the irrevocable beneficiary during the insured's lifetime;

     2. Receive any benefit, exercise any right, and use any privilege granted by Your policy allowed by Us; or

     3.   Agree with Us to any change or amendment of Your policy.

If You die while the insured is alive, the contingent owner, if any, will become the owner. If there is no contingent owner, ownership will pass to Your estate.

Death Benefit

As long as the policy is still in force, We will pay the death benefit to the beneficiary when the insured dies. Federal tax law may require a greater death benefit than the one provided for in Your policy. This benefit is a percentage multiple of Your policy fund. The percentage declines as the insured person gets older (this is referred to as the "corridor" percentage). The minimum death benefit will be Your policy fund on the day the insured person dies multiplied by the percentage for his or her age. For this purpose, age is the attained age (last birthday) at the beginning of the policy year of the insured person's death. Below is a table of corridor percentages and some examples of how they work.

                          Table of Corridor Percentages

                              Based on Policy Fund
  If the Insured        The Death Benefit Will Be At       If the Insured     The Death Benefit Will Be At Least
   Person's Age        Least Equal To This Percent Of       Person's Age         Equal To This Percent Of The
     Is This                  The Policy Fund                 Is This                     Policy Fund
       0-40                         250%                         60                          130%
        41                          243%                         61                          128%
        42                          236%                         62                          126%
        43                          229%                         63                          124%
        44                          222%                         64                          122%
        45                          215%                         65                          120%
        46                          209%                         66                          119%
        47                          203%                         67                          118%
        48                          197%                         68                          117%
        49                          191%                         69                          116%
        50                          185%                         70                          115%
        51                          178%                         71                          113%
        52                          171%                         72                          111%
        53                          164%                         73                          109%
        54                          157%                         74                          107%
        55                          150%                       75-90                         105%
        56                          146%                         91                          104%
        57                          142%                         92                          103%
        58                          138%                         93                          102%
        59                          134%                         94                          101%
                                                               95-99                         100%

These percentages are based on federal income tax law which requires a minimum death benefit, in relation to policy fund, for Your policy to qualify as life insurance.

For example, assume the insured person is 55 years old and the face amount is $100,000. The "corridor percentage" at that age is 150%. Under option 1, the death benefit will generally be $100,000. However, when the policy fund is greater than $66,666,67, the corridor percentage applies and the death benefit will be greater than $100,000 (since 150% of $66,666.67 equals $100,000). In this case, at age 55, We multiply the policy fund by a factor of 150%. So if the policy fund were $70,000, then the death benefit would be $105,000.

Under option 2, the death benefit is the face amount plus the policy fund. In this example, if a 55 year-old had a face amount of $100,000 and a policy fund of $200,000, then the death benefit would be $300,000. This figure results from either: (a) adding the face amount to the policy fund or (b) multiplying the policy fund by the corridor percentage. For all policy funds higher than this level, the corridor percentage would apply. Therefore, for every $1.00 added to the policy fund above $200,000, the death benefit would increase by $1.50 (at that age).

Payment Options
You may choose for policy benefits and other payments (such as the net cash surrender value or death benefit) to be paid immediately in one lump sum or in another form of payment. Payments under these options are not affected by the investment performance of any investment division. Instead, interest accrues pursuant to the option chosen. If You do not arrange for a specific form of payment before the insured person dies, then the beneficiary will have this choice. However, if You do make an arrangement with Us for how the money will be paid, then the beneficiary cannot change Your choice. Payment options will also be subject to Our rules at the time of selection.

Premium Limitations
Federal law limits the premiums that can be paid if this policy is to qualify as life insurance for tax purposes. We will not accept a premium that would cause this limit to be exceeded. If We accept such a premium in error, We will refund it as soon as the error is discovered.

If a policy change is executed that causes this policy to exceed the maximum premium limits allowed by federal law, We will refund the excess premium when the total premiums paid exceed the federal limits.

We will accept any premium needed to keep this policy in force.



                                    ABOUT US

Midland National Life Insurance Company

We are Midland National Life Insurance Company, a stock life insurance company. We were organized, in 1906, in South Dakota, as a mutual life insurance company at that time named "The Dakota Mutual Life Insurance Company". We were reincorporated as a stock life insurance company in 1909. Our name "Midland National Life Insurance Company" was adopted in 1925. We redomesticated to Iowa in 1999. We are licensed to do business in 49 states, the District of Columbia, and Puerto Rico.


Midland National is a subsidiary of Sammons Enterprises, Inc., Dallas, Texas. Sammons has controlling or substantial stock interests in a large number of other companies engaged in the areas of insurance, corporate services, and industrial distribution.

Our Separate Account A

The "Separate Account" is Our Separate Account A, established under the insurance laws of the State of Iowa. It is a unit investment trust registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 but this registration does not involve any SEC supervision of its management or investment policies. The Separate Account meets the definition of a "Separate Account" under the federal securities laws. Income, gains and losses credited to, or charged against, the Separate Account reflects the investment experience of the Separate Account and not the investment experience of Midland National's other assets. The assets of the Separate Account may not be used to pay any of Our other liabilities. We are obligated to pay all amounts guaranteed under the policy.


The Separate Account has a number of investment divisions, each of which invests in the shares of a corresponding portfolio of the funds. You may allocate part or all of Your net premiums in up to ten of the thirty-seven investment divisions of Our Separate Account at any one time.

Our Reports To Policyowners

Shortly after the end of the third, sixth, ninth, and twelfth policy months of each policy year, We will send You reports that show:


     o      the current death benefit for Your policy,
     o      Your policy fund,
     o      information about investment divisions,
     o      the cash surrender value of Your policy,
     o      the amount of Your outstanding policy loans,
     o      the amount of any interest that You owe on the loan, and
     o      information about the current loan interest rate.


The annual report will show any transactions involving Your policy fund that occurred during the policy year. Transactions include Your premium allocations, Our deductions, and Your transfer or withdrawals. The annual or other periodic statements provide confirmations of certain regular, periodic items (such as monthly deductions and premium payments by Civil Service Allotment or automatic checking account deductions). Confirmations will be sent to You for transfers of amounts between investment divisions and certain other policy transactions.


Our report also contains information that is required by the insurance supervisory official in the jurisdiction in which this insurance policy is delivered.

We will send You semi-annual reports with financial information on the funds, including a list of the investments held by each portfolio.

Dividends
We do not pay any dividends on these policies.

Distribution Of The Policies

The policies are offered to the public on a continuous basis. We anticipate continuing to offer the policies, but reserve the right to discontinue the offering.

Sammons Securities Company, LLC ("Sammons Securities Company") serves as principal underwriter for the policies. Sammons Securities Company is a Delaware limited liability company and is its home office is located at 4261 Park Road, Ann Arbor, Michigan 48103. Sammons Securities Company is an indirect, wholly-owned subsidiary of Sammons Enterprises, Inc. of Dallas, Texas which in turn is the ultimate parent company Midland National Life Insurance Company. Sammons Securities Company is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of NASD, Inc. Sammons Securities is also a member of the Sammons Financial Group. Sammons Securities Company offers the policies through its registered representatives. Sammons Securities Company is a member of the Securities Investor Protection Corporation. Sammons Securities Company also may enter into selling agreements with other broker-dealers ("selling firms") and compensate them for their services. Registered representatives are appointed as our insurance agents.

Sammons Securities Company received sales compensation with respect to these policies and other variable life policies not included in this registration statement under the Midland National Life Separate Account A in the following amounts during the years indicated:

---------------------- ----------------------------------------------- -----------------------------------------------------

                       Aggregate Amount of Commissions Paid to         Aggregate Amount of Underwriting Fee Paid to
Fiscal year            Sammons Securities Company*                     Sammons Securities Company*

---------------------- ----------------------------------------------- -----------------------------------------------------

2002                   $ 11,064,683                                    $38,957**

---------------------- ----------------------------------------------- -----------------------------------------------------

2003                   $11,414,872                                     $83,785

---------------------- ----------------------------------------------- -----------------------------------------------------

* Includes total sales compensation paid to registered persons of Sammons Securities Company and an underwriting fee of 1.25% of first-year commissions paid to Sammons Securities Company for all of Midland Nationals variable universal life insurance policies under Separate Account A.
**For period August 1, 2002 through December 31, 2002. .

Prior to 2002, these policies were offered through Walnut Street Securities. Walnut Street Securities received sales compensation with respect to these policies and other variable life policies not included in this registration statement under the Midland National Life Separate Account A in the following amounts during the years indicated:

---------------------- ----------------------------------------------- -----------------------------------------------------

Fiscal year            Aggregate Amount of Commissions Paid to
                       Walnut Street Securities Registered
                       Representatives Licensed with Midland           Aggregate Amount of Underwriting Fee paid to
                       National *                                      Walnut Street Securities*

---------------------- ----------------------------------------------- -----------------------------------------------------

2001                   $12,806,659                                     $140,941

---------------------- ----------------------------------------------- -----------------------------------------------------

*Includes total sales compensation paid to registered persons of Walnut Street Securities and an underwriting fee of 1.25% of first-year commissions paid to Walnut Street Securities for all of Midland Nationals variable universal life insurance policies under Separate Account A.
Sammons Securities Company passes through commissions it receives to selling firms for their sales and does not retain any portion of it in return for its services as distributor for the policies. However, under the distribution agreement with Sammons Securities Company, We pay the following sales expenses:

     o    sales representative training allowances,

     o    deferred compensation and insurance benefits,

     o    advertising expenses, and

     o    all other expenses of distributing the policies.

We and/or Sammons Securities Company may pay certain selling firms additional amounts for

     o "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to their sales representatives;

     o    sales promotions relating to the policies;

     o costs associated with sales conferences and educational seminars for their sales representatives; and

     o    other sales expenses incurred by them.

We and/or the Distributor may make bonus payments to certain selling firms based on aggregate sales or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.


Pending regulatory approvals, We intend to distribute the policies in all states, except New York, and in certain possessions and territories.

Regulation
We are regulated and supervised by the Iowa Insurance Department. We are subject to the insurance laws and regulations in every jurisdiction where We sell policies. This policy has been filed with and approved by insurance officials in those states. The provisions of this policy may vary somewhat from jurisdiction to jurisdiction.

We submit annual reports on Our operations and finances to insurance officials in all the jurisdictions where We sell policies. The officials are responsible for reviewing Our reports to be sure that We are financially sound and are complying with the applicable laws and regulations.

We are also subject to various federal securities laws and regulations.

Discount For Employees Of Sammons Enterprises, Inc.

Employees of Sammons Enterprises, Inc. may receive a discount of up to 25% of first year premiums. Midland National is a subsidiary of Sammons Enterprises, Inc., and additional premium payments contributed solely by Us will be paid into the employee's policy during the first year. All other policy provisions will apply.


Legal Matters
The law firm of Sutherland Asbill & Brennan LLP, Washington, DC, has provided certain legal advice relating to the federal securities laws. We are not currently involved in any material legal proceedings.

Financial Matters

The financial statements of Midland National Life Separate Account A and Midland National Life Insurance Company, included in this SAI, have been audited by PricewaterhouseCoopers LLP, independent auditors, for the periods indicated in their report which appears in this SAI. The address for PricewaterhouseCoopers LLP is IBM Park Building, Suite 1300, 650 Third Avenue South, Minneapolis, Minnesota 55402-4333. The financial statements have been included in reliance upon reports given upon the authority of the firm as experts in accounting and auditing.


Additional Information

We have filed a Registration Statement relating to the Separate Account and the variable life insurance policy described in this SAI with the SEC. The Registration Statement, which is required by the Securities Act of 1933, includes additional information that is not required in this SAI under the rules and regulations of the SEC. If You would like additional information, then You may obtain it from the SEC's main office in Washington, DC. You will have to pay a fee for the material.


                                   PERFORMANCE

Performance information for the investment divisions may appear in reports and advertising to current and prospective owners. We base the performance information on the investment experience of the investment division and the funds. The information does not indicate or represent future performance.
Total return quotations reflect changes in funds' share prices, the automatic reinvestment by the Separate Account of all distributions and the deduction of the mortality and expense risk charge. The quotations will not reflect deductions from premiums (the sales charge, premium tax charge, and any per premium expense charge), the monthly deduction from the policy fund (the expense charge, the cost of insurance charge, and any charges for additional benefits), the surrender charge, or other transaction charges. These fees and charges would have reduced the performance shown. Therefore, these returns do not show how actual investment performance will affect policy benefits. A cumulative total return reflects performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period. Average annual total returns tend to smooth out variations in an investment division's returns and are not the same as actual year-by-year results.


Midland National may advertise performance figures for the investment divisions based on the performance of a portfolio before the Separate Account commenced operations.


Historical Annualized Returns


As of December 31, 2003


--------------------------------------------------------------------------------------------------------

                    Investment Division                       Date of      1-Year   5-Year    Life of
                                                             Inception                         Fund

--------------------------------------------------------------------------------------------------------

Alger American Growth Portfolio                               1/9/1989     33.95%   -2.76%    12.43%

--------------------------------------------------------------------------------------------------------

Alger American Leveraged AllCap Portfolio                    1/25/1995     33.52%   -0.88%    14.69%

--------------------------------------------------------------------------------------------------------

Alger American MidCap Growth Portfolio                        5/3/1993     46.48%    6.00%    14.40%

--------------------------------------------------------------------------------------------------------

Alger American Small Capitalization Portfolio                9/21/1988     41.07%   -5.90%     9.36%

--------------------------------------------------------------------------------------------------------

American Century VP Balanced                                  5/1/1991     18.38%    1.29%     6.84%

--------------------------------------------------------------------------------------------------------

American Century VP Capital Appreciation                     11/20/1987    19.38%    3.19%     5.97%

--------------------------------------------------------------------------------------------------------

American Century VP Income & Growth                          10/30/1997    28.19%   -0.75%     4.36%

--------------------------------------------------------------------------------------------------------

American Century VP International                             5/1/1994     23.39%   -1.76%     4.32%

--------------------------------------------------------------------------------------------------------

American Century VP Value                                     5/1/1996     27.80%    7.30%     9.87%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Asset Manager: Growth Portfolio                  1/3/1995     22.22%   -1.45%     7.68%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Asset Manager Portfolio                          9/6/1989     16.91%    1.03%     8.01%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Balanced Portfolio                               1/3/1995     16.66%    0.21%     6.44%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Contrafund Portfolio                             1/3/1995     27.31%    2.52%    12.92%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Equity-Income Portfolio                         10/9/1986     29.16%    2.52%    10.10%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Growth & Income                                 12/31/1996    22.66%   -1.10%     6.46%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Growth Opportunities Portfolio                   1/3/1995     28.71%   -6.43%     6.45%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Growth Portfolio                                10/9/1986     31.66%   -2.23%    10.57%

--------------------------------------------------------------------------------------------------------

Fidelity VIP High Income Portfolio                           9/19/1985     26.12%   -1.43%     6.80%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Index 500 Portfolio                             8/27/1992     27.25%   -1.74%     9.90%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Investment Grade Bond Portfolio                 12/5/1988     4.24%     5.77%     6.82%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Mid Cap Portfolio                               12/28/1998    37.40%   18.17%    18.83%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Overseas Portfolio                              1/28/1987     42.09%   -0.15%     5.24%

--------------------------------------------------------------------------------------------------------

INVESCO VIF - Financial Services Fund                        9/21/1999     28.42%     N/A      6.76%

--------------------------------------------------------------------------------------------------------

INVESCO VIF - Health Sciences Fund                           5/22/1997     26.63%    1.98%     8.49%

--------------------------------------------------------------------------------------------------------

Lord Abbett Growth & Income                                  12/11/1989    29.84%    5.28%    11.51%

--------------------------------------------------------------------------------------------------------

Lord Abbett International                                    9/15/1999     39.99%     N/A     -5.26%

--------------------------------------------------------------------------------------------------------

Lord Abbett Mid-Cap Value                                    9/15/1999     23.63%     N/A     14.02%

--------------------------------------------------------------------------------------------------------

MFS VIT Emerging Growth Series                               7/24/1995     29.06%   -4.89%     6.43%

--------------------------------------------------------------------------------------------------------

MFS VIT Investors Trust Series                               10/9/1995     21.05%   -3.77%     6.56%

--------------------------------------------------------------------------------------------------------

MFS VIT New Discovery Series                                  5/1/1998     32.52%    7.11%     6.52%

--------------------------------------------------------------------------------------------------------

MFS VIT Research Series                                      7/26/1995     23.58%   -3.54%     5.91%

--------------------------------------------------------------------------------------------------------

PIMCO VIT High Yield Portfolio                               4/30/1998     21.79%    3.93%     3.65%

--------------------------------------------------------------------------------------------------------

PIMCO VIT Low Duration Portfolio                             2/16/1999     1.40%      N/A      4.54%

--------------------------------------------------------------------------------------------------------

PIMCO VIT Real Return Portfolio                              9/30/1999     7.86%      N/A     10.70%

--------------------------------------------------------------------------------------------------------

PIMCO VIT Total Return Portfolio                             12/31/1997    4.08%     5.37%     5.73%

--------------------------------------------------------------------------------------------------------

Van Eck Worldwide Hard Assets Fund                            9/1/1989     43.78%   10.21%     4.23%

--------------------------------------------------------------------------------------------------------


Historical Cumulative Returns

As of December 31, 2003

--------------------------------------------------------------------------------------------------------

                    Investment Division                       Date of      1-Year   5-Year    Life of
                                                             Inception                         Fund

--------------------------------------------------------------------------------------------------------

Alger American Growth Portfolio                              1/9/1989     33.95%    -13.06%   478.62%

--------------------------------------------------------------------------------------------------------

Alger American Leveraged AllCap Portfolio                    1/25/1995    33.52%    -4.32%    240.39%

--------------------------------------------------------------------------------------------------------

Alger American MidCap Growth Portfolio                       5/3/1993     46.48%    33.82%    320.07%

--------------------------------------------------------------------------------------------------------

Alger American Small Capitalization Portfolio                9/21/1988    41.07%    -26.22%   292.60%

--------------------------------------------------------------------------------------------------------

American Century VP Balanced                                 5/1/1991     18.38%     6.62%    131.34%

--------------------------------------------------------------------------------------------------------

American Century VP Capital Appreciation                    11/20/1987    19.38%    17.00%    154.70%

--------------------------------------------------------------------------------------------------------

American Century VP Income & Growth                         10/30/1997    28.19%    -3.69%    30.14%

--------------------------------------------------------------------------------------------------------

American Century VP International                            5/1/1994     23.39%    -8.50%    50.55%

--------------------------------------------------------------------------------------------------------

American Century VP Value                                    5/1/1996     27.80%    42.23%    105.87%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Asset Manager: Growth Portfolio                 1/3/1995     22.22%    -7.04%    94.59%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Asset Manager Portfolio                         9/6/1989     16.91%     5.26%    201.58%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Balanced Portfolio                              1/3/1995     16.66%     1.05%    75.34%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Contrafund Portfolio                            1/3/1995     27.31%    13.25%    198.40%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Equity-Income Portfolio                         10/9/1986    29.16%    13.25%    425.22%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Growth & Income                                12/31/1996    22.66%    -5.38%    55.02%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Growth Opportunities Portfolio                  1/3/1995     28.71%    -28.27%   75.48%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Growth Portfolio                                10/9/1986    31.66%    -10.66%   465.24%

--------------------------------------------------------------------------------------------------------

Fidelity VIP High Income Portfolio                           9/19/1985    26.12%    -6.95%    233.16%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Index 500 Portfolio                             8/27/1992    27.25%    -8.40%    191.98%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Investment Grade Bond Portfolio                 12/5/1988     4.24%    32.38%    170.44%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Mid Cap Portfolio                              12/28/1998    37.40%    130.43%   137.38%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Overseas Portfolio                              1/28/1987    42.09%    -0.75%    137.47%

--------------------------------------------------------------------------------------------------------

INVESCO VIF - Financial Services Fund                        9/21/1999    28.42%      N/A     32.30%

--------------------------------------------------------------------------------------------------------

INVESCO VIF - Health Sciences Fund                           5/22/1997    26.63%    10.30%    71.42%

--------------------------------------------------------------------------------------------------------

Lord Abbett Growth & Income                                 12/11/1989    29.84%    29.34%    362.78%

--------------------------------------------------------------------------------------------------------

Lord Abbett International                                    9/15/1999    39.99%      N/A     -20.72%

--------------------------------------------------------------------------------------------------------

Lord Abbett Mid-Cap Value                                    9/15/1999    23.63%      N/A     75.71%

--------------------------------------------------------------------------------------------------------

MFS VIT Emerging Growth Series                               7/24/1995    29.06%    -22.17%   69.25%

--------------------------------------------------------------------------------------------------------

MFS VIT Investors Trust Series                               10/9/1995    21.05%    -17.48%   68.73%

--------------------------------------------------------------------------------------------------------

MFS VIT New Discovery Series                                 5/1/1998     32.52%    40.98%    43.08%

--------------------------------------------------------------------------------------------------------

MFS VIT Research Series                                      7/26/1995    23.58%    -16.49%   62.34%

--------------------------------------------------------------------------------------------------------

PIMCO VIT High Yield Portfolio                               4/30/1998    21.79%    21.26%    22.56%

--------------------------------------------------------------------------------------------------------

PIMCO VIT Low Duration Portfolio                             2/16/1999     1.40%      N/A     24.16%

--------------------------------------------------------------------------------------------------------

PIMCO VIT Real Return Portfolio                              9/30/1999     7.86%      N/A     54.11%

--------------------------------------------------------------------------------------------------------

PIMCO VIT Total Return Portfolio                            12/31/1997     4.08%    29.89%    39.72%

--------------------------------------------------------------------------------------------------------

Van Eck Worldwide Hard Assets Fund                           9/1/1989     43.78%    62.59%    81.14%

--------------------------------------------------------------------------------------------------------



                                  ILLUSTRATIONS


Midland National may provide individual hypothetical illustrations of policy fund, cash surrender value, and death benefits based on the funds' historical investment returns. These illustrations will reflect the deduction of expenses in the funds and the deduction of policy charges, including the mortality and expense risk charge, the deductions from premiums, the monthly deduction from the policy fund and the surrender charge. The hypothetical illustrations are designed to show the performance that could have resulted if the policy had been in existence during the period illustrated and do not indicate what policy benefits will be in the future.


                              FINANCIAL STATEMENTS

The financial statements of Midland National Life Insurance Company included in this prospectus should be distinguished from the financial statements of the Midland National Life Separate Account A and should be considered only as bearing upon the ability of Midland National Life Insurance Company to meet its obligations under the policies. They should not be considered as bearing upon the investment performance of the assets held in the Separate Account.

Midland National Life Insurance Company
and Subsidiaries
Consolidated Financial Statements
December 31, 2003, 2002 and 2001

Midland National Life Insurance Company and Subsidiaries
Index
December 31, 2003, 2002 and 2001
--------------------------------------------------------------------------------


                                                                         Page(s)

Report of Independent Auditors.................................................1

Consolidated Financial Statements

Balance Sheets ................................................................2

Statements of Income...........................................................3

Statements of Stockholder's Equity.............................................4

Statements of Cash Flows.....................................................5-6

Notes to Financial Statements...............................................7-29

                         Report of Independent Auditors


   The Board of Directors and Stockholder
   Midland National Life Insurance Company


   In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, of stockholder's equity, and of cash flows present fairly, in all material respects, the financial position of Midland National Life Insurance Company and its subsidiaries (the "Company") at December 31, 2003 and 2002, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for derivative instruments in 2001 by adopting Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by SFAS No. 137 and No. 138.





   March 3, 2004

Midland National Life Insurance Company and Subsidiaries
Consolidated Balance Sheets
December 31, 2003 and 2002
------------------------------------------------------------------------------------------------------------------------

(amounts in thousands, except share and per share amounts)                                  2003                2002

Assets
Investments
    Fixed maturities                                                                    $11,418,585         $ 7,121,761
    Equity securities                                                                       320,049             233,943
    Mortgage loans                                                                          483,595              42,657
    Policy loans                                                                            269,441             226,451
    Short-term investments                                                                  209,268             377,913
    Other invested assets and derivatives                                                   302,964             214,661
                                                                                  ------------------  ------------------
              Total investments                                                          13,003,902           8,217,386
Cash                                                                                         33,268              23,616
Accrued investment income                                                                   143,187              94,817
Deferred policy acquisition costs                                                         1,233,368             966,311
Present value of future profits of acquired businesses                                        9,207              12,214
Income tax asset                                                                             68,444                   -
Other receivables and other assets                                                           71,787              24,149
Reinsurance receivables                                                                   1,156,434             194,537
Assets held in trust - restricted                                                            29,199                   -
Separate accounts assets                                                                    488,815             352,703
                                                                                  ------------------  ------------------
              Total assets                                                              $16,237,611         $ 9,885,733
                                                                                  ------------------  ------------------
Liabilities and Stockholder's Equity
Liabilities
    Policyholder account balances                                                       $12,255,459         $ 6,800,463
    Policy benefit reserves                                                                 706,539             542,587
    Policy claims and benefits payable                                                       92,684              57,300
    Repurchase agreements and collateral on derivative instruments                        1,040,429           1,073,022
    Income tax liability                                                                          -              17,696
    Due to brokers                                                                              599                   -
    Other liabilities                                                                       466,794             206,224
    Trust fund payable                                                                       29,199                   -
    Separate account liabilities                                                            488,815             352,703
                                                                                  ------------------  ------------------
              Total liabilities                                                          15,080,518           9,049,995
                                                                                  ------------------  ------------------
Commitments and contingencies
Stockholder's equity
    Common stock, $1 par value, 2,549,439 shares authorized,
     2,548,878 shares outstanding                                                             2,549               2,549
    Additional paid-in capital                                                              268,707              43,707
    Accumulated other comprehensive income                                                   65,252              39,596
    Retained earnings                                                                       820,585             749,886
                                                                                  ------------------  ------------------
              Total stockholder's equity                                                  1,157,093             835,738
                                                                                  ------------------  ------------------
              Total liabilities and stockholder's equity                                $16,237,611         $ 9,885,733
                                                                                  ------------------  ------------------



              The accompanying notes are an integral part of these
                       consolidated financial statements.

Midland National Life Insurance Company and Subsidiaries
Consolidated Statements of Income
Years Ended December 31, 2003, 2002 and 2001
------------------------------------------------------------------------------------------------------------------------

(amounts in thousands)                                                        2003              2002             2001

Revenues
Premiums                                                                   $ 112,118          $ 96,815         $ 95,475
Interest sensitive life and investment product charges                       225,966           157,699          156,018
Net investment income                                                        595,149           324,374          267,960
Net realized investment gains (losses)                                         3,482            14,514           (2,725)
Net unrealized gains (losses) on derivative instruments                       17,024           (22,115)           2,753
Other income                                                                   6,601             5,066            5,963
                                                                      ---------------   ---------------  ---------------
              Total revenue                                                  960,340           576,353          525,444
                                                                      ---------------   ---------------  ---------------
Benefits and expenses
Benefits incurred                                                            187,400           145,414          154,314
Interest credited to policyholder account balances                           400,478           211,811          162,779
                                                                      ---------------   ---------------  ---------------
              Total benefits                                                 587,878           357,225          317,093
                                                                      ---------------   ---------------  ---------------
Operating expenses (net of commissions and other
 expenses deferred)                                                           81,073            44,386           41,884
Amortization of deferred policy acquisition costs and
 present value of future profits of acquired businesses                      129,362            50,001           59,131
                                                                      ---------------   ---------------  ---------------
              Total benefits and expenses                                    798,313           451,612          418,108
                                                                      ---------------   ---------------  ---------------
              Income before income taxes and cumulative
               effect of a change in accounting principle                    162,027           124,741          107,336
Income tax expense                                                            55,328            43,021           37,385
                                                                      ---------------   ---------------  ---------------
              Income before cumulative effect of a change
               in accounting principle                                       106,699            81,720           69,951
Cumulative effect on prior years of change in
 accounting for derivative instruments                                             -                 -           (1,012)
                                                                      ---------------   ---------------  ---------------
              Net income                                                   $ 106,699          $ 81,720         $ 68,939
                                                                      ---------------   ---------------  ---------------

              The accompanying notes are an integral part of these
                       consolidated financial statements.

Midland National Life Insurance Company and Subsidiaries
Consolidated Statements of Stockholder's Equity
Years Ended December 31, 2003, 2002 and 2001
------------------------------------------------------------------------------------------------------------------------------------

                                                                                             Accumulated
                                                                Additional                      Other                     Total
                                                      Common     Paid-in     Comprehensive  Comprehensive  Retained    Stockholder's
(amounts in thousands)                                Stock      Capital     Income (Loss)  Income (Loss)  Earnings      Equity


Balances at December 31, 2000                         $ 2,549    $  33,707                   $ (16,106)    $ 648,227   $ 668,377
Comprehensive income
   Net income                                                                 $  68,939                       68,939      68,939
   Other comprehensive income
     Net unrealized loss on available-for-sale investments
      and certain interest rate swaps (net of tax ($8,325))                     (15,462)       (15,462)                  (15,462)
                                                                             -----------
           Total comprehensive income                                         $  53,477
                                                                             -----------
Dividends paid on common stock                                                                               (22,000)    (22,000)
                                                     ---------  -----------                 -----------   -----------  ----------
Balances at December 31, 2001                           2,549       33,707                     (31,568)      695,166     699,854
Comprehensive income
   Net income                                                                 $  81,720                       81,720      81,720
   Other comprehensive income
     Net unrealized gain on available-for-sale investments
      and certain interest rate swaps (net of tax $38,318)                       71,164         71,164                    71,164
                                                                             -----------
           Total comprehensive income                                         $ 152,884
                                                                             -----------
Capital contribution                                                10,000                                                10,000
Dividends paid on common stock                                                                               (27,000)    (27,000)
                                                     ---------  -----------                 -----------   -----------  ----------
Balances at December 31, 2002                           2,549       43,707                      39,596       749,886     835,738
Comprehensive income
   Net income                                                                 $ 106,699                      106,699     106,699
   Other comprehensive income
     Minimum pension liability (net of tax $  407)                                 (756)          (756)                     (756)
     Net unrealized gain on available-for-sale investments
      and certain interest rate swaps (net of tax $14,222)                       26,412         26,412                    26,412
                                                                             -----------
           Total comprehensive income                                         $ 132,355
                                                                             -----------
Capital contribution                                               225,000                                               225,000
Dividends paid on common stock                                                                               (36,000)    (36,000)
                                                     ---------  -----------                 -----------   -----------  ----------
Balances at December 31, 2003                         $ 2,549    $ 268,707                   $  65,252     $ 820,585   $1,157,093
                                                     ---------  -----------                 -----------   -----------  ----------




              The accompanying notes are an integral part of these
                             financial statements.

Midland National Life Insurance Company and Subsidiaries
Consolidated Statements of Cash Flows
Years Ended December 31, 2003, 2002 and 2001
------------------------------------------------------------------------------------------------------------------------

(amounts in thousands)                                                     2003               2002               2001

Cash flows from operating activities
Net income                                                              $ 106,699          $  81,720          $  68,939
Adjustments to reconcile net income to net cash
 provided by (used in) operating activities
    Amortization of deferred policy acquisition costs
     and present value of future profits of
     acquired businesses                                                  129,362             50,001             59,131
    Net amortization of premiums and discounts on
     investments                                                           40,694             46,795             32,027
    Policy acquisition costs deferred                                    (393,833)          (369,222)          (283,282)
    Net realized investment (gains) losses                                 (3,482)           (14,514)             2,725
    Net unrealized (gains) losses on derivative
     instruments                                                          (17,024)            22,115             (2,753)
    Cumulative effect of accounting change                                      -                  -              1,012
    Deferred income taxes                                                 (17,447)           (18,166)              (151)
    Net interest credited and product charges on
     universal life and investment policies                               344,543            132,368             28,009
    Changes in other assets and liabilities
      Net receivables                                                    (100,577)           (22,345)           (12,018)
      Net payables                                                        (13,065)            (9,203)            13,607
      Policy benefits                                                     (23,983)             6,319             17,483
      Other                                                               (10,966)               188              1,212
                                                                  ----------------   ----------------   ----------------
              Net cash provided by (used in) operating
               activities                                                  40,921            (93,944)           (74,059)
                                                                  ----------------   ----------------   ----------------
Cash flows from investing activities
Proceeds from investments sold, matured or repaid
    Fixed maturities                                                    6,407,146          5,274,090          1,628,781
    Equity securities                                                     306,724            118,338            263,191
    Mortgage loans                                                         65,711                  -                  -
    Other invested assets and derivatives                                 157,831             38,282             11,709
Cost of investments acquired
    Fixed maturities                                                   (8,645,932)        (7,789,238)        (3,469,665)
    Equity securities                                                    (380,292)          (129,451)           (78,270)
    Other invested assets and derivatives                                (114,483)          (122,988)          (114,619)
Purchase of CHC                                                          (290,188)                 -                  -
Net change in policy loans                                                 (2,222)               172             (4,025)
Net change in short-term investments                                      256,608            (88,630)           (87,423)
Net change in repurchase agreements and
 collateral on swap agreements                                            (32,593)           615,096            457,926
Net change in amounts due to brokers                                      (18,177)           (91,786)            84,942
                                                                  ----------------   ----------------   ----------------
              Net cash used in investing activities                    (2,289,867)        (2,176,115)        (1,307,453)
                                                                  ----------------   ----------------   ----------------
Cash flows from financing activities
Receipts from universal life and investment products                    2,839,656          2,761,615          1,714,938
Benefits paid on universal life and investment
 products                                                                (756,241)          (461,264)          (303,015)
Cash paid on coinsurance agreement                                        (13,817)                 -                  -
Capital contributions received                                            225,000             10,000                  -
Dividends paid on common stock                                            (36,000)           (27,000)           (22,000)
                                                                  ----------------   ----------------   ----------------
              Net cash provided by financing activities                 2,258,598          2,283,351          1,389,923
                                                                  ----------------   ----------------   ----------------
              Increase in cash                                              9,652             13,292              8,411
Cash
Beginning of year                                                          23,616             10,324              1,913
                                                                  ----------------   ----------------   ----------------
End of year                                                             $  33,268          $  23,616          $  10,324
                                                                  ----------------   ----------------   ----------------
Supplemental disclosures of cash flow information
Cash paid during the year for
    Interest                                                              $     -            $    25            $    50
    Income taxes, paid to parent                                           92,221             42,908             48,038


              The accompanying notes are an integral part of these
                       consolidated financial statements.

Midland National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
December 31, 2003, 2002 and 2001

(amounts in thousands)

1.        Summary of Significant Accounting Policies

        Organization
        Midland National Life Insurance Company ("Midland National") is a wholly owned subsidiary of Sammons Enterprises, Inc. ("SEI"). Effective January 8, 2003, Midland National acquired through a purchase agreement, 100% of the outstanding shares of CHC Holding Inc. ("CHC") (Note 10). Companies owned by CHC include the insurance entity, Clarica Life Insurance Company - U.S. ("Clarica Life") and three noninsurance entities that provide various services on behalf of Clarica Life. Together, these companies (collectively the "Company") operate predominantly in the individual life and annuity business of the life insurance industry and are licensed to operate in 49 states and the District of Columbia. The accompanying financial statements include the consolidated accounts of the Company, including the results of operations and cash flows of CHC for the time period from January 8, 2003 (date of purchase) through December 31, 2003. All significant inter-company accounts and transactions have been eliminated in consolidation.

        The Company is affiliated through common ownership with North American Company for Life and Health Insurance ("North American") and North American Company for Life and Health Insurance of New York ("NANY").

        Use of Estimates
        In preparing the consolidated financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the balance sheet and revenues and expenses for the period. Actual results could differ significantly from those estimates.

        The Company is subject to the risk that interest rates will change and cause changes in investment prepayments and a decrease in the value of its investments. Policyholder persistency is also affected by changes in interest rates. To the extent that fluctuations in interest rates cause the cash flows and duration of assets and liabilities to differ from product pricing assumptions, the Company may have to sell assets prior to their maturity and realize a loss.

        Investments
        The Company is required to classify its fixed maturity investments (bonds and redeemable preferred stocks) and equity securities (common and nonredeemable preferred stocks) into three categories: securities that the Company has the positive intent and the ability to hold to maturity are classified as "held-to-maturity;" securities that are held for current resale are classified as "trading securities;" and securities not classified as held-to-maturity or as trading securities are classified as "available-for-sale." Investments classified as trading or available-for-sale are required to be reported at fair value in the balance sheet. The Company currently has no securities classified as held-to-maturity or trading.

        Available-for-sale securities are classified as such if not considered trading securities or if there is not the positive intent and ability to hold the securities to maturity. Such securities are carried at market value with the unrealized holding gains and losses included as other comprehensive income in stockholder's equity, net of related adjustments to deferred policy acquisition costs, deferred income taxes and the accumulated unrealized holding gains (losses) on securities sold which are released into income as realized investment gains (losses). Cash flows from available-for-sale security transactions are included in investing activities in the statements of cash flows.

        For collateralized mortgage obligations ("CMO's") and mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security. This adjustment is included in net investment income.

        The majority of the mortgage loans were acquired as part of the CHC acquisition and were recorded at fair value as of the purchase date. Mortgage loans are carried at the adjusted unpaid balances less allowance for losses.

        Short-term investments are carried at amortized cost, which approximates fair value. Policy loans are carried at unpaid principal balances.

        Other invested assets and derivatives are primarily comprised of interest rate swaps, options, joint ventures and limited partnerships. The derivatives are recorded at quoted market prices. Investments in joint ventures and limited partnerships are recorded under the equity method of accounting and reviewed for impairment on a periodic basis.

        Investment income is recorded when earned. Realized gains and losses are determined on the basis of specific identification of the investments.

        The Company's accounting policy for impairment recognition requires other than temporary impairment charges to be recorded. Factors considered in evaluating whether a decline in value is other than temporary include the length of time and magnitude by which the fair value is less than cost; the financial condition, enterprise value and prospects of the investment combined with the intent and ability of the Company to hold the investment. Other considerations are also taken into account such as, but not limited to financial ratios and the overall assessment of the value of the enterprise. For fixed income securities, the Company also considers whether it will be able to collect the amounts due according to the contractual terms of the investment. The Company recorded $19,229 and $16,429 during 2003 and 2002, respectively, of realized losses as a result of this analysis, in addition to those securities which were sold and impaired at the time of sale. These losses are included in net realized gains and losses.

        Recognition of Traditional Life Revenue and Policy Benefits
        Traditional life insurance products include those products with fixed and guaranteed premiums and benefits. Life insurance premiums, which comprise the majority of premium revenues, are recognized as premium income when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for policy benefit reserves and the amortization of deferred policy acquisition costs.

        Liabilities for future policy benefits for traditional policies generally are computed by the net level premium method based on estimated future investment yield, mortality, morbidity, and withdrawals which were appropriate at the time the policies were issued or acquired. Interest rate assumptions range primarily from 6.25% to 11.25%.

        Recognition of Revenue and Policy Benefits for Interest Sensitive Life Insurance Products and Investment Contracts ("Interest Sensitive Policies")
        Interest sensitive policies are issued on a periodic and single premium basis. Amounts collected are credited to policyholder account balances. Revenues from interest sensitive policies consist of charges assessed against policyholder account balances for the cost of insurance, policy administration, and surrender charges. Revenues also include investment income related to the investments which support the policyholder account balances. Policy benefits and claims that are charged to expense include benefits incurred in the period in excess of related policyholder account balances. Benefits also include interest and equity index amounts credited to the account balances.

        Policy reserves for universal life and other interest sensitive life insurance and investment contracts are determined using the retrospective deposit method. Policy reserves consist of the policyholder deposits and credited interest less withdrawals and charges for mortality, administrative, and policy expenses. Interest crediting rates ranged primarily from 2.0% to 6.65% during 2003, 2.75% to 5.65% during 2002 and 2.75% to 6.25% during 2001. For certain contracts, these crediting rates extend for periods in excess of one year.

        Accounting for Derivative Instruments
        Effective January 1, 2001, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by SFAS Nos. 137 and 138.

        SFAS No. 133 requires that all derivatives be carried on the balance sheet at fair value, with certain changes in fair value reflected in other comprehensive income (for those derivatives designated as "hedges") while other changes in derivative fair value are reflected in the statement of income. The Company uses derivatives to manage its policy obligation and investment risks.

        The Company has approximately $1,878,827 of annuity policies inforce (net of $720,116 ceded to an outside reinsurer) that have a guaranteed base return and a higher potential return tied to several major equity market indexes. In order to fund these benefits, the Company purchases over-the-counter index ("call") options which compensate the Company for any appreciation over the strike price and offsets the corresponding increase in the policyholder obligation. The Company classifies these derivative investments as "Other Invested Assets" and amortizes the cost against investment income over the term of the option, which is typically one year. In accordance with SFAS No. 133, the Company adjusts the carrying value of the options from amortized cost to market with any change reflected as an unrealized gain (loss) in the statement of income. When the option matures, any value received by the Company is reflected as investment income ($48,742 in 2003 and $4,385 in 2002) offset by the amount credited to the policyholder ($45,385 in 2003 and $3,915 in 2002). The following relates to the options owned as of December 31, 2003 and 2002:

                                                  2003               2002

        Notional amount                        $1,875,505         $1,330,770
        Amortized cost                             59,275             42,664
        Estimated fair value                      228,928             34,395


        SFAS No. 133 requires that the fair value changes of the derivatives embedded in "Equity Indexed Products" be reflected in the statement of income. The following summarizes the impacts of these derivatives in the statement of income:

                                                                                  December 31,
                                                  Change       --------------------------------------------------
Gain (Loss) in Fair Value                       During 2003         2003              2002             2001

Change in investment values                       $ 145,229         $ 136,960          $ (8,269)        $  1,687
Change in liability values                         (128,205)         (144,487)          (16,282)          (4,123)
                                             ---------------   ---------------   ---------------  ---------------
Change in derivative/option values                   17,024            (7,527)          (24,551)          (2,436)
Offset to deferred acquisition costs                (11,975)            5,211            17,186            1,705
Offset to federal income taxes                       (1,796)              782             2,578              256
                                             ---------------   ---------------   ---------------  ---------------
Net impact                                         $  3,253          $ (1,534)         $ (4,787)         $  (475)
                                             ---------------   ---------------   ---------------  ---------------

        The impact as of January 1, 2001, was reflected as a change in accounting. The changes during 2003 and 2002 are reflected in the statement of income in the respective components of income.

        The fair value of the investment in call options is based upon quoted market prices. The fair value of the embedded options related to the policyholder obligations (liability values) is based upon current and expected index levels and returns as well as assumptions regarding general policyholder behavior, primarily lapses and withdrawals. These projected benefit values are discounted to the current date using the current risk free rate consistent with the duration of the liability. This value is then compared to the carrying value of the liability to calculate any gain or loss which is reflected in the statement of income as an unrealized gain or loss on derivative instruments. To the extent that these changes in values impact the earnings pattern of the product and thus the amortization pattern of the deferred acquisition costs, an adjustment to the amortization of deferred acquisition costs is made.

        The Company has a number of investments which pay interest on a variable rate tied to a major interest rate index. The Company has entered into interest rate swaps which effectively convert the variable cash flows to fixed over the life of the swaps. These swaps pay the Company fixed rates while the Company is obligated to pay variable rates. The swaps are part of the Company's overall risk and asset-liability management strategy to reduce the volatility of cash flows and provide a better match to the characteristics of the Company's liabilities.

                                                   2003              2002

Notional amounts                                 $ 266,500           $ 728,500
Fixed rates to receive (range)               4.73% to 6.04%     4.73% to 6.04%
Current variable rates to pay (range)        1.15% to 1.23%     1.40% to 1.96%


        These swaps are accounted for as cash-flow hedges with the change in fair value reflected in other comprehensive income. The Company had no outstanding interest rate swaps as of January 1, 2001, so there was no change in accounting.


                                                           Change                      December 31,
                                                           During         -----------------------------------
Gain (Loss) in Fair Value                                   2003                 2003               2002

Change in swaps values                                       $ (66,788)         $  10,705          $  77,493
Offset to deferred acquisition costs                            46,752             (7,493)           (54,245)
Offset to federal income taxes                                   7,013             (1,124)            (8,137)
                                                       ----------------   ----------------   ----------------
              Net impact to other comprehensive
               income                                        $ (13,023)          $  2,088          $  15,111
                                                       ----------------   ----------------   ----------------


       The Company generally limits its selection of counterparts that are obligated under its derivative contracts to those within the "A" credit rating or above. Entering into such agreements from financial institutions with long-standing performance records minimizes the risk. The amounts of such exposure are essentially the net replacement cost or market value for such agreements with each counter party, as well as any interest due the Company from the last interest payment period less any collateral posted by the financial institution. Collateral posted at December 31, 2003, applicable to all derivative investments was $105,110 and is reflected in the balance sheet in short term investments. The obligation to repay the collateral is reflected in the balance sheet in repurchase agreements and collateral on derivative instruments.

        Deferred Policy Acquisition Costs ("DPAC")
        Policy acquisition costs that vary with, and are primarily related to the production of new business have been deferred to the extent that such costs are deemed recoverable from future profits. Such costs include commissions, policy issuance, underwriting, and certain variable agency expenses.

        Deferred costs related to traditional life insurance are amortized over the estimated premium payment period of the related policies in proportion to the ratio of annual premium revenues to total anticipated premium revenues.


        Deferred costs related to interest sensitive policies are being amortized over the lives of the policies in relation to the present value of actual and estimated gross profits subject to regular evaluation and retroactive revision to reflect actual emerging experience.

        Policy acquisition costs deferred and amortized for years ended December 31 are as follows:

                                                                   2003               2002               2001

Deferred policy acquisition costs, beginning
 of year                                                         $ 966,311          $ 805,576          $ 554,426
Offset to losses on derivative instruments -
 January 1, 2001                                                         -                  -              3,632
Commissions deferred                                               365,615            336,072            256,334
Underwriting and acquisition expenses deferred                      28,218             33,150             26,948
Change in offset to unrealized (gains) losses                         (421)          (161,493)            20,015
Amortization - related to operations                              (114,380)           (61,259)           (53,852)
Amortization - related to SFAS No. 133                             (11,975)            14,265             (1,927)
                                                           ----------------   ----------------   ----------------
Deferred policy acquisition costs, end of year                  $1,233,368          $ 966,311          $ 805,576
                                                           ----------------   ----------------   ----------------

        To the extent that unrealized gains and losses on available-for-sale securities would result in an adjustment to the amortization pattern of deferred policy acquisition costs or present value of future profits of acquired businesses had those gains or losses actually been realized, the adjustments are recorded directly to stockholder's equity through other comprehensive income as an offset to the unrealized gains or losses. Recoverability of deferred policy acquisition costs is evaluated periodically by comparing the current estimate of future profits to the unamortized asset balance.

        Present Value of Future Profits of Acquired Businesses
        The present value of future profits of acquired businesses ("PVFP") represents the portion of the purchase price of blocks of businesses which is allocated to the future profits attributable to the insurance in force at the dates of acquisition. The PVFP is amortized in relationship to the actual and expected emergence of such future profits. The composition of the PVFP for the years ended December 31 is summarized below:

                                                                  2003               2002               2001

Balance at beginning of year                                     $  12,214          $  15,221          $  18,573
Amortization                                                        (3,007)            (3,007)            (3,352)
                                                           ----------------   ----------------   ----------------
Balance at end of year                                            $  9,207          $  12,214          $  15,221
                                                           ----------------   ----------------   ----------------

        Retrospective adjustments of these amounts are made periodically upon the revision of estimates of current or future gross profits on universal life-type products to be realized from a group of policies. Recoverability of the PVFP is evaluated periodically by comparing the current estimate of future profits to the unamortized asset balance.

        Based on current conditions and assumptions as to future events, the Company expects to amortize substantially all of the existing PVFP over the next five years.


        Policy Claims and Benefits Payable
        The liability for policy claims and benefits payable includes provisions for reported claims and estimates for claims incurred but not reported, based on the terms of the related policies and contracts and on prior experience. Claim liabilities are based on estimates and are subject to future changes in claim severity and frequency. Estimates are periodically reviewed and adjustments to such liabilities are reflected in current operations.

        Federal Income Taxes
        The Company is a member of SEI's consolidated United States federal income tax group. The policy for intercompany allocation of federal income taxes provides that the Company compute the provision for federal income taxes on a separate return basis. The Company makes payment to, or receives payment from, SEI in the amount they would have paid to, or received from, the Internal Revenue Service had they not been members of the consolidated tax group. The separate Company provisions and payments are computed using the tax elections made by SEI.

        Deferred tax liabilities and assets are recognized based upon the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

        Assets Held in Separate Accounts
        Separate accounts are funds on which investment income and gains or losses accrue directly to certain policyholders. The assets of these accounts are legally separated and are not subject to the claims that may arise out of any other business of the Company. The Company reports separate account assets at market value; the underlying investment risks are assumed by the contractholders. The Company records the related liabilities at amounts equal to the market value of the underlying assets. The Company records the fees earned for administrative and contractholder services performed for the separate accounts in other income.

        Comprehensive Income
        The Company follows the reporting concept of "Comprehensive Income" which requires the reporting of comprehensive income in addition to net income from operations. Comprehensive income is a more inclusive financial reporting methodology that includes disclosure of certain financial information that historically has not been recognized in the calculation of net income. Comprehensive income for the Company includes net income and other comprehensive income, which includes unrealized gains and losses on available-for-sale securities and the minimum pension liability. In addition, certain interest rate swaps are accounted for as cash-flow hedges with the change in the fair value of the swap reflected in other comprehensive income.


        Repurchase Agreements and Collateral on Derivative Instruments

        Repurchase Agreements
        As part of the Company's investment strategy, the Company may enter reverse repurchase agreements and dollar-roll transactions to increase the Company's investment return. The Company accounts for these transactions as collateral borrowings, where the amount borrowed is equal to the market value of the underlying securities. Reverse repurchase agreements involve a sale of securities and an agreement to repurchase the same securities at a later date at an agreed-upon price. Dollar rolls are similar to reverse repurchase agreements except that, with dollar rolls, the repurchase involves securities that are only substantially the same as the securities sold. As of December 31, 2003 and 2002, there were $935,319 and $1,007,654, respectively, of such agreements outstanding. The collateral for these agreements is held in the fixed maturities and short-term investments in the balance sheets.

        Collateral on Derivative Instruments As a result of market value changes, certain financial institutions involved in the interest rate swap agreements and options deposit cash with the Company to collateralize these obligations. The cash collateral and the amount that the Company was permitted to repledge was $105,110 and $65,368 at December 31, 2003 and 2002, respectively, and is reflected in the Company's consolidated balance sheets in short term investments. None of the collateral has been repledged as of December 31, 2003 and 2002. The obligation to repay the collateral is reflected in the consolidated balance sheets in repurchase agreements and collateral on derivative instruments.

        New Accounting Standards
        In June 2003, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position ("SOP") 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for the Separate Accounts. The Company will adopt this SOP in 2004. The SOP provides guidance on accounting and reporting for certain insurance sales inducements, primarily bonus interest credits. In addition, the SOP modifies accounting and reporting for certain separate account business. The Company currently reports the bonus interest and separate account business in substantially the method prescribed in the SOP, therefore the adoption of this SOP should have minimal to no impact on the Company's financial position or results of operations.

        In April 2003, the Derivatives Interpretation Group Issue B36, Embedded
        Derivatives: Modified Coinsurance Arrangements and Debt Instruments that Incorporate Credit Risk Exposures that are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments ("DIG B36"), was cleared by the Financial Accounting Standards Board ("FASB"). DIG B36 provides guidance for determining when certain reinsurance arrangements and debt instruments contain embedded derivatives requiring bifurcation due to the incorporation of credit risk exposures that are not clearly and closely related to the creditworthiness of the obligor. This pronouncement becomes effective for the Company in 2004. It is anticipated DIG B36 will impact the accounting and reporting for one large coinsurance with funds withheld agreement with an outside reinsurance company. The Company is currently reviewing the impact of this pronouncement, but does not anticipate a material impact on its financial position or results of operations.


        In January 2003, the FASB issued Interpretation No. 46, Consolidation of Variable Interest Entities, an Interpretation of Accounting Research Bulletin No. 51. This interpretation provides guidance for determining when a variable interest entity, as defined, should be consolidation in an issuer's financial statements. The interpretation is effective for periods ending after March 15, 2004. The adoption of this interpretation is not expected to have a significant impact on the Company's financial position or results of operations.

2.      Fair Value of Financial Instruments

        The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

        Mortgage Loans
        The majority of the mortgage loans were acquired as part of the CHC acquisition and were restated to a market value at purchase date. The fair values are estimated using a duration-adjusted pricing methodology that reflects changes in market interest rates and the specific interest-rate sensitivity of each mortgage. Price changes derived from the monthly duration-adjustments are applied to the initial valuation mortgage portfolio that was conducted by an independent broker/dealer upon acquisition of the loans in January 2003. At that time, each mortgage was modeled and assigned a spread corresponding to its risk profile for valuation purposes.

        Cash, Short-Term Investments and Policy Loans
        The carrying amounts reported in the balance sheets for these instruments approximate their fair values.

        Other Invested Assets and Derivatives
        For joint ventures and limited partnerships, the carrying amounts reported in the consolidated balance sheets approximate their fair values. For the derivative instruments, including the interest rate swaps and options, the carrying value is equal to broker quoted market prices or fair value.

        Investment Securities
        Fair value for fixed maturity securities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturities not actively traded, fair values are estimated using values obtained from independent pricing services. In some cases, such as private placements and certain mortgage-backed securities, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value of equity securities are based on quoted market prices.

        Investment-Type Insurance Contracts
        Fair values for the Company's liabilities under investment-type insurance contracts are estimated using two methods. For those contracts without a defined maturity, the fair value is estimated as the amount payable on demand (cash surrender value). For those contracts with known maturities, fair value is estimated using discounted cash flow calculations using interest rates currently being offered for similar contracts with maturities consistent with the contracts being valued.


        These fair value estimates are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in some cases, could not be realized in the immediate settlement of the instruments. Certain financial liabilities (including non investment-type insurance contracts) and all nonfinancial instruments are excluded from the disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value to the Company.

        The carrying value and estimated fair value of the Company's financial instruments are as follows:

                                             December 31, 2003                        December 31, 2002
                                    --------------------------------------   --------------------------------------
                                         Carrying            Estimated            Carrying            Estimated
                                           Value            Fair Value              Value            Fair Value

Financial assets
    Fixed maturities,
     available-for-sale                 $11,418,585         $11,418,585          $ 7,121,761         $ 7,121,761
    Equity securities,
     available-for-sale                     320,049             320,049              233,943             233,943
    Mortgage loans                          483,595             482,347               42,657              42,657
    Policy loans                            269,441             269,441              226,451             226,451
    Short-term investments                  209,268             209,268              377,913             377,913
    Other invested assets
     and derivatives                        302,964             302,964              214,661             214,661
Financial liabilities
    Investment-type
     insurance contracts                  5,967,544           5,130,482            5,201,399           4,363,514


3.      Investments and Investment Income

        Fixed Maturities and Equity Security Investments
        The amortized cost and estimated fair value of fixed maturities and equity securities classified as available-for-sale are as follows:

                                                                    December 31, 2003
                                        -------------------------------------------------------------------------
                                                                Gross             Gross
                                                              Unrealized        Unrealized         Estimated
                                            Amortized          Holding           Holding             Fair
                                              Cost              Gains             Losses             Value

Fixed maturities
    U.S. Treasury and other U.S.
     Government corporations
     and agencies                             $ 2,404,529         $ 23,051          $ 30,886         $ 2,396,694
    Corporate securities                        5,051,101          170,338            30,028           5,191,411
    Mortgage-backed securities                  3,648,309           82,784            17,253           3,713,840
    Other debt securities                         110,527            6,284               171             116,640
                                        ------------------  ---------------   ---------------  ------------------
              Total fixed maturities           11,214,466          282,457            78,338          11,418,585
Equity securities                                 303,867           17,385             1,203             320,049
                                        ------------------  ---------------   ---------------  ------------------
              Total available-for-
               sale                           $11,518,333        $ 299,842          $ 79,541         $11,738,634
                                        ------------------  ---------------   ---------------  ------------------




                                                                   December 31, 2002
                                        -------------------------------------------------------------------------
                                                                Gross             Gross
                                                              Unrealized        Unrealized         Estimated
                                            Amortized          Holding           Holding             Fair
                                              Cost              Gains             Losses             Value

Fixed maturities
    U.S. Treasury and other U.S.
     Government corporations
     and agencies                             $ 1,583,313         $ 42,607          $  3,369         $ 1,622,551
    Corporate securities                        3,193,236           87,196           110,080           3,170,352
    Mortgage-backed securities                  2,231,273           91,089             4,233           2,318,129
    Other debt securities                          10,067              671                 9              10,729
                                        ------------------  ---------------   ---------------  ------------------
              Total fixed maturities            7,017,889          221,563           117,691           7,121,761
Equity securities                                 225,358           10,717             2,132             233,943
                                        ------------------  ---------------   ---------------  ------------------
              Total available-for-
               sale                           $ 7,243,247        $ 232,280         $ 119,823         $ 7,355,704
                                        ------------------  ---------------   ---------------  ------------------


        The corporate securities category in the table above includes a group of foreign securities with a total amortized cost of $19,487 and a fair value of $21,075 at December 31, 2003. These securities have variable interest rates that currently average 1.42% and maturity dates of 2049.

        The following table shows the Company's gross unrealized losses and fair value on its available-for-sale securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, at December 31, 2003.


                              Less than 12 months           12 months or more                 Total
                           ---------------------------   -------------------------   ---------------------------
                                           Unrealized                  Unrealized                    Unrealized
                            Fair Value       Losses      Fair Value      Losses       Fair Value       Losses

Fixed maturities
   US Treasury and other
    U.S. Government
    corporations and
    agencies                  $1,160,846      $28,898       $ 93,167      $ 1,988       $1,254,013      $30,886
   Corporate securities          186,633        9,384        233,752       20,644          420,385       30,028
   Mortgage-backed
    securities                 1,152,469       17,128         14,875          125        1,167,344       17,253
   Other debt securities          27,009          171              -            -           27,009          171
                           --------------  -----------   ------------  -----------   --------------  -----------
           Total fixed
            maturities         2,526,957       55,581        341,794       22,757        2,868,751       78,338
Equity securities                 98,825        1,141          3,999           62          102,824        1,203
                           --------------  -----------   ------------  -----------   --------------  -----------
           Total available-
            for-sale          $2,625,782      $56,722       $345,793      $22,819       $2,971,574      $79,541
                           --------------  -----------   ------------  -----------   --------------  -----------

        The unrealized appreciation (depreciation) on the available-for-sale securities and interest rate swaps in 2003 and 2002 is reduced by DPAC and deferred income taxes and is reflected as a component of accumulated other comprehensive income in the statements of stockholder's equity:

                                                                                      2003               2002

Net unrealized appreciation - AFS securities                                        $ 220,300          $ 112,457
Net unrealized appreciation - interest rate swaps                                      10,705             77,493
DPAC                                                                                 (129,455)          (129,034)
Deferred income taxes                                                                 (35,542)           (21,320)
                                                                              ----------------   ----------------
                                                                                       66,008             39,596
Minimum pension liability (net of tax $407)                                              (756)                 -
                                                                              ----------------   ----------------
              Accumulated other comprehensive gain                                  $  65,252          $  39,596
                                                                              ----------------   ----------------


        The other comprehensive income (loss) is comprised of the change in unrealized gains (losses) on available-for-sale fixed maturities, equity security investments and other invested assets (interest rate swaps) arising during the period less the realized (gains) losses included in income, deferred policy acquisition costs, minimum pension liability and deferred income taxes as follows:

                                                                  2003               2002               2001

Unrealized holding gains (losses) arising in the
 current period
     Fixed maturities                                            $  30,731          $ 209,522          $ (59,692)
     Equity securities                                              12,538             (1,039)            12,680
     Other invested assets - interest rate swaps                   (66,788)            77,004                489
     Less:  Reclassification adjustment for
      losses (gains) released into income                           64,574            (14,512)             2,721
     Less:  DPAC impact                                               (421)          (161,493)            20,015
     Less:  Deferred income tax effect                             (14,222)           (38,318)             8,325
                                                           ----------------   ----------------   ----------------
                                                                    26,412             71,164            (15,462)
     Less:  Minimum pension liability impact                          (756)                 -                  -
                                                           ----------------   ----------------   ----------------
                 Net other comprehensive income
                  (loss)                                         $  25,656          $  71,164          $ (15,462)
                                                           ----------------   ----------------   ----------------

        The amortized cost and estimated fair value of available-for-sale fixed maturities at December 31, 2003, by contractual maturity, are as follows. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                                               Amortized           Estimated
                                                                                 Cost             Fair Value

Due in one year or less                                                           $  103,700          $  104,462
Due after one year through five years                                              1,197,821           1,240,224
Due after five years through ten years                                             1,663,622           1,722,913
Due after ten years                                                                4,601,014           4,637,146
Securities not due at a single maturity date (primarily
 mortgage-backed securities)                                                       3,648,309           3,713,840
                                                                           ------------------  ------------------
              Total fixed maturities                                             $11,214,466         $11,418,585
                                                                           ------------------  ------------------

        Midland National became a member of the Federal Home Loan Bank of Des Moines ("FHLB") in 2002. In order to become a member Midland National was required to purchase FHLB equity securities that total $10,000 as of December 31, 2003. The securities are included in equity securities at cost in the Company's balance sheet. Resale of these securities is restricted only to FHLB. As a member of FHLB the Company can borrow money, provided that FHLB's collateral and stock ownership requirements are met. The maximum amount the Company can borrow is twenty times its FHLB investment. The interest rate and repayment terms differ depending on the type of advance and the term selected. The Company has not utilized this facility since its inception.


        Investment Income and Investment Gains (Losses)
        The major categories of investment income are summarized as follows:


                                                                   2003               2002               2001

Gross investment income
    Fixed maturities                                             $ 557,185          $ 323,558          $ 239,652
    Equity securities                                               27,506             19,387             30,620
    Mortgage loans                                                  37,961              3,608              3,744
    Policy loans                                                    20,100             16,781             16,734
    Short-term investments                                           4,972              8,305             12,238
    Other invested assets                                           22,115             25,227              7,202
                                                           ----------------   ----------------   ----------------
              Total gross investment income                        669,839            396,866            310,190
Value received on option maturities                                 48,742              4,385                  -
Less:  Amortization of investment options                           77,357             56,491             34,216
Less:  Investment expenses                                          46,075             20,386             42,230
                                                           ----------------   ----------------   ----------------
              Net investment income                              $ 595,149          $ 324,374          $ 233,744
                                                           ----------------   ----------------   ----------------

        Included in gross investment income from equity securities in 2003 is $4,686 of income related to a common stock trading program the Company initiated during 2003. Under this program, the Company purchases a common equity security prior to its ex-dividend date and simultaneously writes a covered call option on the security. The Company receives the common equity dividend and subsequently disposes of the common equity by terminating or expiring the written call option and selling the equity security or the covered call option on the equity security is exercised. In addition, the Company purchased S&P 500 put options to hedge against a significant drop in the equity securities market. For the year ended December 31, 2003, gross investment income from these activities consisted of the following:


Dividends                                                             $  15,188
Covered call option premiums                                              7,394
Loss on disposal of equity securities                                   (17,271)
S&P 500 put option expense                                                 (625)
                                                                ----------------
              Net impact on gross investment income                    $  4,686
                                                                ----------------



        The major categories of realized investment gains (losses) reflected in the income statement are summarized as follows:


                                                                   2003               2002               2001
                                                                 Realized           Realized           Realized

Fixed maturities                                                 $ (69,515)         $  26,331          $ (16,158)
Equity securities                                                    4,941            (11,819)            13,437
Mortgage loans                                                       2,164                  -                  -
Gain on termination of interest rate swaps                          65,901                  -                  -
Other                                                                   (9)                 2                 (4)
                                                           ----------------   ----------------   ----------------
              Net investment gains (losses)                       $  3,482          $  14,514          $  (2,725)
                                                           ----------------   ----------------   ----------------

        During 2003, the Company terminated interest rate swaps in situations where the underlying hedged assets were either called or sold. These swaps were previously accounted for as cash flow hedges and the proceeds from termination are reflected as realized gains or losses. During 2003, the Company terminated interest rate swaps with notional amounts of $462,000 and realized net gains on the terminations of $42,293. In some of the termination agreements, the Company elected to continue the interest rate swap for a period of 18 months. The remaining 18-month interest rate swaps do not qualify for hedge accounting and the Company realized a gain equal to the fair value of the remaining interest rate swap on the date of termination. These swaps are adjusted to fair market value as of December 31, 2003, with any change in fair value reflected as a realized gain or loss. During 2003, the Company realized net gains of $23,608 related to the termination of interest rate swaps with remaining 18-month periods.

        In 2002, the Company sold most of its investments in Worldcom Inc. bonds and recorded a pre-tax realized loss of approximately $18,000. Offsetting gains were taken on other securities during 2002 which were recorded in net realized investment gains.

        In 2001, the Company sold most of its investments in Enron bonds and recorded a pre-tax realized loss of approximately $28,000. Offsetting gains were taken on other securities during 2001 which were recorded in net realized investment gains.

        Proceeds from the sale of available-for-sale securities and the gross realized gains and losses on these sales (excluding maturities, calls and prepayments) during 2003, 2002 and 2001 were as follows:


                                    2003                           2002                          2001
                        -----------------------------  ----------------------------  ----------------------------
                            Fixed          Equity         Fixed          Equity          Fixed         Equity
                         Maturities      Securities     Maturities     Securities     Maturities     Securities

Proceeds from sales     $5,509,559      $ 281,599     $5,079,475       $ 69,273      $1,338,697     $ 254,900
Gross realized gains        52,919          6,214         88,727          2,892          39,384        18,314
Gross realized losses      (92,818)        (2,719)       (51,632)       (17,565)        (58,371)       (9,287)


        Credit Risk Concentration
        The Company generally strives to maintain a diversified invested assets portfolio. Other than investments in U.S. Government or U.S. Government Agency or Authority, the Company had no investments in one entity which exceeded 10% of stockholder's equity at December 31, 2003.

        Other
        At December 31, 2003 and 2002, securities amounting to $4,845 and $2,183, respectively, were on deposit with regulatory authorities as required by law.

        Mortgage Loans
        Approximately 34% of the Company's mortgage loan portfolio is located in the Northeast geographic region. No other region accounts for over 19% of the mortgage portfolio. The composition of the mortgage loan portfolio by property characteristic category as of December 31, 2003, was as follows: Office 44%, Retail 13%, Industrial 28%, Apartment 6%, and Other 9%. At December 31, 2003, no investments in mortgage loans were considered by management to be impaired. At December 31, 2003, the average investment in mortgage loans was $5,800.

        The maximum and minimum lending rates for new mortgage loans during 2003 was 7.84% to 7.84%. The maximum percentage of any one loan to the value of the underlying security at the time of the loan was 80%. Property and casualty insurance is required on all properties covered by mortgage loans at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the buildings.

        The total recorded investment in restructured loans at December 31, 2003, is $600. Interest income on nonperforming loans is generally recognized on a cash basis.

4.      Income Taxes

        The significant components of the provision for income taxes are as follows:

                                                                  2003               2002               2001

Current                                                          $  72,775          $  61,187          $  37,536
Deferred                                                           (17,447)           (18,166)              (151)
                                                           ----------------   ----------------   ----------------
              Total income tax expense                           $  55,328          $  43,021          $  37,385
                                                           ----------------   ----------------   ----------------


        Income tax expense differs from the amounts computed by applying the U.S. Federal income tax rate of 35% to income before income taxes as follows:


                                                                  2003               2002               2001

At statutory federal income tax rate                             $  56,709          $  43,660          $  37,567
Dividends received deductions                                         (462)              (405)              (701)
Other, net                                                            (919)              (234)               519
                                                           ----------------   ----------------   ----------------
              Total income tax expense                           $  55,328          $  43,021          $  37,385
                                                           ----------------   ----------------   ----------------

        The federal income tax asset as of December 31 is comprised of the following:


                                                                                    2003               2002

Net deferred income tax asset (liability)                                           $  74,102          $  (2,098)
Income taxes currently payable                                                         (5,658)           (15,598)
                                                                              ----------------   ----------------
              Income tax asset (liability)                                          $  68,444          $ (17,696)
                                                                              ----------------   ----------------

        The tax effects of temporary differences that give rise to significant portions of the deferred income tax assets and deferred income tax liabilities at December 31 are as follows:



                                                                                   2003               2002

Deferred income tax assets
    Policy liabilities and reserves                                                 $ 505,038          $ 320,041
    Other, net                                                                         31,599              5,333
                                                                              ----------------   ----------------
              Total gross deferred income tax assets                                  536,637            325,374
                                                                              ----------------   ----------------
Deferred income tax liabilities
    Investments                                                                      (124,855)           (49,592)
    Present value of future profits of acquired business                               (3,222)            (4,275)
    Deferred policy acquisition costs                                                (334,458)          (273,605)
                                                                              ----------------   ----------------
              Total deferred income tax liabilities                                  (462,535)          (327,472)
                                                                              ----------------   ----------------
              Net deferred income tax asset (liability)                             $  74,102          $  (2,098)
                                                                              ----------------   ----------------

        Prior to 1984, certain special deductions were allowed life insurance companies for federal income tax purposes. These special deductions were accumulated in a memorandum tax account designated as "Policyholders' Surplus." Such amounts will usually become subject to tax at the then current rates only if the accumulated balance exceeds certain maximum limitations or certain cash distributions are deemed to be paid out of this account. It is management's opinion that further deemed payments from this account are not likely to occur. Accordingly, no provision for income tax has been made on the approximately $79,000 balance in the policyholders' surplus account at December 31, 2003.

5.      Reinsurance

        The Company is involved in both the cession and assumption of life and annuity reinsurance with other companies. Reinsurance premiums and claims ceded and assumed for the years ended December 31 are as follows:

                              2003                              2002                            2001
                 --------------------------------  ------------------------------  ------------------------------
                     Ceded            Assumed          Ceded           Assumed          Ceded          Assumed

Premiums              $ 597,016          $ 9,597        $ 623,532        $ 7,519          $ 42,760       $ 6,026
Claims                    9,995           12,172           27,927          7,282            19,225         5,946



        The Company generally reinsures the excess of each individual risk over $500 on ordinary life policies in order to spread its risk of loss. Certain other individual health contracts are reinsured on a policy-by-policy basis. The Company remains contingently liable for certain of the liabilities ceded in the event the reinsurers are unable to meet their obligations under the reinsurance agreement. To limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors its concentration of credit risk. The Company generally only reinsures with companies rated "A" or better by A.M. Best. The Company has two large reinsurance arrangements at December 31, 2003, which are described below.

        Midland National entered into a funds withheld coinsurance agreement with an outside reinsurer in 2002. This is an indemnity agreement that covers 50% of all policies issued during 2002 and 2003 of particular annuity plans. In this agreement Midland National agrees to withhold, on behalf of the assuming company, assets equal to the Statutory reserve associated with these policies. The Company has netted the funds withheld liability of $896,173 and $491,472 against the reserve credits of $1,093,253 and $601,019 in the reinsurance receivable line in the December 31, 2003 and 2002 balance sheets, respectively. This agreement increased (decreased) the following financial statement lines as follows:

                                                                    2003               2002

Assets
    Other invested assets                                          $  4,842           $  3,425
    Deferred policy acquisition costs                              (192,354)          (109,793)
    Reinsurance receivables                                         197,079            109,547
Liabilities
    Other liabilities                                                 1,022              2,316
Revenues
    Interest sensitive life and investment product charges             (197)              (109)
    Net investment income                                           (38,627)           (11,406)
Benefits and expenses
    Interest credited to policyholder account balances              (27,115)            (8,861)
    Operating expenses                                                   75               (353)
    Amortization of deferred policy acquisition costs               (10,704)            (3,164)

        Premiums, interest sensitive life and investment product charges, and benefits incurred are stated net of the amounts of premiums and claims assumed and ceded. Policyholder account balances, policy benefit reserves, and policy claims and benefits payable are reported net of the related reinsurance receivables. These receivables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts.

        Effective January 1, 2003, Clarica Life entered into a coinsurance agreement with an outside reinsurer that covers 30% of the majority of the inforce life and annuity policies. Policies issued in 2003 are not covered under this agreement. In this agreement approximately $734,671 of policy obligations were transferred to the reinsurer. The transfer of the policy obligations was funded by the transfer of $564,570 of fixed maturity securities, $153,219 of mortgage loans and $15,417 of cash. The GAAP ceding fee of $1,465 was recorded into a deferred liability account which will be amortized over the life of the agreement.

6.      Statutory Financial Data and Dividend Restrictions

        Midland National is domesticated in Iowa and its statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the insurance department of the domiciliary state. "Prescribed" statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners ("NAIC"). "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed. Such practices differ from state to state and company to company.

        Generally, the net assets of an Iowa domiciled insurance company available for distribution to its stockholders are limited to the amounts by which the net assets, as determined in accordance with statutory accounting practices, exceed minimum regulatory statutory capital requirements. All payments of dividends or other distributions to stockholders are subject to approval by regulatory authorities. The maximum amount of dividends that can be paid by Midland National during any 12-month period, without prior approval of the insurance commissioner, is limited according to statutory regulations and is a function of statutory equity and statutory net income (generally, the greater of statutory-basis net gain from operations or 10% of prior year-end statutory-basis surplus). The Company paid statutory stockholder dividends of $36,000, $27,000 and $22,000 in 2003, 2002 and
        2001, respectively. Dividends payable in 2004 up to approximately $121,500 will not require prior approval of regulatory authorities.

        The statutory net income of the Company for the years ended December 31, 2003, 2002 and 2001, is approximately $95,000, $68,000 and $52,000, respectively, and capital and surplus at December 31, 2003, 2002 and 2001, is approximately $722,000, $509,000 and $457,000, respectively, in accordance with statutory accounting principles.

7.      Employee Benefits

        Midland National participates in qualified pensions and other postretirement benefit plans sponsored by SEI. The Company also provides certain postretirement health care and life insurance benefits for eligible active and retired employees through a defined benefit plan. The following table summarizes the benefit obligations, the fair value of plan assets and the funded status as of December 31, 2003 and 2002. The amounts reflect an allocation of the Company's portion of the SEI plan:

                                                         Pension Benefits                 Other Benefits
                                                   ------------------------------  ------------------------------
                                                       2003            2002            2003             2002

Benefit obligation at December 31                       $ 18,589        $ 14,556         $ 3,352         $ 1,995
Fair value of plan assets at December 31                   9,950           7,892               -               -
                                                   --------------  --------------  --------------   -------------
Funded status at December 31                            $ (8,639)       $ (6,664)       $ (3,352)       $ (1,995)
                                                   --------------  --------------  --------------   -------------
Accrued benefit liability recognized
 in financial statements                                 $ 3,501         $ 2,639         $ 1,862         $ 1,636
                                                   --------------  --------------  --------------   -------------


        The Company's postretirement benefit plan is not funded; therefore, it has no plan assets.

        The amounts of contributions made to and benefits paid from the plan are as follows:


                                                         Pension Benefits                 Other Benefits
                                                   ------------------------------  ------------------------------
                                                   ------------------------------  ------------------------------
                                                       2003            2002            2003             2002

Employer contributions                                   $ 2,247         $ 1,490           $   -           $   -
Employee contributions                                         -               -              56              57
Benefit payments                                             164              57             219             193


        The following table provides the net periodic benefit cost for the years ended 2003, 2002 and 2001:

                                 Pension Benefits                                 Other Benefits
                   ----------------------------------------------  ----------------------------------------------
                       2003            2002            2001            2003            2002             2001

Net periodic
 benefit costs          $ 1,859          $ 1,394         $ 1,052          $  390          $  197          $   34


        The assumptions used in the measurement of the Company's benefit obligations are shown in the following table:


                                                         Pension Benefits                 Other Benefits
                                                   ------------------------------  ------------------------------
                                                       2003            2002            2003             2002

Weighted-average assumptions as of
 December 31
    Discount rate                                      6.25%           6.75%           6.25%           6.75%
    Expected return on plan assets                     8.75%           8.75%            N/A             N/A
    Rate of compensation increase                      4.25%           4.25%            N/A             N/A


        For measurement purposes, a 9.0% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2003. The rate was assumed to decrease gradually each year to a rate of 4.5% for 2010 and remain at that level thereafter.


        CHC sponsors a noncontributory defined benefit pension plan. CHC also provides certain postretirement health care and life insurance benefits for eligible active and retired employees through a defined benefit plan. The following table summarizes the benefit obligations, the fair value of plan assets and the funded status as of December 31, 2003. Comparative 2002 amounts are not provided as CHC was not part of the Company in 2002:


                                                                                    Pension             Other
                                                                                   Benefits           Benefits

Benefit obligation at December 31                                                   $  13,606           $  4,550
Fair value of plan assets at December 31                                               13,446                  -
                                                                              ----------------   ----------------
Funded status at December 31                                                         $   (160)         $  (4,550)
                                                                              ----------------   ----------------
Accrued benefit liability recognized in financial statements                          $   595           $  5,404
                                                                              ----------------   ----------------


        CHC's postretirement benefit plan is not funded; therefore, it has no plan assets.

        The amounts of contributions made, benefits paid, settlements, curtailments and net periodic costs for the CHC plan are as follows:



                                                    Pension             Other
                                                   Benefits           Benefits

Employer contributions                             $   119            $     -
Employee contributions                                   -                275
Benefit payments                                       508                275
Settlements                                            738                  -
Curtailments                                           792                579
Net periodic benefit costs                             579                356


        The assumptions used in the measurement of CHC's benefit obligations are shown in the following table:

                                                   Pension             Other
                                                  Benefits           Benefits

Weighted-average assumptions as of December 31
    Discount rate                                   6.25%              6.25%
    Expected return on plan assets                  6.25%               N/A
    Rate of compensation increase                4.05% to 9.00%         N/A


        For CHC's measurement purposes, a 9.0% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2003. The rate was assumed to decrease gradually each year to a rate of 5.0% for 2008 and remain at that level thereafter.


        Midland National also participates in a noncontributory Employee Stock Ownership Plan ("ESOP") which is qualified as a stock bonus plan. All employees are eligible to participate in this plan upon satisfying eligibility requirements. The ESOP is sponsored by SEI. Each year the Company makes a contribution to the ESOP as determined by the Board of SEI. The contributions to the ESOP for 2003, 2002 and 2001 were $4,050, $5,388 and $1,392, respectively. The expense for 2003, 2002 and 2001 was $4,441, $3,660 and $3,170, respectively. All contributions to the ESOP are held in trust.

8.      Commitments and Contingencies

        Lease Commitments
        The Company leases certain equipment and office space. Rental expense on operating leases amounted to $4,742, $2,005 and $1,795 for the years ended December 31, 2003, 2002 and 2001, respectively. The minimum future rentals on operating leases at December 31, 2003, are $1,844 in 2004; $1,559 in 2005; $1,559 in 2006; $1,489 in 2007; $1,349 in 2008 and
        $4,446 thereafter.

        Other Contingencies
        The Company is a defendant in various lawsuits related to the normal conduct of its insurance business. In the opinion of management, the ultimate resolution of such litigation will not materially impact the Company's financial position or results of operations.

9.      Other Related Party Transactions

        The Company pays fees to SEI under management contracts. The Company was charged $6,781, $4,725 and $4,029 in 2003, 2002 and 2001, respectively, related to these contracts.

        The Company pays investment management fees to an affiliate, The Guggenheim Group, L.L.C. ("Guggenheim"). The Company was charged $13,612, $7,147 and $2,751 in 2003, 2002 and 2001, respectively. Prior to April 2001 the Company paid investment management fees to an affiliate, Midland Advisors Company ("MAC"). MAC was a wholly owned subsidiary of SEI. Fees related to MAC's services were $2,138 in 2001. On May 1, 2001, MAC was sold to Guggenheim with SEI receiving stock in Guggenheim.

        Midland National provides certain insurance and noninsurance services to North American and NANY for which it was reimbursed $9,032, $13,233 and $8,756 in 2003, 2002 and 2001, respectively, for the costs incurred to render such services.

        The Company received a capital contributions from SEI of $225,000 and $10,000 in 2003 and 2002, respectively. These funds were applied as part of the funds to purchase CHC in 2003 (Note 10).

10.     Acquisition of CHC Holding

        Effective January 8, 2003, Midland National acquired 100% of the shares of CHC Holding Inc., which is the holding corporation for Clarica Life Insurance Company - U.S. The primary source of funds used to acquire the CHC shares was capital contributions received from SEI of $225,000 and $10,000 received in 2003 and 2002, respectively. The purchase price for these shares was $290,188 of which $282,936 represented the initial cost of the shares plus $7,252 of other costs. The allocation of the purchase price to the assets and liabilities of this company was as follows:

Assets
    Fixed maturities securities                                   $2,561,725
    Mortgage loans                                                   669,184
    Policy loans                                                      58,185
    Short-term investments                                            87,954
    Other invested assets and derivatives                             10,566
    Income tax asset                                                  55,702
    Cash and other receivables                                        38,339
                                                             ----------------
              Total assets                                         3,481,655
                                                             ----------------
Liabilities
    Policyholder account balances and reserves                     2,944,832
    Other liabilities                                                246,635
                                                             ----------------
              Total liabilities                                   $3,191,467
                                                             ----------------

Purchase price                                                     $ 290,188
                                                             ----------------

        The results of CHC are included in the Company's consolidated financial statements since January 8, 2003, the effective date of the purchase. The acquired assets and liabilities were recorded at fair values and, as a result, there was no excess purchase price allocated to goodwill.

        In 1994, Clarica Life issued subordinated bonds denominated in British pounds. The bonds matured on January 12, 2004, and paid interest at 7.25%. Interest payments and the repayment of principal at maturity date was fully guaranteed by Sun Life (previously known as Clarica Canada).

        Prior to, and as a condition of, the acquisition of CHC by Midland, certain assets were put into trust to defease the outstanding debt. In addition, Sun Life indemnified Midland National against any liability related to these bonds or any shortfall in the trust and also retained the residual interest in any excess trust assets after the debt has been retired. As of December 31, 2003, $29,199 of assets existed in the Trust available to repay the obligation.

11.     Subsequent Events

        Effective January 1, 2004, the nonlife insurance entities under Clarica Life were merged into Clarica Life. Effective April 1, 2004, subject to regulatory approval, CHC and Clarica Life will be merged into Midland National.

Midland National Life
Insurance Company
Separate Account A
Financial Statements
December 31, 2003 and 2002

Midland National Life Insurance Company
Separate Account A
Index
--------------------------------------------------------------------------------


                                                                         Page(s)

Report of Independent Auditors.................................................1

Financial Statements

Statements of Assets and Liabilities, Operations and
     Changes in Net Assets..................................................2-40

Notes to Financial Statements..............................................41-55

                         Report of Independent Auditors


   The Board of Directors and Stockholder
   Midland National Life Insurance Company and
   Policyholders of Separate Account A


   In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of Midland National Life Insurance Company Separate Account A (consisting of the portfolios of the Fidelity Variable Insurance Products Fund I, the Fidelity Variable Insurance Products Fund II, the Fidelity Variable Insurance Products Fund III, the American Century Variable Portfolios, Inc., the Massachusetts Financial Services Variable Insurance Trust, the Lord Abbett Series Fund, Inc., the Alger American Fund, the INVESCO Variable Investment Funds, Inc., the LEVCO Series Trust, the Van Eck Worldwide Insurance Trust and the PIMCO Variable Insurance Trust) at December 31, 2003, and the results of each of the portfolios' operations and changes in each of the portfolios' net assets for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Midland National Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned at December 31, 2003, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.





   March 18, 2004

Midland National Life Insurance Company
Separate Account A
Accumulated Total for All Portfolios
------------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                  Statement of Operations
              December 31, 2003                                         Year Ended December 31, 2003

ASSETS                                                            INVESTMENT INCOME
    Investment in Portfolios, at net asset                          Dividend income                             $   2,551,141
     value (cost $262,463,621)                  $ 288,945,046       Capital gains distributions                        78,276
                                                                                                             -----------------

LIABILITIES                                                 -                                                       2,629,417
                                              ----------------

NET ASSETS                                      $ 288,945,046       Expenses
                                              ----------------
                                                                      Administrative expense                          102,423
Number of units outstanding                        20,846,029         Mortality and expense risk                    2,054,352
                                              ----------------                                               -----------------

                                                                        Net investment income                         472,642

                                                                  REALIZED AND UNREALIZED GAINS
                                                                   (LOSSES) ON INVESTMENTS
                                                                    Net realized losses on investments            (20,559,577)
                                                                    Net unrealized appreciation on
                                                                     investments                                   76,984,581
                                                                                                             -----------------

                                                                  Net increase in net assets resulting from
                                                                   operations                                   $  56,897,646
                                                                                                             -----------------

------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                2003               2002

Net assets at beginning of year                                                              $ 195,388,047      $ 206,512,467

Net increase (decrease) in net assets resulting from operations                                 56,897,646        (45,784,654)

Capital shares transactions
    Net premiums                                                                                70,425,019         67,833,227
    Transfers of policy loans                                                                   (2,505,737)        (1,895,814)
    Transfers of cost of insurance                                                             (22,600,710)       (20,901,819)
    Transfers of surrenders                                                                     (8,471,511)        (7,593,708)
    Transfers of death benefits                                                                   (238,749)          (650,872)
    Transfers of other terminations                                                               (649,965)          (440,738)
    Interfund and net transfers to general account                                                 701,006         (1,690,042)
                                                                                          -----------------  -----------------

      Net increase in net assets from capital share transactions                                36,659,353         34,660,234
                                                                                          -----------------  -----------------

Total increase (decrease) in net assets                                                         93,556,999        (11,124,420)
                                                                                          -----------------  -----------------

Net assets at end of year                                                                    $ 288,945,046      $ 195,388,047
                                                                                          -----------------  -----------------

                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I Money Market Portfolio
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 7,214,462                               Dividend income                                $   70,274
     shares at net asset value of $1.00                              Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $7,214,462)                  $  7,214,462
                                                                                                                        70,274
LIABILITIES                                                  -
                                               ----------------
                                                                     Expenses
NET ASSETS                                        $  7,214,462         Administrative expense                            2,432
                                               ----------------
                                                                       Mortality and expense risk                       62,308
                                                                                                              -----------------
                                      Unit
                          Units       Value      Net Assets              Net investment income                           5,534

Product Group 1            378,250     $12.29     $  4,649,539     REALIZED AND UNREALIZED GAINS
Product Group 2            135,721     $11.15        1,513,094      (LOSSES) ON INVESTMENTS
Product Group 3             57,138     $18.41        1,051,829       Net realized gains on investments                       -
                       ------------            ----------------
                                                                     Net unrealized appreciation on
                           571,109                $  7,214,462        investments                                            -
                       ------------            ----------------                                               -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                      $    5,534
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                $  5,430,733       $  6,055,922

Net increase in net assets resulting from operations                                                  5,534             43,304

Capital shares transactions
    Net premiums                                                                                  2,373,055          2,504,733
    Transfers of policy loans                                                                       (36,266)           (50,541)
    Transfers of cost of insurance                                                                 (738,315)          (598,658)
    Transfers of surrenders                                                                        (418,683)          (176,262)
    Transfers of death benefits                                                                      (1,182)            (8,261)
    Transfers of other terminations                                                                  (3,234)              (197)
    Interfund and net transfers to general account                                                  602,820         (2,339,307)
                                                                                           -----------------  -----------------

      Net increase (decrease) in net assets from capital share transactions                       1,778,195           (668,493)
                                                                                           -----------------  -----------------

Total increase (decrease) in net assets                                                           1,783,729           (625,189)
                                                                                           -----------------  -----------------

Net assets at end of year                                                                      $  7,214,462       $  5,430,733
                                                                                           -----------------  -----------------

                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I High Income Portfolio
------------------------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 608,592                                 Dividend income                               $   239,210
     shares at net asset value of $6.95                              Capital gains distributions                             -
                                                                                                              -----------------
                                                                                                              -----------------
     per share (cost $3,723,362)                   $  4,229,716
                                                                                                                       239,210
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  4,229,716        Administrative expense                            3,534
                                               -----------------
                                                                       Mortality and expense risk                       32,777
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                         202,899

Product Group 1            228,606      $9.84      $  2,248,784    REALIZED AND UNREALIZED GAINS
Product Group 2              2,557      $8.83            22,574     (LOSSES) ON INVESTMENTS
Product Group 3             79,118     $24.75         1,958,358      Net realized losses on investments               (358,426)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                           310,281                 $  4,229,716       investments                                      975,735
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   820,208
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                $  2,879,583       $  2,549,739

Net increase in net assets resulting from operations                                                820,208             71,839

Capital shares transactions
    Net premiums                                                                                    868,498            734,853
    Transfers of policy loans                                                                       (26,011)           (19,177)
    Transfers of cost of insurance                                                                 (362,705)          (332,643)
    Transfers of surrenders                                                                        (158,570)          (116,223)
    Transfers of death benefits                                                                      (5,492)            (1,433)
    Transfers of other terminations                                                                  (8,573)            (4,827)
    Interfund and net transfers to general account                                                  222,778             (2,545)
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    529,925            258,005
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      1,350,133            329,844
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  4,229,716       $  2,879,583
                                                                                            ----------------  -----------------

                       The accompanying notes are an integral part of these financial statements.


Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I Equity-Income Portfolio
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 1,153,576                               Dividend income                               $   381,315
     shares at net asset value of $23.18                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $23,989,030)                  $ 26,739,888
                                                                                                                       381,315
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $ 26,739,888        Administrative expense                           17,417
                                               -----------------
                                                                       Mortality and expense risk                      196,865
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                         167,033

Product Group 1          1,109,246     $14.52      $ 16,110,834    REALIZED AND UNREALIZED GAINS
Product Group 2             51,336     $10.93           561,231     (LOSSES) ON INVESTMENTS
Product Group 3            211,590     $47.58        10,067,823      Net realized losses on investments             (1,497,720)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                         1,372,172                 $ 26,739,888       investments                                    7,285,792
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                    $  5,955,105
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                $ 19,627,178       $ 21,808,160

Net increase (decrease) in net assets resulting from operations                                   5,955,105         (4,127,755)

Capital shares transactions
    Net premiums                                                                                  4,520,794          4,349,869
    Transfers of policy loans                                                                      (407,552)          (220,048)
    Transfers of cost of insurance                                                               (1,844,532)        (1,781,384)
    Transfers of surrenders                                                                      (1,001,669)          (810,174)
    Transfers of death benefits                                                                     (16,410)           (59,566)
    Transfers of other terminations                                                                 (62,944)           (68,927)
    Interfund and net transfers to general account                                                  (30,082)           537,003
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  1,157,605          1,946,773
                                                                                            ----------------  -----------------

Total increase (decrease) in net assets                                                           7,112,710         (2,180,982)
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $ 26,739,888       $ 19,627,178
                                                                                            ----------------  -----------------


                       The accompanying notes are an integral part of these financial statements.


Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I Growth Portfolio
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 1,533,634                               Dividend income                               $   102,291
     shares at net asset value of $31.04                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $47,047,432)                  $ 47,604,009
                                                                                                                       102,291
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $ 47,604,009        Administrative expense                           33,311
                                               -----------------
                                                                       Mortality and expense risk                      349,458
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                          (280,478)

Product Group 1          2,094,065     $14.13      $ 29,585,078    REALIZED AND UNREALIZED GAINS
Product Group 2            202,228      $6.67         1,349,220     (LOSSES) ON INVESTMENTS
Product Group 3            338,769     $49.21        16,669,711      Net realized losses on investments             (6,824,430)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                         2,635,062                 $ 47,604,009       investments                                   18,081,254
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                    $ 10,976,346
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                $ 33,825,399       $ 44,809,920

Net increase (decrease) in net assets resulting from operations                                  10,976,346        (14,350,108)

Capital shares transactions
    Net premiums                                                                                  9,060,373         10,563,965
    Transfers of policy loans                                                                      (478,690)          (370,201)
    Transfers of cost of insurance                                                               (3,810,917)        (3,901,008)
    Transfers of surrenders                                                                      (1,572,405)        (1,774,681)
    Transfers of death benefits                                                                     (24,817)           (68,854)
    Transfers of other terminations                                                                (114,071)          (111,727)
    Interfund and net transfers to general account                                                 (257,209)          (971,907)
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  2,802,264          3,365,587
                                                                                            ----------------  -----------------

Total increase (decrease) in net assets                                                          13,778,610        (10,984,521)
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $ 47,604,009       $ 33,825,399
                                                                                            ----------------  -----------------


                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I Overseas Portfolio
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 473,454                                 Dividend income                                $   43,374
     shares at net asset value of $15.59                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $6,432,645)                   $  7,381,149
                                                                                                                        43,374
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  7,381,149        Administrative expense                            5,014
                                               -----------------
                                                                       Mortality and expense risk                       48,821
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (10,461)

Product Group 1            370,295     $11.07      $  4,100,435    REALIZED AND UNREALIZED GAINS
Product Group 2             16,863      $7.14           120,463     (LOSSES) ON INVESTMENTS
Product Group 3            133,049     $23.75         3,160,251      Net realized losses on investments             (1,026,014)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                           520,207                 $  7,381,149       investments                                    3,102,994
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                    $  2,066,519
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                $  4,692,450       $  5,628,966

Net increase (decrease) in net assets resulting from operations                                   2,066,519         (1,218,798)

Capital shares transactions
    Net premiums                                                                                  1,248,866          1,244,509
    Transfers of policy loans                                                                       (47,165)           (25,983)
    Transfers of cost of insurance                                                                 (478,721)          (523,903)
    Transfers of surrenders                                                                        (217,001)          (258,573)
    Transfers of death benefits                                                                      (6,096)            (9,668)
    Transfers of other terminations                                                                 (19,424)            (9,113)
    Interfund and net transfers to general account                                                  141,721           (134,987)
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    622,180            282,282
                                                                                            ----------------  -----------------

Total increase (decrease) in net assets                                                           2,688,699           (936,516)
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  7,381,149       $  4,692,450
                                                                                            ----------------  -----------------


                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I Midcap Portfolio
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 332,972                                 Dividend income                                $   19,311
     shares at net asset value of $24.16                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $6,254,383)                   $  8,044,599
                                                                                                                        19,311
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  8,044,599        Administrative expense                              441
                                               -----------------
                                                                       Mortality and expense risk                       47,042
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (28,172)

Product Group 1            621,846     $11.79      $  7,332,950    REALIZED AND UNREALIZED GAINS
Product Group 2             34,165     $11.94           408,048     (LOSSES) ON INVESTMENTS
Product Group 3             24,055     $12.62           303,601      Net realized losses on investments                (64,418)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                           680,066                 $  8,044,599       investments                                    1,990,558
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                    $  1,897,968
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                $  4,291,869       $  2,069,043

Net increase (decrease) in net assets resulting from operations                                   1,897,968           (352,153)

Capital shares transactions
    Net premiums                                                                                  2,666,401          2,147,073
    Transfers of policy loans                                                                       (45,705)           (17,838)
    Transfers of cost of insurance                                                                 (531,272)          (273,033)
    Transfers of surrenders                                                                        (117,952)           (61,582)
    Transfers of death benefits                                                                        (423)           (96,376)
    Transfers of other terminations                                                                 (13,589)            (1,426)
    Interfund and net transfers to general account                                                 (102,698)           878,161
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  1,854,762          2,574,979
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      3,752,730          2,222,826
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  8,044,599       $  4,291,869
                                                                                            ----------------  -----------------


                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund II Asset Manager Portfolio
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 571,502                                 Dividend income                               $   261,936
     shares at net asset value of $14.46                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $8,071,085)                   $  8,263,923
                                                                                                                       261,936
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  8,263,923        Administrative expense                            9,410
                                               -----------------
                                                                       Mortality and expense risk                       67,809
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                         184,717

Product Group 1            239,238     $13.44      $  3,214,369    REALIZED AND UNREALIZED GAINS
Product Group 2              6,967      $9.73            67,760     (LOSSES) ON INVESTMENTS
Product Group 3            171,050     $29.12         4,981,794      Net realized losses on investments               (416,797)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                           417,255                 $  8,263,923       investments                                    1,410,156
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                    $  1,178,076
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                $  6,960,372       $  7,173,216

Net increase (decrease) in net assets resulting from operations                                   1,178,076           (703,391)

Capital shares transactions
    Net premiums                                                                                  1,284,604          1,300,501
    Transfers of policy loans                                                                      (110,435)           (43,610)
    Transfers of cost of insurance                                                                 (487,793)          (563,492)
    Transfers of surrenders                                                                        (467,662)          (239,598)
    Transfers of death benefits                                                                      (9,124)           (12,793)
    Transfers of other terminations                                                                 (13,350)            (8,788)
    Interfund and net transfers to general account                                                  (70,765)            58,327
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    125,475            490,547
                                                                                            ----------------  -----------------

Total increase (decrease) in net assets                                                           1,303,551           (212,844)
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  8,263,923       $  6,960,372
                                                                                            ----------------  -----------------


                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund II Investment Grade Bond Portfolio
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 572,127                                 Dividend income                               $   299,878
     shares at net asset value of $13.65                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $7,631,077)                   $  7,809,536
                                                                                                                       299,878
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  7,809,536        Administrative expense                            2,703
                                               -----------------
                                                                       Mortality and expense risk                       63,043
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                         234,132

Product Group 1            419,691     $15.34      $  6,439,313    REALIZED AND UNREALIZED GAINS
Product Group 2              7,816     $13.73           107,281     (LOSSES) ON INVESTMENTS
Product Group 3             55,377     $22.81         1,262,942      Net realized gains on investments                 123,769
                       ------------            -----------------
                                                                     Net unrealized depreciation on
                           482,884                 $  7,809,536       investments                                      (93,514)
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   264,387
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                $  5,620,482       $  2,446,133

Net increase in net assets resulting from operations                                                264,387            358,235

Capital shares transactions
    Net premiums                                                                                  3,015,410          1,644,863
    Transfers of policy loans                                                                       (84,789)           (14,796)
    Transfers of cost of insurance                                                                 (622,540)          (324,634)
    Transfers of surrenders                                                                        (128,476)           (97,680)
    Transfers of death benefits                                                                      (6,268)           (31,526)
    Transfers of other terminations                                                                 (20,020)            (4,985)
    Interfund and net transfers to general account                                                 (228,650)         1,644,872
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  1,924,667          2,816,114
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      2,189,054          3,174,349
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  7,809,536       $  5,620,482
                                                                                            ----------------  -----------------


                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund II Index 500 Portfolio
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 308,570                                 Dividend income                               $   439,480
     shares at net asset value of $126.13                            Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $35,188,995)                  $ 38,919,926
                                                                                                                       439,480
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $ 38,919,926        Administrative expense                            8,932
                                               -----------------
                                                                       Mortality and expense risk                      275,657
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                         154,891

Product Group 1          2,323,630     $13.57      $ 31,540,946    REALIZED AND UNREALIZED GAINS
Product Group 2            283,298      $7.80         2,210,069     (LOSSES) ON INVESTMENTS
Product Group 3            193,836     $26.67         5,168,911      Net realized losses on investments             (3,510,876)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                         2,800,764                 $ 38,919,926       investments                                   11,210,847
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                    $  7,854,862
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                $ 26,800,947       $ 29,306,628

Net increase (decrease) in net assets resulting from operations                                   7,854,862         (7,235,523)

Capital shares transactions
    Net premiums                                                                                 10,336,191          9,967,140
    Transfers of policy loans                                                                      (331,521)          (326,105)
    Transfers of cost of insurance                                                               (3,321,728)        (3,197,520)
    Transfers of surrenders                                                                      (1,132,000)          (939,097)
    Transfers of death benefits                                                                     (30,716)           (57,551)
    Transfers of other terminations                                                                 (90,597)           (67,892)
    Interfund and net transfers to general account                                               (1,165,512)          (649,133)
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  4,264,117          4,729,842
                                                                                            ----------------  -----------------

Total increase (decrease) in net assets                                                          12,118,979         (2,505,681)
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $ 38,919,926       $ 26,800,947
                                                                                            ----------------  -----------------


                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund II Contrafund Portfolio
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 1,426,908                               Dividend income                               $   118,519
     shares at net asset value of $23.13                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $28,338,586)                  $ 33,004,372
                                                                                                                       118,519
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $ 33,004,372        Administrative expense                           10,277
                                               -----------------
                                                                       Mortality and expense risk                      238,800
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                          (130,558)

Product Group 1          1,516,968     $17.08      $ 25,911,999    REALIZED AND UNREALIZED GAINS
Product Group 2            123,310      $9.35         1,153,333     (LOSSES) ON INVESTMENTS
Product Group 3            235,410     $25.23         5,939,040      Net realized losses on investments             (1,387,164)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                         1,875,688                 $ 33,004,372        investments                                   8,328,398
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                    $  6,810,676
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                $ 23,636,282       $ 24,521,124

Net increase (decrease) in net assets resulting from operations                                   6,810,676         (2,665,559)

Capital shares transactions
    Net premiums                                                                                  6,538,775          6,861,266
    Transfers of policy loans                                                                      (273,031)          (254,625)
    Transfers of cost of insurance                                                               (2,319,965)        (2,308,703)
    Transfers of surrenders                                                                      (1,184,223)        (1,384,569)
    Transfers of death benefits                                                                     (22,767)          (114,428)
    Transfers of other terminations                                                                 (55,026)           (52,933)
    Interfund and net transfers to general account                                                 (126,349)          (965,291)
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  2,557,414          1,780,717
                                                                                            ----------------  -----------------

Total increase (decrease) in net assets                                                           9,368,090           (884,842)
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $ 33,004,372       $ 23,636,282
                                                                                            ----------------  -----------------

                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund II Asset Manager: Growth Portfolio
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 381,500                                 Dividend income                               $   114,315
     shares at net asset value of $12.33                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $4,476,716)                   $  4,703,890
                                                                                                                       114,315
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  4,703,890        Administrative expense                            2,449
                                               -----------------
                                                                       Mortality and expense risk                       36,420
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                          75,446

Product Group 1            268,072     $12.31      $  3,298,722    REALIZED AND UNREALIZED GAINS
Product Group 2              6,145      $8.28            50,866     (LOSSES) ON INVESTMENTS
Product Group 3             74,986     $18.06         1,354,302      Net realized losses on investments               (395,747)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                           349,203                 $  4,703,890       investments                                    1,149,195
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   828,894
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                $  3,667,172       $  4,600,171

Net increase (decrease) in net assets resulting from operations                                     828,894           (747,737)

Capital shares transactions
    Net premiums                                                                                    901,349            973,864
    Transfers of policy loans                                                                       (33,539)           (71,982)
    Transfers of cost of insurance                                                                 (391,945)          (403,864)
    Transfers of surrenders                                                                        (171,120)          (172,342)
    Transfers of death benefits                                                                           -             (8,019)
    Transfers of other terminations                                                                 (10,764)            (7,258)
    Interfund and net transfers to general account                                                  (86,157)          (495,661)
                                                                                            ----------------  -----------------

      Net increase (decrease) in net assets from capital share transactions                         207,824           (185,262)
                                                                                            ----------------  -----------------

Total increase (decrease) in net assets                                                           1,036,718           (932,999)
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  4,703,890       $  3,667,172
                                                                                            ----------------  -----------------


                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund III Balanced Portfolio
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 220,553                                 Dividend income                                $   63,213
     shares at net asset value of $13.88                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $2,822,989)                   $  3,061,281
                                                                                                                        63,213
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  3,061,281        Administrative expense                              174
                                               -----------------
                                                                       Mortality and expense risk                       22,645
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                          40,394

Product Group 1            222,445     $13.14      $  2,923,012    REALIZED AND UNREALIZED GAINS
Product Group 2              4,724      $9.92            46,867     (LOSSES) ON INVESTMENTS
Product Group 3              6,860     $13.32            91,402      Net realized losses on investments                (65,048)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                           234,029                 $  3,061,281       investments                                      420,628
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   395,974
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                $  2,084,265       $  1,912,742

Net increase (decrease) in net assets resulting from operations                                     395,974           (192,708)

Capital shares transactions
    Net premiums                                                                                    803,626            689,969
    Transfers of policy loans                                                                       (15,163)           (28,331)
    Transfers of cost of insurance                                                                 (267,733)          (230,403)
    Transfers of surrenders                                                                         (59,586)           (43,710)
    Transfers of death benefits                                                                        (379)            (8,155)
    Transfers of other terminations                                                                  (5,227)            (4,771)
    Interfund and net transfers to general account                                                  125,504            (10,368)
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    581,042            364,231
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        977,016            171,523
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  3,061,281       $  2,084,265
                                                                                            ----------------  -----------------


                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund III Growth & Income Portfolio
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 530,415                                 Dividend income                                $   68,108
     shares at net asset value of $13.26                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $6,367,389)                   $  7,033,299
                                                                                                                        68,108
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  7,033,299        Administrative expense                              777
                                               -----------------
                                                                       Mortality and expense risk                       54,061
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                          13,270

Product Group 1            447,947     $14.45      $  6,474,016    REALIZED AND UNREALIZED GAINS
Product Group 2             11,731      $8.90           104,373     (LOSSES) ON INVESTMENTS
Product Group 3             30,585     $14.87           454,910      Net realized losses on investments               (406,173)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                           490,263                 $  7,033,299       investments                                    1,657,465
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                    $  1,264,562
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                $  5,130,153       $  5,539,047

Net increase (decrease) in net assets resulting from operations                                   1,264,562         (1,017,808)

Capital shares transactions
    Net premiums                                                                                  1,573,541          1,643,089
    Transfers of policy loans                                                                       (60,889)           (39,267)
    Transfers of cost of insurance                                                                 (653,377)          (629,111)
    Transfers of surrenders                                                                        (211,010)          (228,342)
    Transfers of death benefits                                                                      (3,193)           (14,869)
    Transfers of other terminations                                                                 (24,829)            (7,445)
    Interfund and net transfers to general account                                                   18,341           (115,141)
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    638,584            608,914
                                                                                            ----------------  -----------------

Total increase (decrease) in net assets                                                           1,903,146           (408,894)
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  7,033,299       $  5,130,153
                                                                                            ----------------  -----------------


                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund III Growth Opportunities Portfolio
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 539,458                                 Dividend income                                $   51,971
     shares at net asset value of $15.07                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $7,262,635)                   $  8,129,627
                                                                                                                        51,971
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  8,129,627        Administrative expense                              625
                                               -----------------
                                                                       Mortality and expense risk                       61,640
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (10,294)

Product Group 1            744,321     $10.40      $  7,741,514    REALIZED AND UNREALIZED GAINS
Product Group 2              3,984      $7.06            28,135     (LOSSES) ON INVESTMENTS
Product Group 3             33,410     $10.77           359,978      Net realized losses on investments               (947,978)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                           781,715                 $  8,129,627       investments                                    2,759,720
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                    $  1,801,448
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                $  6,129,407       $  6,951,789

Net increase (decrease) in net assets resulting from operations                                   1,801,448         (1,647,000)

Capital shares transactions
    Net premiums                                                                                  1,837,616          2,059,274
    Transfers of policy loans                                                                       (93,329)           (92,728)
    Transfers of cost of insurance                                                                 (761,255)          (816,090)
    Transfers of surrenders                                                                        (259,379)          (305,281)
    Transfers of death benefits                                                                      (6,008)            (2,465)
    Transfers of other terminations                                                                 (22,973)           (19,011)
    Interfund and net transfers to general account                                                 (495,900)               919
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    198,772            824,618
                                                                                            ----------------  -----------------

Total increase (decrease) in net assets                                                           2,000,220           (822,382)
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  8,129,627       $  6,129,407
                                                                                            ----------------  -----------------


                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
American Century Variable Portfolios, Inc. Balanced Portfolio
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 267,386                                 Dividend income                                $   32,667
     shares at net asset value of $6.74                              Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $1,633,783)                   $  1,802,179
                                                                                                                        32,667
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  1,802,179        Administrative expense                               42
                                               -----------------
                                                                       Mortality and expense risk                       12,567
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                          20,058

Product Group 1            126,663     $13.65      $  1,728,322    REALIZED AND UNREALIZED GAINS
Product Group 2              4,636      $9.94            46,096     (LOSSES) ON INVESTMENTS
Product Group 3              2,009     $13.82            27,761      Net realized losses on investments                (42,118)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                           133,308                 $  1,802,179       investments                                      268,330
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   246,270
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                $  1,135,668        $   888,981

Net increase (decrease) in net assets resulting from operations                                     246,270           (105,583)

Capital shares transactions
    Net premiums                                                                                    580,038            513,385
    Transfers of policy loans                                                                       (10,595)           (18,902)
    Transfers of cost of insurance                                                                 (172,545)          (125,899)
    Transfers of surrenders                                                                         (35,639)           (28,042)
    Transfers of death benefits                                                                        (730)            (1,371)
    Transfers of other terminations                                                                  (1,998)              (841)
    Interfund and net transfers to general account                                                   61,710             13,940
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    420,241            352,270
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        666,511            246,687
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  1,802,179       $  1,135,668
                                                                                            ----------------  -----------------

                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
American Century Variable Portfolios, Inc. Capital Appreciation Portfolio
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 465,431                                 Dividend income                                 $       -
     shares at net asset value of $7.12                              Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $3,075,968)                   $  3,313,869
                                                                                                                             -
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  3,313,869        Administrative expense                              273
                                               -----------------
                                                                       Mortality and expense risk                       24,528
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (24,801)

Product Group 1            249,764     $12.06      $  3,011,856    REALIZED AND UNREALIZED GAINS
Product Group 2             21,992      $7.30           160,494     (LOSSES) ON INVESTMENTS
Product Group 3             11,096     $12.75           141,519      Net realized losses on investments               (259,933)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                           282,852                 $  3,313,869       investments                                      805,889
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   521,155
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                $  2,405,459       $  2,616,705

Net increase (decrease) in net assets resulting from operations                                     521,155           (657,467)

Capital shares transactions
    Net premiums                                                                                    967,365          1,004,219
    Transfers of policy loans                                                                       (47,014)           (29,249)
    Transfers of cost of insurance                                                                 (342,001)          (339,503)
    Transfers of surrenders                                                                         (60,136)           (38,695)
    Transfers of death benefits                                                                      (1,749)           (59,696)
    Transfers of other terminations                                                                 (15,137)            (4,164)
    Interfund and net transfers to general account                                                 (114,073)           (86,691)
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    387,255            446,221
                                                                                            ----------------  -----------------

Total increase (decrease) in net assets                                                             908,410           (211,246)
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  3,313,869       $  2,405,459
                                                                                            ----------------  -----------------


                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
American Century Variable Portfolios, Inc. International Portfolio
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 1,174,344                               Dividend income                                $   42,543
     shares at net asset value of $6.43                              Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $6,945,623)                   $  7,551,029
                                                                                                                        42,543
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  7,551,029        Administrative expense                              604
                                               -----------------
                                                                       Mortality and expense risk                       53,307
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (11,368)

Product Group 1            620,839     $11.20      $  6,952,679    REALIZED AND UNREALIZED GAINS
Product Group 2             43,448      $5.72           248,715     (LOSSES) ON INVESTMENTS
Product Group 3             29,985     $11.66           349,635      Net realized losses on investments               (989,154)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                           694,272                 $  7,551,029       investments                                    2,388,203
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                    $  1,387,681
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                $  5,308,390       $  5,449,486

Net increase (decrease) in net assets resulting from operations                                   1,387,681         (1,292,387)

Capital shares transactions
    Net premiums                                                                                  1,918,023          2,152,675
    Transfers of policy loans                                                                       (66,584)           (41,538)
    Transfers of cost of insurance                                                                 (616,661)          (597,031)
    Transfers of surrenders                                                                        (193,091)          (143,124)
    Transfers of death benefits                                                                        (893)            (5,084)
    Transfers of other terminations                                                                 (15,394)            (6,462)
    Interfund and net transfers to general account                                                 (170,442)          (208,145)
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    854,958          1,151,291
                                                                                            ----------------  -----------------

Total increase (decrease) in net assets                                                           2,242,639           (141,096)
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  7,551,029       $  5,308,390
                                                                                            ----------------  -----------------


                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
American Century Variable Portfolios, Inc. Value Portfolio
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 899,611                                 Dividend income                                $   49,832
     shares at net asset value of $7.79                              Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $5,963,871)                   $  7,007,967
                                                                                                                        49,832
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  7,007,967        Administrative expense                              502
                                               -----------------
                                                                       Mortality and expense risk                       45,953
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                           3,377

Product Group 1            372,427     $17.37      $  6,469,506    REALIZED AND UNREALIZED GAINS
Product Group 2             15,227     $14.72           224,169     (LOSSES) ON INVESTMENTS
Product Group 3             17,524     $17.93           314,292      Net realized losses on investments               (103,334)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                           405,178                 $  7,007,967       investments                                    1,469,585
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                    $  1,369,628
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                $  4,118,748       $  3,233,975

Net increase (decrease) in net assets resulting from operations                                   1,369,628           (603,325)

Capital shares transactions
    Net premiums                                                                                  2,017,952          1,467,537
    Transfers of policy loans                                                                       (30,847)           (63,481)
    Transfers of cost of insurance                                                                 (480,579)          (350,205)
    Transfers of surrenders                                                                        (136,277)          (116,729)
    Transfers of death benefits                                                                      (1,626)            (7,012)
    Transfers of other terminations                                                                 (23,139)           (15,972)
    Interfund and net transfers to general account                                                  174,107            573,960
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  1,519,591          1,488,098
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      2,889,219            884,773
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  7,007,967       $  4,118,748
                                                                                            ----------------  -----------------


                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
American Century Variable Portfolios, Inc. Income and Growth Portfolio
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 315,549                                 Dividend income                                $   20,456
     shares at net asset value of $6.57                              Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $1,761,200)                   $  2,073,156
                                                                                                                        20,456
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  2,073,156        Administrative expense                               86
                                               -----------------
                                                                       Mortality and expense risk                       14,551
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                           5,819

Product Group 1            162,159     $11.52      $  1,868,096    REALIZED AND UNREALIZED GAINS
Product Group 2             17,947      $8.37           150,290     (LOSSES) ON INVESTMENTS
Product Group 3              4,809     $11.39            54,770      Net realized losses on investments               (197,528)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                           184,915                 $  2,073,156       investments                                      631,624
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   439,915
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                $  1,412,025       $  1,426,734

Net increase (decrease) in net assets resulting from operations                                     439,915           (320,175)

Capital shares transactions
    Net premiums                                                                                    583,367            523,390
    Transfers of policy loans                                                                       (22,206)           (14,649)
    Transfers of cost of insurance                                                                 (169,379)          (161,402)
    Transfers of surrenders                                                                        (146,475)           (53,872)
    Transfers of death benefits                                                                        (890)              (101)
    Transfers of other terminations                                                                  (6,129)            (1,123)
    Interfund and net transfers to general account                                                  (17,072)            13,223
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    221,216            305,466
                                                                                            ----------------  -----------------

Total increase (decrease) in net assets                                                             661,131            (14,709)
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  2,073,156       $  1,412,025
                                                                                            ----------------  -----------------


                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Massachusetts Financial Services Variable Insurance Trust
Emerging Growth Series
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 607,780                                 Dividend income                                 $       -
     shares at net asset value of $15.51                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $8,538,038)                   $  9,426,673
                                                                                                                             -
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  9,426,673        Administrative expense                              748
                                               -----------------
                                                                       Mortality and expense risk                       69,015
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (69,763)

Product Group 1            869,082      $9.81      $  8,524,220    REALIZED AND UNREALIZED GAINS
Product Group 2            106,101      $4.52           479,666     (LOSSES) ON INVESTMENTS
Product Group 3             43,597      $9.70           422,787      Net realized losses on investments               (924,514)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                         1,018,780                 $  9,426,673       investments                                    3,007,776
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                    $  2,013,499
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                $  6,373,101       $  8,123,686

Net increase (decrease) in net assets resulting from operations                                   2,013,499         (2,969,811)

Capital shares transactions
    Net premiums                                                                                  2,697,766          3,385,736
    Transfers of policy loans                                                                       (51,984)           (39,975)
    Transfers of cost of insurance                                                                 (953,825)        (1,007,902)
    Transfers of surrenders                                                                        (200,563)          (184,872)
    Transfers of death benefits                                                                      (2,719)           (18,635)
    Transfers of other terminations                                                                 (24,412)           (14,587)
    Interfund and net transfers to general account                                                 (424,190)          (900,539)
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  1,040,073          1,219,226
                                                                                            ----------------  -----------------

Total increase (decrease) in net assets                                                           3,053,572         (1,750,585)
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  9,426,673       $  6,373,101
                                                                                            ----------------  -----------------


                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Massachusetts Financial Services Variable Insurance Trust
Investors Trust Series
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 91,992                                  Dividend income                                $    8,299
     shares at net asset value of $16.34                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $1,403,021)                   $  1,503,147
                                                                                                                         8,299
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  1,503,147        Administrative expense                               24
                                               -----------------
                                                                       Mortality and expense risk                       11,383
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                            (3,108)

Product Group 1            154,654      $9.56      $  1,477,831    REALIZED AND UNREALIZED GAINS
Product Group 2              1,944      $7.94            15,436     (LOSSES) ON INVESTMENTS
Product Group 3              1,046      $9.45             9,880      Net realized losses on investments               (147,898)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                           157,644                 $  1,503,147       investments                                      403,909
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   252,903
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                $  1,145,465       $  1,089,989

Net increase (decrease) in net assets resulting from operations                                     252,903           (271,779)

Capital shares transactions
    Net premiums                                                                                    377,200            481,310
    Transfers of policy loans                                                                       (22,341)            (3,795)
    Transfers of cost of insurance                                                                 (152,384)          (141,556)
    Transfers of surrenders                                                                         (21,484)           (30,844)
    Transfers of death benefits                                                                        (731)                 -
    Transfers of other terminations                                                                 (17,624)              (806)
    Interfund and net transfers to general account                                                  (57,857)            22,946
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    104,779            327,255
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        357,682             55,476
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  1,503,147       $  1,145,465
                                                                                            ----------------  -----------------


                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Massachusetts Financial Services Variable Insurance Trust
New Discovery Series
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 452,147                                 Dividend income                                 $       -
     shares at net asset value of $13.96                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $5,653,679)                   $  6,311,978
                                                                                                                             -
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  6,311,978        Administrative expense                              637
                                               -----------------
                                                                       Mortality and expense risk                       41,590
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (42,227)

Product Group 1            316,609     $18.24      $  5,774,897    REALIZED AND UNREALIZED GAINS
Product Group 2             16,575      $8.34           138,257     (LOSSES) ON INVESTMENTS
Product Group 3             22,121     $18.03           398,824      Net realized losses on investments               (274,629)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                           355,305                 $  6,311,978       investments                                    1,672,208
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                    $  1,355,352
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                $  3,607,321       $  4,167,704

Net increase (decrease) in net assets resulting from operations                                   1,355,352         (1,545,848)

Capital shares transactions
    Net premiums                                                                                  1,360,880          1,716,387
    Transfers of policy loans                                                                       (61,649)           (18,352)
    Transfers of cost of insurance                                                                 (411,149)          (389,493)
    Transfers of surrenders                                                                         (75,234)           (69,888)
    Transfers of death benefits                                                                        (228)              (944)
    Transfers of other terminations                                                                 (12,548)            (4,466)
    Interfund and net transfers to general account                                                  549,233           (247,779)
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  1,349,305            985,465
                                                                                            ----------------  -----------------

Total increase (decrease) in net assets                                                           2,704,657           (560,383)
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  6,311,978       $  3,607,321
                                                                                            ----------------  -----------------



                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Massachusetts Financial Services Variable Insurance Trust
Research Series
------------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 300,687                                 Dividend income                                $   21,073
     shares at net asset value of $13.35                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $3,684,750)                   $  4,014,175
                                                                                                                        21,073
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  4,014,175        Administrative expense                              268
                                               -----------------
                                                                       Mortality and expense risk                       29,046
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                            (8,241)

Product Group 1            375,226      $9.87      $  3,703,417    REALIZED AND UNREALIZED GAINS
Product Group 2             24,543      $6.91           169,628     (LOSSES) ON INVESTMENTS
Product Group 3             14,468      $9.75           141,130      Net realized losses on investments               (386,052)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                           414,237                 $  4,014,175       investments                                    1,121,014
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   726,721
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                $  2,793,015       $  2,933,918

Net increase (decrease) in net assets resulting from operations                                     726,721           (849,117)

Capital shares transactions
    Net premiums                                                                                  1,173,231          1,249,396
    Transfers of policy loans                                                                       (20,559)           (15,414)
    Transfers of cost of insurance                                                                 (380,622)          (347,262)
    Transfers of surrenders                                                                         (70,165)           (84,841)
    Transfers of death benefits                                                                        (265)            (2,709)
    Transfers of other terminations                                                                 (13,250)            (2,015)
    Interfund and net transfers to general account                                                 (193,931)           (88,941)
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    494,439            708,214
                                                                                            ----------------  -----------------

Total increase (decrease) in net assets                                                           1,221,160           (140,903)
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  4,014,175       $  2,793,015
                                                                                            ----------------  -----------------


                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Lord Abbett Series Fund, Inc. VC Growth & Income Portfolio
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 278,420                                 Dividend income                                $   40,218
     shares at net asset value of $24.52                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $5,788,831)                   $  6,826,851
                                                                                                                        40,218
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  6,826,851        Administrative expense                              277
                                               -----------------
                                                                       Mortality and expense risk                       44,739
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                            (4,798)

Product Group 1            428,361     $14.84      $  6,357,078    REALIZED AND UNREALIZED GAINS
Product Group 2             27,525     $11.37           312,881     (LOSSES) ON INVESTMENTS
Product Group 3             10,700     $14.66           156,892      Net realized losses on investments               (118,360)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                           466,586                 $  6,826,851       investments                                    1,566,751
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                    $  1,443,593
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                $  4,003,870       $  3,115,424

Net increase (decrease) in net assets resulting from operations                                   1,443,593           (705,822)

Capital shares transactions
    Net premiums                                                                                  2,016,310          1,880,160
    Transfers of policy loans                                                                       (50,687)           (15,166)
    Transfers of cost of insurance                                                                 (550,377)          (427,998)
    Transfers of surrenders                                                                        (100,568)           (64,071)
    Transfers of death benefits                                                                      (1,416)              (633)
    Transfers of other terminations                                                                 (14,195)            (5,558)
    Interfund and net transfers to general account                                                   80,321            227,534
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  1,379,388          1,594,268
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      2,822,981            888,446
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  6,826,851       $  4,003,870
                                                                                            ----------------  -----------------


                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Lord Abbett Series Fund, Inc. VC Mid-Cap Value Portfolio
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 441,963                                 Dividend income                                $   34,296
     shares at net asset value of $17.04                             Capital gains distributions                        70,905
                                                                                                              -----------------
     per share (cost $6,389,698)                   $  7,531,058
                                                                                                                       105,201
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  7,531,058        Administrative expense                              802
                                               -----------------
                                                                       Mortality and expense risk                       52,186
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                          52,213

Product Group 1            365,451     $18.47      $  6,750,652    REALIZED AND UNREALIZED GAINS
Product Group 2             19,431     $18.17           353,058     (LOSSES) ON INVESTMENTS
Product Group 3             23,475     $18.20           427,348      Net realized losses on investments                (99,259)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                           408,357                 $  7,531,058           investments                                1,417,162
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                    $  1,370,116
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                $  4,984,990       $  3,571,997

Net increase (decrease) in net assets resulting from operations                                   1,370,116           (516,108)

Capital shares transactions
    Net premiums                                                                                  2,397,256          2,060,246
    Transfers of policy loans                                                                       (36,606)           (38,409)
    Transfers of cost of insurance                                                                 (522,100)          (353,821)
    Transfers of surrenders                                                                        (229,502)          (101,465)
    Transfers of death benefits                                                                     (73,487)              (466)
    Transfers of other terminations                                                                 (14,413)           (14,970)
    Interfund and net transfers to general account                                                 (345,196)           377,986
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  1,175,952          1,929,101
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      2,546,068          1,412,993
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  7,531,058       $  4,984,990
                                                                                            ----------------  -----------------


                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Lord Abbett Series Fund, Inc. VC International Portfolio
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 123,298                                 Dividend income                                $   11,925
     shares at net asset value of $7.10                              Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $714,068)                      $   875,416
                                                                                                                        11,925
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                          $   875,416        Administrative expense                               88
                                               -----------------
                                                                       Mortality and expense risk                        4,463
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                           7,374

Product Group 1            108,617      $7.56       $   821,012    REALIZED AND UNREALIZED GAINS
Product Group 2              4,082      $5.96            24,313     (LOSSES) ON INVESTMENTS
Product Group 3              3,920      $7.68            30,091      Net realized losses on investments                 (5,052)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                           116,619                  $   875,416       investments                                      193,107
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   195,429
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                 $   282,105        $   186,047

Net increase (decrease) in net assets resulting from operations                                     195,429            (49,143)

Capital shares transactions
    Net premiums                                                                                    423,538            184,472
    Transfers of policy loans                                                                        (3,553)              (604)
    Transfers of cost of insurance                                                                  (55,446)           (36,732)
    Transfers of surrenders                                                                          (7,668)            (5,364)
    Transfers of death benefits                                                                           -                  -
    Transfers of other terminations                                                                    (451)                 -
    Interfund and net transfers to general account                                                   41,462              3,429
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    397,882            145,201
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        593,311             96,058
                                                                                            ----------------  -----------------

Net assets at end of year                                                                       $   875,416        $   282,105
                                                                                            ----------------  -----------------


                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Alger American Fund Growth Portfolio
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 68,407                                  Dividend income                                 $       -
     shares at net asset value of $33.29                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $1,945,287)                   $  2,277,259
                                                                                                                             -
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  2,277,259        Administrative expense                               47
                                               -----------------
                                                                       Mortality and expense risk                       13,535
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (13,582)

Product Group 1            344,035      $6.31      $  2,172,531    REALIZED AND UNREALIZED GAINS
Product Group 2              9,449      $6.40            60,448     (LOSSES) ON INVESTMENTS
Product Group 3              5,717      $7.74            44,280      Net realized losses on investments               (124,532)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                           359,201                 $  2,277,259       investments                                      595,560
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   457,446
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                $  1,061,218        $   817,449

Net increase (decrease) in net assets resulting from operations                                     457,446           (384,769)

Capital shares transactions
    Net premiums                                                                                    777,494            928,666
    Transfers of policy loans                                                                       (10,894)              (900)
    Transfers of cost of insurance                                                                 (171,102)          (134,891)
    Transfers of surrenders                                                                          (8,564)           (10,671)
    Transfers of death benefits                                                                           -               (971)
    Transfers of other terminations                                                                  (4,756)                 -
    Interfund and net transfers to general account                                                  176,417           (152,695)
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    758,595            628,538
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      1,216,041            243,769
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  2,277,259       $  1,061,218
                                                                                            ----------------  -----------------


                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Alger American Fund MidCap Growth Portfolio
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 263,125                                 Dividend income                                 $       -
     shares at net asset value of $18.40                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $4,041,290)                   $  4,841,496
                                                                                                                             -
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  4,841,496        Administrative expense                               79
                                               -----------------
                                                                       Mortality and expense risk                       23,357
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (23,436)

Product Group 1            541,761      $8.25      $  4,467,173    REALIZED AND UNREALIZED GAINS
Product Group 2             34,109      $8.36           285,277     (LOSSES) ON INVESTMENTS
Product Group 3              9,096      $9.79            89,046      Net realized losses on investments               (120,332)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                           584,966                 $  4,841,496       investments                                    1,168,368
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                    $  1,024,600
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                $  1,590,097       $  1,311,633

Net increase (decrease) in net assets resulting from operations                                   1,024,600           (526,670)

Capital shares transactions
    Net premiums                                                                                  1,358,712            891,796
    Transfers of policy loans                                                                          (331)            (3,049)
    Transfers of cost of insurance                                                                 (251,310)          (186,319)
    Transfers of surrenders                                                                         (17,556)            (6,581)
    Transfers of death benefits                                                                     (20,024)                 1
    Transfers of other terminations                                                                  (2,738)                 -
    Interfund and net transfers to general account                                                1,160,046            109,286
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  2,226,799            805,134
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      3,251,399            278,464
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  4,841,496       $  1,590,097
                                                                                            ----------------  -----------------


                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Alger American Fund Leveraged AllCap Portfolio
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 177,827                                 Dividend income                                 $       -
     shares at net asset value of $28.09                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $4,315,542)                   $  4,995,171
                                                                                                                             -
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  4,995,171        Administrative expense                              114
                                               -----------------
                                                                       Mortality and expense risk                       30,915
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (31,029)

Product Group 1            855,110      $5.48      $  4,684,641    REALIZED AND UNREALIZED GAINS
Product Group 2             40,594      $5.55           225,279     (LOSSES) ON INVESTMENTS
Product Group 3             10,777      $7.91            85,251      Net realized losses on investments               (194,652)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                           906,481                 $  4,995,171       investments                                    1,257,357
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                    $  1,031,676
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                $  2,830,287       $  1,935,789

Net increase (decrease) in net assets resulting from operations                                   1,031,676         (1,051,116)

Capital shares transactions
    Net premiums                                                                                  1,665,954          1,721,234
    Transfers of policy loans                                                                       (22,396)           (17,850)
    Transfers of cost of insurance                                                                 (374,812)          (301,282)
    Transfers of surrenders                                                                         (48,302)           (43,792)
    Transfers of death benefits                                                                        (340)           (59,200)
    Transfers of other terminations                                                                 (14,478)              (474)
    Interfund and net transfers to general account                                                  (72,418)           646,978
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  1,133,208          1,945,614
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      2,164,884            894,498
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  4,995,171       $  2,830,287
                                                                                            ----------------  -----------------


                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Alger American Fund Small Capitalization Portfolio
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 171,029                                 Dividend income                                 $       -
     shares at net asset value of $17.38                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $2,526,709)                   $  2,972,490
                                                                                                                             -
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  2,972,490        Administrative expense                               83
                                               -----------------
                                                                       Mortality and expense risk                       14,047
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (14,130)

Product Group 1            488,762      $5.74      $  2,803,525    REALIZED AND UNREALIZED GAINS
Product Group 2             15,489      $5.81            90,017     (LOSSES) ON INVESTMENTS
Product Group 3              8,866      $8.90            78,948      Net realized gains on investments                  54,273
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                           513,117                 $  2,972,490       investments                                      530,769
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   570,912
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                 $   827,703        $   270,350

Net increase (decrease) in net assets resulting from operations                                     570,912           (133,492)

Capital shares transactions
    Net premiums                                                                                  1,561,614            679,179
    Transfers of policy loans                                                                        (6,868)               922
    Transfers of cost of insurance                                                                 (220,185)           (77,850)
    Transfers of surrenders                                                                         (12,071)            (2,743)
    Transfers of death benefits                                                                           -                (87)
    Transfers of other terminations                                                                  (4,295)                 -
    Interfund and net transfers to general account                                                  255,680             91,424
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  1,573,875            690,845
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      2,144,787            557,353
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  2,972,490        $   827,703
                                                                                            ----------------  -----------------


                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
INVESCO Variable Investment Funds, Inc. Financial Services Fund
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 47,915                                  Dividend income                                $    1,228
     shares at net asset value of $13.54                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $610,922)                      $   648,768
                                                                                                                         1,228
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                          $   648,768        Administrative expense                               25
                                               -----------------
                                                                       Mortality and expense risk                        2,702
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                            (1,499)

Product Group 1             59,089     $10.78       $   636,929    REALIZED AND UNREALIZED GAINS
Product Group 2                257     $10.85             2,786     (LOSSES) ON INVESTMENTS
Product Group 3                843     $10.74             9,053      Net realized gains on investments                  96,978
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                            60,189                  $   648,768       investments                                       24,453
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   119,932
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                 $   286,647        $         -

Net increase (decrease) in net assets resulting from operations                                     119,932             (5,015)

Capital shares transactions
    Net premiums                                                                                    242,415             89,296
    Transfers of policy loans                                                                           (66)              (100)
    Transfers of cost of insurance                                                                  (38,838)           (12,598)
    Transfers of surrenders                                                                          (4,118)                 -
    Transfers of death benefits                                                                        (427)                 -
    Transfers of other terminations                                                                       -                  -
    Interfund and net transfers to general account                                                   43,223            215,064
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    242,189            291,662
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        362,121            286,647
                                                                                            ----------------  -----------------

Net assets at end of year                                                                       $   648,768        $   286,647
                                                                                            ----------------  -----------------


                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
INVESCO Variable Investment Funds, Inc. Health Sciences Fund
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 40,276                                  Dividend income                                 $       -
     shares at net asset value of $17.57                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $659,883)                      $   707,641
                                                                                                                             -
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                          $   707,641        Administrative expense                               36
                                               -----------------
                                                                       Mortality and expense risk                        2,682
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                            (2,718)

Product Group 1             64,589     $10.33       $   667,219    REALIZED AND UNREALIZED GAINS
Product Group 2              1,601     $10.40            16,641     (LOSSES) ON INVESTMENTS
Product Group 3              2,311     $10.29            23,781      Net realized gains on investments                  46,021
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                            68,501                  $   707,641       investments                                       55,964
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                      $   99,267
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                 $   182,544        $         -

Net increase (decrease) in net assets resulting from operations                                      99,267            (17,897)

Capital shares transactions
    Net premiums                                                                                    285,485             79,780
    Transfers of policy loans                                                                         4,543                (71)
    Transfers of cost of insurance                                                                  (42,594)           (10,293)
    Transfers of surrenders                                                                          (3,543)                 -
    Transfers of death benefits                                                                        (349)                 -
    Transfers of other terminations                                                                       -                  -
    Interfund and net transfers to general account                                                  182,288            131,025
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    425,830            200,441
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        525,097            182,544
                                                                                            ----------------  -----------------

Net assets at end of year                                                                       $   707,641        $   182,544
                                                                                            ----------------  -----------------


                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
LEVCO Series Trust Equity Value Fund
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
   December 31, 2003                                                     Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 1,293                                   Dividend income                                 $     521
     shares at net asset value of $10.04                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $10,099)                        $   12,694
                                                                                                                           521
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                           $   12,694        Administrative expense                                5
                                               -----------------
                                                                       Mortality and expense risk                          204
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                             312

Product Group 1              1,379      $9.40        $   12,679    REALIZED AND UNREALIZED GAINS
Product Group 2                  1     $10.31                15     (LOSSES) ON INVESTMENTS
                       ------------            -----------------
                                                                     Net realized gains on investments                   1,493
                             1,380                   $   12,694      Net unrealized appreciation on
                       ------------            -----------------
                                                                      investments                                        2,795
                                                                                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                      $    4,600
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                $     33,802        $         -

Net increase (decrease) in net assets resulting from operations                                       4,600               (783)

Capital shares transactions
    Net premiums                                                                                     29,054             23,787
    Transfers of policy loans                                                                            (5)                 -
    Transfers of cost of insurance                                                                   (4,358)            (2,259)
    Transfers of surrenders                                                                            (132)                 -
    Transfers of death benefits                                                                           -                  -
    Transfers of other terminations                                                                       -                  -
    Interfund and net transfers to general account                                                  (50,267)            13,057
                                                                                            ----------------  -----------------

      Net (decrease) increase in net assets from capital share transactions                         (25,708)            34,585
                                                                                            ----------------  -----------------

Total (decrease) increase in net assets                                                             (21,108)            33,802
                                                                                            ----------------  -----------------

Net assets at end of year                                                                        $   12,694         $   33,802
                                                                                            ----------------  -----------------


                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Van Eck Worldwide Insurance Trust Worldwide Hard Assets Fund
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 46,723                                  Dividend income                                $    1,675
     shares at net asset value of $14.87                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $563,720)                      $   694,771
                                                                                                                         1,675
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                          $   694,771        Administrative expense                              128
                                               -----------------
                                                                       Mortality and expense risk                        3,284
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                            (1,737)

Product Group 1             50,996     $12.30       $   627,172    REALIZED AND UNREALIZED GAINS
Product Group 2                841     $12.38            10,412     (LOSSES) ON INVESTMENTS
Product Group 3              4,600     $12.43            57,187      Net realized gains on investments                  18,559
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                            56,437                  $   694,771       investments                                      119,799
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   136,621
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                 $   229,300        $         -

Net increase in net assets resulting from operations                                                136,621              6,815

Capital shares transactions
    Net premiums                                                                                    244,383            115,608
    Transfers of policy loans                                                                          (320)                 -
    Transfers of cost of insurance                                                                  (57,757)           (13,077)
    Transfers of surrenders                                                                            (149)                 -
    Transfers of death benefits                                                                           -                  -
    Transfers of other terminations                                                                    (387)                 -
    Interfund and net transfers to general account                                                  143,080            119,954
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    328,850            222,485
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        465,471            229,300
                                                                                            ----------------  -----------------

Net assets at end of year                                                                       $   694,771        $   229,300
                                                                                            ----------------  -----------------


                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
PIMCO Variable Insurance Trust Total Return Portfolio
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 50,364                                  Dividend income                                $    2,857
     shares at net asset value of $10.36                             Capital gains distributions                         2,994
                                                                                                              -----------------
     per share (cost $523,405)                      $   521,769
                                                                                                                         5,851
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                          $   521,769        Administrative expense                               20
                                               -----------------
                                                                       Mortality and expense risk                        1,013
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                           4,818

Product Group 1             45,830     $10.14       $   464,525    REALIZED AND UNREALIZED GAINS
Product Group 2              2,746     $10.16            27,904     (LOSSES) ON INVESTMENTS
Product Group 3              2,899     $10.12            29,340      Net realized losses on investments                   (891)
                       ------------            -----------------
                                                                     Net unrealized depreciation on
                            51,475                  $   521,769       investments                                       (1,636)
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                      $    2,291
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                 $         -          $       -

Net increase in net assets resulting from operations                                                  2,291                  -

Capital shares transactions
    Net premiums                                                                                    331,521                  -
    Transfers of policy loans                                                                          (390)                 -
    Transfers of cost of insurance                                                                  (22,884)                 -
    Transfers of surrenders                                                                            (538)                 -
    Transfers of death benefits                                                                           -                  -
    Transfers of other terminations                                                                       -                  -
    Interfund and net transfers to general account                                                  211,769                  -
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    519,478                  -
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        521,769                  -
                                                                                            ----------------  -----------------

Net assets at end of year                                                                       $   521,769          $       -
                                                                                            ----------------  -----------------


                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
PIMCO Variable Insurance Trust Low Duration Portfolio
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 28,585                                  Dividend income                                 $     362
     shares at net asset value of $10.27                             Capital gains distributions                           179
                                                                                                              -----------------
     per share (cost $293,446)                      $   293,568
                                                                                                                           541
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                          $   293,568        Administrative expense                                8
                                               -----------------
                                                                       Mortality and expense risk                          250
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                             283

Product Group 1             21,604     $10.00       $   216,063    REALIZED AND UNREALIZED GAINS
Product Group 2              5,950     $10.03            59,672     (LOSSES) ON INVESTMENTS
Product Group 3              1,786      $9.99            17,833      Net realized losses on investments                    (35)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                            29,340                  $   293,568       investments                                          123
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                       $     371
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                   $       -          $       -

Net increase in net assets resulting from operations                                                    371                  -

Capital shares transactions
    Net premiums                                                                                     41,104                  -
    Transfers of policy loans                                                                             -                  -
    Transfers of cost of insurance                                                                   (2,395)                 -
    Transfers of surrenders                                                                               -                  -
    Transfers of death benefits                                                                           -                  -
    Transfers of other terminations                                                                       -                  -
    Interfund and net transfers to general account                                                  254,488                  -
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    293,197                  -
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        293,568                  -
                                                                                            ----------------  -----------------

Net assets at end of year                                                                       $   293,568          $       -
                                                                                            ----------------  -----------------


                       The accompanying notes are an integral part of these financial statements.


Midland National Life Insurance Company
Separate Account A
PIMCO Variable Insurance Trust High Yield Portfolio
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 34,223                                  Dividend income                                $    9,400
     shares at net asset value of $8.19                              Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $273,869)                      $   280,287
                                                                                                                         9,400
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                          $   280,287        Administrative expense                                7
                                               -----------------
                                                                       Mortality and expense risk                          923
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                           8,470

Product Group 1             24,511     $10.91       $   267,491    REALIZED AND UNREALIZED GAINS
Product Group 2                376     $14.21             5,347     (LOSSES) ON INVESTMENTS
Product Group 3                683     $10.90             7,449      Net realized losses on investments                 (7,644)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                            25,570                  $   280,287       investments                                        6,418
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                      $    7,244
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                   $       -          $       -

Net increase in net assets resulting from operations                                                  7,244                  -

Capital shares transactions
    Net premiums                                                                                    124,057                  -
    Transfers of policy loans                                                                             -                  -
    Transfers of cost of insurance                                                                   (7,963)                 -
    Transfers of surrenders                                                                               -                  -
    Transfers of death benefits                                                                           -                  -
    Transfers of other terminations                                                                       -                  -
    Interfund and net transfers to general account                                                  156,949                  -
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    273,043                  -
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        280,287                  -
                                                                                            ----------------  -----------------

Net assets at end of year                                                                       $   280,287          $       -
                                                                                            ----------------  -----------------



                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
PIMCO Variable Insurance Trust Real Return Portfolio
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 26,048                                  Dividend income                                 $     594
     shares at net asset value of $12.36                             Capital gains distributions                         4,198
                                                                                                              -----------------
     per share (cost $322,133)                      $   321,957
                                                                                                                         4,792
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                          $   321,957        Administrative expense                               24
                                               -----------------
                                                                       Mortality and expense risk                          766
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                           4,002

Product Group 1             26,869     $10.51       $   282,510    REALIZED AND UNREALIZED GAINS
Product Group 2              1,374     $10.54            14,483     (LOSSES) ON INVESTMENTS
Product Group 3              2,378     $10.50            24,964      Net realized losses on investments                 (3,962)
                       ------------            -----------------
                                                                     Net unrealized depreciation on
                            30,621                  $   321,957       investments                                         (175)
                       ------------            -----------------                                              -----------------

                                                                   Net decrease in net assets resulting from
                                                                    operations                                      $     (135)
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                   $       -          $       -

Net decrease in net assets resulting from operations                                                   (135)                 -

Capital shares transactions
    Net premiums                                                                                    221,201                  -
    Transfers of policy loans                                                                          (300)                 -
    Transfers of cost of insurance                                                                   (6,646)                 -
    Transfers of surrenders                                                                               -                  -
    Transfers of death benefits                                                                           -                  -
    Transfers of other terminations                                                                       -                  -
    Interfund and net transfers to general account                                                  107,837                  -
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    322,092                  -
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        321,957                  -
                                                                                            ----------------  -----------------

Net assets at end of year                                                                       $   321,957          $       -
                                                                                            ----------------  -----------------


                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Notes to Financial Statements
--------------------------------------------------------------------------------
1.     Organization and Significant Accounting Policies

       Organization
       Midland National Life Separate Account A ("Separate Account"), a unit investment trust, is a segregated investment account of Midland National Life Insurance Company (the "Company") in accordance with the provisions of the Iowa Insurance laws. The assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of the Company. The Separate Account is used to fund variable universal life insurance policies of the Company. The Separate Account consists of ten insurance products, each with different characteristics. The dates in which products were introduced result in different product groups. Sammons Securities Corporation serves as the underwriter of the variable products.

       Investments
       The Separate Account invests in specified portfolios of Fidelity Variable Insurance Products Fund I ("VIPF"), Fidelity Variable Insurance Products Fund II ("VIPF II"), Fidelity Variable Insurance Products Fund III ("VIPF III"), American Century Variable Portfolios, Inc. ("ACVP"), Massachusetts Financial Services Variable Insurance Trust Fund ("MFS"), Lord Abbett Series Fund, Inc. ("LAC"), Alger American Fund ("FAM"), INVESCO Variable Investment Funds, Inc. ("INVESCO"), LEVCO Series Trust ("LEVCO"), Van Eck Global Worldwide Insurance Trust ("VANECK"), and PIMCO Variable Insurance Trust ("PIMCO") (collectively "the Funds"), each diversified open-end management companies registered under the Investment Company Act of 1940, as directed by participants.

       The LEVCO Equity Value Fund, the VANECK Worldwide Hard Assets Fund, and the INVESCO Health Sciences Fund and Financial Services Fund were introduced in 2002. The PIMCO High Yield Portfolio, Total Return Portfolio, Low Duration Portfolio, and Real Return Portfolio were introduced effective May 1, 2003. All other portfolios have been in existence for more than three years.

       Investments in shares of the Funds are valued at the net asset values (fair values) of the respective portfolios of the Funds corresponding to the investment portfolios of the Separate Account. Investment transactions are recorded on the trade date. Dividends are automatically reinvested in shares of the Funds.

       The first-in, first-out ("FIFO") method is used to determine realized gains and losses on investments. Dividend and capital gain distributions are recorded as income on the ex-dividend date.

       Federal Income Taxes
       The operations of the Separate Account are included in the federal income tax return of the Company. Under the provisions of the policies, the Company has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax since, under current law, the Company pays no tax on investment income and capital gains reflected in variable life policy reserves. However, the Company retains the right to charge for any federal income tax incurred which is attributable to the Separate Account if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account may also be made.


       Estimates
       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.     Expenses and Related Party Transactions

       The Company is compensated for certain expenses as described below. The rates of each applicable charge is described in the Separate Account's prospectus.

       o A contract administration fee is charged to cover the Company's record keeping and other administrative expenses incurred to operate the Separate Account. This fee is allocated to the individual portfolios of the Funds based on the net asset value of the portfolios in proportion to the total net asset value of the Separate Account.

       o A mortality and expense risk fee is charged in return for the Company's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued. This fee is charged directly to the individual portfolios of the Funds based on the net asset value of the portfolio.

       o A transfer charge is imposed on each transfer between portfolios of the Separate Account in excess of a stipulated number of transfers in any one contract year. A deferred sales charge may be imposed in the event of a full or partial withdrawal within the stipulated number of years.

       o A sales and premium tax charge is deducted from each premium payment made prior to deposit into the Separate Account. Total deductions from gross contract premiums received by the Company were $4,544,503 and $4,257,580 in 2003 and 2002, respectively.

       Each management company of the Separate Account charges fees for their management advisory services as well as other operating expenses. The fees differ between companies and by portfolio within each company; however, the fees are generally calculated based on an annual rate applied to the average net asset of the respective portfolios. The effect of the fees are netted within the share value of the respective portfolios. The portfolio fee rates charged for the years ended December 31, 2003 and 2002, respectively, were as follows:

                                                             2003         2002

Fidelity Variable Insurance Products Fund I
    Money Market Portfolio                                   0.29%        0.28%
    High Income Portfolio                                    0.69%        0.71%
    Equity-Income Portfolio                                  0.57%        0.58%
    Growth Portfolio                                         0.67%        0.68%
    Overseas Portfolio                                       0.90%        0.92%
    Midcap Portfolio                                         0.70%        0.69%



                                                             2003         2002

Fidelity Variable Insurance Products Fund II
    Asset Manager Portfolio                                  0.63%        0.64%
    Investment Grade Bond Portfolio                          0.54%        0.54%
    Index 500 Portfolio                                      0.34%        0.28%
    Contrafund Portfolio                                     0.67%        0.68%
    Asset Manager: Growth Portfolio                          0.73%        0.73%
Fidelity Variable Insurance Products Fund III
    Balanced Portfolio                                       0.59%        0.57%
    Growth & Income Portfolio                                0.59%        0.59%
    Growth Opportunities Portfolio                           0.72%        0.69%
American Century Variable Portfolios. Inc.
    Balanced Portfolio                                       0.90%        0.90%
    Capital Appreciation Portfolio                           1.00%        1.00%
    International Portfolio                                  1.50%        1.50%
    Value Portfolio                                          1.00%        1.00%
    Income and Growth Portfolio                              0.70%        0.70%
Massachusetts Financial Services Variable Insurance Trust
    Emerging Growth Series                                   0.87%        0.87%
    Investors Trust Series                                   0.87%        0.90%
    New Discovery Series                                     1.04%        1.05%
    Research Series                                          0.88%        0.90%
Lord Abbett Series Fund, Inc.
    VC Growth & Income Portfolio                             0.85%        0.72%
    VC Mid-Cap Value Portfolio                               0.85%        0.85%
    VC International Portfolio                               1.40%        1.10%
Alger American Fund
    Growth Portfolio                                         0.85%        0.81%
    MidCap Growth Portfolio                                  0.93%        0.88%
    Leveraged AllCap Portfolio                               0.97%        0.92%
    Small Capitalization Portfolio                           0.97%        0.92%
INVESCO Variable Investment Funds, Inc.
    Financial Services Fund                                  1.11%        1.07%
    Health Sciences Fund                                     1.08%        1.06%
LEVCO Series Trust
    Equity Value Fund                                        1.10%        1.10%
Van Eck Worldwide Insurance Trust
    Worldwise Hard Assets Fund                               1.23%        1.15%
PIMCO Variable Insurance Trust
    Total Return Portfolio                                   0.66%            -
    Low Duration Portfolio                                   0.65%            -
    High Yield Portfolio                                     0.65%            -
    Real Return Portfolio                                    0.75%            -

3.     Purchases and Sales of Investment Securities

       The aggregate cost of purchases and proceeds from sales of investments for the years ended December 31, 2003 and 2002, were as follows:


                                                           2003                               2002
                                             ---------------------------------  ---------------------------------
 Portfolio                                        Purchases          Sales           Purchases          Sales

Fidelity Variable Insurance Products Fund I
    Money Market Portfolio                      $  8,419,799      $ 6,636,070      $  5,702,765      $ 6,327,955
    High Income Portfolio                          2,121,241        1,388,417         1,273,767          772,828
    Equity-Income Portfolio                        6,947,192        5,622,553         7,562,862        4,996,831
    Growth Portfolio                              14,111,148       11,585,319        14,784,910       11,699,783
    Overseas Portfolio                             2,083,604        1,471,885         2,002,682        1,732,132
    Midcap Portfolio                               4,505,234        2,678,645         3,992,810        1,424,064
Fidelity Variable Insurance Products Fund II
    Asset Manager Portfolio                        2,051,786        1,741,594         2,318,039        1,636,075
    Investment Grade Bond Portfolio                7,287,773        5,128,973         4,615,047        1,734,636
    Index 500 Portfolio                           13,587,496        9,168,487        13,568,056        8,746,868
    Contrafund Portfolio                           8,981,107        6,554,251        10,047,268        8,296,828
    Asset Manager: Growth Portfolio                1,249,481          966,211         1,372,554        1,481,100
Fidelity Variable Insurance Products Fund III
    Balanced Portfolio                             1,163,370          541,934         1,050,227          651,360
    Growth & Income Portfolio                      2,314,278        1,662,423         2,393,955        1,763,718
    Growth Opportunities Portfolio                 2,403,865        2,215,387         2,847,644        2,015,152
American Century Variable Portfolios, Inc.
    Balanced Portfolio                               811,352          371,053           676,315          309,211
    Capital Appreciation Portfolio                 1,186,140          823,686         1,495,143        1,072,311
    International Portfolio                        2,392,157        1,548,568         2,824,515        1,682,062
    Value Portfolio                                2,980,084        1,457,116         3,411,569        1,730,626
    Income & Growth Portfolio                      1,094,208          867,173           655,939          348,451
Massachusetts Financial Services Variable
 Insurance Trust
    Emerging Growth Series                         3,505,503        2,535,192         4,493,241        3,335,524
    Investors Trust Series                           469,745          368,073           606,376          283,312
    New Discovery Series                           2,533,430        1,226,353         2,559,946        1,609,842
    Research Series                                1,470,013          983,815         1,558,874          868,799
Lord Abbett Series Fund, Inc.
    VC Growth & Income Portfolio                   2,962,805        1,588,215         2,894,657        1,307,083
    VC Mid-Cap Value Portfolio                     3,952,167        2,724,002         3,863,571        1,944,533
    VC International Portfolio                       645,260          240,004           281,542          135,672
Alger American Fund
    Growth Portfolio                               1,217,883          472,869         1,179,384          559,163
    MidCap Growth Portfolio                        3,147,100          943,737         1,333,468          541,024
    Leveraged AllCap Portfolio                     3,575,533        2,473,354         3,340,302        1,415,560
    Small Capitalization Portfolio                 2,603,864        1,044,119           884,211          197,599
INVESCO Variable Investment Funds, Inc.
    Financial Services Fund                          955,926          715,236           433,581          140,909
    Health Sciences Fund                             898,007          474,896           295,946           96,071
LEVCO Series Trust
    Equity Value Fund                                 41,952           67,060            47,614           13,116
Van Eck Worldwide Insurance Trust
    Worldwide Hard Assets Fund                       761,365          434,253           308,152           86,321
PIMCO Variable Insurance Trust
    Total Return Portfolio                           572,596           48,300                 -                -
    Low Duration Portfolio                           298,526            5,045                 -                -
    High Yield Portfolio                             616,301          334,788                 -                -
    Real Return Portfolio                            462,292          136,197                 -                -
                                             ----------------  ---------------  ----------------  ---------------
                                                $116,381,583     $ 79,245,253      $106,676,932     $ 70,956,519
                                             ----------------  ---------------  ----------------  ---------------

       Purchases and sales in investment shares for the years ended December 31, 2003 and 2002, were as follows:

                                                                2003                            2002
                                                    ------------------------------  -----------------------------
                                                    ------------------------------  -----------------------------
 Portfolio                                               Purchases         Sales         Purchases        Sales

Fidelity Variable Insurance Products Fund I
    Money Market Portfolio                              8,419,799       6,636,070       5,702,765      6,327,954
    High Income Portfolio                                 344,108         221,112         223,404        135,583
    Equity-Income Portfolio                               367,795         295,011         375,323        253,132
    Growth Portfolio                                      537,483         446,912         539,902        430,071
    Overseas Portfolio                                    168,928         122,837         160,952        139,134
    Midcap Portfolio                                      231,973         188,041         218,544         78,998
Fidelity Variable Insurance Products Fund II
    Asset Manager Portfolio                               157,268         131,678         177,099        125,551
    Investment Grade Bond Portfolio                       545,301         383,428         353,542        132,617
    Index 500 Portfolio                                   126,149          85,804         122,514         79,604
    Contrafund Portfolio                                  457,054         336,018         522,711        434,977
    Asset Manager: Growth Portfolio                       115,754          89,257         124,257        135,510
Fidelity Variable Insurance Products Fund III
    Balanced Portfolio                                     91,629          42,478          83,801         51,810
    Growth & Income Portfolio                             197,998         139,973         205,925        153,478
    Growth Opportunities Portfolio                        188,361         172,336         218,941        154,978
American Century Variable Portfolios, Inc.
    Balanced Portfolio                                    132,568          60,651         112,005         51,436
    Capital Appreciation Portfolio                        189,288         130,872         222,024        163,903
    International Portfolio                               441,914         286,455         484,019        292,066
    Value Portfolio                                       449,766         223,154         509,900        271,576
    Income & Growth Portfolio                             200,636         158,736         115,054         62,262
Massachusetts Financial Services Variable
 Insurance Trust
    Emerging Growth Series                                260,560         187,885         316,964        233,677
    Investors Trust Series                                 32,808          25,854          40,395         18,987
    New Discovery Series                                  210,358         103,739         203,409        130,814
    Research Series                                       125,754          84,159         127,063         72,853
Lord Abbett Series Fund, Inc.
    VC Growth & Income Portfolio                          142,109          76,322         140,462         62,638
    VC Mid-Cap Value Portfolio                            270,337         188,041         264,229        135,759
    VC International Portfolio                            110,582          42,599          50,303         24,708
Alger American Fund
    Growth Portfolio                                       42,171          16,850          39,040         18,186
    MidCap Growth Portfolio                               198,566          63,160          90,956         37,467
    Leveraged AllCap Portfolio                            145,286         103,204         133,586         59,197
    Small Capitalization Portfolio                        177,394          74,154          66,009         14,555
INVESCO Variable Investment Funds, Inc.
    Financial Services Fund                                81,300          60,685          40,500         13,200
    Health Sciences Fund                                   57,444          30,445          19,956          6,680
LEVCO Series Trust
    Equity Value Fund                                       5,465           8,445           5,957          1,684
Van Eck Worldwide Insurance Trust
    Worldwide Hard Assets Fund                             66,044          41,583          31,212          8,950
PIMCO Variable Insurance Trust
    Total Return Portfolio                                 55,036           4,672               -              -
    Low Duration Portfolio                                 29,076             491               -              -
    High Yield Portfolio                                   77,879          43,656               -              -
    Real Return Portfolio                                  37,334          11,286               -              -
                                                    --------------  --------------  --------------  -------------
                                                       15,489,275      11,318,053      12,042,723     10,313,995
                                                    --------------  --------------  --------------  -------------


4.     Summary of Changes from Unit Transactions

       Transactions in units for the years ended December 31, 2003 and 2002, were as follows:

                                                                2003                            2002
                                                    ------------------------------  -----------------------------
 Portfolio                                              Purchases         Sales         Purchases        Sales

Fidelity Variable Insurance Products Fund I
    Money Market Portfolio                                672,109         509,942         420,738        485,068
    High Income Portfolio                                 180,220         121,722         100,939         70,494
    Equity-Income Portfolio                               601,466         474,429         444,623        276,868
    Growth Portfolio                                    1,890,223       1,618,791       1,063,657        723,290
    Overseas Portfolio                                    196,869         132,548         182,297        138,358
    Midcap Portfolio                                    1,068,447         886,743         427,499        144,058
Fidelity Variable Insurance Products Fund II
    Asset Manager Portfolio                               114,199          95,579         133,010         86,961
    Investment Grade Bond Portfolio                       457,505         334,081         305,167        104,833
    Index 500 Portfolio                                 1,133,907         733,787       1,108,992        659,082
    Contrafund Portfolio                                  607,674         437,885         688,903        550,555
    Asset Manager: Growth Portfolio                        97,000          77,676         109,143        125,525
Fidelity Variable Insurance Products Fund III
    Balanced Portfolio                                     91,652          43,337          86,269         54,694
    Growth & Income Portfolio                             173,996         123,569         174,879        127,803
    Growth Opportunities Portfolio                        265,023         241,479         306,572        215,580
American Century Variable Portfolios, Inc.
    Balanced Portfolio                                     63,733          29,299          54,637         25,087
    Capital Appreciation Portfolio                        113,372          76,087         129,960         94,796
    International Portfolio                               254,384         159,619         277,326        161,175
    Value Portfolio                                       198,032          96,594         214,449        116,786
    Income & Growth Portfolio                             889,902         866,174          65,834         34,689
Massachusetts Financial Services Variable
 Insurance Trust
    Emerging Growth Series                                438,900         305,304         516,846        368,066
    Investors Trust Series                                 55,287          43,017          68,368         31,239
    New Discovery Series                                  173,224          85,675         156,315         98,373
    Research Series                                       170,286         112,407         171,099         95,730
Lord Abbett Series Fund, Inc.
    VC Growth & Income Portfolio                          233,510         122,004         232,682        101,358
    VC Mid-Cap Value Portfolio                            241,346         167,755         238,704        118,700
    VC International Portfolio                            102,645          38,840          47,743         23,093
Alger American Fund
    Growth Portfolio                                      219,686          85,198         202,336         92,382
    MidCap Growth Portfolio                               438,001         134,975         199,530         79,976
    Leveraged AllCap Portfolio                            734,839         514,557         671,882        294,480
    Small Capitalization Portfolio                        467,079         156,000         195,477         41,410
INVESCO Variable Investment Funds, Inc.
    Financial Services Fund                               101,952          75,923          50,629         16,463
    Health Sciences Fund                                   97,383          51,266          33,543         11,172
LEVCO Series Trust
    Equity Value Fund                                       5,662           8,861           6,357          1,776
Van Eck Worldwide Insurance Trust
    Worldwide Hard Assets Fund                             76,873          47,249          30,281          3,476
PIMCO Variable Insurance Trust
    Total Return Portfolio                                 56,192           4,718               -              -
    Low Duration Portfolio                                 29,819             479               -              -
    High Yield Portfolio                                   59,078          33,508               -              -
    Real Return Portfolio                                  44,005          13,385               -              -
                                                    --------------  --------------  --------------  -------------
                                                       12,815,480       9,060,462       9,116,686      5,573,396
                                                    --------------  --------------  --------------  -------------

5.     Net Assets

       Net assets at December 31, 2003, consisted of the following:

                                                                   Accumulated          Net
                                                                 Net Investment      Unrealized
                                                   Capital         Income and       Appreciation
                                                    Share         Net Realized     (Depreciation)
 Portfolio                                      Transactions     Gains (Losses)    of Investments        Total

Fidelity Variable Insurance Products Fund I
    Money Market Portfolio                      $ 6,457,970        $ 756,492          $       -      $ 7,214,462
    High Income Portfolio                         3,886,614         (163,252)           506,354        4,229,716
    Equity-Income Portfolio                      18,930,429        5,058,601          2,750,858       26,739,888
    Growth Portfolio                             41,679,660        5,367,772            556,577       47,604,009
    Overseas Portfolio                            6,364,062           68,583            948,504        7,381,149
    Midcap Portfolio                              6,455,298         (200,915)         1,790,216        8,044,599
Fidelity Variable Insurance Products Fund II
    Asset Manager Portfolio                       5,038,740        3,032,345            192,838        8,263,923
    Investment Grade Bond Portfolio               6,675,511          955,566            178,459        7,809,536
    Index 500 Portfolio                          39,016,446       (3,827,451)         3,730,931       38,919,926
    Contrafund Portfolio                         27,613,924          724,662          4,665,786       33,004,372
    Asset Manager: Growth Portfolio               4,596,310         (119,594)           227,174        4,703,890
Fidelity Variable Insurance Products Fund III
    Balanced Portfolio                            2,873,048          (50,059)           238,292        3,061,281
    Growth & Income Portfolio                     7,030,750         (663,361)           665,910        7,033,299
    Growth Opportunities Portfolio                9,804,323       (2,541,688)           866,992        8,129,627
American Century Variable Portfolios, Inc.
    Balanced Portfolio                            1,649,300          (15,517)           168,396        1,802,179
    Capital Appreciation Portfolio                4,111,906       (1,035,938)           237,901        3,313,869
    International Portfolio                       9,083,227       (2,137,604)           605,406        7,551,029
    Value Portfolio                               5,696,233          267,638          1,044,096        7,007,967
    Income & Growth Portfolio                     2,129,403         (368,203)           311,956        2,073,156
Massachusetts Financial Services Variable
 Insurance Trust
    Emerging Growth Series                       14,232,354       (5,694,316)           888,635        9,426,673
    Investors Trust Series                        1,676,581         (273,560)           100,126        1,503,147
    New Discovery Series                          6,736,405       (1,082,726)           658,299        6,311,978
    Research Series                               4,657,863         (973,113)           329,425        4,014,175
Lord Abbett Series Fund, Inc.
    VC Growth & Income Portfolio                  5,955,833         (167,002)         1,038,020        6,826,851
    VC Mid-Cap Value Portfolio                    6,328,521           61,177          1,141,360        7,531,058
    VC International Portfolio                      839,457         (125,389)           161,348          875,416
Alger American Fund
    Growth Portfolio                              2,259,255         (313,968)           331,972        2,277,259
    MidCap Growth Portfolio                       4,361,672         (320,382)           800,206        4,841,496
    Leveraged AllCap Portfolio                    5,283,715         (968,173)           679,629        4,995,171
    Small Capitalization Portfolio                2,573,794          (47,085)           445,781        2,972,490
INVESCO Variable Investment Funds, Inc.
    Financial Services Fund                         533,851           77,071             37,846          648,768
    Health Sciences Fund                            626,270           33,613             47,758          707,641
LEVCO Series Trust
    Equity Value Fund                                 8,877            1,222              2,595           12,694
Van Eck Worldwide Insurance Trust
    Worldwide Hard Assets Fund                      551,334           12,386            131,051          694,771
Pimco Variable Insurance Trust
    Total Return Portfolio                          519,478            3,927             (1,636)         521,769
    Low Duration Portfolio                          293,198              248                122          293,568
    High Yield Portfolio                            273,043              826              6,418          280,287
    Real Return Portfolio                           322,093               40               (176)         321,957
                                             ---------------   --------------  -----------------  ---------------
                                               $267,126,748      $(4,667,127)      $ 26,485,425     $288,945,046
                                             ---------------   --------------  -----------------  ---------------

6.     Financial Highlights

       The Company sells a number of variable life insurance products which have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

       The following table was developed by determining which products offered by the Company have the lowest and highest total return. Only product designs within each portfolio that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by the Company as contract owners may not have selected all available and applicable contract options.

                                                  December 31                                 Year Ended December 31
                                  ----------------------------------------------  -----------------------------------------------
                                                Unit Fair Value                   Investment  Expense Ratio       Total Return
                                                  Lowest to                        Income       Lowest to          Lowest to
                                     Units         Highest         Net Assets      Ratio*       Highest**          Highest***
                                  ------------  ---------------  ---------------  ---------  -----------------  -----------------
Net assets represented by
   Fidelity Variable Insurance Products
    Fund I
    Money Market Portfolio
          2003                        571,109   $11.15 to 18.41      $7,214,462      1.11%    0.50% to 1.10%     -.11% to .54%
          2002                        408,938   11.09 to 18.44       $5,430,733      1.65%    0.50% to 1.10%     0.60% to 1.19%
          2001                        473,267   10.96 to 18.33       $6,055,922      3.91%    0.50% to 1.10%     2.98% to 3.59%
          2000                        231,932   10.58 to 17.80       $2,994,767      5.19%    0.50% to 1.10%     5.14% to 5.80%
          1999                        371,899   11.20 to 16.93       $4,656,942      4.99%    0.50% to 1.10%     4.06% to 4.28%

    High Income Portfolio
          2003                        310,281   8.83 to 24.75        $4,229,716      6.73%    0.50% to 1.10%    25.88% to 26.69%
          2002                        251,743   6.97 to 19.67        $2,879,583      9.93%    0.50% to 1.10%     2.29% to 2.95%
          2001                        221,299   6.77 to 19.23        $2,549,739     12.70%    0.50% to 1.10%   -12.67% to -12.19%
          2000                        204,165   7.71 to 22.02        $2,769,834      0.76%    0.50% to 1.10%   -23.33% to -22.90%
          1999                        191,212   11.32 to 28.72       $3,555,219      8.87%    0.50% to 1.10%     6.96% to 7.20%

    Equity-Income Portfolio
          2003                      1,372,172   10.93 to 47.58      $26,739,888      1.64%    0.50% to 1.10%    28.90% to 29.66%
          2002                      1,243,283   9.43 to 36.89       $19,627,178      1.57%    0.50% to 1.10%   -17.88% to -17.35%
          2001                      1,075,529   10.20 to 44.92      $21,808,160      1.62%    0.50% to 1.10%    -6.01% to -5.47%
          2000                        914,981   10.79 to 47.79      $21,063,063      1.61%    0.50% to 1.10%     7.25% to 7.90%
          1999                        833,908   13.52 to 44.56      $19,166,789      1.39%    0.50% to 1.10%     5.14% to 5.38%

    Growth Portfolio
          2003                      2,635,062   6.67 to 49.21       $47,604,009      0.25%    0.50% to 1.10%    31.39% to 32.08%
          2002                      2,363,555   5.05 to 37.50       $33,825,399      0.24%    0.50% to 1.10%   -30.88% to -30.44%
          2001                      2,023,189   7.26 to 54.25       $44,809,920      0.07%    0.50% to 1.10%   -18.56% to -18.06%
          2000                      1,623,991   8.86 to 66.61       $48,923,881      0.11%    0.50% to 1.10%   -11.96% to -11.40%
          1999                      1,106,225   21.51 to 75.66      $46,051,700      0.14%    0.50% to 1.10%    35.93% to 36.23%

    Overseas Portfolio
          2003                        520,207   7.14 to 23.75        $7,381,149      0.72%    0.50% to 1.10%    41.81% to 42.51%
          2002                        455,603   5.01 to 16.79        $4,692,450      0.78%    0.50% to 1.10%    -21.17% to -20.60%
          2001                        411,664   6.31 to 21.30        $5,628,966      5.08%    0.50% to 1.10%    -22.04% to -21.61%
          2000                        365,657   8.05 to 27.32        $6,824,791      1.42%    0.50% to 1.10%    -20.00% to -19.50%
          1999                        281,937   15.74 to 34.15       $7,360,544      1.23%    0.50% to 1.10%    41.06% to 41.29%


   Fidelity Variable Insurance Products
    Fund I (continued)
    Midcap Portfolio
          2003                        680,066   11.79 to 12.62       $8,044,599      0.31%    0.50% to 1.10%    37.02% to 37.88%
          2002                        498,371    8.58 to 9.21        $4,291,869      0.67%    0.50% to 1.10%    -10.76% to -10.26%
          2001                        214,930   9.60 to 10.32        $2,069,043      0.00%    0.50% to 1.10%    -4.10% to -3.69%
          2000                         76,122   10.00 to 15.74         $762,013      0.55%    0.50% to 1.10%          N/A

   Fidelity Variable Insurance Products
    Fund II
    Asset Manager Portfolio
          2003                        417,255   9.73 to 29.12        $8,263,923      3.44%    0.50% to 1.10%    16.66% to 17.39%
          2002                        398,605   8.28 to 24.97        $6,960,372      3.71%    0.50% to 1.10%    -9.73% to -9.21%
          2001                        352,556   9.12 to 27.66        $7,173,216      4.04%    0.50% to 1.10%    -5.14% to -4.60%
          2000                        321,545   9.56 to 29.16        $7,340,554      3.28%    0.50% to 1.10%    -4.99% to 4.40%
          1999                        314,201   14.04 to 30.69       $8,020,155      3.17%    0.50% to 1.10%    9.88% to 10.12%

    Investment Grade Bond Portfolio
          2003                        482,884   13.73 to 22.81       $7,809,536      4.47%    0.50% to 1.10%     4.06% to 4.73%
          2002                        359,523   13.11 to 21.91       $5,620,482      2.47%    0.50% to 1.10%     9.11% to 9.80%
          2001                        159,189   11.94 to 20.08       $2,446,133      4.27%    0.50% to 1.10%     7.26% to 7.86%
          2000                        119,937   11.07 to 18.72       $1,828,843      6.10%    0.50% to 1.10%    9.99% to 10.70%
          1999                        106,290   11.35 to 17.02       $1,475,493      3.45%    0.50% to 1.10%    -2.13% to -1.99%

    Index 500 Portfolio
          2003                      2,800,764   7.80 to 26.67       $38,919,926      1.34%    0.50% to 1.10%    26.98% to 27.66%
          2002                      2,401,648   6.11 to 20.98       $26,800,947      1.23%    0.50% to 1.10%    -23.09% to -22.56%
          2001                      1,951,738   7.89 to 27.28       $29,306,628      1.08%    0.50% to 1.10%    -13.07% to -12.53%
          2000                      1,609,845   9.02 to 31.38       $28,485,189      0.97%    0.50% to 1.10%    -10.32% to 9.80%
          1999                      1,143,206   17.67 to 34.99      $23,862,419      0.71%    0.50% to 1.10%    19.22% to 19.39%

    Contrafund Portfolio
          2003                      1,875,688   9.35 to 25.23       $33,004,372      0.42%    0.50% to 1.10%    27.00% to 27.73%
          2002                      1,706,397   7.32 to 19.85       $23,636,282      0.82%    0.50% to 1.10%    -10.34% to -9.74%
          2001                      1,568,048   8.11 to 22.14       $24,521,124      0.73%    0.50% to 1.10%    -13.21% to -12.70%
          2000                      1,283,140   9.29 to 25.51       $23,682,213      0.33%    0.50% to 1.10%    -7.64% to -7.10%
          1999                        919,568   18.55 to 27.62      $19,665,270      0.37%    0.50% to 1.10%    22.92% to 23.17%

    Asset Manager: Growth Portfolio
          2003                        349,203   8.28 to 18.06        $4,703,890      2.73%    0.50% to 1.10%    21.96% to 22.67%
          2002                        329,833   6.75 to 14.80        $3,667,172      2.81%    0.50% to 1.10%    -16.48% to -15.94%
          2001                        346,215   8.03 to 17.72        $4,600,171      2.75%    0.50% to 1.10%    -8.38% to -7.81%
          2000                        284,303   8.71 to 19.34        $4,217,105      2.11%    0.50% to 1.10%    -13.47% to -12.90%
          1999                        238,862   15.10 to 22.35       $4,209,771      1.99%    0.50% to 1.10%    14.03% to 14.22%

   Fidelity Variable Insurance Products
    Fund III
    Balanced Portfolio
          2003                        234,029   9.92 to 13.32        $3,061,281      2.46%    0.50% to 1.10%    16.46% to 17.12%
          2002                        185,724   8.47 to 11.48        $2,084,265      2.60%    0.50% to 1.10%    -9.75% to -9.22%
          2001                        154,149   9.33 to 12.72        $1,912,742      3.33%    0.50% to 1.10%    -2.68% to -2.00%
          2000                        126,226   9.52 to 13.07        $1,601,392      2.81%    0.50% to 1.10%    -5.36% to -4.80%
          1999                         97,602   13.45 to 13.81       $1,314,548      1.74%    0.50% to 1.10%     3.45% to 3.62%

    Growth & Income Portfolio
          2003                        490,263   8.90 to 14.87        $7,033,299      1.12%    0.50% to 1.10%    22.45% to 23.27%
          2002                        439,896   7.22 to 12.16        $5,130,153      1.28%    0.50% to 1.10%    -17.56% to -17.11%
          2001                        392,820   8.71 to 14.75        $5,539,047      1.25%    0.50% to 1.10%    -9.73% to -9.18%
          2000                        343,097   9.59 to 16.34        $5,361,211      1.03%    0.50% to 1.10%    -4.67% to -4.10%
          1999                        267,074   16.50 to 17.14       $4,422,690      0.39%    0.50% to 1.10%     7.93% to 8.20%

    Growth Opportunities Portfolio
          2003                        781,715   7.06 to 10.77        $8,129,627      0.73%    0.50% to 1.10%    28.37% to 29.30%
          2002                        758,228    5.46 to 8.39        $6,129,407      1.00%    0.50% to 1.10%    -22.67% to -22.33%
          2001                        667,236   7.03 to 10.85        $6,951,789      0.35%    0.50% to 1.10%    -15.37% to -14.79%
          2000                        569,912   8.25 to 12.82        $7,012,526      1.22%    0.50% to 1.10%    -17.98% to -17.50%
          1999                        440,086   14.96 to 15.63       $6,611,175      0.76%    0.50% to 1.10%     3.10% to 3.31%

   American Century Variable
    Portfolios, Inc.
    Balanced Portfolio
          2003                        133,308   9.94 to 13.82        $1,802,179      2.22%    0.50% to 1.10%    16.46% to 17.12%
          2002                         98,914   8.36 to 11.70        $1,135,668      2.35%    0.50% to 1.10%    -10.55% to -10.35%
          2001                         69,364   9.30 to 13.08          $888,981      2.36%    0.50% to 1.10%    -4.60% to -3.72%
          2000                         49,521   9.69 to 13.71          $655,058      1.93%    0.50% to 1.10%    -3.72% to -3.10%
          1999                         40,629   13.94 to 14.24         $566,994      1.54%    0.50% to 1.10%     8.87% to 9.08%

    Capital Appreciation Portfolio
          2003                        282,852   7.30 to 12.75        $3,313,869      0.00%    0.50% to 1.10%    19.05% to 19.87%
          2002                        245,529   6.09 to 10.71        $2,405,459      0.00%    0.50% to 1.10%    -22.05% to -21.52%
          2001                        210,366   7.76 to 13.74        $2,616,705      0.00%    0.50% to 1.10%    -28.85% to -28.48%
          2000                        146,195   10.85 to 19.31       $2,614,605      0.00%    0.50% to 1.10%     7.88% to 8.50%
          1999                         48,931   16.78 to 17.90         $831,750      0.00%    0.50% to 1.10%    62.73% to 63.07%

    International Portfolio
          2003                        694,272   5.72 to 11.66        $7,551,029      0.66%    0.50% to 1.10%    23.13% to 23.81%
          2002                        599,832    4.62 to 9.47        $5,308,390      0.74%    0.50% to 1.10%    -21.21% to -20.75%
          2001                        483,680   5.83 to 12.02        $5,449,486      0.08%    0.50% to 1.10%    -29.99% to -29.59%
          2000                        360,479   8.28 to 19.31        $5,843,591      0.10%    0.50% to 1.10%    -17.73% to -17.20%
          1999                        169,545   19.87 to 20.87       $3,387,853      0.00%    0.50% to 1.10%    62.29% to 62.60%

   American Century Variable
    Portfolios, Inc. (continued)
    Value Portfolio
          2003                        405,178   14.72 to 17.93       $7,007,967      0.90%    0.50% to 1.10%    27.51% to 28.33%
          2002                        303,774   11.47 to 14.07       $4,118,748      0.83%    0.50% to 1.10%    -13.57% to -13.11%
          2001                        206,111   13.2 to 16.28        $3,233,975      0.89%    0.50% to 1.10%    11.58% to 12.24%
          2000                        135,863   11.76 to 17.17       $1,918,616      0.99%    0.50% to 1.10%    16.81% to 17.60%
          1999                         95,479   11.99 to 12.49       $1,149,267      0.89%    0.50% to 1.10%    -1.89% to -1.72%

    Income & Growth Portfolio
          2003                        184,915   8.37 to 11.52        $2,073,156      1.17%    0.50% to 1.10%    27.98% to 28.57%
          2002                        161,239    6.51 to 8.90        $1,412,025      1.02%    0.50% to 1.10%    -20.25% to -19.73%
          2001                        130,094   8.11 to 11.24        $1,426,734      0.77%    0.50% to 1.10%    -9.42% to -8.77%
          2000                         93,648   8.89 to 12.38        $1,128,552      0.45%    0.50% to 1.10%    -11.56% to -11.10%
          1999                         38,925   13.93 to 13.97         $543,814      0.01%    0.50% to 1.10%    16.67% to 16.90%

   Massachusetts Financial Services
    Variable Insurance Trust
    Emerging Growth Series
          2003                      1,018,780    4.52 to 9.81        $9,426,673      0.00%    0.50% to 1.10%    28.82% to 29.51%
          2002                        885,042    3.49 to 7.60        $6,373,101      0.00%    0.50% to 1.10%    -34.46% to -34.03%
          2001                        736,262   5.29 to 11.57        $8,123,686      0.00%    0.50% to 1.10%    -34.23% to -33.88%
          2000                        430,552   8.00 to 17.56        $7,413,717      5.30%    0.50% to 1.10%    -20.52% to -20.00%
          1999                         96,719   21.98 to 22.04       $2,130,426      0.00%    0.50% to 1.10%    74.86% to 75.20%

    Investors Trust Series
          2003                        157,644    7.94 to 9.56        $1,503,147      0.63%    0.50% to 1.10%    20.84% to 21.59%
          2002                        145,439    6.53 to 7.89        $1,145,465      0.51%    0.50% to 1.10%    -21.88% to -21.42%
          2001                        108,310   8.31 to 10.08        $1,089,989      0.47%    0.50% to 1.10%    -16.86% to -16.40%
          2000                         75,085   9.94 to 12.10          $907,718      1.37%    0.50% to 1.10%    -45.50% to -0.60%
          1999                         26,812   12.19 to 22.20         $327,730      0.16%    0.50% to 1.10%    5.54% to 92.04%

    New Discovery Series
          2003                        355,305   8.34 to 18.24        $6,311,978      0.00%    0.50% to 1.10%    32.28% to 33.01%
          2002                        267,770   6.27 to 13.76        $3,607,321      0.00%    0.50% to 1.10%    -32.39% to -32.00%
          2001                        209,828   9.22 to 20.30        $4,167,704      0.00%    0.50% to 1.10%    -6.10% to -5.44%
          2000                        121,519   9.75 to 21.57        $2,558,124      1.25%    0.50% to 1.10%    -5.72% to -3.03%
          1999                         11,736   22.14 to 22.20         $260,546      0.00%    0.50% to 1.10%    71.49% to 71.83%

    Research Series
          2003                        414,237    6.91 to 9.87        $4,014,175      0.62%    0.50% to 1.10%    23.39% to 24.06%
          2002                        356,124    5.57 to 7.99        $2,793,015      0.26%    0.50% to 1.10%    -25.38% to -24.93%
          2001                        280,754   7.42 to 10.68        $2,933,918      0.01%    0.50% to 1.10%    -22.17% to -21.65%
          2000                        152,977   9.47 to 13.68        $2,068,139      5.31%    0.50% to 1.10%    -5.81% to -5.30%
          1999                         64,738   14.46 to 14.51         $938,619      0.14%    0.50% to 1.10%    22.65% to 22.97%

   Lord Abbett Series Fund, Inc.
    VC Growth & Income Portfolio
          2003                        466,586   11.37 to 14.84       $6,826,851      0.74%    0.50% to 1.10%    29.59% to 30.39%
          2002                        355,079   8.72 to 11.43        $4,003,870      0.66%    0.50% to 1.10%    -18.97% to -18.43%
          2001                        223,756   10.69 to 14.07       $3,115,424      0.69%    0.50% to 1.10%    -7.73% to -7.20%
          2000                         95,009   11.52 to 15.22       $1,443,931      1.16%    0.50% to 1.10%    14.52% to 15.20%
          1999                         33,277   13.22 to 13.26         $443,354      3.13%    0.50% to 1.10%    23.09% to 23.35%

    VC Mid-Cap Value Portfolio
          2003                        408,357   18.17 to 18.47       $7,531,058      0.55%    0.50% to 1.10%    23.39% to 24.11%
          2002                        334,830   14.64 to 14.93       $4,984,990      0.65%    0.50% to 1.10%    -10.74% to -10.24%
          2001                        214,826   16.31 to 16.70       $3,571,997      0.47%    0.50% to 1.10%     6.80% to 7.51%
          2000                         59,942   15.17 to 15.59         $927,688      1.25%    0.50% to 1.10%    50.10% to 51.70%
          1999                            630   10.28 to 10.29           $6,486      0.25%    0.50% to 1.10%     2.80% to 2.90%

    VC International Portfolio
          2003                        116,619    5.96 to 7.68          $875,416      2.06%    0.50% to 1.10%    39.74% to 40.57%
          2002                         52,845    4.24 to 5.40          $282,105      1.17%    0.50% to 1.10%    -18.66% to -18.15%
          2001                         28,194    5.18 to 6.62          $186,047      0.25%    0.50% to 1.10%    -27.50% to -27.04%
          2000                         11,179    7.10 to 9.11          $101,989      6.58%    0.50% to 1.10%    -29.43% to -29.00%
          1999                            428   12.88 to 12.99           $5,519      0.43%    0.50% to 1.10%    28.80% to 28.90%

   Alger American Fund
    Growth Portfolio
          2003                        359,201    6.31 to 7.74        $2,277,259      0.00%    0.50% to 1.10%    33.68% to 34.45%
          2002                        224,909    4.71 to 5.79        $1,061,218      0.04%    0.50% to 1.10%    -33.75% to -33.24%
          2001                        114,955    7.10 to 8.74          $817,449      0.23%    0.50% to 1.10%    -12.60% to -12.30%
          2000                          9,951    8.12 to 8.13           $80,823      0.00%    0.50% to 1.10%    -18.80% to -18.70%

    Mid-Cap Growth Portfolio
          2003                        584,966    8.25 to 9.79        $4,841,496      0.00%    0.50% to 1.10%    46.12% to 47.01%
          2002                        282,007    5.63 to 6.70        $1,590,097      0.00%    0.50% to 1.10%    -30.28% to -29.88%
          2001                        162,453    8.06 to 9.61        $1,311,633      0.00%    0.50% to 1.10%    -7.36% to -3.90%
          2000                         27,232    8.70 to 8.71          $236,992      0.00%    0.50% to 1.10%    -13.00 to -12.90%

    Leveraged AllCap Portfolio
          2003                        906,481    5.48 to 7.91        $4,995,171      0.00%    0.50% to 1.10%    33.16% to 34.06%
          2002                        686,579    4.10 to 5.94        $2,830,287      0.01%    0.50% to 1.10%    -34.58% to -34.29%
          2001                        307,177    6.26 to 9.08        $1,935,789      0.00%    0.50% to 1.10%    -16.76% to -9.20%
          2000                         83,262    7.52 to 7.53          $625,949      0.00%    0.50% to 1.10%    -24.80% to -24.70%

    Small Capitalization Portfolio
          2003                        513,117    5.74 to 8.90        $2,972,490      0.00%    0.50% to 1.10%    40.60% to 41.71%
          2002                        201,854    4.07 to 6.33          $827,703      0.00%    0.50% to 1.10%    -26.99% to -26.65%
          2001                         47,786    5.56 to 8.67          $270,350      0.04%    0.50% to 1.10%    -30.15% to -13.30%
          2000                          4,166    7.96 to 7.97           $33,163      0.00%    0.50% to 1.10%    -20.40% to -20.30%

   INVESCO Variable Investment
    Funds, Inc.
    Financial Services Fund
          2003                         60,189   10.74 to 10.85         $648,768      0.26%    0.50% to 1.10%    28.16% to 29.01%
          2002                         34,167    8.38 to 8.41          $286,647      1.31%    0.50% to 1.10%    -16.20% to -15.90%

    Health Sciences Fund
          2003                         68,501   10.29 to 10.40         $707,641      0.00%    0.50% to 1.10%    26.41% to 27.14%
          2002                         22,372    8.14 to 8.18          $182,544      0.00%    0.50% to 1.10%    -18.60% to -18.20%

   LEVCO Series Trust
    Equity Value Fund
          2003                          1,380   9.40 to 10.31           $12,694      2.24%    0.50% to 1.10%    27.51% to 27.97%
          2002                          4,581    7.37 to 7.40           $33,802      0.00%    0.50% to 1.10%    -26.30% to -26.00%

   Van Eck Worldwide Insurance Trust
    Worldwide Hard Assets Fund
          2003                         56,437   12.30 to 12.43         $694,771      0.36%    0.50% to 1.10%    43.56% to 44.29%
          2002                         26,804    8.54 to 8.58          $229,300      0.00%    0.50% to 1.10%    -14.60% to -14.20%

   PIMCO Variable Insurance Trust
    Total Return Portfolio
          2003                         51,475   10.12 to 10.16         $521,769      1.10%    0.50% to 1.10%     5.00% to 5.40%

    Low Duration Portfolio
          2003                         29,340   9.99 to 10.03          $293,568      0.25%    0.50% to 1.10%     -.10% to .20%

    High Yield Portfolio
          2003                         25,570   10.90 to 14.21         $280,287      6.71%    0.50% to 1.10%     1.20% to 1.60%

    Real Return Portfolio
          2003                         30,621   10.50 to 10.54         $321,957      0.37%    0.50% to 1.10%     8.90% to 9.40%


* The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the portfolio, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income is affected by the timing of the declaration of dividends.

** The Expense Ratio represents the annualized contract expenses of each portfolio within the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.


*** The Total Return is calculated as the change in the unit value of the underlying portfolio, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For newly introduced portfolios, the total return for the first year is calculated as the percentage of change from inception to the end of the period.

                                     PART C



                                OTHER INFORMATION


Item 26. Exhibits


          (a)  Board of Directors Resolutions.

               Resolution of the Board of Directors of Midland National Life establishing the Separate Account A. (3)

          (b)  Custodian Agreements. Not Applicable


          (c)  Underwriting Contracts.

               (1)  Form of Principal Underwriting Agreement. (10)

               (2)  Form of Selling Agreement. (10)

               (3)  Form of Commission schedule. (10)

          (d)  Contracts.


              Form of Policy.   Advisor VUL (11)
                                  Advanced VUL (7)


          (e)  Applications.

               Application Form. (6)

          (f)  Depositor's Certificate of Incorporation and By-Laws.

               (1)  Articles of Incorporation of Midland National Life. (3)

               (2) By-Laws of Midland National Life. (3)

          (g)  Reinsurance Contracts.

               Form of Reinsurance Contract (10)

          (h)  Participation Agreements.

              1.(a) Form of Participation Agreements between Midland National Life Insurance Company and  Fidelity
                    Distributors Corporation/Variable Insurance Products Fund, and Variable Products Fund II.   (2)

                (b) Amendments to Participation Agreements for Fidelity Distributors Corporation/Variable Insurance
                    Products Fund, and Variable Products Fund II.   (2)

                (c) Form of Participation Agreement between Midland National Life Insurance Company and Fidelity
                    Distributors Corporation/Variable Insurance Products Fund III.   (3)

                (d) Form of Participation Agreement between Midland National Life Insurance Company and American Century
                    Investment Services, Inc.   (2)

                (e) Form of Participation Agreement between Midland National Life Insurance Company and Lord Abbett Series
                    Funds, Inc.  (4)

                (f) Amendments to Participation Agreement for Lord Abbett Series Funds, Inc. (5)

                (g) Form of Participation Agreement between Midland National Life Insurance Company and Massachusetts
                    Financial Variable Insurance Trusts.    (4)

                (h) Form of Participation Agreement between Midland National Life Insurance Company and Fred Alger
                    Management, Inc.  (8)

                (i) Amendments to Participation Agreement for Fidelity Distributors Corporation/Variable Insurance
                    Products Fund III.  (8)

                (j) Form of Participation Agreement between Midland National Life Insurance Company and  INVESCO Variable
                    Investment Funds, Inc. (9)

                (k) Form of Participation Agreement between Midland National Life Insurance Company and Van Eck Global
                    Worldwide Insurance Trust (9)

                (l) Form of Participation Agreement between Midland National Life Insurance Company and Pacific Investment
                    Management Company LLC (10)

          (i)  Administrative Contracts. Not Applicable.

          (j)  Other Material Contracts. Not Applicable.

          (k)  Legal Opinion.


              (1) Opinion and Consent of Stephen P. Horvat, Jr. (11)
              (2) Power of Attorney (11)


          (l)  Actuarial Opinion


               Opinion of Randy D. Shaull   (11)

          (m)  Calculation of Illustrations (11)

          (n)  Other Opinions.

              (1) Consent of Sutherland Asbill & Brennan LLP (11)
              (2) Consent of PricewaterhouseCoopers  LLP (11)

          (o)  Omitted Financial Statements. Not Applicable.


          (p)  Initial Capital Agreements. Not Applicable.


          (q) Redeemability Exemption. Memorandum describing Midland National Life's issuance, transfer and redemption procedures for the Policy. (11)

----------------------

(2)    Incorporated herein by reference to Pre-Effective Amendment No. 2 for Form S-6 filed on April 23, 1997 (File No.
       333-1401).
(3)    Incorporated herein by reference to Post Effective Amendment No. 1 for Form S-6  on April 28, 1998 (File No.
       333-14061).
(4)    Incorporated herein by reference to Post Effective Amendment No. 3 for Form S-6 on April 29, 1999 (File No.
       333-14061) .
(5)    Incorporated herein by reference to Pre-Effective Amendment No. 1 for Form S-6 on August 31, 1999 (File No.
       333-80975) .
(6)    Incorporated herein by reference to Post-Effective Amendment No. 4 for Form S-6 on February 17, 2000 (File No.
       333-14061).
(7)    Incorporated herein by reference to Post-Effective Amendment No. 5 for Form S-6 on April 28, 2000 (File No.
       333-14061).
(8)    Incorporated herein by reference to Post-Effective Amendment No. 6 for Form S-6 on February 15, 2001 (File No.
       333-14061).
(9)    Incorporated herein by reference to Post-Effective Amendment No. 1 on April 22, 2002 for Form N-4 (File 333-71800).
(10)   Incorporated herein by reference to Post-Effective Amendment No. 11 on April 29, 2003 for Form N-6 (File 33-14061)
(11)   Filed herewith



Item 27. Directors and Officers of the Depositor


            Name and Principal Business Address*               Position and Offices with Depositor



Steven C. Palmitier......................................     President and Chief Operating Officer - Director
Stephen P. Horvat, Jr***.................................     Senior Vice President, Secretary and General
                                                              Counsel - Director
Donald J. Iverson........................................     Senior Vice President and Corporate Actuary -
                                                              Director

Robert W. Korba..........................................     Member of the Board of Directors
Jon P. Newsome**.........................................     Executive Vice President, Annuity Division

Thomas M. Meyer..........................................     Senior Vice President and Chief Financial Officer
                                                              - Director

Gary J. Gaspar***........................................     Senior Vice President and Chief Information
                                                              Officer

Esfandyar Dinshaw**......................................     Senior Vice President, Annuity Division
Gary W. Helder...........................................     Vice President, Policy Administration
Robert W. Buchanan.......................................     Vice President, New Business
Timothy A. Reuer.........................................     Vice President, Product Development
Robert Tekolste**........................................     Vice President, Annuity Division
Meg J. Taylor***.........................................     Vice President and Chief Compliance Officer
Roger Arnold.............................................     Vice President and Chief Distribution Officer
Helms, Gregory...........................................     2nd Vice President, Policy Administration
Cindy Reed**.............................................     2nd Vice President, Annuity Division
Ron Markaway**...........................................     2nd Vice President, Annuity Division
Michael Yanacheak**......................................     Assistant Vice President, Annuity Division
Lance Larsen**...........................................     Assistant Vice President, Annuity Division


*    Unless noted otherwise, the principal business address for each officer and director is One Midland Plaza, Sioux
     Falls, SD 57193-9991

**   Annuity Division, 4601 Westown Parkway, Suite 300, West Des Moines, IA 50266

***  525 W. Van Buren, Chicago, IL 60607


Item 28. Persons Controlled by or Under Common Control With the Depositor or Registrant
-------

The Depositor, Midland National Life Insurance Company (Midland) is an indirect subsidiary of Sammons Enterprises,
Incorporated (SEI).  The Registrant is a segregated asset account of Midland.  Sammons Enterprises, Incorporated is owned by The Charles A. Sammons 1987 Charitable Remainder Trust Number Two.  Other direct or indirect subsidiaries of Sammons
Enterprises, Incorporated are:

  --------------------------------------------------------- ------------------------- ------------------------

  --------------------------------------------------------                               Percent Of Voting
  Name                                                            Jurisdiction           Securities Owned
  --------------------------------------------------------- ------------------------- ------------------------
  Sammons Communications, Inc.                                      Delaware                   100%

  --------------------------------------------------------- ------------------------- ------------------------
  Sammons Communication of Pennsylvania, Inc.                       Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------

  Consolidated Investment Services, Inc. (CISI)                      Nevada                    100%

  --------------------------------------------------------- ------------------------- ------------------------

  Richmond Holding Company, LLC                                     Delaware                5% by CISI
                                                                                            95% by SEI

  --------------------------------------------------------- ------------------------- ------------------------

  Sammons Financial Group, Inc. (SFG)                               Delaware                   100%

  --------------------------------------------------------- ------------------------- ------------------------
  Midland National Life Insurance Company                             Iowa                     100%
  --------------------------------------------------------- ------------------------- ------------------------

  Institutional Founders Life Insurance Company - voluntarily dissolved 4/1/2003

  --------------------------------------------------------- ------------------------- ------------------------

  North American Company for Life and Health Insurance
  (NACOLAH)                                                         Illinois                   100%

  --------------------------------------------------------- ------------------------- ------------------------
  North American Company for Life & Health Insurance of                                        100%
  New York                                                          New York
  --------------------------------------------------------- ------------------------- ------------------------

  CHC Holding, Inc. - merged into Clarica Life Insurance           Wisconsin                   100%
  Company - U.S. on 4/1/2004

  --------------------------------------------------------- ------------------------- ------------------------

  Clarica Life Insurance Company - U.S. - merged into             North Dakota                 100%
  Midland National Life Insurance Company on 4/1/2004

  --------------------------------------------------------- ------------------------- ------------------------

  WSLIC Marketing Corp. . - merged into Clarica Life              North Dakota                 100%
  Insurance Company - U.S. on 1/1/2004

  --------------------------------------------------------- ------------------------- ------------------------

  CHC Services, Inc. - merged into Clarica Life Insurance          Wisconsin                   100%
  Company on 1/1/2004

  --------------------------------------------------------- ------------------------- ------------------------

  Western States Development Corp. - merged into WSLIC            North Dakota                 100%
  Marketing Corp. on 1/1/2004

  --------------------------------------------------------- ------------------------- ------------------------

  NACOLAH Ventures, L.L.C.                                          Delaware              99% by NACOLAH
                                                                                             1% by SFG

  --------------------------------------------------------- ------------------------- ------------------------
  Parkway Holdings, Inc.                                            Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Parkway Mortgage, Inc.                                            Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  CH Holdings, Inc.                                                 Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Sammons Corporation                                                Texas                     100%
  --------------------------------------------------------- ------------------------- ------------------------
  Otter, Inc.                                                       Oklahoma                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Cathedral Hill Hotel, Inc.                                        Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Sammons Power Development, Inc.                                   Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Gila Bend Power Partners,  L.L.C.                                 Delaware                    50%
  --------------------------------------------------------- ------------------------- ------------------------
  Mountain Valley Spring Company                                    Arkansas                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Water Lines, Inc.                                                 Arkansas                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Sammons Distribution Holdings, Inc.                               Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Sammons VSC, Inc.                                                 Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Vinson Supply (UK) LTD.                                        United Kingdom                 50%
  --------------------------------------------------------- ------------------------- ------------------------

  Mylon C. Jacobs Supply                                            Oklahoma                   100%

  --------------------------------------------------------- ------------------------- ------------------------
  Sammons CTP, Inc.                                               Pennsylvania                 100%
  --------------------------------------------------------- ------------------------- ------------------------
  Sammons VPC, Inc.                                                 Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------

  Tie Investors, LLC                                                 Texas                      75%

  --------------------------------------------------------- ------------------------- ------------------------
  Sammons Distribution, Inc.                                        Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Sammons BW, Inc.                                                  Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  TMIS, Inc.                                                         Texas                     100%
  --------------------------------------------------------- ------------------------- ------------------------
  B-W Mex, Inc.                                                     Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------

  Abastecedora de Services Industriales y Productos S.A.                               99.9% by Sammons BW,
  de C.V.  (ASPI)                                                                              Inc.
                                                                     Mexico              0.01% TMIS, Inc.

  --------------------------------------------------------- ------------------------- ------------------------
  Sealing Specialists of Texas, Inc.                                 Texas                     100%
  --------------------------------------------------------- ------------------------- ------------------------
  Briggs ITD Corp.                                                  Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Briggs Equipment Trust                                            Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Briggs Equipment Mexico, Inc.                                     Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------

  Montecargas Yale de Mexico S. A. de C.V. (YALESA)                                        99% by Briggs
                                                                                          Equipment Trust
                                                                     Mexico           1% by Briggs Equipment
                                                                                           Mexico, Inc.

  --------------------------------------------------------- ------------------------- ------------------------

  Briggs Equipment S.A. de C.V. (BESA)                                                     99% by Briggs
                                                                                          Equipment Trust
                                                                     Mexico           1% by Briggs Equipment
                                                                                           Mexico, Inc.

  --------------------------------------------------------- ------------------------- ------------------------
  Briggs Construction Equipment, Inc.                               Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Crestpark LP, Inc.                                                Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Crestpark Holding, Inc.                                           Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Sammons Venture Properties, Inc.                                  Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Sammons Realty Corporation                                        Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Sammons Legacy Venture GP, Inc.                                   Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Sammons Legacy Venture LP, Inc.                                   Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Sammons Income Properties, Inc.                                   Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Sammons Eiger Venture, Inc.                                       Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  GBH Venture Co. , Inc.                                            Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Grand Bahama Hotel Co.                                            Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Jack Tar Grand Bahama Limited                                     Bahamas                    100%
  --------------------------------------------------------- ------------------------- ------------------------
  The Grove Park Inn Resort, Inc.                                   Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Sammons Tours, Inc.                                               Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Sammons Securities, Inc.                                          Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Sammons Securities Company, LLC.                                  Delaware                    50%
  --------------------------------------------------------- ------------------------- ------------------------
  Herakles Investments, Inc.                                        Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Sponsor Investments, LLC.                                          Texas                      75%
  --------------------------------------------------------- ------------------------- ------------------------

  SG Reliant Investors, LLC                                         Delaware                    80%

  --------------------------------------------------------- ------------------------- ------------------------


Item 29.  Indemnification


          Midland National Life Insurance Company indemnifies actions against all officers, directors, and employees to the full extent permitted by Iowa law. This includes any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative. Such indemnification includes expenses, judgments, fines, and amounts paid in settlement of such actions, suits, or proceedings.


Item 30.  Principal Underwriter


          (a) Other Activity. In addition to Midland National Life Separate Account A, Sammons Securities Company LLC, the principal underwriter of the Registrant, is also the principal underwriter for variable annuity contracts issued through Midland National Life Separate Account C and variable annuity contracts issued through North American Separate Account VAI.

          (b) Management. The directors and principal officers of Sammons Securities Company LLC are as follows:

                 --------------------------------------------- -------------------------------------
                 Name and Principal                            Positions and Offices
                                                               with
                 Business Address*                             Sammons Securities Corporation
                 --------------------------------------------- -------------------------------------
                 Steve Palmitier                               President
                 One Midland Plaza,
                 Sioux Falls, SD 57193-9991
                 --------------------------------------------- -------------------------------------
                 Jerome S. Rydell                              Chairman
                 --------------------------------------------- -------------------------------------
                 Michael Masterson                             Vice Chairman
                 525 West Van Buren
                 Chicago, IL  60607
                 --------------------------------------------- -------------------------------------
                 Michael J. Brooks                             Vice-President
                 --------------------------------------------- -------------------------------------

                 Roger W. Arnold                               Vice President
                 One Midland Plaza,
                 Sioux Falls, SD 57193-9991

                 --------------------------------------------- -------------------------------------

                 Lisa S. Hoyne                                 Vice President
                 One Midland Plaza,
                 Sioux Falls, SD 57193-9991

                 --------------------------------------------- -------------------------------------

                 Brandon D. Rydell                             Vice President

                 --------------------------------------------- -------------------------------------

          * Unless otherwise indicated, the address of each executive officer of Sammons Securities Company LLC is:  4261
          Park Road,  Ann Arbor  MI  48103

(c)  Compensation From the Registrant.  The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant with respect to the policies during the Registrant's last fiscal year:


         (1)                      (2)                     (3)                     (4)                    (5)
  Name of Principal        Net Underwriting
     Underwriter             Discounts and          Compensation on      Brokerage Commissions          Other
                              Commissions              Redemption                                   Compensation
  -----------------         ---------------          -------------       ---------------------      -------------
  Sammons Securities          $11,414,872                 None                    N/A                  $83,785
     Company, LLC

Item 31.   Location of Accounts and Records


The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Midland National Life Insurance Company at One Midland Plaza Sioux Falls, SD 57193 and Sammons Financial Group, 525 W. Van Buren, Chicago, IL 60607.


Item 32.   Management Services


All management contracts are discussed in Part A or Part B.

Item 34.   Fee Representation

Midland National Life Insurance Company represents that the aggregate charges under the Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Midland National Life Insurance Company.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, Midland National Life Separate Account A, certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule
485(b) under the Securities Act of 1933 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in Chicago, Illinois this 28th day of April, 2004.


                                                                  MIDLAND NATIONAL LIFE
                                                                     SEPARATE ACCOUNT A (REGISTRANT)

Attest:  /s/ *                                                    By:     /s/*
        -------------------------------------------------------        --------------------------------

                                                                           MICHAEL M. MASTERSON
                                                                              Chairman of the Board

                                                                  By:  MIDLAND NATIONAL LIFE
                                                                       INSURANCE COMPANY (DEPOSITOR)


Attest:  /s/ *                                                    By:     /s/*
        -------------------------------------------------------       ----------------------------------
                                                                           MICHAEL M. MASTERSON
                                                                             Chairman of the Board


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on January 22, 2004.

                      Signatures                                        Title

/s/  *                                                 Chairman of the Board of Directors,
---------------------------------------------------        Director, Chief Executive Officer
      MICHAEL M. MASTERSON                                    (Principal Executive Officer)



/s/  *                                                 Director, Senior Vice President,
---------------------------------------------------       Chief Financial Officer (Principal Financial Officer)
      THOMAS M. MEYER



/s/  *                                                 Senior Vice President, Director
---------------------------------------------------
      JOHN J. CRAIG, II

/s/  *                                                 Director, President and Chief Operating Officer
---------------------------------------------------
      STEVEN C. PALMITIER

/s/  *                                                 Director, Senior Vice President,
---------------------------------------------------        Corporate Actuary
      DONALD J. IVERSON

/s/  *                                                 Director, Senior Vice President-Legal
----------------------------------------------------
      STEPHEN P. HORVAT, JR.

/s/  *                                                 Director, Chief Executive Officer, President
---------------------------------------------------         of Sammons
      ROBERT W. KORBA



                                                              4-28-04
*By:  /s/_______________________________________       Date: ___________
                    Therese Michels
                   Attorney-in-Fact
             Pursuant to Power of Attorney


                           Registration No. 333-58300


                         POST EFFECTIVE AMENDMENT NO. 7



--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


--------------------------------------------------------------------------------



                                    EXHIBITS

                                       TO

                                    FORM N-6

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       FOR

                    MIDLAND NATIONAL LIFE SEPARATE ACCOUNT A

                                       AND

                     MIDLAND NATIONAL LIFE INSURANCE COMPANY



--------------------------------------------------------------------------------

                                  Exhibit Index

--------------------------- ----------------------------------------------------
Item                        Exhibit
--------------------------- ----------------------------------------------------

26(d)                       Form of Policy

--------------------------- ----------------------------------------------------

26(k)                       Opinion and Consent - Stephen Horvat
                            Power of Attorney

--------------------------- ----------------------------------------------------

26(l)                       Actuarial Consent - Randy D. Shaull

--------------------------- ----------------------------------------------------

26(m)                       Illustrations Calculations

--------------------------- ----------------------------------------------------

26(n)                       Other Opinions - Legal Consent
                            Other Opinions - Auditors Consent

--------------------------- ----------------------------------------------------

 26(q)                      Redeemability Exemption

--------------------------- ----------------------------------------------------

26(d) Form of Policy Advisor VUL

                     MIDLAND NATIONAL LIFE INSURANCE COMPANY
                                 A Stock Company

               Principal Office: 4601 Westown Parkway, Suite 300,
                    West Des Moines, IA 50266 (515) 440-5500

    Executive Office: One Midland Plaza, Sioux Falls, SD 57193 (800) 923-3223

In this Policy, Midland National Life Insurance Company is referred to as "We", "Us", "Our", or the "Company". "You" and "Your" refer to the Owner.

This is a legal contract between You and Us.  Read it carefully.

We agree to pay to the Beneficiary the Policy Proceeds upon the Insured's death prior to the Maturity Date while this Policy is in force. Payment will be made upon receipt at Our Executive Office of due proof of the Insured's death. If the Insured is living on the Maturity Date and the Maturity Date is not extended, the Net Cash Surrender Value will be paid to You. This agreement is subject to the terms of this Policy.

CONSIDERATION - This Policy is issued in consideration of any application(s) and payment of the first premium.

RIGHT TO EXAMINE POLICY - It is important to Us that You are satisfied with this Policy and that it meets Your insurance goals. Read it carefully. If You are not satisfied with it You may return it to Our Executive Office or to Your agent. This must be done by the later of the 10th day after You receive it or the 45th day after Part 1 of the application was signed. We will then void it as of the Policy Date as though it was never issued and we will refund the Policy Fund plus the sum of all charges deducted from Your premiums, the Policy Fund and the Investment Divisions.




     /s/  Steven C. Palmitier                     /s/  Stephen P. Horvat, Jr.
              President                                     Secretary






                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


                            ADJUSTABLE DEATH BENEFIT

           DEATH BENEFIT AND POLICY VALUES WILL REFLECT THE INVESTMENT
            EXPERIENCE OF OUR SEPARATE ACCOUNT, WHICH MAY INCREASE OR
              DECREASE, AND INTEREST EARNED IN THE GENERAL ACCOUNT

                INSURANCE PAYABLE UPON DEATH BEFORE MATURITY DATE
                      PREMIUMS PAYABLE TO INSURED'S AGE 100





                 NON PARTICIPATING - NOT ELIGIBLE FOR DIVIDENDS

Guide to Policy Provisions

Section






Face Page         Right to Examine Policy
Schedules         Schedule of Policy Benefits
                  Policy Charges
                  Table of Surrender Charges
                  Table of Guaranteed Monthly Cost of Insurance Rates

1                 Definitions

2                 Policy Proceeds
2.1                   Payment of Proceeds
2.11                  Proceeds Payable
2.2                   Death Benefit
2.3               Corridor Percentage
3                 General Provisions
3.1                   Contract
3.11                       Entire Contract
3.12                       Changes to Policy
3.13                       Incontestability
3.14                       Suicide
3.15                       Misstatement of Age or Sex
3.16                       Non-Participating
3.2                   Ownership and Beneficiary
3.21                       Owner's Rights
3.22                       Change of Owner and Contingent Owner
3.23                       Assignment
3.24                       Beneficiary
3.25                       Change of Beneficiary
3.26                       Beneficiary Death in Common Disaster
3.27                       Right to Request this Policy
3.28                       Postponement of Payments
3.29                       Termination of the Policy


4                 Premiums
4.1                   Payment of Premiums
4.2                   Maximum Premium Limits
4.3                   No Lapse Guarantee Period
4.4                   No Lapse Guarantee Premium Requirement
4.5                   Continuation of Insurance
4.6                   Grace Period
4.7                   Additional Required Premium
4.8                   Reinstatement

5                 Right to Change the Death Benefit
5.1                   Changes in Specified Amount
5.2                   Changes in Death Benefit Option

                  Our Investment Options
6.1                   The Separate Account
6.2                   Initial Allocation
6.3                   Allocations
6.4                   Transfers
6.5                   Account Investments
6.6                   Change in Investment Policy
6.7                   Change of Fund

7                 Policy Values
7.1                   The Value of Your Policy Fund
7.2                   Your Value in Our General Account
7.3               Your Value in Our Separate Account
7.4                   Accumulation Units
7.5                   Accumulation Unit Value
7.6                   Net Investment Factor
7.7                   Cash Surrender Value
7.8                   Charges Against the Investment Division
7.9                   Monthly Deduction
7.10              Waiver of Surrender Charge
7.11              Cost of Insurance
7.12                  Cost of Insurance Rates
7.13                  Declared Rates & Charges
7.14                  Surrender Charge
7.15              Withdrawal of Cash Surrender Value
7.16                  Withdrawal Charge

8                 Annual Report of Policy Status

9                 Policy Loans
9.1                   Loan Requirements
9.2                   Loan Value
9.3                   Interest on Policy Loans
9.4                   Policy Loan Interest Rate
9.5                   Zero Cost Loans
9.6                   Policy Debt
9.7                   Loan and Repayment
9.8                   Excess Policy Debt

10                Maturity Date

Copies of all applications and any Riders are attached.


                                                SCHEDULE OF POLICY BENEFITS



OWNER:                        [Mary Doe]                          POLICY NUMBER:                                   [12345678910]

INSURED:                      [John Doe]                          POLICY DATE:                                        [1/1/2003]

SEX:                          [Male ]                             ISSUE AGE:                                                [35]

PLANNED PERIODIC PREMIUM:   [$1,174.50 annually]                  SPECIFIED AMOUNT:                                   [$150,000]

NO LAPSE GUARANTEE PREMIUM:   [$45.88 monthly]                    PREMIUM CLASS:                          [Preferred Non-Smoker]

NO LAPSE GUARANTEE PERIOD:  [Ends  1/1/2013]                      MINIMUM TRANSFER AMOUNT:                                [$500]

BENEFICIARY:        As specified in the Application unless        MAXIMUM TRANSFER CHARGE:                                 [$25]
changed as provided in this Policy

DEATH BENFIT OPTION:  [1]     MINIMUM FREE TRANSFERS:             [12] each Policy Year

MINIMUM SPECIFIED AMOUNT:  [$50,000100,000]                       MINIMUM WITHDRAWAL AMOUNT:  [$500]

MINIMUM INCREASE AMOUNT:  [$25,000]                               MAXIMUM WITHDRAWAL CHARGE:  [Lesser of $25 or 2% of
                                                                                                amount withdrawn]
WAIVER OF SURRENDER CHARGE PREMIUM: [$0]
DEATH BENEFIT QUALIFICATION TEST: [GUIDELINE PREMIUM TEST]
 (this election is irrevocable for the life of the Policy)

MINIMUM GUARANTEED INTEREST RATE ON THE GENERAL ACCOUNT:  3.5% per year

MAXIMUM POLICY LOAN INTEREST RATE:  8% per year

FIRST POLICY YEAR FOR ZERO COST LOANS:  [6TH]

POLICY CHARGES:

       Expense Amount - The maximum Expense Amount is $710 per month.

       Mortality  and  Expense  Charge - The  maximum  Mortality  and  Expense  Charge is a daily  charge  of  [0.0038091%]
                                                equivalent to an effective annual rate of 1.40%

       Waiver of Surrender Charge Monthly Rate: [$0]

       Waiver of Surrender Charge Period Ends: [1/1/2018]

BASIS OF VALUES:   1980 CSO, Sex Distinct, Smoker Distinct, Age Last Birthday Mortality Table.

DESCRIPTION OF BASE POLICY                                                 MATURITY DATE

   FLEXIBLE PREMIUM VARIABLE
   LIFE INSURANCE                                                          [1/1/2068]


It is possible that coverage will lapse prior to the Maturity Date shown if no additional premiums are paid following payment of the first year's premium, or subsequent premiums paid are insufficient to continue coverage to such date.


TABLE OF SURRENDER CHARGES


                       (per thousand of Specified Amount)


                   Surrender                                         Surrender
Policy             Charge                    Policy                  Charge
Year               Factor                     Year                   Factor

1                  $[8.13                     11                      $[3.87
2                  $8.13                      12                      $3.26
3                  $8.13                      13                      $2.44
4                  $7.73                      14                      $1.63
5                  $7.32                      15                      $0.82
6                  $6.92                      16+                     $0.00]
7                  $6.31
8                  $5.70
9                  $5.09
10                 $4.48]]



                            CORRIDOR PERCENTAGE TABLE

   Insured's                                  Insured's
  Policy Age              Percentage         Policy Age             Percentage

     0-40                   250%                 60                    130%
       41                   243%                 61                    128%
       42                   236%                 62                    126%
       43                   229%                 63                    124%
       44                   222%                 64                    122%
       45                   215%                 65                    120%
       46                   209%                 66                    119%
       47                   203%                 67                    118%
       48                   197%                 68                    117%
       49                   191%                 69                    116%
       50                   185%                 70                    115%
       51                   178%                 71                    113%
       52                   171%                 72                    111%
       53                   164%                 73                    109%
       54                   157%                 74                    107%
       55                   150%                 75 - 90               105%
       56                   146%                 91                    104%
       57                   142%                 92                    103%
       58                   138%                 93                    102%
       59                   134%                 94                    101%
                                                 95+                   100%


                                    TABLE OF GUARANTEED MONTHLY COST OF INSURANCE RATES
                             As described in the Cost of Insurance Rate provision of Section 7

                                  Male                                                     Female

     Policy           Preferred                      PR. Smoker               Preferred                        PR. Smoker
        Age           PR. Plus       Non Smoker        Smoker                 PR. Plus         Non Smoker        Smoker
        ---          --------        ----------        ------                 --------         ----------        ------
         0              N/A            0.22             N/A     *                 N/A            0.16             N/A
         1              N/A            0.09             N/A     *                 N/A            0.07             N/A
         2              N/A            0.08             N/A     *                 N/A            0.07             N/A
         3              N/A            0.08             N/A     *                 N/A            0.07             N/A
         4              N/A            0.08             N/A     *                 N/A            0.06             N/A
         5              N/A            0.07             N/A     *                 N/A            0.06             N/A
         6              N/A            0.07             N/A     *                 N/A            0.06             N/A
         7              N/A            0.07             N/A     *                 N/A            0.06             N/A
         8              N/A            0.06             N/A     *                 N/A            0.06             N/A
         9              N/A            0.06             N/A     *                 N/A            0.06             N/A
        10              N/A            0.06             N/A     *                 N/A            0.06             N/A
        11              N/A            0.07             N/A     *                 N/A            0.06             N/A
        12              N/A            0.08             N/A     *                 N/A            0.06             N/A
        13              N/A            0.09             N/A     *                 N/A            0.06             N/A
        14              N/A            0.10             N/A     *                 N/A            0.07             N/A
        15              N/A            0.11            0.15     *                 N/A            0.07            0.08
        16              N/A            0.12            0.16     *                 N/A            0.08            0.08
        17              N/A            0.13            0.18     *                 N/A            0.08            0.09
        18              N/A            0.14            0.18     *                 N/A            0.08            0.09
        19              N/A            0.14            0.19     *                 N/A            0.08            0.10
        20             0.14            0.14            0.19     *                0.08            0.08            0.10
        21             0.14            0.14            0.19     *                0.09            0.09            0.10
        22             0.14            0.14            0.19     *                0.09            0.09            0.10
        23             0.13            0.13            0.19     *                0.09            0.09            0.10
        24             0.13            0.13            0.18     *                0.09            0.09            0.11
        25             0.13            0.13            0.18     *                0.09            0.09            0.11
        26             0.12            0.12            0.17     *                0.09            0.09            0.11
        27             0.12            0.12            0.17     *                0.10            0.10            0.12
        28             0.12            0.12            0.17     *                0.10            0.10            0.12
        29             0.12            0.12            0.17     *                0.10            0.10            0.13
        30             0.12            0.12            0.18     *                0.10            0.10            0.13
        31             0.12            0.12            0.18     *                0.11            0.11            0.14
        32             0.13            0.13            0.19     *                0.11            0.11            0.14
        33             0.13            0.13            0.20     *                0.12            0.12            0.15
        34             0.14            0.14            0.21     *                0.12            0.12            0.16
        35             0.14            0.14            0.23     *                0.13            0.13            0.17
        36             0.15            0.15            0.24     *                0.13            0.13            0.18
        37             0.16            0.16            0.26     *                0.14            0.14            0.20
        38             0.17            0.17            0.29     *                0.16            0.16            0.22
        39             0.18            0.18            0.31     *                0.17            0.17            0.24
        40             0.20            0.20            0.35     *                0.18            0.18            0.26
        41             0.21            0.21            0.38     *                0.20            0.20            0.29
        42             0.23            0.23            0.42     *                0.21            0.21            0.32
        43             0.25            0.25            0.46     *                0.23            0.23            0.34
        44             0.27            0.27            0.50     *                0.24            0.24            0.37
        45             0.29            0.29            0.55     *                0.26            0.26            0.40
        46             0.31            0.31            0.60     *                0.28            0.28            0.43
        47             0.34            0.34            0.65     *                0.29            0.29            0.46
        48             0.36            0.36            0.71     *                0.31            0.31            0.49
        49             0.39            0.39            0.77     *                0.34            0.34            0.53
        50             0.43            0.43            0.84     *                0.36            0.36            0.57








                                           TABLE OF GUARANTEED MONTHLY COST OF INSURANCE RATES
                                    As described in the Cost of Insurance Rate provision of Section 7

                                  Male                                                     Female

       Policy        Preferred                       PR. Smoker               Preferred                        PR. Smoker
         Age          PR. Plus       Non Smoker        Smoker                 PR. Plus         Non Smoker        Smoker
         ---          --------       ----------        ------                 --------         ----------        ------
         51             0.47            0.47            0.92     *                0.39            0.39            0.61
         52             0.51            0.51            1.00     *                0.42            0.42            0.65
         53             0.57            0.57            1.10     *                0.46            0.46            0.71
         54             0.62            0.62            1.21     *                0.49            0.49            0.76
         55             0.69            0.69            1.33     *                0.53            0.53            0.81
         56             0.76            0.76            1.46     *                0.57            0.57            0.87
         57             0.83            0.83            1.59     *                0.61            0.61            0.92
         58             0.92            0.92            1.73     *                0.65            0.65            0.97
         59             1.01            1.01            1.87     *                0.69            0.69            1.02
         60             1.11            1.11            2.04     *                0.74            0.74            1.08
         61             1.23            1.23            2.23     *                0.80            0.80            1.16
         62             1.37            1.37            2.44     *                0.88            0.88            1.27
         63             1.52            1.52            2.68     *                0.97            0.97            1.39
         64             1.69            1.69            2.94     *                1.08            1.08            1.53
         65             1.87            1.87            3.21     *                1.20            1.20            1.68
         66             2.08            2.08            3.51     *                1.32            1.32            1.82
         67             2.29            2.29            3.81     *                1.44            1.44            1.97
         68             2.53            2.53            4.12     *                1.57            1.57            2.12
         69             2.79            2.79            4.47     *                1.71            1.71            2.28
         70             3.09            3.09            4.85     *                1.87            1.87            2.46
         71             3.43            3.43            5.29     *                2.08            2.08            2.70
         72             3.83            3.83            5.78     *                2.33            2.33            3.00
         73             4.27            4.27            6.33     *                2.63            2.63            3.35
         74             4.77            4.77            6.93     *                2.98            2.98            3.75
         75             5.31            5.31            7.58     *                3.36            3.36            4.20
         76             5.87            5.87            8.25     *                3.79            3.79            4.67
         77             6.47            6.47            8.93     *                4.24            4.24            5.17
         78             7.10            7.10            9.62     *                4.74            4.74            5.69
         79             7.78            7.78           10.34     *                5.29            5.29            6.27
         80             8.55            8.55           11.13     *                5.92            5.92            6.92
         81             9.41            9.41           12.01     *                6.66            6.66            7.67
         82            10.39           10.39           12.99     *                7.51            7.51            8.52
         83            11.49           11.49           14.06     *                8.48            8.48            9.52
         84            12.70           12.70           15.19     *                9.56            9.56           10.61
         85            13.98           13.98           16.35     *               10.74           10.74           11.79
         86            15.33           15.33           17.49     *               12.03           12.03           13.04
         87            16.72           16.72           18.68     *               13.41           13.41           14.36
         88            18.15           18.15           19.94     *               14.90           14.90           15.76
         89            19.65           19.65           21.21     *               16.52           16.52           17.23
         90            21.23           21.23           22.51     *               18.27           18.27           18.89
         91            22.95           22.95           23.88     *               20.22           20.22           20.72
         92            24.87           24.87           25.50     *               22.45           22.45           22.79
         93            27.20           27.20           27.62     *               25.15           25.15           25.28
         94            30.43           30.43           30.60     *               28.74           28.74           28.74
         95            35.49           35.49           35.49     *               34.16           34.16           34.16
         96            44.52           44.52           44.52     *               43.54           43.54           43.54
         97            62.83           62.83           62.83     *               62.19           62.19           62.19
         98            83.33           83.33           83.33     *               83.33           83.33           83.33
         99            83.33           83.33           83.33     *               83.33           83.33           83.33


              ADDITIONAL BENEFITS PROVIDED BY ENDORSEMENT OR RIDER


DESCRIPTION OF                 YEARS PAYABLE/      BENEFIT UNITS    ANNUAL
ADDITIONAL POLICY BENEFITS     EXPIRY DATE         OR AMOUNT        PREMIUM

INQUIRIES REGARDING YOUR POLICY SHOULD BE DIRECTED TO YOUR AGENT, OR, IF HE OR SHE IS NOT AVAILABLE, TO OUR EXECUTIVE OFFICE AT THE FOLLOWING ADDRESS:

                     MIDLAND NATIONAL LIFE INSURANCE COMPANY
                            ATTN: POLICYOWNER SERVICE
                                ONE MIDLAND PLAZA
                              SIOUX FALLS, SD 57193

                             SECTION 1: DEFINITIONS

The following are key words used in this Policy. They are important in describing both Your rights and Ours. When they are used, they are capitalized. As You read Your Policy, refer back to these definitions.

Assign - means to transfer Your rights as the Owner of this Policy to another person. If You transfer all of Your rights irrevocably, the Assignment is absolute. If You transfer all or some of Your rights as the Owner of this Policy as security for a loan, but on the condition that they return to You once the debt is paid, then the Assignment is collateral. Details are in Section 3.23.

Beneficiary - is the recipient of the Policy Proceeds at the Insured's death. Details are in Section 3.24.

Business Day - is a day when the New York Stock Exchange is open for business.

Cash Surrender Value - is the Policy Fund less any Surrender Charge.

Contingent Beneficiary - if any, will become the Beneficiary if the named Beneficiary dies before the Insured. In the event of Joint Beneficiaries, the Contingent Beneficiary will become the Beneficiary if both Joint Beneficiaries die before the Insured.

Contingent Owner - if any, will become the Owner if the named Owner dies before the Insured. In the event of Joint Owners the Contingent Owner will become the Owner if both named Joint Owners die before the Insured.

Contract - is this Policy, including any Supplemental Benefit, schedules, the attached written application for this Policy, and any attached supplemental written application(s).

Contract Date - is the same as the Policy Date.

Endorsement or Rider - is a form which amends this Policy or which provides additional benefits. When an Endorsement or Rider is attached to this Policy it is a part of this Policy and is subject to all the terms of this Policy unless We state otherwise in the Endorsement or Rider.

Executive Office - is Our office at One Midland Plaza, Sioux Falls, SD 57193.

  Funds - means the Funds We identify in the prospectus and the application. The Funds are registered with the SEC under the Investment Company Act of 1940 as open-end diversified management investment companies. The Funds have several portfolios. There is a portfolio that corresponds to each of the Investment Divisions of Our Separate Account.

Insured - is the person whose life is covered under this Policy. The Insured is shown on the Schedule of Policy Benefits.

Irrevocable Beneficiary - is a Beneficiary named by You as irrevocable, whose written consent is necessary for You to exercise any right specified in this Policy.

Issue Age- is shown on the Schedule of Policy Benefits.

Maturity Date - is the date coverage under this Policy terminates and the Policy's Net Cash Surrender Value, if any, becomes payable to You in lieu of the Policy Proceeds, provided this Policy is then in force and the Insured is alive. The Maturity Date is shown in the Schedule of Policy Benefits. This date may be extended. If it is extended, the Net Cash Surrender Value will not be paid out on the Maturity Date. See Section 10 for details.

Monthly Anniversary - is the day of the month that has the same date as the Policy Date.

Net Cash Surrender Value - is the Cash Surrender Value less any Policy Debt.

Net Premium - is the portion of each premium paid that We will add to the Policy Fund. It is equal to the premium paid.

Owner - is the person who may exercise the rights listed in Section 3.21.

Page One - when used in any attached Endorsement or Rider, refers to the Schedule of Policy Benefits in this Policy.

Policy Age - is the Insured's Issue Age on the Policy Date plus the number of completed Policy Years.

Policy Anniversary - (or Contract Anniversary when used in any attached Endorsement or Rider) is the same day and month as the Policy Date for each year this Policy is in force.

Policy Date - (or Contract Date when used in any attached Endorsement or Rider) is the date on which this Policy is issued and the insurance coverage becomes effective.

Policy Months and Policy Years - refer to the months and years during which this Policy is in force. Policy Months and Policy Years are measured from the Policy Date.

Record Date - is the date this Policy is recorded on Our books as an in force Policy.

Supplemental Benefit - is a benefit provided by an Endorsement or Rider and is in addition to the other benefits of this Policy.

Valuation Period - is the time beginning at the close of the New York Stock Exchange on one Business Day and ending at the close of the New York Stock Exchange on the next Business Day.

Written Notice - means a written form satisfactory to Us and received by Us at Our Executive Office.

                           SECTION 2: POLICY PROCEEDS

2.1 PAYMENT OF PROCEEDS - Proceeds are payable on the earliest of: (1) the Maturity Date; (2) the surrender date of the policy; or (3) the death of the Insured. The proceeds payable on the date of death of any other person insured by Endorsement or Rider will be as provided in the Endorsement or Rider.

2.11 PROCEEDS PAYABLE - If the Insured dies while this Policy is in force, upon receipt of proof of the Insured's death acceptable to Us, We will pay the Proceeds to the Beneficiary within the period required by the state or jurisdiction in which this policy is delivered. Such period begins when we receive proof of the Insured's death acceptable to Us at Our Executive Office. Proceeds payable at the Insured's death are equal to:

              1.     The amount of the Death Benefit; plus

              2. Any Supplemental Benefit providing proceeds which are payable on the Insured's death; less

              3.     Any Policy Debt; and less

              4.     Any Additional Required Premium.

              Proceeds will be paid in one lump sum, unless the Beneficiary requests otherwise and such request is agreed to by Us. We will pay interest from the date of the Insured's death until the date when proceeds are paid in a single sum. Interest will be at an annual interest rate determined by Us, but not less than the rate required by the state in which this Policy is delivered.

              The Policy Proceeds will be exempt from the claims of creditors and from legal process to the extent the law permits.

       If this Policy is surrendered, or if this policy reaches the Maturity Date, We will pay the Net Cash Surrender Value on such date.

2.2 DEATH BENEFIT - The Death Benefit Option You have chosen is shown in the Schedule of Policy Benefits. Under Death Benefit Option 1, the Death Benefit is the greater of:

          1.   The Specified Amount; or

          2.   The Policy Fund multiplied by the Corridor Percentage.

         Under Death Benefit Option 2, the Death Benefit is the greater of:

          1.   The Specified Amount plus the Policy Fund; or

          2.   The Policy Fund multiplied by the Corridor Percentage.

2.3 CORRIDOR PERCENTAGE - The Corridor Percentage Table is shown in the Schedule of Policy Benefits. The Corridor Percentage is found in this table and changes on each Policy Anniversary. The Corridor Percentage depends upon the Policy Age of the Insured. This coverage is intended to qualify as life insurance under the Internal Revenue Code of 1986, as amended. The Corridor Percentages are subject to change if required to continue to qualify as life insurance.


SECTION 3: GENERAL PROVISIONS



3.1      CONTRACT

3.11 ENTIRE CONTRACT - The entire Contract between You and Us consists of this Policy, including any Supplemental Benefit, any attached schedules, the attached written application for this Policy, and any attached supplemental written application(s). Each statement made in any such written application is deemed a representation and not a warranty. We will not use any statement made by the Insured, or on his behalf, to challenge a claim under this Policy unless it is contained in a written application and attached to this Policy.

         Any Supplemental Benefit attached to this Policy is a part of this Policy and is subject to its terms unless We state otherwise in the Supplemental Benefit.

3.12 CHANGES TO POLICY - No one has the right to change any part of this Policy or to waive any of its provisions unless the change is approved in writing on this Policy by Our President, one of our Vice Presidents or Secretary.

3.11 INCONTESTABILITY - Except for provisions granting disability benefits or accidental death benefits, We cannot contest this Policy or any Supplemental Benefit, except for non-payment of premiums, after it has been in force during the Insured's lifetime for 2 years from the Policy Date or, if reinstated, for 2 years from the date of reinstatement.

         An increase in coverage effective after the Policy Date, shall be incontestable only after such increase has been in force during the Insured's lifetime for two years from its effective date.

         Increases and reinstatements may be contested only with respect to material misstatements made in the application for the increase or reinstatement.

3.12 SUICIDE - If the Insured commits suicide, while sane or insane, within 2 years (one year if issued in Colorado or North Dakota) from the Policy Date, Our liability is limited to an amount equal to the total premiums paid, less any Policy Debt and partial withdrawals. We will pay this amount to the Beneficiary in one lump sum.

         If the Insured commits suicide, while sane or insane, within 2 years (one year if issued in Colorado or North Dakota) from the effective date of any increase in coverage, Our liability with respect to such increase is limited to the Cost of Insurance made for such increase.

3.15 MISSTATEMENT OF AGE OR SEX - If the age or sex of the Insured has been misstated, We will adjust the Death Benefit to the amount which the most recent Cost of Insurance would have purchased at the correct age and sex. For any benefits payable under a Rider, We will adjust the Rider benefits to the amount that the most recent Rider Charge would have purchased at the correct age and sex.

3.16 NON-PARTICIPATING - This Policy does not share in Our profits or surplus.

3.2      OWNERSHIP AND BENEFICIARY

3.21     OWNER'S RIGHTS - Without any Beneficiary's consent, You may:

               1.   Transfer ownership of Your Policy by absolute Assignment;

               2.   Designate, change or revoke a Contingent Owner; or

               3. Change any revocable Beneficiary during the Insured's lifetime.

         With each irrevocable Beneficiary's consent, You may:

               1. Change the irrevocable Beneficiary during the Insured's lifetime;

               2. Receive any benefit, exercise any right, and use any privilege granted by Your Policy allowed by Us; or

               3.   Agree with Us to any change or amendment of Your Policy.


         If You die while the Insured is alive, the Contingent Owner, if any, will become the Owner. If there is no Contingent Owner, ownership will pass to Your estate.

3.22 CHANGE OF OWNER OR CONTINGENT OWNER - On the Policy Date the Owner and any Contingent Owner are as designated in the application. You may change the Owner by absolute Assignment as stated in Section 3.23. You may designate, change, or revoke a Contingent Owner while the Insured is alive. We must receive Written Notice informing Us of the designation, change, or revocation. Upon receipt, a designation, change, or revocation takes effect as of the date the Written Notice was signed. However, We are not liable for any actions taken by Us, including payments made, before We record the Written Notice.

3.23 ASSIGNMENT - You may Assign this Policy. We are bound by an Assignment only if We receive the original Assignment, or a certified copy, at Our Executive Office and it is recorded by Us. We are not liable for any payment made by Us before We record the Assignment. We take no responsibility for the validity of any Assignment.

         You may revoke any Assignment prior to its effective date provided We receive Written Notice of revocation before the Assignment is recorded by Us.

         An Assignment will not change or revoke the Beneficiary designation in effect at the time the Assignment is made. If an Assignment is absolute, Your rights and privileges, including any right to change the Beneficiary, vest in the Assignee. If any Assignment is collateral, the collateral Assignee has priority over the interest of any revocable Beneficiary or revocable payee.

3.24 BENEFICIARY - On the Policy Date, the Beneficiary is as stated in the application. If no Beneficiary is designated in the application, You are the Beneficiary. A Beneficiary is revocable unless otherwise stated in the Beneficiary Designation. If no primary Beneficiary is living at the time of the Insured's death, the proceeds are payable to the Contingent Beneficiary, if any. If no Beneficiary is living at the time of the Insured's death, such interest vests in You.

3.25 CHANGE OF BENEFICIARY - You may change a revocable Beneficiary. We must receive Written Notice informing Us of the change. Upon receipt, a change takes effect as of the date the Written Notice was signed. However, We are not liable for any payment made by Us before We record the Written Notice.

3.26 BENEFICIARY DEATH IN COMMON DISASTER - If any Beneficiary dies with the Insured in a common disaster, benefits will be paid as if the Beneficiary predeceased the Insured unless it is proved otherwise to Our satisfaction.

3.27 RIGHT TO REQUEST THIS POLICY - If You request a change that would cause the information on the Schedule of Policy Benefits, the application or any supplemental application to be incorrect, We reserve the right to require that this Policy be returned to Us so that the appropriate changes can be made.

3.28 POSTPONEMENT OF PAYMENTS - Payments from the Separate Account may be postponed if

               1. The New York Stock Exchange is closed or trading on the Exchange is restricted as determined by the Securities and Exchange Commission ("SEC"); or

               2. The SEC determines that an emergency exists that would make the disposal of securities held in the Separate Account or determination of their value not reasonably practicable.

3.29 TERMINATION OF POLICY- All benefits provided by this Policy will cease if:

               1.   You request that this Policy be terminated; or

               2. The Insured dies. (If Riders are attached to this Policy, Rider forms may provide for continuation of Rider benefits.); or

               3.   This Policy matures; or

               4. The Policy reaches the end of the Grace Period without payment of the Additional Required Premium; or

               5.   You withdraw all of the Net Cash Surrender Value.

                               SECTION 4: PREMIUMS

4.1 PAYMENT OF PREMIUMS - The first premium is due on the Policy Date and may be paid to Our authorized agent or to Us at Our Executive Office. Each premium, other than the first, must be paid to Us at Our Executive Office on or before its premium due date. A premium may be any amount over $50 subject to the Maximum Premium Limits.

       You may pay premiums at any time. We will send premium notices to You annually, semi-annually, or quarterly. You may also pay premiums using a monthly automatic payment plan. You may ask Us to change the amount or frequency of the premiums as long as the amount does not violate the Maximum Premium Limits. Premiums must be paid to Us at Our Executive Office. A premium receipt signed by one of Our officers will be furnished upon request.

       Any premium received when there is a Policy Loan will be used to repay the loan. If You wish to apply any payments to premiums rather than repaying the Policy Loan, you must give Written Notice.

       We reserve the right to refuse additional premiums when the Death Benefit is equal to the Policy Fund times the corridor percentage.

4.2 MAXIMUM PREMIUM LIMITS - Federal law limits the premiums that can be paid if this Policy is to qualify as life insurance for tax purposes. We will not accept a premium that would cause this limit to be violated. If We accept a premium in error, We will refund it as soon as the error is discovered.

       If a Policy Change is executed which causes this Policy to exceed the maximum premium limits allowed by Federal law, We will refund the excess premium when the total premiums paid exceed the maximum allowed by Federal Law.

       We will accept any premium needed to keep this Policy in force.

4.3 NO LAPSE GUARANTEE PERIOD - The No Lapse Guarantee Period ends on the date shown in the Schedule of Policy Benefits. Regardless of the amount of Net Cash Surrender Value, this Policy is guaranteed to remain in force during the No Lapse Guarantee Period if the sum of the premiums paid, less any Policy Debt and any withdrawals, is equal to or greater than the No Lapse Guarantee Premium Requirement on each Monthly Anniversary.

       During the No Lapse Guarantee Period, the Policy Fund may have a negative balance. Monthly Deductions will continue to be made, and be deducted from the negative balance. At the end of the No Lapse Guarantee Period, We will notify You of the amount of any negative balance. Written Notice will be mailed to Your last known address no later than 30 days prior to termination. You will have 61 days to pay the negative balance plus the current Monthly Deduction. If the negative balance remains unpaid at the end of the 61 days, this Policy will terminate without value.

4.4 NO LAPSE GUARANTEE PREMIUM REQUIREMENT - The No Lapse Guarantee Premium Requirement is:

          a. The No Lapse Guarantee Premium shown in the Schedule of Policy Benefits, times

          b.   The number of Policy Months completed plus one.

4.5 CONTINUATION OF INSURANCE - Even if You stop paying premiums, this Policy will continue as long as:

          a. The Net Cash Surrender Value is sufficient to make Monthly Deductions, or

          b. The Policy is within the No Lapse Guarantee Premium Period and the sum of the premiums paid, less any Policy Debt and any withdrawals, has always been equal to or greater than the No Lapse Guarantee Premium Requirement.

4.6 GRACE PERIOD - Before this Policy will terminate for insufficient payment of premium, a Grace Period of 61 days will be given for the payment of additional premiums to keep this Policy in force. Notice of such premium will be mailed to Your last known address no later than 30 days prior to termination. Such notice is also sent to any assignee of record. The Grace Period will begin on any Monthly Anniversary where this Policy does not meet the conditions in the Continuation of Insurance provision. If the Grace Period expires without payment of the Additional Required Premium, this Policy will terminate at the end of the Grace Period without value.

4.7 Additional Required Premium - If this Policy is within the No Lapse Guarantee Premium Period, and the sum of premiums paid, less any Policy Debt and withdrawals has always been greater than the No Lapse Guarantee Premium Requirement prior to the Grace Period, the Additional Required Premium to keep this Policy in force will be the lesser of:

          a. The No Lapse Guarantee Premium Requirement at the beginning of the Grace Period, plus any Policy Debt and any withdrawals, less the sum of premiums paid; and

          b. The premium needed to increase the Net Cash Surrender Value to an amount that allows the Monthly Deduction to be made.

        If the Policy is beyond the No Lapse Guarantee Period or the sum of the premiums paid, less any Policy Debt and withdrawals has not always been greater than the No Lapse Guarantee Premium Requirement, the Additional Required Premium will be the premium needed to increase the Net Cash Surrender Value to an amount that allows the Monthly Deduction to be made.

4.8 REINSTATEMENT - This Policy may be reinstated following the end of the Grace Period. Such Reinstatement must be made while the Insured is living and within 5 years of the expiration of the Grace Period. For such reinstatement, We will require:

          a.   Written application for Reinstatement received by Us;

          b.   Evidence of insurability satisfactory to Us;

          c. Payment sufficient to carry the Policy from the date of lapse to the date of Reinstatement, plus payment of premium that is enough to keep the Policy in force for 2 months following Reinstatement;

          d.   Payment or restoration of any Policy Debt; and

          e.   Deduction from the Policy Fund of all overdue Monthly Deductions.

         If this Policy is reinstated during the No Lapse Guarantee Period, We will reinstate the No Lapse Guarantee Period, but in no event will it extend beyond the initial No Lapse Guarantee Period. To reinstate the No Lapse Guarantee Period, the total premium paid less any Policy Debt or withdrawals must exceed the No Lapse Guarantee Premium Requirements.

         If this Policy is reinstated after the No Lapse Guarantee Period, the No Lapse Guarantee Period will not apply.

         Reinstatement is effective on the first Monthly Anniversary on or following Our approval of the Reinstatement. The Surrender Charge is not affected by Reinstatement.



SECTION 5: RIGHT TO CHANGE THE DEATH BENEFIT



5.1 CHANGES IN SPECIFIED AMOUNT - You may change the Specified Amount while the Insured is living. You must send Us a written request for the change. You may not make changes more often than twice a year. If We approve the change, We will send You an Endorsement to the Schedule of Policy Benefits. The Endorsement will show the change and the effective date of the change. Any change in Specified Amount is subject to the following conditions:

         a.       If the Specified Amount is to be decreased:

                  1. The Specified Amount can not be decreased to less than the Minimum Specified Amount shown in the Schedule of Policy Benefits;

                  2. The Specified Amount can not be decreased to an amount that would cause the Maximum Premium Limits to be violated;

                  3. All decreases in Specified Amount will decrease previous increases in reverse order before decreasing the initial Specified Amount; and

                  4. The No Lapse Guarantee Premium shown in the Schedule of Policy Benefits will not decrease.

         b.       If the Specified Amount is to be increased:

                  1. The Specified Amount can not be increased by less than the Minimum Increase Amount shown in the Schedule of Policy Benefits;

                  2. The increase must be applied for on a supplemental application;

                  3. We will need satisfactory evidence of the Insured's insurability;

                  4. The surrender charge factors for the increase will be shown in an endorsement or revised Schedule of Policy Benefits;

                  5. The portion of the Specified Amount representing the increase may be assigned a Premium Class different from the Premium Class assigned to the initial Specified Amount or to any other increase; and

                  6. The No Lapse Guarantee Premium shown in the Schedule of Policy Benefits will increase.

5.2 CHANGES IN DEATH BENEFIT OPTION - You may change the Death Benefit Option. You must send Us a written request for the change. The change will be effective on the date shown in the amended Schedule of Policy Benefits. We will require satisfactory evidence of the Insured's insurability to make this change. We will not allow a change if it would cause the Maximum Premium Limits to be violated.

         a. If the change is from Option 1 to Option 2, the Specified Amount will be reduced to equal the current Specified Amount minus the current Policy Fund. This change will not be allowed if it would result in the Specified Amount being less than the Minimum Specified Amount shown in the Schedule of Policy Benefits.

         b. If the change is from Option 2 to Option 1, the Specified Amount will be increased to equal the current Specified Amount plus the current Policy Fund.

                       SECTION 6: YOUR INVESTMENT OPTIONS



6.1 THE SEPARATE ACCOUNT - The Separate Account is Our Separate Account A, established under the Insurance Laws of the State of Iowa, and is a unit investment trust registered with the SEC under the Investment Company Act of 1940. It is also subject to the laws of Iowa. We own the assets of the account; We keep them separate from the assets of Our General Account. We established the account to support variable insurance contracts.

6.2 INITIAL ALLOCATION - If any premium is received on or prior to the Record Date, the Net Premium will be allocated to the General Account regardless of the allocation percentages You have specified. The Business Day following the Record Date, the value in the General Account will be reallocated among the Investment Divisions and the General Account as You specified in the application.

6.3 ALLOCATIONS - The Separate Account has several Investment Divisions. We list them on the application and in the prospectus. You determine, using percentages, how Net Premiums will be allocated to Our General Account or among the Investment Divisions. You may choose to allocate nothing to Our General Account or to a particular Investment Division. But any allocation must be a whole number; You may not choose a fractional percent.

         We reserve the right to limit the number of Investment Divisions in which You have funds invested.

         The allocation of Net Premiums that took effect the Business Day following the Record Date is shown in the application. You may change the allocation for future Net Premiums at any time while the Policy is in force. To do so, You must send Us Written Notice. The change will take effect on the date We receive Written Notice at Our Executive Office.

         A premium might be paid when the Policy Fund amount is less than zero. In that case, when We receive that premium, We first use as much of the Net Premium as We need to eliminate the deficit in the Policy Fund. We will then allocate any remainder of the Net Premium in accordance with Your most recent request.

         Deductions are made from the unloaned portion of the General Account and the Investment Divisions of Our Separate Account for the Cost of Insurance, Expense Amount and other fees. You determine, using percentages, how these charges will be deducted from the Investment Divisions. Similar to premium allocation, You may not choose a fractional percent. Any allocation must be a whole number. You may change the allocation for future deductions at any time while the Policy is in force. To do so, You must send Us Written Notice. The change will take effect on the date We receive Written Notice at Our Executive Office.

         If there is not sufficient value to cover the deduction in any Investment Division you have chosen, We shall make deductions from other Investment Divisions in the proportion that each Investment Division bears to the Policy Value as of the date of the deduction.

6.4 TRANSFERS - You may request in writing to transfer monies from one Investment Division to another or between the Investment Divisions and the General Account. The minimum amount You may transfer is shown in the Schedule of Policy Benefits. This minimum need not come from any one Investment Division or be transferred to any one Investment Division. The minimum applies to the net amounts being transferred in Your request. The Minimum Number of Free Transfers You may make in each Policy Year without charge is shown in the Schedule of Policy Benefits. For each additional transfer there is a charge which will not exceed the Maximum Transfer Charge shown in the Schedule of Policy Benefits. This charge will be deducted from the Investment Divisions from which the transfer is being made in equal proportion to the number of such Investment Divisions on the day of the transfer. The amount remaining in any Investment Division after deducting the transfer and any transfer charge must be equal to or greater than zero.

         The maximum amount that can be transferred from the General Account to the Separate Account in any Policy Year is the greater of:

         a. 25% of the unloaned amount in the General Account at the beginning of the Policy Year; and

         b.       $1,000.

         We reserve the right to restrict or refuse transfers under this Contract. If we exercise this right, You will be notified in writing.

6.5 ACCOUNT INVESTMENTS - We use the assets of Our Separate Account to buy shares in the Funds. Each Investment Division is invested in a corresponding specific portfolio. Income and realized and unrealized gains and losses from Our shares in each portfolio are credited to, or charged against, the Investment Division. This is without regard to income, gains, or losses in Our other investment accounts.

         We will always keep assets in the Separate Account with a total value at least equal to the Policy Fund under policies like this one. To the extent those assets do not exceed this amount, We use them only to support those policies; We do not use those assets to support any other business We conduct. We may use any excess over this amount in any way We choose.

6.6 CHANGE IN INVESTMENT POLICY - A portfolio of the Funds may make a material change in its Investment Policy. In that case, We will send You a notice of the change. Within 60 days after You receive the notice, or within 60 days after the effective date of the change, if later, You may transfer any amount You have in that Investment Division to another Investment Division of Our Separate Account. The process for changing the Investment Policy of the separate account will be approved by Iowa, our state of domicile, and the process for doing so is on file with the Insurance Commissioner in the state in which this Policy is delivered.

6.7 CHANGE OF FUND - A portfolio might, in Our judgement, become unsuitable for investment by an Investment Division. This may happen because of a change in investment contract, or a change in the laws or regulations, or because the shares are no longer available for investment, or for some other reason. If that occurs, We have the right to substitute another portfolio of the Funds, or to invest in a Fund other than the ones We show on the application. However, We would first seek approval from the SEC and, where required, the insurance regulator where this Policy is delivered.


                            SECTION 7: POLICY VALUES



7.1 THE VALUE OF YOUR POLICY FUND - The amount in Your Policy Fund at any time is equal to the sum of the amounts You then have in Our General Account and in the Investment Divisions of Our Separate Account under this Policy.

         The Policy Fund on the Policy Date is any Net Premium received on or before the Policy Date minus the Monthly Deduction on the Policy Date, plus any interest credited since We received Your premium.

         Your Policy Values are at least equal to those set by law in the state in which this Policy is delivered. Where required, we have provided insurance regulators a detailed statement of how we compute values and benefits.

7.2 YOUR VALUE IN OUR General Account - The amount You have in Our General Account at any time is equal to the accumulation at interest of:

         a. The Policy Fund in the General Account from the end of the previous Policy Month; plus

         b. Net Premiums allocated to, or transfers made to the General Account during the current Policy Month; minus

         c. Any Monthly Deduction allocated to the General Account at the beginning of the current Policy Month; minus

         d. Any partial withdrawals, transfers, or transfer charges taken from the General Account during the current Policy Month; minus

         e. Any amount charged against the General Account for federal or state income taxes.

         We will credit the amount in Our General Account with interest based on Our future expectations. The rates may be different for unloaned and loaned amounts. The Minimum Guaranteed Interest Rate is shown in the Schedule of Policy Benefits. Any interest in excess of the Minimum Guaranteed Interest Rate will be at the sole discretion of Our Board of Directors and will be stated as an effective annual rate.

7.3 YOUR VALUE IN OUR SEPARATE ACCOUNT - The Separate Account portion of the Policy Fund at any time is equal to the sum of the values of all Accumulation Units assigned to this Policy.

         The number of Accumulation Units in any Investment Division is equal to:

         a. The number of Accumulation Units in the Investment Division at the end of the previous Policy Month; plus

         b. The number of Accumulation Units from Net Premiums allocated to, or transfers made to the Investment Division during the current Policy Month; minus

         c. The number of Accumulation Units from any Monthly Deduction allocated to the Investment Division at the beginning of the current Policy Month; minus

         d. The number of Accumulation Units from any partial withdrawals, transfers, or transfer charges taken from the Investment Division during the current Policy Month; minus

         e. The number of Accumulation Units from any amount charged against the Investment Division for federal or state income taxes.

7.4 ACCUMULATION UNITS - We will credit amounts to or deduct amounts from the Investment Divisions in the form of Accumulation Units. The number of Accumulation Units to be credited or deducted from any Investment Division will be determined by dividing the amount to be credited or deducted from the Investment Division by the Accumulation Unit Value of the Investment Division. Accumulation Units will be credited or deducted using the Unit Value for the Valuation Period during which the transaction occurs.

7.5 ACCUMULATION UNIT VALUE - The Accumulation Unit Value of each Investment Division was set at $10.00 on the first Valuation Period of the Investment Division. The Accumulation Unit Value for each subsequent Valuation Period is then determined at the end of the Valuation Period and is the Net Investment Factor for that period multiplied by the Accumulation Unit Value for the immediately preceding Valuation Period. The Accumulation Unit Value for a Valuation Period applies to each day in the period. The Accumulation Unit Value may increase or decrease from one Valuation Period to the next.

7.6 NET INVESTMENT FACTOR - The Net Investment Factor is an index used to measure the investment performance of an Investment Division from one Valuation Period to the next. The Net Investment Factor can be greater or less than one; therefore, the value of an Investment Division unit may increase or decrease.

         The Net Investment Factor for each Investment Division for a Valuation Period is determined by adding (a) and (b), subtracting (c) and then dividing the result by (a) where:

         (a) is the value of the assets at the end of the preceding Valuation Period;

         (b) is the investment income and capital gains, realized or unrealized, credited during the current Valuation Period;

         (c)      is the sum of:

                  1. the capital losses, realized or unrealized, charged during the current Valuation Period plus any amount charged or set aside for taxes during the current Valuation Period; plus

                  2. the Mortality and Expense Charge for each day in the current Valuation Period.

7.7 CASH SURRENDER VALUE - The Cash Surrender Value is equal to the Policy Fund less a Surrender Charge. Cash Surrender Values are at least equal to those required on the Policy Date by the state in which this policy was delivered. Where required, a detailed statement of the cash values and reserves under this Policy has been filed with the insurance department of the state in which this Policy was delivered. The Minimum Cash Surrender Value is based on the table shown under the Basis of Values section in the Schedule of Policy Benefits, appropriately modified for rated premium classes, and the Minimum Guaranteed Interest Rate on the General Account shown in the Schedule of Policy Benefits.

7.8 CHARGES AGAINST THE INVESTMENT DIVISION - In determining the values for the Accumulation Units, We deduct the Mortality and Expense Charge shown on the Schedule of Policy Benefits from the assets of each Investment Division. This charge is for mortality and expense risks that We assume.

         The earnings of the Separate Account are taxed as part of Our operations. At the present time, We do not expect to incur taxes on earnings of any Investment Division to the extent that earnings are credited under this Policy. If We incur additional taxes due to the operation of the Separate Account, We may make charges for such taxes against the Investment Divisions.

7.9 MONTHLY DEDUCTION - The Monthly Deduction for a Policy Month is equal to:

         (a)      the Expense Amount as shown in the Schedule of Policy
                  Benefits; plus

         (b)      the Cost of Insurance for that Policy Month; plus

         (c) the waiver Waiver of surrender Surrender charge Charge amount for that Policy Month; plus

         (d) the Rider Charge for that Policy Month. The Rider Charge is the cost of additional benefits provided by any Riders.

7.10 WAIVER OF SURRENDER CHARGE - The Waiver of Surrender Charge is determined on each Monthly Anniversary during the Waiver of Surrender Charge Period. It is equal to (a) multiplied by (b) divided by $1,000 where:

         (a) is the largest Specified Face Amount of Insurance on any Monthly Anniversary since the Policy Date and the Monthly Anniversary on which the Waiver of Surrender Charge is determined;

         (b) is the Waiver of Surrender Charge Monthly Rate shown in the Schedule of Policy Benefits.

7.11 COST OF INSURANCE - The Cost of Insurance is determined on each Monthly Anniversary. It is equal to (a) multiplied by the difference between
         (b) and (c), divided by $1,000 where:

         (a)      is the Cost of Insurance Rate;

         (b)      is the Insured's Death Benefit; and

         (c) is the Policy Fund after deducting the Expense Amount and the Rider Charge.

7.12 COST OF INSURANCE RATES - The monthly Cost of Insurance Rates in a Premium Class other than Rated will never be more than those shown in the Table of Guaranteed Monthly Cost of Insurance Rates in the Schedule of Policy Benefits. We may declare Cost of Insurance Rates that differ from those shown in the Schedule of Policy Benefits.

7.13 DECLARED RATES AND CHARGES - We may declare Cost of Insurance Rates, Policy Charges, and Interest Rates that differ from those stated in the Policy. Changes in the Cost of Insurance Rates, Expense Amounts, and Interest Rates will be based upon changes in future expectations for such elements as investment earnings, mortality, persistency, and expenses. Changes in the declared Cost of Insurance Rates, and Expense Amounts, will be by premium class, sex, Policy Year, and Issue Age. Changes in Interest Rates will be by loaned and unloaned portions of the General Account.

7.14 SURRENDER CHARGE - The Surrender Charge varies by Policy Year. It is based on the sex of the Insured, Insured's Issue Age, and Premium Class. The Surrender Charge for the initial Specified Amount is equal to:

         a. The Surrender Charge Factor found in the Table of Surrender Charges on the Schedule of Policy Benefits; multiplied by

         b.       The number of thousands of initial Specified Amount.

         A Specified Amount decrease will not reduce the Surrender Charge. If the Specified Amount increases, the Surrender Charge will increase. The Surrender Charge for the Specified Amount increase will equal the Surrender Charge for a new Policy with:

         a. The initial Specified Amount equal to the increase in Specified Amount increase;

         b. The Insured's Issue Age equal to the Policy Age on the date of the Specified Amount increase; and

         c.       The Premium Class for the Specified Amount increase.

7.15 WITHDRAWAL OF CASH SURRENDER VALUE - You may request in writing a Withdrawal of part or all of the Cash Surrender Value on any Monthly Anniversary before the Maturity Date while the Insured is living.

         If the total Cash Surrender Value is withdrawn, the amount payable will be the Net Cash Surrender Value on the date of withdrawal and this Policy will terminate.

         A partial Withdrawal of up to 50% in the first policy year, 90% thereafter, of the Net Cash Surrender Value will be allowed in any one Policy year. Withdrawals in excess of this amount will not be allowed. The Withdrawal must be at least the Minimum Withdrawal Amount shown in the Schedule of Policy Benefits. The amount payable upon a partial Withdrawal will be:

         a.       The amount of the Withdrawal requested; minus

         b.       Any applicable Withdrawal Charge.

         When a partial Withdrawal is made, the amount of the Withdrawal will be deducted from the Policy Fund. The Specified Amount will be reduced by the amount of the Withdrawal unless:

         a.       Death Benefit Option 2 is in effect; or

         b. The Policy Fund after Withdrawal times the Percentage found in the Corridor Percentage Table for the next Policy Year exceeds the Specified Amount prior to Withdrawal.

         A partial Withdrawal will not be allowed if it could result in the Specified Amount being less than the Minimum Specified Amount shown in the Schedule of Policy Benefits, or if it would cause the Maximum Premium Limits to be violated.

         For any Withdrawal from the General Account, We reserve the right to defer payment for the period permitted by law, but not for more than six months after We receive Your request. We will not defer payment if a partial Withdrawal is to be used to pay premiums on policies with Us. If the Withdrawal is requested within 30 days of a Policy Anniversary, the amount payable on Withdrawal will be the Net Cash Surrender Value plus any charges and deductions made since that Policy Anniversary, less any Policy Loans or partial Withdrawals made on or after that date.

7.16 WITHDRAWAL CHARGE - There is no Withdrawal Charge for the first Withdrawal made in a Policy Year. There is a Withdrawal Charge for each subsequent Withdrawal made in that Policy Year. The maximum Withdrawal Charge is shown in the Schedule of Policy Benefits.

                    SECTION 8: ANNUAL REPORT OF POLICY STATUS

8.1 ANNUAL REPORT OF POLICY STATUS - We will send You an annual report, at no charge, which gives a summary of this Policy's status as of the end of each Policy Year. This report will give information regarding the Death Benefit, Cash Surrender Value, premium payments, Monthly Deduction, and investment performance.

         In addition to the annual report, We will prepare at Your request a projection of the results of this Policy for future years. We will not charge more than $25 for this projection.

                             SECTION 9: POLICY LOANS

9.1 LOAN REQUIREMENTS - After this Policy has a Loan Value, You may borrow all or part of the Loan Value if these conditions are met:

                  a.       The Insured is living;

                  b. You send Us a written request in a form approved by Us; and

                  c. You assign this Policy to Us as sole security for a loan.

         The minimum requested loan that We will process and issue a check for is $100. However, We will allow smaller loans to pay for loan interest.

         We reserve the right to require this Policy accompany any Written Request.

         When You make a loan, You may tell Us how much of the loan is to be allocated to Your unloaned value in Our General Account and Your value in each Investment Division.

         If You do not otherwise notify Us in writing, We will determine the allocation by Your instructions for other deductions. If this is not possible, We will use a pro rata method.

         The loaned portion of Your Policy Fund will be kept as a part of Our General Account where it will earn interest at the annual effective rate we declare for loaned amounts. The Minimum Guaranteed Interest Rate on the General Account is shown in the Schedule of Policy Benefits. Any loan amount allocated to an Investment Division will be transferred to Our General Account.

         We reserve the right to require that this Policy accompany the Written Request.

9.2 LOAN VALUE - The Loan Value is the amount of loan available on any date. The Loan Value equals100% of Cash Value less loan interest the Net Cash Surrender Value less the interest on Policy Loans that will accumulate until the next anniversary.

9.3 INTEREST ON POLICY LOANS - We will charge interest on any Policy Loan at the Policy Loan Interest Rate. Interest is due at the end of each Policy Year. If interest is not paid when due, it will be added to the loan and bear interest at the same rate.

9.4 POLICY LOAN INTEREST RATE - The Maximum Policy Loan Interest Rate is shown in the Schedule of Policy Benefits. However, a lower rate may be charged. If the interest rate is lowered, it can be increased later. Any increase or decrease will occur no more than once a year. Any increase in the interest rate will be limited to a maximum of 1% a year. You will be given notice of any such increase at least 30 days before the effective date of the increase.

9.5 ZERO COST LOANS - Starting in the First Policy Year For Zero Cost Loans shown on the Schedule of Policy Benefits and each year after that, We will provide Zero Cost Loans on the full Loan Value of Your Policy. The Policy Loan Interest Rate on Zero Cost Loans will be the Minimum Guaranteed Interest Rate shown in the Schedule of Policy Benefits unless a higher interest rate is required by the Internal Revenue Service. If the Internal Revenue Service requires a higher Policy Loan Interest Rate, We will charge the minimum interest rate allowed.

9.6 POLICY DEBT - Policy Debt at any time is the total loan on the Policy on that date plus the accrued interest.

9.7 LOAN AND REPAYMENT - We have the right to postpone making a Policy Loan for the period permitted by law, but for not more than six months from the time We receive the request. However, We will not postpone a Policy Loan if it will be used to pay premiums on other policies issued by Us. All or part of any Policy Debt may be paid back at any time while this Policy is in force. All loan repayments will be allocated based on your last allocation instructions.

         If the Insured dies before a Policy Loan is repaid, the amount of the Policy Debt will be deducted from the Proceeds of this Policy.

9.8 EXCESS POLICY DEBT - If the Policy Debt grows to be equal to or greater than the Cash Surrender Value, Your Policy will enter the Grace Period.

                            SECTION 10: MATURITY DATE

10.1 MATURITY DATE - The Maturity Date of this Policy is shown in the Schedule of Policy Benefits. Within 90 days prior to the original Maturity Date, You may ask Us to continue this Policy. We will extend the Maturity Date if in so doing this Policy still qualifies as life insurance according to the Internal Revenue Service. By extending the Maturity Date, this Policy may not qualify as life insurance and may be subject to tax consequences. A tax advisor should be consulted prior to electing to extend the Maturity Date.

                  To continue this Policy beyond the original Maturity Date:

               a.   The Policy can not be in the Grace Period;

               b. All of the Policy Fund must be transferred to Our General Account or the Money Market Investment Division; and

               c.   The Death Benefit must be Option 1.

         Once this Policy is extended beyond Policy Age 100:

               a.   We will not allow any increases to the Specified Amount;

               b.   We will not allow any changes in the Death Benefit Option;

               c. We will only allow transfers to Our General Account and the Money Market Investment Division;

               d.   We will not accept any premium payments; and

               e.   All Monthly Deductions will be eliminated.

         Policy loans in effect on the Maturity Date will continue to accrue interest. If Policy Debt causes the Net Cash Surrender Value to decrease to a negative amount, we will send notice requesting a payment large enough to bring the Policy Fund to zero plus one year's interest on the Policy Debt. Notice of such payment will be mailed to Your last known address no later than 30 days prior to termination. If such payment is not received 30 days after mailing the notice, all coverage under the policy will terminate without value at the end of the 30 days.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


                            ADJUSTABLE DEATH BENEFIT
           DEATH BENEFIT AND POLICY VALUES WILL REFLECT THE INVESTMENT
            EXPERIENCE OF OUR SEPARATE ACCOUNT, WHICH MAY INCREASE OR
              DECREASE, AND INTEREST EARNED IN THE GENERAL ACCOUNT
                INSURANCE PAYABLE UPON DEATH BEFORE MATURITY DATE
                      PREMIUMS PAYABLE TO INSURED'S AGE 100
                 NON PARTICIPATING - NOT ELIGIBLE FOR DIVIDENDS

April 28, 2004



The Board of Directors
Midland National Life Insurance Company
Des Moines, Iowa

Gentlemen:

With reference to the Registration Statement for Midland National Life Separate Account A filed on form N-6 (File number 333-58300 Amendment 7) with the Securities and Exchange Commission covering flexible premium variable life insurance policies, I have examined such documents and such law as I considered necessary and appropriate, and on the basis of such examination, it is my opinion that:

1. Midland National Life Insurance Company is duly organized and validly existing under the laws of the State of Iowa and has been duly authorized to issue individual flexible premium variable life insurance contracts by the Department of Insurance of the State of Iowa.

2. The Midland National Life Insurance Company Separate Account A is a duly authorized and existing separate account established pursuant to the provisions of the Iowa Statutes.

3. The flexible premium variable life insurance contracts, when issued as contemplated by said Form N-6 Registration Statement, will constitute legal, validly issued and binding obligations of Midland National Life Insurance Company.

I hereby consent to the filing of this opinion as an Exhibit to said N-6 Registration Statement.


Sincerely,



/s/Stephen P. Horvat, Jr.


Stephen P. Horvat, Jr.
Senior Vice President, Secretary and General Counsel

                                POWER OF ATTORNEY



The undersigned directors and officers of Midland National Life Insurance Company, an Iowa corporation (the "Company"), hereby constitute and appoint Stephen P. Horvat Jr., and Therese M. Michels, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 and under the Investment Company Act of 1940 with respect to any life insurance or annuity policies: registration statements on any form or forms under the Securities Act of 1933 and under the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and him or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.



IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this _____day of ________________ 2003.


SIGNATURE                    DATE        SIGNATURE                   DATE

/s/                          1/8/03      /s/                         1/7/03
---------------------------- ------      --------------------------- ------
Michael M. Masterson                     John J. Craig II



/s/                          1/703       /s/                         1/7/03
---------------------------- -----       --------------------------- ------
Steven C. Palmitier                      Donald J. Iverson



/s/                          1/7/03      /s/                         1/7/03
---------------------------- --------    --------------------------- ------
Stephen P. Horvat, Jr.                   Thomas M. Meyer



/s/                          1/8/03
---------------------------- ------
Robert W. Korba

April 28, 2004


Midland National Life Insurance Company
One Midland Plaza
Sioux Falls, SD 57193


Gentlemen:

This opinion is furnished in connection with the filing of Post- Effective Amendment No. 7 to Registration Statement No. 333-58300 on Form N-6 ("Registration Statement") which covers premiums expected to be received under the flexible premium Variable Universal Life Insurance policy ("Policy") to be offered by Midland National Life Insurance Company. The Prospectus included in the Registration Statement describes policies which will be offered by Midland in each State where they have been approved by appropriate State insurance authorities. The policy forms were prepared under my direction, and I am familiar with the Registration Statement and Exhibits thereto.

In my opinion:
The illustrations of death benefits, policy fund and accumulated premiums in the illustration section of the Prospectuses included in the Registration Statement (the "Prospectus"), based on the assumptions stated in the illustrations, are consistent with the provisions of the Contract and Midland Nationals administrative procedures. The rate structure of the Contracts has not been designed, and the assumptions for the illustrations (including sex, age, rating classification, and premium amount and payment schedule) have not been selected, so as to make the relationship between premiums and benefits, as shown in the illustrations, appear to be materially more favorable than for any other prospective purchaser with different assumptions. The illustrations are based on a commonly used rating classification and premium amounts and ages appropriate for the markets in which the policy is sold.

I hereby consent to the filing of this opinion as an Exhibit to the Registration Statement.

Sincerely,


/s/

Randy D. Shaull, FSA, MAAA
Associate Actuary - Product Development

Exhibit 26 (m)
                     Midland National Life Insurance Company
                         Advisor Variable Universal Life
                        Exhibit 26(m) (Item 26(m) of N-6)


     1.   General Description

          The Cash Surrender Value is equal to the Policy Fund less any applicable Surrender Charge. The Policy Fund at any time is the accumulation of:


          a.   The Policy Fund at the end of the previous month, plus

          b.   Premiums paid, plus

          c. Any increase due to investment results of the appropriate investment division of the separate account or interest credited to the general account, minus

          d.   The Expense Amount as described in Section c, minus

          e.   Any Charges for Riders, minus

          f. The Pure Cost of Insurance (referred to as Cost of Insurance in the policy form), minus

          g.   Any partial withdrawal, minus

          h. Any decrease due to investment results of the appropriate investment divisions of the separate account.


          The Guaranteed Interest rate for the General Account is 3.5 percent, the Current Interest Rate will be declared by the Company. Investment experience of the Separate Account is reflected daily and is not guaranteed. The premiums are accumulated from the date they are paid. The Expense Amount, and Rider Charges are deducted from the accumulation at the beginning of the month, before the Pure Cost of Insurance is determined. Any Service Charges for transfers are deducted at the time of the transfer. The Pure Cost of Insurance is the Amount at Risk (Death Benefit less the Policy Fund) times the Cost of Insurance Rate. For Guaranteed Values, the Cost of Insurance Rate is based on the 1980 CSO ALB Mortality, split by sex and smoker status. For current values, the Cost of Insurance Rate varies by issue age, sex, duration, and premium class (preferred plus, preferred nonsmoker, nonsmoker, preferred smoker and smoker) and by the initial face amount of insurance.

          At the time of application for the policy, the policy owner can elect to pay $0.03 per month per $1,000 of insurance in policy years 1 through 15 and have the surrender charges completely eliminated for all policy years. The $0.03 per month per $1,000 charge is applied to the total specified face amount of insurance including any face increases that may occur.

          If the policyowner does not elect the waiver of surrender charge option at the time of application for insurance, the surrender charges will vary based upon the insured's issue age, sex, duration and premium class.

     2.   Formulae and Sample Calculations

          The following Formulae and Sample Calculations assume the Premium is paid on the anniversary and assume there are no cash value withdrawals nor transfers of policy fund.

     a.   Policy Fund

              Definitions

              tPF   =   Policy Fund at the end of the month t

              0PF   =   0

              tP    =   Any Premium received during month t, including Premium for Riders

              Et    =   The Expense Amount for month t, (see section c)

              tR    =   All Rider charges for month t

              tIE   =   The monthly Investment Experience Factor for month t which is based on the experience of the
                        Separate Account net of any charges taken out of the Separate Account, plus any interest credited to the General Account.

             tCOI   =   Monthly Cost of Insurance Rate for month t, (see Section b)

              PI    =   Pure Insurance Cost

            tTDB    =   Total Death Benefit from month t:  The total Death Benefit will vary by Benefit Option, either
                        Specified Amount or Specified Amount plus Policy Fund.  The tTDB will increase to the product of the Policy Fund times the Corridor Percentage (shown in the policy) if this product is greater than the benefit otherwise defined.

             tPF    =   (t-1PF +  tP - Et - tR - PI) * tIE

       WHERE

          PI        =   (tTDB-H) * tCOI

          H   =t-1PF + tP - tR - Et


              Sample Calculation - Assuming there is no Waiver of Surrender Charge Option:
              ---------------------------------------------------------------------------
              Sex: Male
              Class: Standard Nonsmoker
              Issue Age:40
              Duration: End of Policy Year 5
              Annual Premium: $2,206.00
              Death Benefit Option:1
              Death Benefit = Specified Amount = $200,000
              No Riders Attached
              Assumes an annual effective increase of 12.0% less 0.87% (average fund manager fees) less 1.40% (annual mortality & expense charge) = 9.73%

            59PF    =   $10,658.39

              H     =   10,658.39 + 0 - 0 - 10  = 10,648.39

              PI    =   (200,000 - 10,648.39) * .00026

                    =   49.23

            60PF    =   (10,648.39 + 0 - 10 - 0 - 49.23) * (1.0973) ^ (1/12)

                    =   10,681.49


Note:     For policy years in 21 and beyond, the current annual effective increase is 12.0% less 0.87% (average fund manager fees) less 0.25% (current annual mortality & expnse charge) = 10.88%




Surrender Charges:

The surrender charge for each policy year is a percentage of the first year surrender charge. For policy year 5 it is 90% of the first year surrender charge. A male standard nonsmoker issue age 40 has a first year surrender charge of $9.85 per $1,000 of face amount.

Policy Year 5 surrender Charge for above example is as follows:
          $200,000/$1,000 * 9.85 * 0.90 = $1,773.00

The appropriate surrender charge percentage for each policy year is shown below.

         Policy Year                 Factor
       -------------------------------------------
              1                       100%
              2                       100%
              3                       100%
              4                       95%
              5                       90%
              6                       85%
              7                       77.5%
              8                       70%
              9                       62.5%
              10                      55%
              11                      47.5%
              12                      40%
              13                      30%
              14                      20%
              15                      10%
              16+                      0%


          b.   Cost of Insurance

               The standard Guaranteed Maximum Monthly Cost of Insurance Rate is equal to 1 - (1-qx)1/12, where qx is the annual mortality rate from the 1980 CSO ALB Table split by sex and smoker classification. These are shown in the policy form.

                    Our Company intends to declare Cost of Insurance Rates lower than those guaranteed if our future expectations of mortality expenses, investment earnings and persistency permit. Initially, the Rates will be set lower than the guaranteed rates and will vary by issue age, sex, duration, and premium class, and by the initial face amount of insurance, but the current rates will never exceed the guaranteed rate.



          c.   Expense Amount

               There will be a monthly per policy charge of $10.00. On a guaranteed and current basis, this will be deducted in all policy years.

               If the policyowner elects the waiver of surrender charge option, a $0.03 per month per $1,000 of face amount charge will be applied in years 1 through 15 only.

               We also reserve the right to apply a $25 Service Charge for any transfer made after the 12th transfer in any policy year, however, we currently waive this charge.

                     Midland National Life Insurance Company
                        Advanced Variable Universal Life
                        Exhibit 26(m) (Item 26(m) of N-6)


     The Cash Surrender Value is equal to the Policy Fund less a Surrender Charge. The Policy Fund at any time is the accumulation of:


     a.   The Policy Fund at the end of the previous month, plus

     b.   Premiums paid less the Premium Load described in Section B.2.d, plus

     c. Any increase due to investment results of the appropriate investment division of the separate account or interest credited to the general account, minus

     d.   The Expense Amount as described in Section B.2.c, minus

     e.   Any Service Charges for Transfers, minus

     f.   Any Charges for Riders, minus

     g. The Pure Cost of Insurance (referred to as Cost of Insurance in the policy form), minus

     h.   Any partial withdrawal, minus

     i. Any decrease due to investment results of the appropriate investment divisions of the separate account.

     The Guaranteed Interest rate for the General Account is 3.5 percent, the Current Interest Rate will be declared by the Company. Investment experience of the Separate Account is reflected daily and is not guaranteed. The premiums less the premium loads are accumulated from the date they are paid. The Expense Amount, and Rider Charges are deducted from the accumulation at the beginning of the month, before the Pure Cost of Insurance is determined. Any Service Charges for transfers are deducted at the time of the transfer. The Pure Cost of Insurance is the Amount at Risk (Death Benefit less the Policy Fund) times the Cost of Insurance Rate. For Guaranteed Values, the Cost of Insurance Rate is based on the 1980 CSO ALB Mortality, split by sex and smoker status. For current values, the Cost of Insurance Rate varies by attained age, sex, and premium class (preferred plus, preferred nonsmoker, nonsmoker, preferred smoker and smoker). The Surrender Charge varies by issue age, sex, duration, and premium class.

2.   Formulae and Sample Calculations

     The following Formulae and Sample Calculations assume the Premium is paid on the anniversary and assume there are no cash value withdrawals nor transfers of policy fund.

a.   Policy Fund


              Definitions

              tPF   =   Policy Fund at the end of the month t

              0PF   =   0

              tP    =   Any Premium received during month t, including Premium for Riders

              tPL   =   Premium Load for month t, (see section B 2.d)

              Et    =   The Expense Amount for month t, (see section B.2.c)

              tR    =   All Rider charges for month t

              tIE   =   The monthly Investment Experience Factor for month t which is based on the experience of the Separate Account net of any charges taken out of the Separate Account, plus any interest credited to the General Account.

             tCOI   =   Monthly Cost of Insurance Rate for month t, (see Section B.2.b.)

              PI    =   Pure Insurance Cost

            tTDB    =   Total Death Benefit from month t:  The total Death Benefit will vary by Benefit Option, either Specified Amount or Specified Amount plus Policy Fund.  The tTDB will increase to the product of the Policy Fund times the Corridor Percentage (shown in the policy) if this product is greater than the benefit otherwise defined.

            tPF     =   (t-1PF +(1 - tPL) * tP - Et - tR - PI) * tIE

       WHERE

          PI        =   (tTDB-H) * tCOI

          H   =t-1PF + (1 - tPL) * tP - tR - Et



              Sample Calculation:
              ------------------
              Sex: Male
              Class: Standard Nonsmoker
              Issue Age:40
              Duration: End of Policy Year 8
              Annual Premium: $2,152.00
              Death Benefit Option:1
              Death Benefit = Specified Amount = $200,000
              No Riders Attached
              Assumes an annual effective increase of 12.0% less 0.87% (average fund manager fees) less 0.90%
              (annual mortality & expense charge) = 10.23%

          59PF      =   $10,071.15

              H     =   $10,071.15 + 0 - 0 - 7  = 10,064.15

              PI    =   (200,000 - 10,064.15) * .00022

                    =   41.79

          60PF      =   (10,071.15 + 0 - 7 - 0 - 41.79) * (1.1023) ^ (1/12)

                    =   10,104.04.

Note:     For policy years in 21 and beyond, the current annual effective increase is 12.0% less 0.87% (average fund manager fees) less 0.50% (current annual mortality & expense charge) =  10.63%

Surrender Charges:

The surrender charge for each policy year is a percentage of the first year surrender charge. For policy year 5 it is 100% of the first year surrender charge. A male standard nonsmoker issue age 40 has a first year surrender charge of $7.25 per $1,000 of face amount.

Policy Year 5 surrender Charge for above example is as follows:
          $200,000/$1,000 * 7.25 * 1.0 = $1,450.00

The appropriate surrender charge percentage for each policy year is shown below.

         Policy Year             Factor
       -------------------------------------
              1                   100%
              2                   100%
              3                   100%
              4                   100%
              5                   100%
              6                   100%
              7                   100%
              8                   90%
              9                   80%
              10                  70%
              11                  60%
              12                  50%
              13                  40%
              14                  30%
              15                  20%
              16+                  0%

          b.   Cost of Insurance

               The standard Guaranteed Maximum Monthly Cost of Insurance Rate is equal to 1 - (1-qx)1/12, where qx is the annual mortality rate from the 1980 CSO ALB Table split by sex and smoker classification. These are shown in the policy form.

               Our Company intends to declare Cost of Insurance Rates lower than those guaranteed if our future expectations of mortality expenses, investment earnings and persistency permit. Initially, the Rates will be set lower than the guaranteed rates and will vary by issue age, sex, duration, and premium class, and by the initial face amount of insurance, but the current rates will never exceed the guaranteed rate.

          c.   Expense Amount

               There will be a monthly per policy charge of $7.00. We also reserve the right to apply a $25 Service Charge for any transfer made after the 12th transfer in any policy year, however, we currently waive this charge.

               The maximum mortality and expense charge is a daily charge of 0.0024547% equivalent to an effective annual rate of 0.90% for all policy years.

          d.   Premium Load

               The premium load is 6.5% of premiums. On a guaranteed basis, this will be deducted in all policy years. On a current basis, it will only be charged in policy years 1 through 15.

                                 April 27, 2004




Midland National Life Insurance Company
One Midland Plaza
Sioux Falls, SD  57193

                  RE:      Advanced Variable Universal Life
                           Form N-6, File No. 333-58300

Gentlemen:

We hereby consent to the reference to our name under the caption "Legal Matters" in the Statement of Additional Information filed as part of the Post-Effective Amendment No. 7 to the Registration Statement on Form N-6 filed by Midland National Life Insurance Company Separate Account A for certain variable life insurance contracts (File No. 333-58300). In giving this consent, we do not admit that we are in the category of persons whose consent is required under
Section 7 of the Securities Act of 1933.

                               Very truly yours,

                               SUTHERLAND ASBILL & BRENNAN LLP



                               By:      /s/
                                    ------------------------------------------
                                       Frederick R. Bellamy

CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in Post effective Amendment No. 7 to this Registration Statement of Midland National Life Separate Account A on Form N-6 (File No. 333-58300) of our report dated March 18, 2004 on our audit of the financial statements of Midland National Life Separate Account A and our report dated March 3, 2004 on our audit of the financial statements of Midland National Life Insurance Company, respectively, which appear in such Registration Statement. We also consent to the reference of our firm under the caption "Financial Matters" in such Registration Statement.


                                       /s/---------------------------
                                          PRICEWATERHOUSECOOPERS LLP

Minneapolis, Minnesota
April 26, 2004

27(q) Redeemability

Process for Issuing a Policy

New Business Abstracting Desk Manual

Check your workbasket
  Type in NP60 (your desk code 813)
  If instructions state Issue Policy, write policy number down
Clear from NP60

Enter NB50 policy number (02537965);
This will reaudit the policy in case anyone has done any changes to the policy.

Type NP10 policy number (2537965); enter

On Imaging System, type in policy number 02537965
Click on Search space - this will bring up any papers that have been sent and scanned for this number.

Review forms/documents
Part I - application
Application Part II - exam

     Compare information example: correct spelling of name; date of birth; Social Security Number.

     Review other documents that have been scanned for Correspondence; E-mails; application transmittals; non-workbasket correspondence. These forms may contain instructions on changing something on the case.

TO BEGIN THE ABSTRACTING PROCESS:

     1. Verify the Proposed Insured's name is coded correctly and use the signature on the back of the application for further reference. If signature differs, you would use the Proposed Insured's signature (if readable). Also, use any other documents that have been scanned to verify name/signatures.

     2. See the box marked "Send Mail to" on the application. If the residence address is indicated, use the address in #2 on the application. If the business address is indicated, use the address in #3. If an insured requests an owner other than the Proposed Insured, use the address for the owner (should be indicated in the owner's section towards the bottom of the application). For all policies set up on a List Bill basis (D1-01), you would use the residence address unless a different owner is requested on the application in which case you would again use the owner's address.

     3. Return to Section 1 to verify the date of birth; age; state of birth; sex; Social Security number; and the Occupation Class (smoking status
          - Preferred Plus, Preferred Non-smoker, Preferred Smoker, Non-smoker, Smoker). The Occupation class is used when the plan code does not indicate the smoking status. The smoking question (#6) is on the front of the application. If the smoking question is answered `Yes', the occupation class will show SS. If answered `No', the occupation class will show either PPN, PN, NN. Preferred Plus is offered to insureds who are in better than average health

     Refer to your ratecard for the Underwriting guidelines used to determine if an insured Is eligible for Preferred class. If they are not eligible for Preferred Plus, they would Be issued at the best possible class.

This completes the first line of abstracting on the NP10 screen.

     4.   Begin the second line on the NP10 screen by verifying the Zip Code.

     5. Owner: When the Owner of the policy is the Proposed Insured, the owner will appear as `01'. If another owner is requested, it will appear as `00'.The owner's name and Social Security number/tax ID number will appear on the special billing screen as you page forward to continue the Abstracting process. If the policy has been keyed with the owner as person `01" and we need to change this information, just rekey the owner as `00' and as you page forward the special billing screen will appear where you will need to enter the owner's name and Social.

     6. Death Benefit Option 1 -2 should appear on all Universal Life policies. Verify the option as requested on the application in the box close to the `Plan of Basic Policy'. If neither option is marked, you would automatically use Option 1. This information should then be set up as an Endorsement in the policy pages or added to any amendment, whichever is appropriate.

     7. Mode Premium - This field displays the Mode Premium only. If a change is required, hit the PF6 and re-enter the modal premium on the plan change screen. When abstracting a Universal Life plan, it is important to make sure the modal premium on the application matches what appears on the NP10 screen. If it doesn't, re-key the modal premium again. (Universal Life plans have a stipulated first year minimum guaranteed premium. If the requested premium does not meet the minimum, the system will automatically increase the premium to satisfy this stipulation. This will also be indicated in the Audit Messages as follows: `Stipulated Premium Increased to Meet 1st Year Expenses'. You can verify the minimum guaranteed annual premium on the NP10 Screen under the heading NLG (no lapse guarantee premium).

          ** To change the mode premium on a UL product, it is necessary to go to the plan change screen (PF6) and re-key the amount indicated as the modal premium.

          On all other plans, the face amount requested determines the mode premium. These figures are determined by "ratecards" which are available for all plans and Provide a specified rate depending upon the age, sex, smoking status, etc. This Rate is multipled by the face amount which determines the mode premium. The System figures the mode premium at the time the coders enter the face amount Requested on the application.

          ** To change the mode premium on a Non-UL product, we would then need to make adjustments to the face amount on the policy.

8. Accounting Balance: This field displays the amount of cash that has currently been applied to the policy. If the amount of cash is more than what is listed on The application, check the transaction history - UW49 - for any additional accounting transactions.

This completes the second line of abstracting on the NP10 screen.

9. Begin the third line of abstracting on the NP10 screen by verifying the Premium Mode (Form) which will be entered as follows:


              MODE              FORM
              12                  A2         Annual

              06                  A2         Semi-Annual

              03                  A2         Quarterly (minimum of $25.00)

              01                  B1         Check-o-matic Monthly ($10.00 minimum on
                                             one file or $5.00 minimum on two or more
                                             files.  The $10.00 minium applies to ALL
                                             Universal Life plans regardless of the number
                                             Of files added to the COM authorization.
                                             (Can also be 03, 06 or 12 for mode)

              01                  D1         List Bill  (can also be 03, 06, 12)

              12                  D1         Internal code set up for Single Pay policies.
                                             You need to `X' Single Pay on the miscell-
                                             aneous screen and enter the Single Pay
                                             Amount under Lump Sum.  This code
                                             eliminates any further billings from being
                                             sent to the insured - it is a `one time pay'.

              01                  D2         Civil Service Allotment (CSA)

              01                  C1         Military Allotment (MGA)

10. The remainder of line three is used when a Proposed Insured is requesting payment on a COM basis. This information is located on the 1654 COM Authorization or on the front of the application. The bill date can be found on the Auth, on the front of the application or in the Special Request section at the bottom of the application.

     After reviewing the bill date, make sure to follow up with the month as well. If the Authorization has been received, an `X' should appear in the `Auth" field. The transit/routing number appears in the lower left-hand corner of the void check. The first 8 digits should appear in the transit field on the NP10 screen. The Account number appears to the right of the transit number on the void Check. Verify that the check number has not been keyed as part of the account Number. The Account number is keyed with no space or hyphens. The Account Type appears to the right of the Account Number. Verify if the Premium is to be drafted from the checking or savings account. If the policy you are currently abstracting is being added to another COM, the multiple billing number will display the policy number from that file. You should verify that the information keyed from the other file is accurate. The `SIG LINE' will display the signatures on the COM form or on the application.

     A sample of the COM authorization and application with COM info is attached. If the applicant is the same as the bank account holder, but does not sign in the designated com section, the signature on the back of the application can be used as authority to draft the account.

11. Begin the fourth line of abstracting on the NP10 screen by verifying the policy anniversary date. If a specific date if requested in Special Requests, or on any messages that have been sent, or in Issue instructions from the UW, this date is entered in the field marked `ANNIV'. The actual date of the policy is not established until the policy approved and issued, or unless a policy date is entered manually. For information regarding how the system assigns the anniversary date, refer to the Desk Manual Procedure entitled `Policy Dating Rules'. The `approved' field displays the date the Underwriter enters the approval on the System.

     The `rcvd' field displays the date the application was received in the Home office.

     The `app' field displays the date the application was completed and signed by the Proposed Insured.

     The `app st' field displays the state in which the application was signed.

     The `plan' field should display the `Plan of Basic Policy' that was requested on the application.

     The `amount' field should match the face amount of insurance requested on the application.

     The `agent information' field displays the soliciting/writing agent which is indicated on the back bottom of the application. You need to verify that the correct agent code has been entered and that any agent splits have been keyed as requested on the application. If the soliciting agent does not sign the application, It is returned with the policy to be signed and returned on delivery.

Hit PF8 key to continue to the next screens.

Issue Instructions (if any from the Underwriter) will follow the agent information.

     Audit Messages will follow; read all audit messages (especially level 2 or 3) to make sure the plan, face amount are available, etc.

     After the audit messages - any forms needed for `residence or signed state, will appear including applications, replacement forms, Part II.

     Following the Audit Messages will appear Delivery Requirements (if any). If an endorsement, amendments, or illustration statements are needed, they will appear after the delivery requirements.

Plan Screen - confirms the plan, face amount, riders, issue ages.

Miscellaneous screen displays the following:

     Primary beneficiary as indicated on the application

     Replacement  - P for processed - N for not processed

     1035 - X if the case applies - input date form will be mailed

     X Single Pay if ONE TIME PAY

     Input amount for Lump sum if 1035 will be sent; or if lump sum is indicated in Special request section of the application or if in any correspondence from the agent.

     Exclusion Field  - See Desk Manual Procedure for Exclusions

After completing all screens and any changes made, hit the PF1 key to issue. Follow instructions on the following screens.

Policy will be `Ready for Release' - if no requirements are needed or `Cannot release - Additional requirement needed.

Continue in the same manner for each policy on your workbasket.

Once you have issued a policy, go back to your workbasket (NP60). In front of the number, key C (completed), enter PF11 to exit.

Process for Administering a Policy

                           Interfund Transfer Requests

An interfund transfer will occur when the owner of a policy calls, writes, or faxes a message stating they would like to transfer value from one fund to another. The amount to be transferred must be at least $200. All requests received prior to 3:00 PM, CST will be processed effective as of the close of business that day. All requests received after 3:00 PM, CST will be processed effective as of the close of the next business day.

I. Recorded Line Calls

In the case of a telephone call from a policy owner, the call will come to Variable Services to be recorded. All calls will be "tagged" using the "Tag IT" feature. The following information will be verified in order to process the request:

Owner's Name/Insured's Name
Policy Number
Owner's Social Security Number
Insured's Date of Birth
Day Time Phone Number (In case they need to be contacted)

In the case of a telephone call from a Registered Representative, the call will come to Variable Services to be recorded. Completion of Form 6452, Granting Authorization to a Registered Representative for Variable Annuity and Variable Life Products, in addition to RSD approval must be on file prior to the request being taken. The following information will be verified in order to process the request:

Registered Representative's Name
Registered Representative's Code
Registered Representative's Day Time Phone Number (In case they need to be contacted)
Owner's Name/Insured's Name
Policy Number
Owner's Social Security Number
Insured's Date of Birth

After the request is taken via a recorded line, the completed Form 5039 will be date/time stamped by Variable Services.

II. Faxed Requests

To process a faxed request for an interfund transfer, the request must be signed by the policyowner or an authorized Registered Representative. If the request is not signed by the policyowner or a Registered Rep. with VPA, we will attempt to contact the policyowner to confirm the request over a recorded line. If we are unable to contact the policyowner, we will make a copy of the request for the file and return the original to the policyowner.

All forms will be date/time stamped when received by Variable Services.


III. Mailed Requests

To process a mailed request for an interfund transfer, the request must be signed by the policyowner or an authorized Registered Representative. If the request is not signed by the policyowner or a Registered Rep. with VPA, we will attempt to contact the policyowner to confirm the request over a recorded line. If we are unable to contact the policyowner, we will make a copy of the request for the file and return the original to the policyowner.

All forms will be date/time stamped when received by Variable Services.

                            Fund Addition Processing

The request may contain either dollar amounts or percentages of funds to be transferred. You may not use both.

Variable Services will review all requests to verify to/from funds exist on policy. If the "from" funds are not on the policy, we can not process the request. We will attempt to contact the policyowner to confirm the request over a recorded line. If we are unable to contact the policyowner, we will make a copy of the request for the file and return the original to the policyowner.

 If the "to" funds do not exist, they will need to be added. If the "to" funds are currently on the policy, skip the following steps and go directly to the transfer.


ADDING A NEW PHASE

If the interfund transfer requests a fund that has not been added to the policy yet, the fund will need to be added before the request can be completed. A list of the funds has been enclosed. When adding a phase, the IDA Control Trailer and the H4 Trailer also need to be added.

To add a phase, on a blank screen type in `PATM xxxxxxxx,CO=15" where x = the policy number.

Page down (PF8) until you get to the last phase, type an "A" for add under the asterisk "*" as shown below and hit enter.


 *  PH    RB  PLCODE    CV  SC  MR  ST  AG  TA  AGE  SEX ISSMY    DOB    UNITS
 A  14    68   FD5400    V       0  TN   0  48  48    1   0598  070649 000015000

    VPU     APPU   NDO  PR    PE    DU    IF    BN    CM     PAYDTE     EXPDTE
  0010000   10000  500   1     1    01     B    V      1      052050     052050

Now you can change the information to add the new phase:

*  PH  RB  PLCODE   CV   SC   MR  ST  AG  TA  AGE   SEX  ISSMY     DOB    UNITS
A  14 68   FD5400    V         0  TN   0 48    48    1    0598   070649 000015000

    VPU     APPU   NDO  PR  PE  DU  IF  BN  CM   PAYDTE   EXPDTE
  0010000   10000  500   1   1  01   B   V   1   052050   052050

          Items that need to be changed:
                  PH:  The next phase.  For example, if the last phase is 14, you would enter in 15.
                  PLCODE:  The plancode for the new fund.
                  TA:  Age of the insured when the contract was issued (Found on PSS1).
                  AGE:  Same as true age*
                  ISSMY:  Original issue month and year of the contract.
                  UNITS: Set to 0
                  NDO:  500
                  PR:  1
                  IF:  2
                  CM  1
*If a phase is being added to an annuity, you only need to change the True Age to the current age, the phase, the plancode and the NDO, PR, IF and CM.  The Age column will remain the issue age of the policy (not the new phase).


ADDING THE IDA CONTROL TRAILER

You can verify that the phase has been added by looking at PSS1, PSS5.

After the phase has been added, the IDA Control "I" Trailer needs to be added. Key the information as of the current effective month that the new fund is being added. The transaction to add the IDA Control trailer is DEEN T61;

T61          IDA CONTROL CHANGES
***********************
*    CONTROL DATA     *     DELETE:     ADD:  (1)   MOD:
***********************
*            DESK:   (2)  *
*         COMPANY:   (3)  *
*          POLICY:   (4)  *
* STAT REQD:          *      ********************
* PROC DATE: MM DD    *      *                  *
***********************      *  C H A N G E S   *
****************************************************************************
*             PHASE: (05)               ORIG STIPUL PREM:
*         MIN ANNUAL PREM:             TAX QUAL LIMIT:
*       SETTLEMENT OPTION:          FIXED AMT:              PERIOD:       LAG:
*       CUM GROSS PAYMENT:            CUM GR PMT/LOAD:
*         CUM GR PMT/COMM:          EXCESS INT WITHDN:
*         LAST CONT ANNIV: (6)        LAST PROC ANNIV: (7)
*          GROSS PREMIUMS:               NET PREMIUMS:
*       GROSS WITHDRAWALS:               AINT CHARGES:
*       INTEREST CREDITED:          EXCESS INT CREDIT:
*    INTER-FUND TRANSFERS:           FUND UNITS OWNED:

(1)      Add will always be marked for this instance.
(2)      Your three digit desk code.
(3)      The company number.
(4)      The policy number.
(5)      The new phase number.
(6)      Issue date of the new phase. Month/Year *
(7)      Issue date of the new phase. Month/Day/Year *

*If the contract anniversary has passed, use current year. For example: Policy Anniversary is 03/15/97, current date is 04/19/01, use 03/01. Current date is 02/21/01, use 03/00.

On annuities, the Last Processing Anniversary is always 01-01-YY (current year). To verify that the trailer was added, look on IIMG screen 10. There will be IDA Control Trailers for every fund on the policy so you may need to hit the "enter" key a few times until you get to the phase number of your new fund.

For Life Policies only, you will need to add the H4 trailer.

ADDING THE H4 TRAILER

The H4 Trailer shows the payment allocation and deduction percentages for each fund. All phases added will be added along with the prior allocations. Only one
H4 trailer is needed for the payment allocation and prorata rules. A new complete H4 Trailer must be added for the specific rule.

To add the H4 trailer, go to a blank screen and type `DEEN T604;' (enter)

T604          UNIVERSAL LIFE - MONTHLY DEDUCTION ALLOCATION RULES
***********************
*    CONTROL DATA     *      DELETE:     ADD: (1)   MOD: (1)
***********************
*            DESK:       (2)   *
*         COMPANY:       (3)   *
*          POLICY:       (4)   *
* STAT REQD:                   *********************
* PROC DATE: MM DD    *        *  C H A N G E S   *
************************       ********************
    PHASE: (5)   EFFECTIVE DATE: MM YYYY  (6)  MONTHLY DEDUCTION ALLOC RULE: (7)
  SEQ ID    PERCENT    ID    PERCENT    ID     PERCENT    ID     PERCENT    ID PERCENT
*  (8)  (9)    (10)

(1)      Type an "X" in the space for the transaction you are doing. *
(2)      Your three digit desk code.
(3)      The company number.
(4)      The policy number.
(5)      Always "04"
(6)      The date currently used on the existing H4 Trailer.
(7)      1=Specific, 2=Payment Allocation, 3=Prorata.
(8)      1, 2,3, etc.  (There are five funds per sequence)*
(9)      The fund ID (DXX)
(10)     The percentage of the deduction to be taken out of the fund.  For Specific, the deduction percentage is used.
         For Payment Allocation and Prorata, you always use "0.000".

* When you are modifying, you are modifying the sequence. For example, if sequence 1 has three fund phases and you are adding another fund, you would modify sequence 1 and enter in all of the fund phases that will be listed under sequence 1. Since each sequence will hold five funds, if sequence 1 already has five fund phases, you would need to add a sequence and add the fund under sequence 2. An example is shown below. If adding a new fund for a policy with a Specific rule, the existing H4 trailers need to be changed to show the new funds and a new H4 needs to be added using a current date for the effective date with all of the funds listed. For example, if a new fund is being added for the 02/99 monthaversary, the existing H4 trailers would need to be changed to show the new funds and a new H4 would need to be added to show all past and current funds with an effective date of 02/99.



***** UL-II - ALLOCATION PERCENTAGES *****

  H-4 PHASE: 04
  FUND                   EFFEC     PAYMENT        MONTHLY      MONTHLY
  PHASE  SEQ  FUND       DATE      ALLOC %        DEDUCT %    DEDUCT RULE

  07      1   FD0100     02/97    0.00000         0.00000      PMT ALLOC
  08      1   FD0200     02/97    0.00000         0.00000      PMT ALLOC
  09      1   FD0300     02/97    0.00000         0.00000      PMT ALLOC
  10      1   FD0400     02/97    0.00000         0.00000      PMT ALLOC
  11      1   FD0500     02/97    0.20000         0.00000      PMT ALLOC
  12      2   FD1000     02/97    0.00000         0.00000      PMT ALLOC
  13      2   FD1100     02/97    0.00000         0.00000      PMT ALLOC
  14      2   FD1200     02/97    0.00000         0.00000      PMT ALLOC
  15      2   FD1300     02/97    0.00000         0.00000      PMT ALLOC





                          Interfund Transfer Processing

To process the transfer request, go to a blank screen and key =TRNS [ENTER]. You will be brought directly to the INTERFUND TRANSFER screen.

TRNS                           INTERFUND TRANSFER

POLICY # - 00000000  CO - 15 OP - 15 AS-OF-DATE - 02/12/2001

 1.  FROM:      TO:      DOLLAR AMOUNT:               PERCENT:
 2.  FROM:      TO:      DOLLAR AMOUNT:               PERCENT:
 3.  FROM:      TO:      DOLLAR AMOUNT:               PERCENT:
 4.  FROM:      TO:      DOLLAR AMOUNT:               PERCENT:
 5.  FROM:      TO:      DOLLAR AMOUNT:               PERCENT:
 6.  FROM:      TO:      DOLLAR AMOUNT:               PERCENT:
 7.  FROM:      TO:      DOLLAR AMOUNT:               PERCENT:
 8.  FROM:      TO:      DOLLAR AMOUNT:               PERCENT:
 9.  FROM:      TO:      DOLLAR AMOUNT:               PERCENT:
10.  FROM:      TO:      DOLLAR AMOUNT:               PERCENT:
11.  FROM:      TO:      DOLLAR AMOUNT:               PERCENT:
12.  FROM:      TO:      DOLLAR AMOUNT:               PERCENT:
13.  FROM:      TO:      DOLLAR AMOUNT:               PERCENT:
14.  FROM:      TO:      DOLLAR AMOUNT:               PERCENT:
15.  FROM:      TO:      DOLLAR AMOUNT:               PERCENT:
                               TOTAL $:               TOTAL %:



PF01-PROCESS  PF03-EXIT



Key the policy number to be changed and the "AS-OF-DATE" if transfer is to be processed as of a current date and [ENTER]. The screen will reset with Policy Number added. Input FROM Fund, TO Fund, and either a dollar amount or percentage for each transaction. Tab between fields. Once all information has been entered, press [ENTER].

TRNS                           INTERFUND TRANSFER

POLICY # - 02110014  CO - 15 OP - 15 AS-OF-DATE - 02/12/2001

 1.  FROM: D51  TO: D53  DOLLAR AMOUNT: 50.00         PERCENT:
 2.  FROM: D51  TO: D64  DOLLAR AMOUNT: 50.00         PERCENT:
 3.  FROM: D51  TO: D67  DOLLAR AMOUNT: 50.00         PERCENT:
 4.  FROM: D51  TO: D69  DOLLAR AMOUNT: 50.00         PERCENT:
 5.  FROM: D51  TO: D71  DOLLAR AMOUNT: 50.00         PERCENT:
 6.  FROM:      TO:      DOLLAR AMOUNT:               PERCENT:
 7.  FROM:      TO:      DOLLAR AMOUNT:               PERCENT:
 8.  FROM:      TO:      DOLLAR AMOUNT:               PERCENT:

                               TOTAL $: 250.00        TOTAL %:

The system will automatically total the dollar amount or percentage entered. Verify this number against request. Use PF01 to process.


PF01-PROCESS  PF03-EXIT

=TRNS has been designed to perform all of the necessary transactions behind the scenes by using the information inputted. If =TRNS is not available, the request may be keyed by using transaction ITRU if necessary.

For example:

ITRU xxxxxxxx,CO=15,OP=15,ASOF=021201,TRNX=(FX=From fund,TX=To fund,TXN=Dollar Amount or TXP=Percentage)

ITRU_02110014,CO=15,OP=15,ASOF=021201,TRNX=(FX=D51,TX=D53,TXN=50.00)TRNX=
(FX=D51,TX=D64,TXN=50.00)TRNX=(FX=D51,TX=D67,TXN=50.00)TRNX=(FX=D51,TX=D69,
TXN=50.00)TRNX=(FX=D51,TX=D71,TXN=50.00) [ENTER]

After the transaction is keyed, you will be brought to the next screen where it will show your transaction is accepted or rejected. If it has accepted the transaction, type p, then tab, your desk code, and enter. Verify next day.

                               Recorded Line Calls

An interfund transfer or allocation change will occur when the owner of a policy calls, writes, or faxes a message stating they would like to transfer value from one fund to another. The amount to be transferred must be at least $200. All requests received prior to 3:00 PM, CST will be processed effective as of the close of business that day. All requests received after 3:00 PM, CST will be processed effective as of the close of the next business day.

For all calls from either a policy owner or Registered Representative with authorization, Variable Product Services will notify the caller that they are on a recorded line. This will apply to direct calls to VPS as well as calls transferred from other departments.

All calls will be "tagged" using the "Tag IT" feature. Tag IT will be brought up at the start of the business day on each PC. A call is tagged when the policy number is entered and "Send" is pressed. Upon completion of the call, Tag IT will be minimized on the desktop. "Tag It" only allows for the first policy number to be tagged for calls with multiple policy numbers.

PICTURE OF EXAMPLE OF COMPUTER SCREEN INSERTED HERE

A Variable Products - Request Form (Form 5039) will be completed for each policy. The following information will be verified to process the request:

Owner's Name/Insured's Name
Policy Number
Owner's Social Security Number
Insured's Date of Birth
Day Time Phone Number (In case they need to be contacted)

In the case of a telephone call from a Registered Representative, the call will come to Variable Product Services to be recorded. Completion of Form 6452, Granting Authorization to a Registered Representative for Variable Annuity and Variable Life Products, in addition to RSD approval must be on file prior to the request being taken. The following information will be verified to process the request:

Registered Representative's Name
Registered Representative's Code
Registered Representative's Day Time Phone Number (In case they need to be contacted)
Owner's Name/Insured's Name
Policy Number
Owner's Social Security Number
Insured's Date of Birth



The following steps will be completed for the Variable Products - Request Form (Form 5039).

Allocation of Future Net Premium and/or Monthly Deductions

     1. Print the portfolio codes (found at bottom of form) and percentages for allocation of new premium. They must be whole numbers and equal 100%.

     2. Deduction percentages for life policies will be the same as Allocation percentages unless indicated otherwise.

Interfund Transfers

     1. For current portfolio values, print the dollar amount or percentage to be transferred. Percentages must be in whole numbers. Please indicate using either $ or % symbols. They can not be combined. If you wish to rebalance the portfolio, please indicate in this section.

     2.   Print the portfolio to be transferred from

     3.   Print the portfolio to be transferred to


After the request is taken via a recorded line, the completed Variable Products
- Request Form (Form 5039) will be date/time stamped by Variable Services. "Tag It" only allows the tagging of one policy per call. A call may involve more than on policy. All calls must be logged in the Recorded Phone Log. The Recorded Phone Log will help track calls involving more than one policy.

Recorded Phone Logs as well as Ultra Call Software may be used when accessing a call. Ultra will allow the user to search by date, time, and/or policy number (for all "tagged" calls).



To locate a call in the Recorded Phone Log in Excel, press [Ctrl] + F. This will bring up the "Find" box. Enter the policy number you are searching for and press next. The search will identify the call.

PICTURE OF EXAMPLE OF COMPUTER SCREEN INSERTED HERE




Once you have located the policy in question, you may use the Ultra Software to search for the call. Open Ultra and click on "Find Sessions". You may define your search by entering the date and time.


PICTURE OF EXAMPLE OF COMPUTER SCREEN INSERTED HERE




All calls during the defined time will be displayed.


PICTURE OF EXAMPLE OF COMPUTER SCREEN INSERTED HERE

Next, hover over the pad of paper on the left side of the call in question. This will bring up call details including the policy number the call was tagged under.


PICTURE OF EXAMPLE OF COMPUTER SCREEN INSERTED HERE

Once the call has been identified, click on the underlined "Session Start Time" to access the call.




Press play to listen to the call in question.

PICTURE OF EXAMPLE OF COMPUTER SCREEN INSERTED HERE





You may also access calls by the tagged policy number. Open Ultra, click on Find Sessions, enter the dates to search from under Time and Duration, click on Details, enter the policy number, and click on Find Now.


PICTURE OF EXAMPLE OF COMPUTER SCREEN INSERTED HERE





This will display all calls under the policy number during the defined search.


PICTURE OF EXAMPLE OF COMPUTER SCREEN INSERTED HERE



Repeat steps from above to listen to the call.